DELAWARE LIFE ACCELERATOR PRIME VARIABLE ANNUITYSM

An individual flexible payment variable annuity

Issued by

Delaware Life Insurance Company

Supplement dated December 17, 2020

to the Prospectus dated December 17, 2020

This Rate Sheet Prospectus Supplement (the “Supplement” or “Rate Sheet Supplement”) provides certain information contained in the Delaware Life Accelerator Prime Variable AnnuitySM Prospectus dated December 17, 2020 (the “Prospectus”). Capitalized terms not defined in this Supplement have the same meaning as set forth in the Prospectus.

We are issuing this Supplement to provide: (1) the current Lifetime Withdrawal Percentages (the “LW%”), Bonus Rates (“BR%”), Bonus Period Lengths and the GLWB Fees associated with the Income Boost GLWB and Income Control GLWB, if you elect a GLWB; (2) the current Terms, GMAB Factor, GMAB Subsequent Purchase Payment Adjustment Factor and the GMAB Fee, if you elect the GMAB; and (3) the current HAV Fee Rate and ROP Fee Rate, if you elect an optional death benefit . This Supplement replaces and supersedes any previously issued Rate Sheet Supplement(s) and must be accompanied by the current variable annuity prospectus. This Supplement should be read and retained with the current variable annuity prospectus.

The LW% rates, BR% rates, Bonus Period Lengths and GLWB Fee for the GLWB; the Terms, GMAB Factors, and GMAB Subsequent Purchase Payment Adjustment Factors and the GMAB Fee Rate for the GMAB; and HAV Fee Rate and ROP Fee Rate for the optional death benefits applicable to your Contract will not change for the life of your Contract (unless subject to a Step-Up as described in the Step-Up Feature section of the Prospectus or a successive Term as described in the GMAB section of the Prospectus.) At the time of a Step-Up, the annual GLWB Fee Rate may increase up to 2.50% (0.625% quarterly) for the Income Boost GLWB and up to 1.95% (0.4875% quarterly) for the Income Control GLWB. If you elect a successive Term under the GMAB, the annual GMAB Fee Rate may increase up to 1.50% (0.375% quarterly).

If you would like another copy of the current Prospectus, including any historical rates and fees, please call us at (800) 374-3714. The Prospectus and this Supplement can also be found on the U.S. Securities and Exchange Commission’s website (www.sec.gov) by searching File No. 333-238865.

The GLWB, GMAB, HAV Death Benefit and ROP Death Benefit rates and elements below apply to applications signed and received In Good Order between December 17, 2020 and January 29, 2021.

LW%

The Lifetime Withdrawal Percentage is based on the age of the youngest GLWB Covered Person on the Income Start Date and on the date of any subsequent Step-Up, as shown in the table below.

LW% for the Income Boost GLWB

Age on Your Income Start Date and any Subsequent Step-Up date*	Lifetime Withdrawal Percentage Single-Life Coverage	Lifetime Withdrawal Percentage Joint-Life Coverage
<55	0.00%	0.00%
55-59	3.25%	2.60%
60-64	3.75%	3.10%
65-69	5.00%	4.35%
70-74	5.00%	4.35%
75-79	5.50%	4.85%
80-84	5.50%	4.85%
85+	6.00%	5.35%

LW% for the Income Control GLWB

Age on Your Income Start Date and any Subsequent Step-Up date*	Lifetime Withdrawal Percentage Single-Life Coverage	Lifetime Withdrawal Percentage Joint-Life Coverage
<55	0.00%	0.00%
55-59	3.75%	3.10%
60-64	4.25%	3.60%
65-69	5.50%	4.85%
70-74	5.50%	4.85%
75-79	5.75%	5.10%
80-84	6.00%	5.35%
85+	6.25%	5.60%

*	If you elect joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “GLWB Covered Person and Joint GLWB Covered Person.”

BR%

On each Contract Anniversary during a Bonus Period, we will calculate a Bonus Amount that may be added to the Withdrawal Benefit Base. The Bonus Amount will be equal to the current Bonus Base multiplied by the Bonus Rate. Currently, the Bonus Rate for Income Boost GLWB is 6.00% and the Bonus Rate for Income Control GLWB is 6.50%.

We will calculate two potential increases to the Withdrawal Benefit Base, one under the Step-Up Feature and the other under the Bonus Feature, and then increase the Withdrawal Benefit Base by the higher of the two.

BONUS PERIOD

We currently offer a ten-year Bonus Period.

GLWB FEE

The GLWB Fee is deducted from the Contract Value on the last Valuation Period of each Contract Quarter. The GLWB Fee is calculated by multiplying the annual GLWB Fee Rate (divided by four) by the Withdrawal Benefit Base. The annual GLWB Fee Rate is currently 1.50% (0.375% quarterly) for Income Boost GLWB and 1.35% (0.3375% quarterly) for Income Control GLWB. The GLWB Fee will never exceed the maximum annual GLWB Fee Rate, 2.50% (0.625% quarterly) for a Step-Up under the Income Boost GLWB and 1.95% (0.4875% quarterly) for a Step-Up under the Income Control GLWB.

GMAB TERMS

We currently offer a ten-year Term known as the Armor Ten GMAB and a seven-year Term known as the Armor Seven GMAB.

GMAB FACTORS

The current GMAB Factor for the initial Term is 95% for the Armor Seven GMAB and 105% for the Armor Ten GMAB .

GMAB Subsequent Purchase Payment Adjustment Factors

The current GMAB Subsequent Purchase Payment Adjustment Factors for the initial Term are:

Armor Ten GMAB

Completed Years of Term at time Purchase Payment is received	Purchase Payment Adjustment Factor
0	90%
1	80%
2	70%
3	60%
4	50%
5	50%
6	50%
7	50%
8	50%
9	50%

Armor Seven GMAB

Completed Years of Term at time Purchase Payment is received	Purchase Payment Adjustment Factor
0	85%
1	70%
2	60%
3	50%
4	50%
5	50%
6	50%

GMAB FEE

The GMAB Fee is deducted from the Contract Value on the last Valuation Period of each Contract Quarter. The GMAB Fee is calculated by multiplying the annual GMAB Fee Rate (divided by four) by the GMAB Base. The annual GMAB Fee Rate is currently 1.15% (0.2875% quarterly) for the Armor Seven GMAB and 1.10% (0.275% quarterly) for the Armor Ten GMAB. The annual GMAB Fee Rate will never exceed the maximum annual GMAB Fee Rate, currently 1.50% (0.375% quarterly) for successive Terms.

HAV FEE

The HAV Fee is deducted from the Contract Value on the last Valuation Period of each Contract Quarter. The HAV Fee is calculated by multiplying the annual HAV Fee Rate (divided by four) by the HAV Value. The annual HAV Fee Rate is currently 0.40% (0.10% quarterly).

ROP FEE

The ROP Fee is deducted from the Contract Value on the last Valuation Period of each Contract Quarter. The ROP Fee is calculated by multiplying the annual ROP Fee Rate (divided by four) by the ROP Value. The annual ROP Fee Rate is currently 0.20% (0.05% quarterly).

If you have any questions regarding this Supplement, please call the Service Center toll-free at (800) 374-3714 or write to us by mail - Delaware Life Insurance Company, P.O. Box 80428, Indianapolis, IN 46280; by express mail - Delaware Life Insurance Company, 301 Pennsylvania Pkwy, Suite 100, Indianapolis, IN 46280 and by facsimile at (800) 883-9165.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus dated December 17, 2020.

Please read this Supplement carefully and retain it for future reference.

DELAWARE LIFE ACCELERATOR PRIME VARIABLE ANNUITYSM

PROSPECTUS

December 17, 2020

This Prospectus describes the Delaware Life Accelerator Prime Variable AnnuitySM (the “Contract”), a flexible payment deferred variable annuity contract that allows you to accumulate assets on a tax-deferred basis for retirement or other long-term purposes. Delaware Life Insurance Company (the “Company,” “Delaware Life,” “us,” or “we”) and Delaware Life Variable Account F (the “Variable Account”) offer the Contract to individuals and entities.

When you contribute money to the Contract, you decide how to allocate your money among a number of Variable Account options and, if available, Fixed Account options. You should consider which features are important to you and the amount of Variable Account charges, the amount of any optional benefits charges and the amount of any Withdrawal Charges you are willing to bear relative to your needs. In deciding whether to purchase any of the optional living benefits and death benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs.

We hold the assets of each Variable Account option in a corresponding Subaccount of the Variable Account. Each Subaccount, in turn, invests in one of the following Funds:

AB Variable Products Series Fund, Inc., Class B

AB Balanced Wealth Strategy Portfolio

AB Growth and Income Portfolio

AB Large Cap Growth Portfolio

AB Small Cap Growth Portfolio

American Funds Insurance Series®, Class 4

Asset Allocation Fund

Global Balanced Fund

Global Growth Fund

Growth Fund

Growth-Income Fund

International Fund

New World Fund®

BlackRock Variable Series Funds, Inc., Class III

BlackRock 60/40 Target Allocation ETF V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

Black Rock Global Allocation V.I. Fund

BlackRock Large Cap Focus Growth V.I. Fund

BlackRock Variable Series Funds II, Inc.

BlackRock Total Return V.I. Fund

Columbia Variable Portfolio, Class 2

Columbia Variable Portfolio - Balanced Fund

Columbia Variable Portfolio - Select Large Cap Value Fund

First Trust Variable Insurance Trust, Class I

First Trust Capital Strength Portfolio

First Trust Dow Jones Dividend and Income Allocation Portfolio

First Trust International Developed Capital Strength Portfolio

Franklin Templeton Variable Insurance Products Trust, Class 4

Franklin Allocation VIP Fund

Franklin Income VIP Fund

Franklin Mutual Shares VIP Fund

Franklin Rising Dividends VIP Fund

Franklin Small Cap Value VIP Fund

Templeton Developing Markets VIP Fund

Goldman Sachs Variable Insurance Trust, Service Shares

Goldman Sachs U.S. Equity Insights Fund

Invesco Variable Insurance Funds, Series II

Invesco Oppenheimer V.I. Conservative Balanced Fund

Invesco V.I. Core Plus Bond Fund

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Equally-Weighted S&P 500

Invesco V.I. Equity and Income Fund

Invesco Oppenheimer V.I. Main Street Fund®

Invesco V.I. S&P 500 Index Fund

Janus Aspen Series, Service Shares

Janus Henderson VIT Balanced Portfolio

Janus Henderson VIT Enterprise Portfolio

Janus Henderson VIT Global Technology and Innovation Portfolio

Janus Henderson VIT Mid Cap Value Portfolio

JPMorgan Insurance Trust, Class 2

JPMorgan Insurance Trust Income Builder Portfolio

Lazard Retirement Series, Service Shares

Lazard Retirement Global Dynamic Multi-Asset Portfolio

Legg Mason Partners Variable Equity Trust, Class II

ClearBridge Variable Appreciation Portfolio

ClearBridge Variable Dividend Strategy Portfolio

ClearBridge Variable Mid Cap Portfolio

QS Variable Conservative Growth

Legg Mason Partners Variable Income Trust, Class II

Western Asset Core Plus VIT Portfolio

Lord Abbett Series Fund, Class VC

Bond Debenture Portfolio

Short Duration Income Portfolio

MFS® Variable Insurance Trust, Service Class

MFS® Growth Series

MFS® Investors Trust Series

MFS® Mid Cap Growth Series

MFS® Total Return Bond Series

MFS® Total Return Series

MFS® Utilities Series

MFS® Value Series

MFS® Variable Insurance Trust II, Service Class

MFS® Core Equity Portfolio

MFS® Global Growth Portfolio

MFS® Technology Portfolio

MFS® U.S. Government Money Market Portfolio1

MFS® Variable Insurance Trust III, Service Class

MFS® Blended Research® Small Cap Equity Portfolio

MFS® Conservative Allocation Portfolio

MFS® Global Real Estate Portfolio

MFS® Growth Allocation Portfolio

MFS® Mid Cap Value Portfolio

MFS® Moderate Allocation Portfolio

MFS® New Discovery Value Portfolio

Morgan Stanley Variable Insurance Fund, Inc., Class II

Core Plus Fixed Income Portfolio

Global Franchise Portfolio

Global Infrastructure Portfolio

Global Strategist Portfolio

Growth Portfolio

PIMCO Variable Insurance Trust, Advisor Class

PIMCO CommodityRealReturn® Strategy Portfolio

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

PIMCO Total Return Portfolio

Putnam Variable Trust, Class IB

Putnam VT Equity Income Fund

Putnam VT George Putnam Balanced Fund

Putnam VT Global Asset Allocation Fund

Putnam VT Global Health Care Fund

Putnam VT Income Fund

Putnam VT Research Fund

Putnam VT Sustainable Future Fund

Putnam VT Sustainable Leaders Fund

T. Rowe Price Variable Insurance Portfolios, II Class

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Health Sciences Portfolio

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There is no assurance that the MFS U.S. Government Money Market Portfolio will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

We restrict the Subaccounts available to you if you elect the Income Control GLWB or the GMAB . If you elect the Income Boost GLWB, the Income Control GLWB or the GMAB, you may not allocate Purchase Payments to the Fixed Account unless you participate in the DCA program and you may not transfer Contract Value to a Guarantee Period. Please see “Purchase Payments” for more information.

Please see “VARIABLE ACCOUNT OPTIONS: THE FUNDS” for a list of Funds by type and the names of the Funds’ investment advisers.

This Prospectus provides important information about the Variable Account and the Subaccounts that you should know before purchasing the Contract, including a description of the material rights and obligations under the Contract. It is important that you read the Contract, the optional living benefit and death benefit riders, and any amendments or endorsements.

We have filed a Statement of Additional Information, dated December 17, 2020 (the “SAI”), with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference into this Prospectus as a matter of law, which means it is legally part of the Prospectus. You can find the table of contents for the SAI on the last page of this

Prospectus. You may obtain a copy of the SAI without charge by writing to us at our Service Address, by calling us at (800) 374-3714, and by visiting us at our customer website via www.delawarelife.com. In addition, you can obtain it by visiting the SEC’s website (www.sec.gov). This website also contains material incorporated by reference, and other information about the Variable Account that has been filed with the SEC.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the Funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by calling us at (800) 374-3714 .

You may elect to receive all future reports in paper form free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling us at (800) 374-3714 . Your election to receive reports in paper form will apply to all Funds available under your Contract.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Variable Account, the Contract, and the Funds that a prospective investor ought to know before investing.

Any reference in this Prospectus to receipt by us means receipt at our Service Address: by mail - Delaware Life Insurance Company, P.O. Box 80428, Indianapolis, IN 46280; by express mail - Delaware Life Insurance Company, 301 Pennsylvania Pkwy, Suite 100, Indianapolis, IN 46280 , and by facsimile at (800)883-9165.

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with the Contract other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.

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SPECIAL TERMS

The following terms as used in this Prospectus have the indicated meanings:

ACCUMULATION PHASE: The period before the Annuity Income Date while the Contract is in force.

ANNUAL WITHDRAWAL AMOUNT (“AWA”): Under the GLWB, the maximum amount that you may withdraw in a Contract Year without reducing the Withdrawal Benefit Base. The AWA can change from Contract Year to Contract Year, based on changes in the Withdrawal Benefit Base and the Lifetime Withdrawal Percentage.

ANNUITANT: The natural person or persons with the right to receive annuity payments on or after the Annuity Income Date and on whose life or lives annuity payments involving life contingencies are based.

ANNUITY INCOME DATE: The date that annuity payments begin. If no Annuity Income Date is selected, the first annuity payment will be the first day of the month following the Contract Anniversary subsequent to the youngest Annuitant’s 100th birthday.

ANNUITY PAYMENT OPTION: A payment option as described under “Fixed Annuity Payment Options” or subsequently made available by the Company.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for purchase of a Contract.

ASSET CHARGE: The Asset Charge is also known as the mortality and expense risk charge. It is assessed in computing the Net Investment Factor.

BENEFICIARY: During the Accumulation Phase, the Beneficiary is the person or entity having the right to receive the death benefit and who, in the event of an Owner’s death, is the “designated Beneficiary” for purposes of Section 72(s) of the Code. After the Annuity Income Date, the Beneficiary is the person or entity having the right to receive the remaining payments, if any, under the Annuity Payment Option elected, following the death of each Annuitant.

BONUS AMOUNT: During the Bonus Period, an amount that may be added to the Withdrawal Benefit Base as a bonus at the end of each Contract Year and on the Income Start Date. The Bonus Amount is equal to the Bonus Rate multiplied by the Bonus Base.

BONUS BASE: The amount used to calculate any Bonus Amounts during the Bonus Period. The Bonus Base is not available for withdrawal, surrender, as a death benefit or for application to any Annuity Payment Option.

BONUS PERIOD: If you elect the Income Boost GLWB, a 10-year period before the Income Start Date, measured from the Issue Date or the last Step-Up Date, during which the Withdrawal Benefit Base can accumulate Bonus Amounts. After the initial Bonus Period, there may be additional Bonus Periods for the Income Boost GLWB. If you elect the Income Control GLWB, a one-time 10-year period before the Income Start Date, measured from the Issue Date, during which the Withdrawal Benefit Base can accumulate Bonus Amounts. There are no additional Bonus Periods for the Income Control GLWB. The Bonus Period terminates automatically on the Income Start Date for both the Income Boost GLWB and the Income Control GLWB.

BONUS RATE: A percentage rate multiplied by the Bonus Base on each Contract Anniversary (and on the Income Start Date if not a Contract Anniversary) during the Bonus Period to determine any Bonus Amounts. The Bonus Rate will not vary from the Bonus Rate disclosed in this Prospectus or as disclosed in any Rate Sheet Supplement.

BUSINESS DAY: Any day the New York Stock Exchange (“NYSE”) is open for trading and that is a day on which we process financial transactions and requests.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY (“we,” “us,” “our,” “DELAWARE LIFE”): Delaware Life Insurance Company.

CONTRACT: The flexible payment deferred variable annuity contract described in this Prospectus and issued to an Owner or Joint Owners after the initial Purchase Payment is accepted by us.

CONTRACT ANNIVERSARY: The same date in each succeeding year that corresponds to the Issue Date. If your Contract is issued on February 29th, your Contract Anniversary will be March 1st of each subsequent year.

CONTRACT QUARTER: A three-month period with the first Contract Quarter beginning on the Issue Date.

CONTRACT VALUE: During the Accumulation Phase, the Contract Value for any Valuation Period is equal to the Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, for that Valuation Period.

CONTRACT YEAR: A period of 365 days (366 days if a leap year) first measured from the Issue Date.

DEATH BENEFIT DATE: The date on which the Company receives Due Proof of Death. If there are multiple Beneficiaries, the Death Benefit Date will be the first date on which we receive Due Proof of Death from at least one Beneficiary.

DESIGNATED INVESTMENT OPTIONS: The Subaccounts that we make available for use with the Income Control GLWB and the GMAB.

DOLLAR COST AVERAGING (“DCA”) program: The Owner may elect to participate in the DCA program, at no extra charge, by allocating a Purchase Payment to the Fixed Account prior to your Annuity Income Date. The 6 and 12-month DCA program automatically transfers a fractional amount of your Purchase Payment, plus accrued interest, from the Fixed Account to your selected Subaccounts each month.

DUE PROOF OF DEATH: An original or an originally certified copy of an official death certificate, or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and, in respect of each Beneficiary, our claim form, properly completed, and any other information or documents required to make a death benefit payment.

EARLY WITHDRAWAL: Under the GLWB, any withdrawal taken prior to the Income Start Date.

EXCESS WITHDRAWAL: Under the GLWB, in any Contract Year after the Income Start Date, an Excess Withdrawal is the portion of cumulative withdrawals that exceeds the higher of the AWA and the RMD Amount.

FIXED ACCOUNT: A part of the Company’s general account, consisting of all the Company’s assets other than those allocated to the Company’s separate accounts. Amounts allocated to the Guarantee Periods and the DCA program are held in the Fixed Account.

FIXED ACCUMULATION VALUE: The sum of the values of all Guarantee Amounts credited to your Contract and the amounts in the DCA program for a Valuation Period.

FIXED ANNUITY: The only Annuity Payment Option offered by us for annuitization, which payments are fixed and do not vary as to dollar amount.

FUND: An open-end management investment company or series or portfolio thereof, sometimes called a “mutual fund,” registered under the Investment Company Act of 1940. Each Subaccount invests in shares of a Fund.

GLWB: Two optional living benefit riders, Delaware Life Income BoostSM (“Income Boost GLWB”) and Delaware Life Income ControlSM (“Income Control GLWB”), only one of which can be elected on or before the Issue Date. GLWB generally is an abbreviation for “guaranteed living withdrawal benefit.” The GLWB riders guarantee an Annual Withdrawal Amount (AWA) each Contract Year during the lifetime of the GLWB Covered Person or, if you elect joint-life coverage, during the lifetimes of the GLWB Covered Person and the Joint GLWB Covered Person.

GLWB COVERED PERSON (JOINT GLWB COVERED PERSON): Under the GLWB, the natural person whose age is used to determine the Lifetime Withdrawal Percentage for purposes of calculating the AWA on the Income Start Date and on any subsequent Step-Up Date. If joint-life coverage is elected, the GLWB Covered Person is the younger spouse as recognized under federal tax laws and the older spouse is the Joint GLWB Covered Person.

GLWB FEE: A fee calculated by dividing the annual GLWB Fee Rate by four and then multiplying by the Withdrawal Benefit Base, The fee is calculated and deducted from your Contract Value on the last Valuation Period of each Contract Quarter. The GLWB Fee will not vary from the GLWB Fee disclosed in this Prospectus or as disclosed in any Rate Sheet Supplement.

GLWB FEE RATE: The annual percentage rate (divided by four) used to calculate the quarterly GLWB Fee. The annual GLWB Fee Rate is currently 1.50% (0.375% quarterly) for Income Boost GLWB and 1.35% (0.3375% quarterly) for Income Control GLWB. The annual GLWB Fee Rate for the Income Boost GLWB and Income Control GLWB will never exceed the maximum annual GLWB Fee Rate, currently 1.95% (0.4875% quarterly).

GLWB MAXIMUM ANNUAL PURCHASE PAYMENT AMOUNT: The aggregate amount of Purchase Payments we will accept each Contract Year after the first Contract Anniversary if you elect the GLWB. Currently, the GLWB Maximum Annual Purchase Payment Amount is $50,000.

GMAB: An optional living benefit rider which can be elected on or before the Issue Date. The GMAB is currently comprised of two Terms: Delaware Life Armor Ten GMABSM (ten-year) (“Armor Ten GMAB”) and Delaware Life Armor Seven GMABSM (seven-year) (“Armor Seven GMAB”). GMAB generally is an abbreviation for “guaranteed minimum accumulation benefit.” The GMAB guarantees a minimum accumulation benefit on the Term End Date equal to the sum of (1) Purchase Payments received during the first 90 days of the initial Term multiplied by the applicable GMAB Factor; and (2) additional Purchase Payments during the initial Term, multiplied by the applicable GMAB Subsequent Purchase Payment Adjustment Factor and GMAB Factor; as adjusted by partial withdrawals. For successive Terms, if elected, we guarantee the sum of (1) Contract Value on the Term Start Date multiplied by the applicable GMAB Factor; and (2) additional Purchase Payments during the Term, multiplied by the applicable GMAB Subsequent Purchase Payment Adjustment Factor and GMAB Factor; as adjusted by partial withdrawals.

GMAB BASE: The guaranteed minimum accumulation benefit base, or the GMAB Base, is the amount used to determine the GMAB Credit, if any, on a Term End Date. The GMAB Base is equal to the Contract Value on a Term Start Date multiplied by the GMAB Factor and adjusted for any subsequent Purchase Payments and partial withdrawals. The GMAB Base is not available for withdrawal, surrender, as a death benefit, or for application to any Annuity Payment Option.

GMAB CREDIT: The amount by which the Contract Value is credited on a Term End Date if you elect the GMAB.

GMAB FACTOR: The rate by which the Purchase Payments received during the first 90 days of the initial Term and Contract Value of a successive Term on the Term Start Date are multiplied in the calculation of the GMAB Base if you elect the GMAB.

GMAB FEE: A fee calculated by dividing the annual GMAB Fee Rate by four and then multiplying by the GMAB Base. The fee is calculated and deducted from your Contract Value on the last Valuation Period of each Contract Quarter. The available Terms and GMAB Fee will not vary from the available Terms and GMAB Fee disclosed in this Prospectus or as disclosed in any Rate Sheet Supplement.

GMAB FEE RATE: The annual percentage rate (divided by four) used to calculate the quarterly GMAB Fee. The annual GMAB Fee Rate is currently 1.10% (0.275% quarterly) for the Armor Seven GMAB and the Armor Ten GMAB. The annual GMAB Fee Rate will never exceed the maximum annual GMAB Fee Rate, currently 1.50% (0.375% quarterly) for successive Terms.

GMAB SUBSEQUENT PURCHASE PAYMENT ADJUSTMENT FACTOR: The rate by which a subsequent Purchase Payment is multiplied in the calculation of the GMAB Base. The applicable GMAB Subsequent Purchase Payment Adjustment Factor will depend on the point in time the Purchase Payment is received during the Term.

GOOD ORDER: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required consents) so that the Company does not need to exercise any discretion to follow such instruction.

GUARANTEE AMOUNT: Any portion of the Fixed Accumulation Value allocated to a Guarantee Period with a particular Renewal Date (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited. Each year in a Guarantee Period is 365 days (366 days if a leap year), first measured from the date of the allocation to the Guarantee Period.

GUARANTEED INTEREST RATE: The rate of interest we credit during any Guarantee Period. Our minimum Guaranteed Interest Rate will always be equal to the greater of the required minimum nonforfeiture rate and 1%.

HAV BASE: An amount used to calculate the HAV Value. The HAV Base is equal to the portion of the Contract Value allocated to Subaccounts. The HAV Base is not available for withdrawal, surrender or for application to any Annuity Payment Option.

HAV COVERED PERSON: Under the HAV Death Benefit, the oldest Owner, or the oldest Annuitant if the Owner is not a natural person, on the Issue Date for the HAV Death Benefit except as provided under spousal continuation.

HAV DEATH BENEFIT: An optional death benefit known as the Highest Anniversary Value Death Benefit that you may be eligible to elect on or before the Issue Date of your Contract. HAV generally is an abbreviation for “highest anniversary value.” If elected, the HAV Death Benefit rider provides a death benefit equal to the higher of the Contract Value on the Death Benefit Date and the HAV Value. The HAV Death Benefit may be elected only if all Owners and Annuitants are younger than age 75 on the Open Date.

HAV FEE: A fee calculated by dividing the annual HAV Fee Rate by four and then multiplying by the HAV Value. The fee is calculated and deducted from your Contract Value on the last Valuation Period of each Contract Quarter.

HAV FEE RATE: The annual percentage rate (divided by four) used to calculate the quarterly HAV Fee. The annual HAV Fee Rate is currently 0.40% (0.10% quarterly).

HAV VALUE: The higher of (1) any Purchase Payments allocated to the Subaccounts, increased by the amount transferred from the Fixed Account to the Subaccounts; adjusted proportionately for any partial withdrawal taken from the Subaccounts; and adjusted proportionately for any amount transferred to the Fixed Account, and (2) the highest HAV Base on any Contract Anniversary before the Covered Person reaches the Maximum HAV Age, increased by any Purchase Payment allocated to the Subaccounts after that Contract Anniversary; increased by the amount transferred from the Fixed Account to the Subaccounts after that Contract Anniversary; adjusted proportionately for any partial withdrawal after that Contract Anniversary; adjusted proportionately for any amount transferred to the Fixed Account after that Contract Anniversary. Any increase in the HAV Value is subject to the Maximum HAV Value.

INCOME PHASE (annuity payout): The annuity payout period that begins on the Annuity Income Date and during which annuity payments are made.

INCOME START DATE: Under the GLWB, the date we receive your election to activate your right to withdraw the AWA. We will calculate the initial AWA on the Income Start Date. The Income Start Date cannot be earlier than the date the GLWB Covered Person attains age 55 nor later than the last Valuation Period before the Maximum Annuity Income Date.

ISSUE DATE: The effective date of your Contract when we apply your initial Purchase Payment and issue your Contract.

LIFETIME WITHDRAWAL PERCENTAGE: A percentage, based on the GLWB Covered Person’s age on the Income Start Date and on any subsequent Step-Up Date, that is applied to the Withdrawal Benefit Base to determine the AWA. The Lifetime Withdrawal Percentages will not change throughout the life of the Contract from the Lifetime Withdrawal Percentages disclosed in the Prospectus, or as disclosed in any Rate Sheet Supplement.

MAXIMUM ANNUITY INCOME DATE: The first day of the month following the Contract Anniversary subsequent to the youngest Annuitant’s 100th birthday, unless otherwise restricted, in the case of a Qualified Contract, by the particular retirement plan or by applicable law.

MAXIMUM HAV VALUE: On any day that is not a Contract Anniversary, the Maximum HAV Value is the HAV Value as of the most recent Contract Anniversary increased by any Purchase Payments made subsequent to such Contract Anniversary and decreased by any partial withdrawals made after such Contract Anniversary, including any Withdrawal Charges.

MAXIMUM ROP VALUE: The sum of all Purchase Payments, less any partial withdrawals including any Withdrawal Charges.

NET INVESTMENT FACTOR: A formula applied by the Company to reflect the investment performance of a Subaccount from one Valuation Period to the next and through which the Asset Charge is assessed. The Net Investment Factor may be greater than, less than, or equal to one.

NON-QUALIFIED CONTRACT: A Contract that does not receive favorable federal income tax treatment under Sections 401, 403, 408, 408A, or 457 of the Code. The Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The Business Day your Application is received in Good Order by the Company.

OWNER: The person(s) or entity entitled to the ownership rights in the Contract. Joint Owners must be spouses recognized as such under federal tax laws.

PAYEE: A recipient of payments under a Contract. The term includes (1) an Annuitant or (2) a Beneficiary who becomes entitled to benefits upon the death of the Owner, or upon the death of the Annuitant on or after the Annuity Income Date.

PROTECTED RMD AMOUNT: For a Qualified Contract, a value calculated after the first Contract Anniversary and after the Income Start Date that is used to determine the maximum amount that the Owner may withdraw in a Contract Year without reducing the Withdrawal Benefit Base. The Protected RMD Amount will never be available prior to the first Contract Anniversary or prior to the Income Start Date. On the first day of each Contract Year, the Protected RMD Amount is equal to the RMD Amount calculated for that calendar year, reduced by any prior withdrawals taken during the same calendar year. On January 1st of each Contract Year, the Protected RMD Amount will increase to the RMD Amount calculated for the new calendar year if such amount is greater than the previously calculated Protected RMD Amount. If the RMD Amount calculated for the new calendar year is less than the previously calculated Protected RMD Amount, the Protected RMD Amount will not change.

PURCHASE PAYMENT: An amount paid to the Company as consideration for the benefits provided by the Contract. Currently, you may not make a Purchase Payment, without our prior approval, that (1) would cause the total Purchase Payments to exceed $1.5 million and (2) if you elect a GLWB, would cause the total annual Purchase Payments to exceed the GLWB Maximum Annual Purchase Payment Amount.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408, 408A, or 457 of the Code.

RATE SHEET SUPPLEMENT: Supplements to the Prospectus which we periodically file with the SEC that detail and modify the (1) Lifetime Withdrawal Percentages, Bonus Rates, Bonus Period Lengths and GLWB Fee Rates associated with the GLWBs; (2) Terms, GMAB Factors, GMAB Subsequent Purchase Payment Adjustment Factors and the GMAB Fee Rate for the GMAB; and (3) the HAV Fee Rate and ROP Fee Rate for the optional death benefits. Rate Sheet Supplements will disclose the rates applicable for a specified range of dates. The Lifetime Withdrawal Percentages, Bonus Rates, Bonus Period Lengths, GLWB Fee Rates, Terms, GMAB Factors, GMAB Subsequent Purchase Payment Adjustment Factors, GMAB Fee Rate, HAV Fee Rate and ROP Fee Rate are disclosed in this Prospectus. You may contact the Service Center at (800) 374-3714 for the rates applicable to your Contract. Any historical Lifetime Withdrawal Percentages, Bonus Rates, Bonus Period Lengths, GLWB Fees, Terms, GMAB Factors, GMAB Subsequent Purchase Payment Adjustment Factors, GMAB Fee Rate, HAV Fee Rate and ROP Fee Rate

reflected in Rate Sheet Supplements may be found in the Prospectus, as well as on the SEC’s website (www.sec.gov) by searching with File Number 333-238865.

RECEIVE (receipt, receives, received by the Company): Occurs when received by the Company in Good Order at our Service Address, or at such other location and by any means we identify as acceptable to us.

RENEWAL DATE: The last day of a Guarantee Period.

RMD AMOUNT: The required minimum distribution amount, if any, that must be distributed with respect to the Contract Value of a Qualified Contract for the current calendar year under Section 401(a)(9) of the Code or other provisions of federal tax laws.

ROP Base: An amount used to calculate the ROP Value. The ROP Base is equal to the portion of Contract Value allocated to Subaccounts. The ROP Base is not available for withdrawal, surrender or for application to any Annuity Payment Option.

ROP COVERED PERSON: Under the ROP Death Benefit, the Owner, Joint Owner, or the Annuitant if the Owner is not a natural person, on the Issue Date for the ROP Death Benefit except as provided under spousal continuation.

ROP DEATH BENEFIT: An optional death benefit known as the Return of Premium Death Benefit that you may be eligible to elect on or before the Issue Date of your Contract. ROP generally is an abbreviation for “return of premium.” If elected, the ROP Death Benefit rider provides a death benefit equal to the higher of the Contract Value and the ROP Value. The ROP Death Benefit option may be elected only if all Owners and Annuitants are younger than age 80 on the Open Date.

ROP FEE: A fee calculated by dividing the annual ROP Fee Rate by four and then multiplying by the ROP Value. The fee is calculated and deducted from your Contract Value on the last Valuation Period of each Contract Quarter.

ROP FEE RATE: The annual percentage rate (divided by four) used to calculate the quarterly ROP Fee. The annual ROP Fee Rate is currently 0.20% (0.05% quarterly).

ROP VALUE: On the Issue Date, the ROP Value is equal to any initial Purchase Payment allocated to the Subaccounts. On each day other than the Issue Date, the ROP Value is equal to the ROP Value last determined; increased by any Purchase Payment on that day and allocated to Subaccounts; increased by the amount transferred from the Fixed Account to the Subaccounts on that day; adjusted proportionately for any partial withdrawal taken from the Subaccounts, and adjusted proportionately for any amount transferred to the Fixed Account on that day.

SERVICE ADDRESS: By mail, Delaware Life Insurance Company, P.O. Box 80428, Indianapolis, IN 46280; by express mail, Delaware Life Insurance Company, 301 Pennsylvania Pkwy, Suite 100, Indianapolis, IN 46280; and by facsimile at (800)883-9165; or such other address specified by written notice, to which all correspondence concerning your Contract should be sent.

STEP-UP: Under the GLWB, an increase that the Company applies to the Withdrawal Benefit Base.

STEP-UP DATE: Under the GLWB, the date when the Withdrawal Benefit Base is increased by a Step-Up.

SUBACCOUNT: A division of the Variable Account which invests in shares of a Fund.

SURRENDER VALUE: The amount payable on full withdrawal of your Contract. It is the Contract Value less any applicable Annual Contract Fee, any Withdrawal Charge, and any applicable GLWB, HAV Death Benefit, and ROP Death Benefit rider charges.

TERM: The length of time between a Term Start Date and Term End Date. The initial Term Start Date begins on the Issue Date. A successive Term Start Date, if elected, begins on the Term End Date of the prior Term. We currently offer a ten-year Term known as the Armor Ten GMAB and a seven-year Term known as the Armor Seven GMAB.

TERM END DATE: Under the GMAB, the Contract Anniversary on which a Term ends and the GMAB Credit, if any, is applied to the Contract Value.

TERM START DATE: Under the GMAB, the Contract Anniversary on which a Term begins. The initial Term Start Date is the Issue Date.

VALUATION PERIOD: The period of time beginning at the close of regular trading on the NYSE each Business Day and ending at the close of such trading on the next Business Day.

VARIABLE ACCOUNT: Delaware Life Variable Account F, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company and which is not chargeable with liabilities arising out of any other business of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure, for each Subaccount of the Variable Account. It is used to calculate the Contract Value allocated to each Subaccount of the Variable Account during the Accumulation Phase.

VARIABLE ACCUMULATION VALUE: The sum of the values of all the Variable Accumulation Units in the Subaccounts supporting your Contract for a Valuation Period.

WITHDRAWAL BENEFIT BASE: Under the GLWB, the amount used to calculate the AWA and the GLWB Fee. The Withdrawal Benefit Base is not available for withdrawal, surrender, as a death benefit, or for application to any Annuity Payment Option.

WITHDRAWAL CHARGE: The charge which will be applied in the event that you make a partial withdrawal or surrender your Contract during the period when the Withdrawal Charge applies. The Withdrawal Charge does not apply to any Free Withdrawal Amount or in any case where the Withdrawal Charge is waived under the Contract.

YOU and YOUR: The terms “you” and “your” refer to the “Owner,” as that term is used in this Prospectus.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Delaware Life Accelerator Prime Variable AnnuitySM Contract provides a number of important benefits for your retirement planning. You are eligible to purchase a Contract if you are younger than age 81 on the Open Date. During the Accumulation Phase, you may make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make annuity payments to you, or someone else designated by you, based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing the HAV Death Benefit or the ROP Death Benefit on or before the Issue Date at an additional cost. The Contract also provides two types of optional living benefits: (1) two guaranteed lifetime withdrawal benefit riders, the Income Boost GLWB and the Income Control GLWB; and (2) a guaranteed minimum accumulation benefit rider with a 10-year Term or a 7-year Term, the Armor Ten GMAB and the Armor Seven GMAB. You may elect a GLWB or the GMAB, but not both. Your election must be made on or before the Issue Date at an additional cost.

The Accumulation Phase

You can buy the Contract with an initial Purchase Payment of $10,000 or the maximum annual Individual Retirement Annuity contribution unless we waive these limits. You can make additional Purchase Payments at any time during the Accumulation Phase, unless you elected the GLWB, as described below. The minimum amount required for each additional Purchase Payment is $500. We will not accept, without our prior approval, a Purchase Payment that would cause the total Purchase Payments to exceed $1.5 million. We will not accept a Purchase Payment after any Owner or Annuitant attains age 93. In addition, if you elect a GLWB, Purchase Payments will be accepted after the first Contract Year only if the total annual Purchase Payments for that Contract Year do not exceed the GLWB Maximum Annual Purchase Payment Amount. Any Purchase Payment made, without our prior approval, that exceeds the GLWB Maximum Annual Purchase Payment Amount will be deemed “not in Good Order” and returned to you.

Variable Account Options: The Subaccounts

You can allocate your Purchase Payments among a number of Subaccounts. You may also transfer among the Subaccounts. Each Subaccount invests in a Fund that is either a mutual fund registered under the Investment Company Act of 1940 (“1940 Act”) or a separate series or portfolio thereof. Those Subaccounts available under the Income Control GLWB and the GMAB are called “Designated Investment Options.” The investment returns on the Funds are not guaranteed. You can make or lose money.

The Fixed Account Options: The Guarantee Periods

We may make Fixed Account options available, as currently disclosed in the Prospectus. When we do, you can allocate your Purchase Payments and transfer Contract Value to the Fixed Account and elect one or more of the available Guarantee Periods. You may also transfer your Contract Value to the available Guarantee Periods in the Fixed Account. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate for Purchase Payments and renewals, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate required by law. If we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some or all Guarantee Periods. If we stop offering a Guarantee Period or any Guarantee Periods at all, any future allocations, transfers or renewals into such Guarantee Period(s) will not be permitted. Guarantee Amounts already in existence will be unaffected, although the Guarantee Amounts will be transferred into a money market Subaccount at the end of the Guarantee Period unless you direct us to transfer the Guarantee Amounts into any other Subaccount(s). We currently are offering a one-year Guarantee Period.

If you elect a GLWB or the GMAB, you may choose to allocate Purchase Payments to the Fixed Account only if you participate in the DCA program. The DCA Program automatically transfers a fractional amount of your Purchase Payment, plus accrued interest, from the Fixed Account to your selected Subaccounts each month in the 6 or 12-month DCA Program. If you do allocate Purchase Payments or transfer Contract Value to a Guarantee Period, the GLWB will terminate automatically.

Amounts paid from the Fixed Account will be subject to the claims paying ability and financial strength of the Company. Interests in the Fixed Account will not be registered as an investment company under the Investment Company Act of 1940.

Fees and Expenses

The Contract has insurance features and investment features, and there are fees and expenses related to each.

If your Contract Value is less than $100,000 on your Contract Anniversary, we will deduct a $30 Annual Contract Fee. We will waive this fee if your Contract Value is $100,000 or more on your Contract Anniversary.

During the Accumulation Phase, we assess an Asset Charge at an annual rate of 1.20% in computing the Net Investment Factor for each Subaccount. The Asset Charge is designed to compensate us for the mortality, administrative, distribution and other expenses we assume to provide your Contract benefits. (See “Asset Charge.”)

If you withdraw more than the Free Withdrawal Amount prior to the Annuity Income Date or more than the greater of the Free Withdrawal Amount or the AWA after the Income Start Date, we assess a Withdrawal Charge against each Purchase Payment withdrawn. For each Purchase Payment, the Withdrawal Charge starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete years. See “Withdrawal Charge” for a description of the calculation of the Withdrawal Charge, the Free Withdrawal Amount, withdrawals are not subject to the Withdrawal Charge and the order of withdrawals.

In addition, if you elect an optional living benefit and/or an optional death benefit, as described below, we assess a proportionate rider fee from the amount withdrawn. Also, if you elect an optional death benefit, we assess a proportionate rider fee on the amount transferred to the Fixed Account.

Currently, you can transfer your Contract Value among the Subaccounts and, if available, the Guarantee Period(s) free of charge. However, we reserve the right to impose a charge of up to $25 per transfer. We limit the number of transfers to 12 per Contract Year. (See “Transfers Among the Subaccounts and the Fixed Account.”)

If you elect either the HAV Death Benefit or the ROP Death Benefit, a quarterly fee will be deducted from the Subaccounts on the last Valuation Period of each Contract Quarter (or proportionately when the optional death benefit terminates) as follows:

•	HAV Fee - 0.40% (0.10% quarterly) of the HAV Value.

•	ROP Fee - 0.20% (0.05% quarterly) of the ROP Value.

If you elect a GLWB, a quarterly fee will be deducted from the Subaccounts on the last Valuation Period of each Contract Quarter GMAB or proportionately when the GLWB terminates) as follows:

•	Income Boost GLWB Fee - 1.50% (0.375% quarterly) of the Withdrawal Benefit Base

•	Income Control GLWB Fee - 1.35% (0.3375% quarterly) of the Withdrawal Benefit Base

The annual GLWB Fee Rate will not exceed 2.50% (0.625% quarterly) for a Step-Up under the Income Boost GLWB and 1.95% (0.4875% quarterly) for a Step-Up under the Income Control GLWB.

If you elect the GMAB, a quarterly fee will be deducted from the Subaccounts on the last Valuation Period of each Contract Quarter (or proportionately when the GMAB terminates) as follows:

•	Armor Ten GMAB - 1.10% (0.275% quarterly) of the GMAB Base
•	Armor Seven GMAB - 1.15% (0.2875% quarterly) of the GMAB Base

The annual GMAB Fee Rate will not exceed 1.50% (0.375% quarterly) for successive Terms.

Fund Charges

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefits

If you elect the Income Control GLWB or a GMAB, we limit your investments to the Designated Investment Options. This reduces the risk that your Contract Value will suffer serious investment losses before you are eligible for your benefit payments to be paid from our assets. If you elect the Income Control GLWB, guaranteed benefit payments will be taken first from your Contract Value, and when the Contract Value is reduced to zero, we will begin the guaranteed benefit payments from our assets. If you elect a GMAB, we will increase your Contract Value to the GMAB Base on the Term End Date only if the Contract Value is less than the GMAB Base. We may not be required to use our own assets to make the guaranteed benefit payments under the Income Control GLWB or a GMAB unless your Contract Value suffers serious investment losses.

The GLWB: Income Boost GLWB and Income Control GLWB

On or before the Issue Date, you may elect the Income Boost GLWB or the Income Control GLWB at an additional cost. A GLWB offers a guaranteed annual withdrawal amount known as the AWA, with an opportunity for a Step-Up or a Bonus Amount to increase your Withdrawal Benefit Base.

The Income Boost GLWB is available only if all Owners and Annuitants are age 45 or older on the Issue Date and younger than age 81 on the Open Date. The Income Control GLWB is available only if all Owners and Annuitants are age 55 or older on the Issue Date and younger than age 81 on the Open Date. If you elect the Income Control GLWB, your investment choices are limited to the Designated Investment Options. If you elect the Income Boost GLWB, your investment choices include all Subaccounts.

The following chart compares the features of the Income Boost GLWB and the Income Control GLWB.

Income Boost GLWB	Income Control GLWB

Provides high investment flexibility, potential for higher Contract Value and higher income through Step-Ups, compared with Income Control GLWB	Provides higher level of guaranteed income, lower investment flexibility and lower potential for Step-Ups, compared with Income Boost GLWB

Investments unrestricted in Subaccounts (subject to Contract and rider maximums)	Investments restricted to Designated Investment Options (subject to Contract and rider maximums)

Annual Step-Up, based on highest quarterly Contract Value	Annual Step-Up, based on Contract Value on Contract Anniversary

Bonus Periods restart on each Step-Up Date	Only one Bonus Period

You should consult with your financial professional to determine whether you have a need for the Income Boost GLWB or the Income Control GLWB.

Any Purchase Payments received in excess of the GLWB Maximum Purchase Payment Amount without our prior approval will be deemed “not in Good Order” and returned to you. Purchase Payments allocated to any investment option that is not a Designated Investment Option will terminate the Income Control GLWB.

Withdrawals taken in excess of specified amounts, or withdrawals taken prior to certain dates, will, in addition to decreasing your Contract Value, decrease values under the GLWB by an amount that may be greater than the amount withdrawn and may cause your Contract and the GLWB to terminate without any value.

You may terminate the GLWB at any time. If the GLWB terminates on any day except the last day of the Contract Quarter, we will deduct a proportional amount of the GLWB Fee. GLWB Fees will not be refunded upon termination of the GLWB. (See “The GLWB Fee.”) In addition, the GLWB will terminate if you annuitize and under certain circumstances, if you change the ownership of the Contract. If you elect the Income Control GLWB and transfer any portion of your Contract Value to a Subaccount that is not a Designated Investment Option or to a Guarantee Period, your Income Control GLWB will terminate automatically. If you elect the

Income Boost GLWB and transfer any portion of your Contract Value to a Guarantee Period, your Income Boost GLWB will automatically terminate. Upon termination, all benefits and fees associated with a GLWB will cease. Once terminated, the GLWB cannot be reinstated.

If you elect a GLWB, you may not elect a GMAB.

The GMAB: Armor Ten GMAB and Armor Seven GMAB

On or before the Issue Date, you may elect either the Armor Ten GMAB or the Armor Seven GMAB at an additional cost. The GMAB guarantees a minimum accumulation benefit on the Term End Date equal to the sum of (1) Purchase Payments received during the first 90 days of the initial Term multiplied by the applicable GMAB Factor; and (2) additional Purchase Payments during the initial Term, multiplied by the applicable GMAB Subsequent Purchase Payment Adjustment Factor and GMAB Factor; as adjusted by partial withdrawals. For successive Terms, if elected, we guarantee the sum of (1) Contract Value on the Term Start Date multiplied by the applicable GMAB Factor; and (2) additional Purchase Payments during the Term, multiplied by the applicable GMAB Subsequent Purchase Payment Adjustment Factor and GMAB Factor; as adjusted by partial withdrawals.

The guaranteed minimum accumulation benefit is known as the GMAB Base.

If, on the Term End Date, the Contract Value is less than the GMAB Base, the Company will add an additional amount, known as the GMAB Credit, to the Contract Value.

The GMAB is available only if all Owners are younger than age 81 on the Open Date. If you purchase the GMAB, your investment choices are limited to the Designated Investment Options.

Currently, the Company offers an Armor Ten GMAB and an Armor Seven GMAB. The GMAB Factor for the Armor Ten GMAB is 105% and for the Armor Seven GMAB is 95%.

Withdrawals taken before the Term End Date will, in addition to decreasing your Contract Value, decrease values under the GMAB by an amount that may be greater than the amount withdrawn and may cause your Contract and the GMAB to terminate without any value.

You may not voluntarily terminate the GMAB during a Term, unless you surrender the Contract. The GMAB will terminate on the Term Date on the Annuity Income Date or if you do not elect a successive Term, you annuitize or surrender the Contract. Upon termination, all benefits and fees associated with the GMAB will cease. Once terminated, the GMAB cannot be reinstated.

If you elect a GMAB, you may not elect a GLWB .

Designated Investment Options

If you elect the Income Control GLWB or a GMAB, your Purchase Payments and Contract Value must be allocated to the Designated Investment Options. The Income Control GLWB will terminate automatically if you do not comply with this requirement. The GMAB does not permit any transfers from the Designated Investment Options. Upon the termination of the Income Control GLWB and a GMAB, an optional death benefit rider, if elected, will NOT automatically terminate and you then may select any of the Subaccounts and, if available, the Fixed Account for allocation. If the Income Control GLWB or the GMAB is terminated, any optional living benefit charges will not be refunded. (See “DESIGNATED INVESTMENT OPTIONS” .)

We have selected cautious and moderate asset allocation Funds to be the Designated Investment Options. Asset allocation Funds employ investment strategies that are intended to balance investments among equities, bonds and cash equivalents and to reduce the downside exposure of the Funds during market downturns. If you elect the Income Control GLWB or a GMAB, we limit your investments to the Designated Investment Options because limiting downside exposure during market downturns helps us to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under the Income Control GLWB or a GMAB. At the same time, the balanced investment strategy of the Designated Investment Options during an upside market period could limit market gains in your Contract. The investment objective and policies of the Designated Investment Options may conflict with your investment objectives by reducing the potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. You should consult with your financial professional to determine whether you have a need for the Income Control GLWB or a GMAB and whether the Designated Investment Options are appropriate investments for you.

Basic Death Benefit

If you die during the Accumulation Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon whether you choose the basic death benefit provided by the Contract or, at an additional cost, one of the optional death benefits. The basic death benefit pays your Contract Value calculated as of the Death Benefit Date.

Optional Death Benefit

You may elect one of the two optional death benefits at an additional cost on or before the Issue Date. The two optional death benefits are the HAV Death Benefit and the ROP Death Benefit. The HAV Death Benefit pays the greater of the Contract Value on the Death Benefit Date and the HAV Value (See “HAV Death Benefit.”) The ROP Death Benefit pays the greater of the Contract Value on the Death Benefit Date and the ROP Value (See “ROP Death Benefit.”) If you elect the HAV Death Benefit, all Owners and Annuitants must be younger than age 75 on the Open Date. If you elect the ROP Death Benefit, all Owners and Annuitants must be younger than age 80 on the Open Date. Partial Withdrawals will, in addition to decreasing your Contract Value, decrease values under the HAV Death Benefit and the ROP Death Benefit riders by an amount that may be greater than the amount withdrawn.

You may terminate the HAV Death Benefit and the ROP Death Benefit at any time. If the HAV Death Benefit and the ROP Death Benefit terminate on any day except the last day of the Contract Quarter or upon annuitization, we will deduct a proportional amount of the optional death benefit fees. The optional death benefit fees will not be refunded upon termination of the optional death benefit rider. In addition, the HAV Death Benefit and the ROP Death Benefit will terminate if you annuitize. In certain circumstances, a change of ownership may also terminate the HAV Death Benefit and the ROP Death Benefit. Upon termination, all benefits and fees associated with the HAV Death Benefit and the ROP Death Benefit will cease. Once terminated, the HAV Death Benefit and the ROP Death Benefit cannot be reinstated. See “HAV Death Benefit” and “ROP Death Benefit.”

The Income Phase: Annuitization Provisions

If you want to receive regular income payments other than payments under the GLWB or the Systematic Withdrawal program, you can select one of several fixed Annuity Payment Options. There are no variable Annuity Payment Options available under the Contract. Subject to the Maximum Annuity Income Date, you choose your Annuity Income Date to begin your annuity payments. Once the Income Phase begins, you cannot change the choice of Annuity Payment Option.

Withdrawals, Surrenders, and Withdrawal Charges

You can withdraw money from your Contract or surrender your Contract during the Accumulation Phase. You may withdraw the Free Withdrawal Amount from your Contract Value each year without the imposition of a Withdrawal Charge. During the first Contract Year, the Free Withdrawal Amount is equal to the greater of a) 10% of the total Purchase Payments in the first Contract Year; or b) the RMD Amount for the current calendar year, as calculated by us under the Code and regulations. For all other Contract Years, the Free Withdrawal Amount is equal to the greater of: a) 10% of the Contract Value (computed as of the last Contract Anniversary prior to the withdrawal), or b) the RMD Amount, if any, for the current calendar year, as calculated by us under the Code and regulations. Withdrawals other than the Free Withdrawal Amounts will be subject to a Withdrawal Charge. If you elect a GLWB, any AWAs will be paid from your Contract Value first until your Contract Value is reduced to zero. Thereafter, the Company will pay the AWAs to you from its own assets.

You should work with your financial professional to determine if the Contract is an appropriate investment for you in the event that you do not elect any optional benefits, described in the Optional Living Benefits and Optional Death Benefits sections.

For any withdrawal and surrender, including any Free Withdrawal Amount, you may also have to pay income taxes and tax penalties. You should consult a qualified tax professional for more information.

Right to Examine and Cancel

The Contract contains a Right to Examine provision. You may return and cancel your Contract within 10 days after receiving it (30 days if your Contract was purchased as part of a replacement or later, if required by your state). We will return your Contract Value as of the end of the Valuation Period when we receive your cancellation request in Good Order plus any amount deducted from your Purchase Payments. This amount may be more or less than the original Purchase Payment. If the Contract is issued in a state requiring the return of Purchase Payments, you will receive the greater of (1) your Contract Value as of the Valuation Period we receive your cancellation request, reduced by the applicable Annual Contract Fee and the Withdrawal Charge or (2) your total Purchase Payments made as of that date.

Tax Provisions

Your earnings are not taxed unless you take a withdrawal from the Contract. If your Contract is a Non-Qualified Contract and you withdraw money during the Accumulation Phase, earnings come out first for tax purposes and are taxed as ordinary income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

You should consider whether the election of a GLWB in a tax qualified Contract is appropriate for you if you intend to withdraw RMD Amounts on or before the first Contract Anniversary and the Income Start Date. If you make an Early Withdrawal or an Excess Withdrawal, your original investment in your tax-qualified Contract and GLWB value may be less than you anticipated and may even terminate the Contract.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer other forms of annuity contracts with a variety of features, benefits and charges. Some of these other annuity contracts may be available at a lower cost and you should ask your financial professional. Not all of the annuity contracts that we offer are available in all jurisdictions or through all financial professionals with whom we contract. You should consider with your financial professional what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at our Service Address:

By mail - Delaware Life Insurance Company

P.O. Box 80428, Indianapolis, IN 46280

By express mail - Delaware Life Insurance Company

301 Pennsylvania Pkwy, Suite 100, Indianapolis, IN 46280

By facsimile - (800) 883-9165

By telephone - (800) 374-3714

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.1

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value among the Subaccounts and the Fixed Account, if available. State premium taxes may also be deducted.

Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Purchase Payments)		None
Maximum Withdrawal Charge for Full Surrenders and Partial Withdrawals (as a percentage of Purchase Payments withdrawn)		8%[2]

Number of Completed Years Since the Purchase Payment Has Been in Your Contract	Withdrawal Charge
0	8%
1	7%
2	6%
3	6%
4	5%
5	4%
6	3%
7 or more	0%
Maximum Fee Per Transfer (currently $0):		$25

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Contract Fee	$30[3]

Variable Account Annual Expenses

(As a percentage of average Variable Accumulation Value)

Total Variable Account Annual Expenses (Asset Charge)	1.20%[4]

Charges for Optional Death Benefits	Current Charge	Maximum Charge

HAV Death Benefit (as a percentage of the HAV Value5)	0.40% annually (0.10% quarterly)	0.40% annually (0.10% quarterly)

ROP Death Benefit (as a percentage of the ROP Value6)	0.20% annually (0.05% quarterly)	0.20% annually (0.05% quarterly)

Charges for Optional Living Benefits[7]	Current Charge	Maximum Charge

Income Boost GLWB (as a percentage of the Withdrawal Benefit Base8)	1.50% annually (0.375% quarterly)	2.50% annually (0.625% quarterly)

Income Control GLWB (as a percentage of the Withdrawal Benefit Base8)	1.35% annually (0.3375% quarterly)	1.95% annually (0.4875% quarterly)

GMAB (as a percentage of the GMAB Base9)

Armor Ten GMAB	1.10% annually (0.275% quarterly)	1.50% annually[9] (0.375% quarterly)

Armor Seven GMAB	1.15% annually (0.2875% quarterly)	1.50% annually[9] (0.375% quarterly)

Total Asset Charge and Optional Benefit Charges[10]	3.10%[11]	4.10%[12]

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, is contained in the prospectus for each Fund for the year ended December 31, 2019.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.44%	2.16%

The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2019, and were provided by the Funds. We have not independently verified the accuracy of the Fund expense information. Current or future expenses may be greater or less than those shown.

[1]	The fee tables apply to the Accumulation Phase of the Contract and reflect the maximum charges unless otherwise noted. (See “CONTRACT CHARGES.”) There are no fees assessed during the Income Phase.
[2]

A portion of your Contract Value may be withdrawn each year without imposition of any Withdrawal Charge and, after a Purchase Payment has been in your Contract for seven complete years, it may be withdrawn free of the Withdrawal Charge. (See “Withdrawal Charge.”)

[3]	The Annual Contract Fee is waived if your Contract Value is $100,000 or more on your Contract Anniversary. (See “Annual Contract Fee.”)
[4]

The Variable Account Annual Expense(Asset Charge) is assessed as a reduction in the Net Investment Factor at the end of each Valuation Period. The Asset Charge is designed to compensate us for mortality expense, administration, distribution and other expenses. There is no separate asset charge for these expenses. (See “Asset Charges.”)

[5]

The HAV Death Benefit is described under “DEATH BENEFIT.” It is currently available only if all Owners and Annuitants are younger than age 75 on the Open Date. The HAV Value is equal to your initial Purchase Payment, and is thereafter subject to certain adjustments. The charges shown are assessed and deducted quarterly based upon the HAV Value, taken on the last day of each Contract Quarter. (See “HAV Death Benefit.”) The annual HAV Fee Rate will not exceed 2.00% (0.50% quarterly) for future Contracts .

[6]

The ROP Death Benefits is described under “DEATH BENEFIT.” It is currently available only if all Owners and Annuitants are younger than age 80 on the Open Date. The ROP Value initially is equal to your initial Purchase Payment, and is thereafter subject to certain adjustments. The charges shown are assessed and deducted quarterly based upon the ROP Value, taken on the last day of each Contract Quarter. (See “ROP Death Benefit.”) The annual ROP Fee Rate will not exceed 2.00% (0.50% quarterly) for future Contracts.

[7]

As discussed under “OPTIONAL LIVING BENEFIT: THE GLWB,” we have the right to increase the rate of the charge on a Step-Up for the Income Boost GLWB up to the maximum annual charge of 2.50% and for the Income Control GLWB up to the maximum annual charge of 1.95% The charge shown is assessed and deducted quarterly based upon the Withdrawal Benefit Base, taken on the last day of each Contract Quarter. Your actual charges may be less than the maximum stated above. (See “Step-Up Feature.”)

[8]	The Withdrawal Benefit Base initially is equal to your initial Purchase Payment, and is thereafter subject to certain adjustments. (See “OPTIONAL LIVING BENEFIT: THE GLWB”)
[9]

The GMAB Base initially is equal to Purchase Payments received during the first 90 days of the initial Term and Contract Value of a successive Term on the Term Start Date. Purchase Payments are thereafter subject to the GMAB Subsequent Purchase Payment Adjustment Factor. (See “OPTIONAL LIVING BENEFIT: THE GMAB.”) As discussed under “OPTIONAL LIVING BENEFIT: THE GMAB, we have the right to increase the rate of the charge for successive Terms up to the maximum annual charge of 1.50%.

[10]	Optional benefit charges are based on the average daily Contract Value or are benefit based.
[11]	The highest current optional benefit charges include the current charges of .40% for the HAV Death Benefit and the 1.50% for the Income Boost GLWB.
[12]	The highest maximum benefit charges include the maximum charges of .40% for the HAV Death Benefit and 2.50% for the Income Boost GLWB in the event of a subsequent Step-Up.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, Annual Contract Fees, Variable Account annual expenses (Asset Charges), optional benefit fees, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract combines the features producing the highest maximum charges, including the HAV Death Benefit and the Income Boost GLWB. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the Annual Contract Fee to a percentage, the Example assumes an average Contract size of $100,000. In addition, the Example assumes no transfers were made and no premium taxes were deducted. If these expenses were considered, the expenses shown below would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,449	$2,539	$3,857	$7,216

(2)	If you annuitize your Contract at the end of the applicable time period or do not surrender your Contract:

1 year	3 years	5 years	10 years
$659	$2,024	$3,446	$7,216

The fee table and Example should not be considered a representation of past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes (ranging from 0% to 3.5%) from Contract Value, which may be assessed upon annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

For information concerning compensation paid for the sale of the Contracts, see “DISTRIBUTION OF THE CONTRACT.”

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus. (See “APPENDIX D - CONDENSED FINANCIAL INFORMATION.”)

THE ANNUITY CONTRACT

Delaware Life and the Variable Account offer the Contract to individuals and entities for use in connection with long term retirement planning. Annuities are long-term investment vehicles designed for retirement planning and are not suitable for short-term investing or speculation. Persons wishing to employ such strategies should not purchase a Contract.

The Contract provides certain features that may benefit you in retirement planning.

•

It has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you may generally make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. When you choose Variable Account options, you assume the investment risk. When you choose Fixed Account options, we credit guaranteed interest to your Fixed Accumulation Value. During the Income Phase, we make annuity payments based on the amount you have accumulated. Annuity payments are fixed, and not variable.

•

It also has tax deferral during the Accumulation Phase, so that you do not pay taxes on the increase in the Contract Value. You are taxed when you withdraw the Contract Value. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need to purchase an annuity contract.

•

You may elect one of the optional living benefits: a GLWB or a GMAB. If you elect a GLWB, it provides annual lifetime withdrawal payments under single-life coverage or spousal joint-life coverage for an additional charge. If you elect a GMAB, it provides a guaranteed minimum accumulation benefit at the end of the Term for an additional charge. You may elect a GLWB or a GMAB only on or before the Issue Date. If you elect the Income Control GLWB or a GMAB, you may only allocate Purchase Payments and Contract Value to the Designated Investment Options.

•

It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing prior to the Issue Date one of the optional death benefits known as the HAV Death Benefit and the ROP Death Benefit for an additional charge.

•

If you so elect, during the Income Phase, it provides annuity payments to you or another Payee for life or for another period that you choose. You may choose any Annuity Payment Option at least 30 days before the Annuity Income Date.

•

All obligations arising under a Contract, including the promise to make annuity payments, and the optional living benefit and death benefit guarantees, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.

The Contract may be offered to personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Code. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts.” Currently, we offer Qualified Contracts only as Traditional IRAs or Roth IRAs under Section 408 and 408A of the Code. We refer to all Contracts other than Qualified Contracts as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

You should work with your financial professional to decide whether a GLWB, the GMAB, the HAV Death Benefit, and the ROP Death Benefit riders are appropriate for you based on a thorough analysis of your insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

STATE LAW VARIATIONS

Your Contract is subject to the law of the state in which it is issued. Contract provisions may vary depending on the state of issuance. Any material state variations are listed in “APPENDIX A - STATE LAW VARIATIONS.”

COMMUNICATING TO US ABOUT YOUR CONTRACT

You may submit transaction requests or otherwise communicate with us in writing or by telephone or by any other means acceptable to us. All materials transmitted to us, including Purchase Payments, must be received at our Service Address. For all telephone communications, you must call (800) 374-3714. In addition, your authorized financial professional who is a registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing to our Service Address or by telephone at (800) 374-3714) if the broker-dealer permits and the registered representative has written authorization from you.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we receive them, in Good Order, at our Service Address or by telephone at (800) 374-3714) .

However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern Time.

Certain methods of contacting us may be unavailable or delayed. Any telephone system or website can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request in writing to our Service Address.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Delivery of Contract Information

During the Accumulation Phase, we may make available for Owners the option to receive to receive prospectuses, transaction confirmations, reports and certain other communications in electronic format, instead of receiving paper copies. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, to avoid any disruption of deliveries to you. You have the right to receive a paper copy of our communications at any time, free of charge. You can stop eDelivery by updating the consent in your user profile. We are not required to offer the electronic delivery service and may discontinue it in whole or in part at any time. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our Service Address or by telephone at (800) 374-3714).

DELAWARE LIFE INSURANCE COMPANY

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Group One Thousand One, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account, whether or not realized, are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct.

The assets of the Variable Account are divided into Subaccounts. Each Subaccount invests exclusively in shares of a specific Fund. All amounts allocated by you to a Subaccount will be used to purchase Fund shares at their net asset value. All distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for withdrawals, annuity payments, death benefits, Contract fees, fees for any optional living benefit or death benefit, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Subaccounts each of which invests in a single Fund. Each Fund is a mutual fund registered under the 1940 Act, or a separate series or portfolio thereof.

Currently, you may select one or more Subaccounts that invest in the Funds listed below by investment category1.

If you elect the Income Control GLWB or the GMAB, all Purchase Payments and your entire Contract Value must be allocated only among the Subaccounts that are identified below as Designated Investment Options*.

Allocation-Cautious*

Franklin Income VIP Fund

Invesco Oppenheimer V.I. Conservative Balanced Fund

JPMorgan Insurance Trust Income Builder Portfolio

MFS® VIT III Conservative Allocation Portfolio

Allocation-Moderate*

AB Variable Products Series AB Balanced Wealth Strategy Portfolio

American Funds Insurance Series® Asset Allocation Fund

American Funds Insurance Series® Global Balanced Fund

BlackRock Global Allocation V.I. Fund

BlackRock 60/40 Target Allocation ETF V.I. Fund

Columbia Variable Portfolio - Balanced Fund

First Trust/Dow Jones Dividend & Income Allocation Portfolio

Franklin Allocation VIP Fund

Invesco V.I. Equity and Income Fund

Janus Henderson VIT Balanced Portfolio

MFS® Total Return Series

MFS® VIT III Moderate Allocation Portfolio

Morgan Stanley Variable Insurance Fund, Inc. Global Strategist Portfolio

Putnam VT George Putnam Balanced Fund

Putnam VT Global Asset Allocation

QS Variable Conservative Growth

Allocation-Aggressive

Franklin Mutual Shares VIP Fund

Lazard Retirement Global Dynamic Multi-Asset Portfolio

MFS® VIT III Growth Allocation Portfolio

Fixed Income

BlackRock Total Return V.I. Fund

Invesco V.I. Core Plus Bond Fund

Lord Abbett Series Fund Bond-Debenture Portfolio

Lord Abbett Series Fund Short Duration Income Portfolio

MFS® Variable Insurance Trust II U.S. Government Money Market Portfolio

MFS® Variable Insurance Trust Total Return Bond Series

Morgan Stanley Variable Insurance Fund, Inc. Core Plus Fixed Income Portfolio

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

PIMCO Total Return Portfolio

Putnam VT Income

Western Asset Core Plus VIT Portfolio

Domestic Large Cap

AB Variable Products Series AB Growth and Income Portfolio

AB Variable Products Series Large Cap Growth Portfolio

American Funds Insurance Series® Growth Fund

American Funds Insurance Series® Growth-Income Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Large Cap Focus Growth V.I. Fund

ClearBridge Variable Appreciation Portfolio

ClearBridge Variable Dividend Strategy Portfolio

Columbia Variable Portfolio - Select Large Cap Value Fund

First Trust Capital Strength Portfolio

Franklin Rising Dividends VIP Fund

Goldman Sachs Variable Insurance Trust U.S. Equity Insights Fund

Invesco Oppenheimer V.I. Main Street Fund®

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Equally-Weighted S&P 500 Fund

Invesco V.I. S&P 500 Index Fund

MFS® Growth Series

MFS® Investors Trust Series

MFS® Value Series

MFS® Variable Insurance Trust II Core Equity Portfolio

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio

Putnam VT Equity Income

Putnam VT Research

Putnam VT Sustainable Leaders Fund

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

Small and Mid Cap

AB Variable Products Series AB Small Cap Growth Portfolio

ClearBridge Variable Mid Cap Portfolio

Franklin Small Cap Value VIP Fund

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Janus Henderson VIT Enterprise Portfolio

Janus Henderson VIT Mid Cap Value Portfolio

MFS® Mid Cap Growth Series

MFS® Variable Insurance Trust New Discovery Series

MFS® VIT III Blended Research Small Cap Equity Portfolio

MFS® VIT III Mid Cap Value Portfolio

Putnam VT Sustainable Future Fund

Global Equity

American Funds Insurance Series® Global Growth Fund

American Funds Insurance Series® International Fund

American Funds Insurance Series® New World Fund

First Trust International Developed Capital Strength Portfolio

MFS® Variable Insurance Trust II Global Growth Portfolio

Morgan Stanley Variable Insurance Fund, Inc. Global Franchise Portfolio

Templeton Developing Markets VIP Fund

Specialty/Sector

Janus Henderson VIT Global Technology and Innovation Portfolio

MFS® Variable Insurance Trust II Technology Portfolio

MFS® Variable Insurance Trust Utilities Series

MFS® VIT III Global Real Estate Portfolio

Morgan Stanley Variable Insurance Fund, Inc. Global Infrastructure Portfolio

PIMCO CommodityRealReturn® Strategy Portfolio

Putnam VT Global Health Care Fund

T. Rowe Price Health Sciences Portfolio

[1]

The Company has indicated the type of Fund above according to its Morningstar category. Morningstar groups mutual funds into categories according to their actual investment style, not merely their stated investment objectives, and normally allocates funds to categories on the basis of their portfolio holdings.

AllianceBernstein L.P. advises the AB Variable Products Series Fund Portfolios. Advisors Capital Research and Management Company advises American Funds Insurance Series® Funds. BlackRock Advisors, LLC advises the BlackRock Variable Series Funds Inc. and the BlackRock Variable Series Funds II Inc. Columbia Management Investment Advisers, LLC, advises the Columbia Variable Portfolio Funds. First Trust Advisors L.P. advises the First Trust Variable Insurance Trust. Franklin Advisers, Inc. advises the Franklin Templeton Variable Insurance Products Trust, except Franklin Mutual Advisers LLC advises the Franklin Small Cap Value VIP Fund, and the Franklin Allocation VIP Fund is sub-advised by Templeton Global Advisors Limited and the Franklin Templeton Institutional, LLC. Goldman Sachs Asset management, L.P. advises the Goldman Sachs U.S. Equity insights Fund. Janus Capital Management LLC, advises the Janus Henderson VIT. J.P. Morgan Investment Management, Inc. advises the JP Morgan Insurance Trust Income Builder Portfolio. Lazard Asset Management LLC advises the Lazard Retirement Global Dynamic Multi-Asset Portfolio. Legg Mason Partners Fund Advisor, LLC advises the ClearBridge Variable Mid Cap Portfolio (sub-advised by ClearBridge Investments, LLC) and the Western Asset Core Plus VIT Portfolio (sub-advised by Western Asset Management Company, Western Asset Management Company pte. Ltd. And Western Management Company Ltd.) and the QS Variable Asset Allocation Series (sub-advised by QS Investment LLC). Lord, Abbett & Co. LLC advises the Bond Debenture Portfolio and the Short Duration Income Portfolio. Massachusetts Financial Services Company advises the MFS® Variable Insurance Trusts, I, II and III. Morgan Stanley Investment Management Inc. advises the Morgan Stanley Variable Insurance Funds, Inc. Portfolios (Morgan Stanley Variable Insurance Fund, Inc. Global Franchise Portfolio, Morgan Stanley Variable Insurance Fund, Inc. Global Infrastructure Portfolio are sub-advised by Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.) Pacific Investment Management Company LLC advises the PIMCO Portfolios. Putnam Investment Management, LLC advises the Putnam Variable Trust and Putnam Investments Limited serves as sub-advisor. The Putnam VT Research, Putnam VT Global Asset Allocation and Putnam VT Global Health Care Funds are also sub-advised by Putnam Advisor Company, LLC. Templeton Asset Management Ltd. Advises Templeton Developing Markets VIP Fund. T. Rowe Price advises the T. Rowe Price Variable Insurance Portfolios.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). You should read the Fund Prospectuses carefully in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as each Fund’s Statement of Additional Information, may be downloaded from our website, www.delawarelife.com, or obtained without charge by calling us at (800) 374-3714 or by writing to: Delaware Life Insurance Company, P.O. Box 80428, Indianapolis, IN 46280. If

you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of that Fund’s prospectus.

The Funds may also be available to registered separate accounts offering variable annuity and variable life insurance products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict of interest may occur due to a change in law affecting the operations of variable life insurance and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason. In the event of a conflict of interest, we will take any steps necessary to protect Owners, including (1) withdrawal of the Variable Account from participation in the Funds which are involved in the conflict or (2) substitution of shares of other Funds.

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to several differences between a Fund and these similar products, including differences in sales charges, expense ratios, and cash flows.

Payments We Receive

The Funds’ investment advisers, transfer agents, underwriters and/or affiliates (“Fund Groups”) compensate us for providing the administrative and record-keeping services that they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Funds. Such compensation is typically a percentage of Variable Account assets invested in a relevant Fund and generally may range up to 0.50% of net assets. In like manner, the Funds pay Rule 12b-1 distribution amounts to the Company or the principal underwriter of the Contracts for providing distribution and shareholder support services to the Funds ranging up to 0.25% directly from the Funds in connection with a Rule 12b-1 Plan. If the Company or the principal underwriter receive 12b-1 fees, combined compensation for administrative, distribution and record-keeping related services ranges up to 0.55% annually of Variable Account assets invested in a Fund.

These payments reflect in part expense savings by the Funds for having a sole shareholder, the Variable Account, rather than multiple shareholders in the Funds. Proceeds of these payments may be used for any corporate purpose, including the payment of expenses that Delaware Life and its affiliates incur in promoting, issuing, distributing and administering the Contracts. These payments are generally based on a percentage of the daily assets of the Funds under the Contracts and other variable contracts offered by Delaware Life and its affiliated insurers.

In addition, certain Fund Groups provide fixed dollar compensation to defray the cost of our marketing support and training services. These services may include various promotional, training or marketing meetings for distributors, wholesalers, and/or selling broker-dealers’ registered representatives, and creating materials describing the Contract, its features and the available investment options. Certain Fund Groups may also attend these meetings.

These payments and fees create an incentive for us to offer Funds (or classes of shares of Funds) for which such payments and fees are available to us. We consider such payments and fees, among other things, when deciding to include a Fund (or class of shares of a Fund) as an investment option under the Contract. Other available investment portfolios (or classes of shares of Funds) may have lower fees and better overall investment performance than the Funds (or classes of shares of the Funds) offered under the Contract.

If you purchased the Contract through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for services provided with regard to the sale of Fund shares in the Subaccounts under the Contract. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your sales person to present this Contract (and certain Subaccounts under the Contract) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about variations and how he or she and his or her broker-dealer or other financial intermediary are compensated for selling the Contract.

Selection of Funds

The Funds offered through the Contract are selected by the Company. We may add or remove a Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value at our discretion. We will give Owners written notice if a Fund is added or removed. In selecting the Funds and Designated Investment Options, we consider, among other things, whether a Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, distribution and support services provided by us to the Funds, or whether Fund affiliates can provide marketing and distribution support for the sale of the Contracts. We do not recommend or endorse any particular Fund, and we do not provide investment advice. You bear the risk of any decline in your Contract Value resulting from the investment performance of the Funds.

If you elect the Income Control GLWB or a GMAB, we currently limit your choice of Subaccounts to the Designated Investment Options. If you elect the Income Boost GLWB, you may allocate Purchase Payments and Contract Value to any Subaccount. We limit the number and type of available Designated Investment Options to reduce our risk exposure in providing the guarantees associated with the Income Control GLWB and the GMAB. These limits may reduce the rate of return on your investment. The Designated Investment Option requirements may reduce the likelihood that the Contract Value will be reduced to zero as a result of investment performance and that we will have to make payments under the AWA settlement option. (See “DESIGNATED INVESTMENT OPTIONS.”)

THE FIXED ACCOUNT

The Fixed Account is part of our general account which is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods and the DCA program become part of the Fixed Account. These general account assets are available to support our insurance and annuity obligations other than those funded by the Variable Account. Any guarantees under the Contract that exceed your Variable Accumulation Value, such as those with the GLWB, the HAV Death Benefit and the ROP Death Benefit riders, are paid from our general account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Variable Accumulation Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the general account. The general account is subject to claims of creditors made on the assets of the Company.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. We are not, however, obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 and the Fixed Account has not been registered as an investment company under the 1940 Act. Therefore, neither the Fixed Account nor any interests therein are generally subject to regulation under the Securities Act of 1933 or the 1940 Act. The disclosures relating to the Fixed Account included in this Prospectus are for the Owner’s information. However, such disclosures are subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

From time to time and subject to regulatory approval, we may offer Fixed Account options with different interest Guaranteed Periods. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We, in our sole discretion, establish the interest rates for each Guarantee Period. We will not declare a rate that yields values less than those required by the state in which the Contract is issued. You bear the risk that we will not declare a rate that is higher than the minimum rate. Because these rates vary from time to time, allocations made to the Guarantee Periods of the Fixed Account at different times may earn interest at different rates.

You may allocate your Purchase Payments, and transfer Contract Value, to Guarantee Periods of the Fixed Account that are currently available, subject to certain conditions. If you elect a GLWB or the GMAB, you may not allocate Purchase Payments to the Fixed Account, unless you participate in the DCA program, and you may not transfer Contract Value to a Guarantee Period. See “THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS” and “PRODUCT HIGHLIGHTS: The Fixed Account Options: The Guarantee Periods.”

We do not make Asset Charge deductions from amounts in the Fixed Account to cover the mortality, administrative, distribution and other expenses we assume to provide your Contract benefits. We consider these risks when determining the credited rate. If you make a withdrawal from amounts in the Fixed Account, a Withdrawal Charge may apply. See “CONTRACT CHARGES.”

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

If you elect a GLWB or a GMAB, you may not allocate Purchase Payments, or transfer Contract Value, to the Guarantee Periods. You may participate in the DCA program in the Fixed Account if you elect a GLWB or a GMAB.

Guarantee Periods

You may elect one or more Guarantee Periods from those we may make available. When available, we may offer Guarantee Periods of different durations; however, we may stop offering some or all Guarantee Periods at any time. Once we stop offering a Guarantee Period, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. Guarantee Amounts already in existence will be unaffected, although the Guarantee Amounts will be transferred into a money market Subaccount at the end of the Guarantee Period unless you direct us to transfer the Guarantee Amounts into any other Subaccount(s). We may choose not to make any Guarantee Periods available at our discretion. At any time, we can reverse our decision to exercise this right.

Guaranteed Interest Rates

We determine Guaranteed Interest Rates at our discretion. Our determination will be influenced by the return we earn on our investments as well as other factors, including regulatory and tax requirements, sales commissions, administrative expenses, general economic trends and competitive factors. Our minimum Guaranteed Interest Rate will always be equal to the greater of the required minimum nonforfeiture rate and 1%. You can find out about our current Guaranteed Interest Rates by calling us at (800) 374-3714).

We may at our discretion periodically offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you may make Purchase Payments into your Contract, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins on the Issue Date and ends on the Valuation Period before your Annuity Income Date. The Accumulation Phase will end sooner if you surrender your Contract or if you die before the Annuity Income Date.

Issuing Your Contract

We “open” the Contract on the Business Day when we receive your Application in Good Order at our Service Address. We refer to this date as the Open Date. We issue your Contract within two Business Days after we receive your initial Purchase Payment and your Application is in Good Order. We refer to this date as the Issue Date.

If we receive an Application not in Good Order and we do not receive the required information or documentation within five Business Days from our receipt of your initial Purchase Payment, we will either send back your initial Purchase Payment or request your permission to keep the initial Purchase Payment until we receive the required information or documentation. Then, when the Application is in Good Order, we will apply your Purchase Payment within two Business Days.

To purchase the Contract, all Owners must be younger than age 81 on the Open Date. The Income Boost GLWB may be elected only if all Owners and Annuitants are age 45 or older on the Issue Date. The Income Control GLWB is available only if all Owners and Annuitants are age 55 or older on the Issue Date. The HAV Death Benefit option may be elected only if all Owners and Annuitants are younger than age 75 on the Open Date. The ROP Death Benefit option may be selected only if all Owners and Annuitants are younger than age 80 on the Open Date.

Subsequent Purchase Payments will be credited to your Contract on the Business Day that we receive them in Good Order.

Purchase Payments

Purchase Payments Limitations

The amount of Purchase Payments may vary. The initial Purchase Payment must be at least $10,000 for a Non-Qualified Contract and the maximum annual Individual Retirement Annuity contribution under the Code for a Qualified Contract. The maximum annual Individual Retirement Annuity contribution under the Code for 2021 for traditional IRAs and Roth IRAs cannot be more on a combined basis than $6,000 ($7,000 if you are age 50 or older).

Each additional Purchase Payment must be at least $500. In addition, unless we have given our prior approval, we will not accept a Purchase Payment that would cause the total Purchase Payments to exceed $1.5 million. We will not accept a Purchase Payment after any Owner or Annuitant’s 93rd birthday. If you elect a GLWB , after the first Contract Year, we will not accept any Purchase Payment that would cause the aggregate Purchase Payments in that Contract Year to exceed the GLWB Maximum Annual Purchase Payment Amount, unless we have given our prior approval.

We reserve the right not to accept any Purchase Payment, even if the Application and subsequent Purchase Payments are in Good Order.

Allocation of Purchase Payments

You may allocate your Purchase Payments among the Subaccounts offered as the Variable Account options and Guarantee Periods currently available and offered as the Fixed Account options. However, any allocation to a Guarantee Period must be at least $500. We reserve the right to change this minimum amount upon written notice to you.

During the Accumulation Phase, you may specify the percentage of each Purchase Payment to be allocated to each Subaccount or Guarantee Period, if available. These percentages are called your allocation instructions. You may change your allocation instructions for future Purchase Payments by sending a notice of the change in Good Order to the Service Address. We will use your new allocation instructions for current and future Purchase Payments until we receive another change notice in Good Order.

If you elect a GLWB or a GMAB, you may not allocate Purchase Payments to the Fixed Account unless you participate in the DCA program. In addition, if you elect the Income Control GLWB or a GMAB, you may allocate your Purchase Payments to Subaccounts that are Designated Investment Options only.

Your Contract Value

During the Accumulation Phase, the Contract Value for any Valuation Period is equal to the Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, for that Valuation Period.

Variable Accumulation Value

Variable Accumulation Units

Your Variable Accumulation Value is the combined Contract Value in each Subaccount. We use a unit of measure called a Variable Accumulation Unit in determining that combined value. A Variable Accumulation Unit works much like a mutual fund share. We determine the value in each Subaccount by multiplying the number of your Variable Accumulation Units allocated to that Subaccount by the value of each Variable Accumulation Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Subaccount reflects the net investment performance of that Subaccount. We determine that value once on each Business Day at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close of trading is determined by the NYSE.) The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a “Valuation Period.” On days other than Business Days, the value of a Variable Accumulation Unit does not change. The Net Investment Factor represents the net investment performance of a Subaccount at the end of any Valuation Period.

We determine the value of a Variable Accumulation Unit for each Subaccount for a Valuation Period by multiplying the value of a Variable Accumulation Unit for that Subaccount for the preceding Valuation Period by the Net Investment Factor for that Subaccount for such subsequent Valuation Period. The value of a Variable Accumulation Unit for each Subaccount for any Valuation Period is the value determined as of the end of that Valuation Period and may increase, decrease or remain the same from Valuation Period to Valuation Period in accordance with the calculation of the Net Investment Factor described below.

We calculate the Net Investment Factor for any Valuation Period by dividing (a) by (b) and then subtracting (c), where:

(a)	is the net result of:

1.	the net asset value of a Fund share held in the Subaccount at the end of that Valuation Period, plus

2.	the per share amount of any dividend or other distribution made by that Fund on shares held in the Subaccount if the ex-dividend date occurs during the Valuation Period, plus or minus

3.

a per share credit or charge with respect to any taxes paid or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Subaccount.

(b)	is the net asset value per share of the Fund share at the end of the preceding Valuation Period; and

(c)	is the Asset Charge factor (the mortality and expense risk charge factor) for the Valuation Period.

The Net Investment Factor may be greater than, less than, or equal to one; therefore, the Variable Accumulation Unit value may increase, decrease or remain unchanged.

Crediting Variable Accumulation Units

Any allocations to a Subaccount (including Purchase Payments and transfers) will result in the purchase of Variable Accumulation Units. The number of Variable Accumulation Units that the Company credits to each Subaccount is determined by dividing the dollar amount allocated to that Subaccount by the Subaccount’s Variable Accumulation Unit value as calculated at the end of the Valuation Period when the allocation is effected.

Canceling Variable Accumulation Units

Any deductions from a Subaccount (including surrenders, partial withdrawals, death benefit payments, transfers, and fee deductions), will result in the cancellation of Variable Accumulation Units with a variable accumulation value equal to the total amount by which the Subaccount is reduced. The number of cancelled units will be determined by dividing the dollar amount deducted from that Subaccount by its Variable Accumulation Unit value as calculated at the end of the Valuation Period when the deduction is effected.

Fixed Accumulation Value

Your Fixed Accumulation Value is the sum of Purchase Payments and Contract Value allocated to Guarantee Periods and the DCA program, plus interest credited on those amounts, and minus withdrawals, transfers, and any deductions for charges under the Contract taken from your Fixed Accumulation Value.

A Guarantee Period begins on the Business Day that (a) a Purchase Payment is applied to a Guarantee Period under your Contract or (b) we receive your request in Good Order to transfer Contract Value from a Subaccount or another Guarantee Period into a new Guarantee Period. Subsequent Guarantee Periods begin on the first day following the Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period and a new Guarantee Rate with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates and different Guarantee Rates. Guarantee Periods may not always be available for allocation. (See “FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS.”)

Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (800) 374-3714 .

Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each new allocation to a Guarantee Period must be at least $500 unless it is equal to the entire Guarantee Amount being renewed.

Renewals of Guarantee Periods

At least 30 days prior to the Renewal Date of each Guarantee Period, we will provide you with notice of the upcoming expiration of the Guarantee Period. Unless you instruct us otherwise, a one-year Guarantee Period will commence automatically at the end of the previous Guarantee Period. If a one-year Guarantee Period is not offered by us at that time, the Guarantee Amount will be transferred automatically to a money market Subaccount. To avoid an automatic renewal or transfer on the Renewal Date, the Owner must elect, in writing prior to the Renewal Date, a different Guarantee Period from among those that the Company offers at such time, or provide written instructions to transfer all or a portion of the Guarantee Amount to one or more Subaccounts. (See “Transfers Among the Subaccounts and the Fixed Account.”)

Each new Guarantee Amount must be at least $500 unless it is equal to the entire Guarantee Amount being renewed. Automatic transfers of Guarantee Amounts into a money market Subaccount will not count as a transfer for purposes of the transfer restrictions. (See “Transfers Among the Subaccounts and the Fixed Account.”)

Transfers Among the Subaccounts and the Fixed Account

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Contract Value to one or more Subaccounts or Guarantee Periods then available, subject to the following restrictions:

•	you may not make more than 12 transfers in any Contract Year;

•	at least 6 days must elapse between transfers to and from the same Subaccounts;

•	transfers to or from Subaccounts are subject to terms and conditions that may be imposed by the Funds; and

•	we impose additional restrictions on frequent transfers or excessive trading, which are further described below. (See “Restrictions on Frequent Transfers.”)

•	we reserve the right to charge a fee for transfers to and from Guarantee Periods into or out of other Guarantee Periods within a thirty-day period.

If you elect the Income Control GLWB, you may only transfer your Contract Value among the Designated Investment Options; otherwise, the Income Control GLWB will terminate. You may not transfer your Contract Value into a Guarantee Period or the Income Control GLWB will terminate. If you elect the GMAB, you are not permitted to transfer your Contract Value to a Subaccount that is not a Designated Investment Option or to the Fixed Account. (See “DESIGNATED INVESTMENT OPTIONS.” and “FIXED ACCOUNT”)

These restrictions do not apply to the Dollar-Cost Averaging and Portfolio Rebalancing programs. (See “Automatic Programs”)

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Restrictions on Frequent Transfers,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $25 for each transfer. We will notify you of any change in writing prior to its effectiveness. Under current law, there is no tax liability for transfers.

Requests for Transfers

You, your authorized financial professional, or another authorized third party may request transfers in writing at the Service Address, by telephone at (800) 374-3714 or by such other means as we may make available.

If a transfer request as described above is received in Good Order before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the NYSE on days that the NYSE closes before 4:00 p.m., the transfer will be priced that day. Otherwise, your transfer request will be priced on the next Business Day.

The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us are genuine. These procedures may require any person requesting a transfer to provide personal identifying information. We will not be liable for following instructions that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in Good Order or if it does not comply with the terms of our frequent trading policy or the trading policy of a Fund involved in the transfer. If a transfer request is denied, we will immediately notify you and your authorized financial professional.

We also reserve the right to suspend, modify, restrict, or terminate the telephone transfer privilege at any time. Your ability (or the ability of your authorized financial professional or another authorized third party) to request transfers by telephone may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

No more than one transfer request may be made on the same Business Day regardless of whether the request is made by you, your authorized financial professional, or another authorized third party, and regardless of whether the request is submitted in writing or by telephone. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in Good Order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized financial professional, or another authorized third party may cancel a transfer request by contacting us by telephone at (800) 374-3714 before the end of the Business Day during which the transfer request was submitted.

Under certain circumstances, we may defer transfers. (See “Deferral of Payments and Transfers.”)

Restrictions on Frequent Transfers

Delaware Life’s Restrictions

Frequent transfers of Contract Value among the Subaccounts can adversely affect the performance of the Funds underlying the Subaccounts because of the costs associated with unusual and/or large movements of cash in and out of Funds in shorter than anticipated periods of time. Frequent transfers or excessive trading can harm you and other Contract owners with allocations to the Funds underlying a Subaccount in various ways, including increasing Fund expenses. The increased Fund costs include excessive Fund transaction fees and disruption of the management of the Fund. Frequent transfers will diminish a Fund’s return and directly decrease the Subaccount’s performance. If large amounts of money are suddenly transferred into or out of a Fund, the Fund’s investment manager may be unable to effectively invest in accordance with the Fund’s investment objectives and policies. We will monitor and may modify and/or restrict your right and any authorized third party’s right to transfer among the Subaccounts if we determine, in our sole discretion, that the use of transfers among the Subaccounts may potentially harm the rights or interests of other Owners.

Delaware Life, as depositor of the Contracts, has policies and procedures designed to detect and deter frequent transfers by limiting the number and frequency of transfers of Contract Value. Currently, you may make only up to twelve (12) transfers per Contract Year and six (6) days must elapse between each transfer. We also may impose a fee of $25 per transfer. We may waive any of these restrictions at our discretion, subject to such terms and conditions as the Funds may impose. We reserve the right to impose additional administrative restrictions on third parties that engage in transfers of Contract Value on behalf of multiple Owners at one time.

We may also take the following actions (but not are obligated to) against you and any authorized third parties acting on your behalf or on behalf of multiple Owners to restrict transfers, if we determine, in our sole discretion, that you and such parties may be engaging in frequent transfers of Contract Value among the Subaccounts:

•	Limit the dollar amount and frequency of transfers;

•	Restrict the method of transfers (e.g., require that transfer requests be in writing sent to our Service Address via first class mail);

•	Terminate or suspend the ability to transfer among Subaccounts by telephone or other means that would otherwise be permissible;

•	Reject the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer forms which are submitted by third parties on behalf of more than one Owner; and

•	Impose other limitations or restrictions.

Transfer limitations and other restrictions are subject to our ability to monitor transfer activity. Our ability to monitor transfer activity may be limited by operational and technological systems, as well as our ability to predict and monitor the variety of strategies that might be employed by Owners and their authorized third parties to avoid detection. There is no assurance that we will be able to monitor and stop frequent transfers of Contract Value among the Subaccounts. A failure to detect and curtail frequent transfers may result in lower performance of the Funds underlying the Subaccounts that you selected.

The Funds’ Restrictions

The Funds themselves have policies and procedures to deter frequent trading (“Fund’s Trading Policies”). We have entered into information sharing agreements with the Funds, as required by Rule 22c-2 under the 1940 Act. We are legally obligated to provide information about an Owner’s allocations into and out of a Fund underlying a Subaccount at the Fund’s request. If a Fund identifies an Owner or any authorized third party as having violated the Fund’s Trading Policies, the Fund may direct us to impose a transfer fee, or restrict or prohibit any further allocations into or out of the Fund by or on behalf of the Owner. Such a restriction may remain in place indefinitely. The Owner or authorized third party may be part of a group of other variable annuity and variable life insurance owners and shareholders that the

Fund has restricted. We may not have the operational capacity to apply a Fund’s Trading Policies. If we do not have such capacity, it may result in lower performance of the Funds underlying the Subaccounts that you selected.

The Funds are available to retirement plans and other insurance companies for their variable annuity and variable life insurance contracts. These retirement plans, and insurance companies may have different procedures to monitor and deter frequent and large-scale trading or may not have any restrictions against frequent and large-scale trading. You may be harmed by frequent transfer activity related to other insurance company and retirement plan investments in the Funds.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

In certain situations, we may reduce or waive the Withdrawal Charge or the Annual Contract Fee, credit additional amounts, grant special Guaranteed Interest Rates, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Owner, certain sales of larger-sized Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, financial professionals and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions and their immediate families.

Automatic Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 transfers per year (See “Transfers Among the Subaccounts and the Fixed Account.”)

You, your authorized financial professional, or another authorized third party may elect and terminate your participation in any of these programs at any time by written notice to us at our Service Address or by other means approved by us.

Dollar-Cost Averaging (“DCA”) Program

You may elect to enroll in the DCA program, at no extra charge, by allocating a Purchase Payment to the Fixed Account prior to your Annuity Income Date under the 6 and 12-month DCA program. The DCA program automatically transfers a fractional amount of your Purchase Payment, plus accrued interest, from the Fixed Account to your selected Subaccounts each month. If you elect the Income Control GLWB or a GMAB and decide to participate in the optional program, the DCA program automatically transfers a fractional amount of your Purchase Payment, plus accrued interest, from the Fixed Account to your selected Designated Investment Options each month. The first transfer under the DCA program will occur on the day we receive your Purchase Payment. The program continues until your Contract Value allocated to the program is depleted or you elect to stop the program.

Amounts held in the Fixed Account under the DCA program will earn interest at a rate declared by the Company. You must elect to participate in the DCA program for each future Purchase Payment.

Any allocation of a new Purchase Payment to the program will be treated as commencing a new DCA program and will be subject to the $500 minimum for the 6-month DCA program and $1000 minimum for the 12-month DCA program.

The main objective of the DCA program is to minimize the impact of short-term market fluctuations affecting the value of the Funds. In general, since you transfer the same dollar amount to the Subaccounts or Designated Investment Options at set intervals, the DCA program allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. It is important to understand that the DCA program does not ensure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods under the DCA program.

Systematic Withdrawal Program

You may select our Systematic Withdrawal program at any time prior to your Annuity Income Date. Under the Systematic Withdrawal program, you may determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Accumulation Value and/or Variable Accumulation Value. We reserve the right to select the day of the month that the withdrawals occur. We may make other periodic payment schedules available at our discretion.

Withdrawals may have adverse federal income tax consequences including a 10% penalty tax. (See “TAX PROVISIONS.”) You should carefully consider these tax consequences before requesting any withdrawal.

You should consult a qualified tax professional before choosing this optional program. We reserve the right to limit the election of this program to Contracts with a minimum Contract Value of $10,000.

Withdrawals under the Systematic Withdrawal program may significantly decrease values under the GLWB (before your Income Start Date) and the GMAB by an amount that may be greater than the amount withdrawn and may cause your Contract, the GLWB and GMAB riders to terminate without value. In addition, withdrawals under the Systematic Withdrawal program may cause the HAV Death Benefit and the ROP Death Benefit riders to terminate without value.

Portfolio Rebalancing Program

You may select our Portfolio Rebalancing program at any time prior to your Annuity Income Date. Under this program, we transfer funds once each Contract Quarter among the Subaccounts to maintain the percentage allocation you have selected among these Subaccounts.

If you elect the Income Control GLWB or the GMAB and wish to participate in the Portfolio Rebalancing program, we transfer funds once each Contract Quarter among the Designated Investment Options to maintain the percentage allocation you have previously selected among these Designated Investment Options.

WITHDRAWALS, SURRENDERS, AND WITHDRAWAL CHARGES

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Contract Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Service Address. Your request must specify whether you want a full surrender or a partial withdrawal.

All withdrawals may be subject to a Withdrawal Charge. (See “Withdrawal Charge.”) Upon request, we will notify you of the amount we would pay in the event of a full surrender or partial withdrawal. Withdrawals also may have adverse state and federal income tax consequences, including a 10% penalty tax. (See “TAX PROVISIONS.”) You should consult a qualified tax professional and carefully consider these tax consequences before requesting a cash withdrawal.

Full Surrenders

If you withdraw the entire Contract Value, your request will result in a full surrender of the Contract. In that event, we calculate the amount we will pay you as follows:

•

first, we determine your Contract Value as the sum of any Fixed Accumulation Value and any Variable Accumulation Value based on the price next determined for each Subaccount at the end of the Valuation Period during which we receive your withdrawal request;

•	we then deduct the proportionate amount of the Annual Contract Fee, if applicable;

•	we then calculate and deduct the proportionate amount of the quarterly fee for any optional living benefit and any optional death benefit, if applicable;

•	we then calculate and deduct any applicable Withdrawal Charge.

In addition, any applicable taxes will be deducted from the amount you receive. A full withdrawal results in the surrender of your Contract, cancellation of all rights and privileges under your Contract, and the termination of any elected GLWB, GMAB, HAV Death Benefit and ROP Death Benefit rider.

Partial Withdrawals

When you withdraw less than the entire Contract Value, you request a partial withdrawal. In that event, you can ask to have any applicable charges deducted either from:

•	the amount of your partial withdrawal request (thereby reducing the amount you are to receive); or

•	your Contract Value (thereby reducing your Contract Value by the amount of your partial withdrawal request plus any applicable Withdrawal Charge).

If you make no specification, we will process your withdrawal request using the first option above. Please note: Under either option, any applicable taxes will be deducted from the amount you receive.

You may specify the amount you want withdrawn from each Subaccount(including a Designated Investment Option), Guarantee Amount and/or Fixed Accumulation Value in the DCA program to which your Contract Value is allocated. If you do not so specify, we will deduct the total amount you request pro-rata, from each Subaccount (including a Designated Investment Option), Guarantee Amount and Fixed Accumulation Value in the DCA program, if any, at the end of the Valuation Period during which we receive your request.

Withdrawals may significantly reduce any optional living benefit and optional death benefit values. In calculating the amount payable under the optional living benefits or death benefits, the benefit may be reduced by an amount that is greater than the amount by which your Contract Value is reduced by the withdrawal, depending on the circumstances. Proportionate rider fees for the optional living benefits and the optional death benefits will be assessed when you withdraw any amount less than the entire Contract Value. Accordingly, you should refer to the more detailed descriptions of the optional living benefits and death benefits that appear elsewhere in this Prospectus for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Contract Value being reduced to an amount less than the $2,000 minimum Contract Value, we reserve the right to treat it as a request for a full surrender of your Contract.

Time of Payment

Full surrenders and partial withdrawals will be paid within seven calendar days after we receive your request in Good Order, except in cases where we are permitted, and choose, to defer payment under the 1940 Act and applicable state insurance law. (See “Deferral of Payments and Transfers.”)

Withdrawal Charge

We do not deduct any charge from your Purchase Payments when they are made. However, we may impose a Withdrawal Charge (also known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

The Company imposes no Withdrawal Charge on the Contract Value applied to an Annuity Payment Option.

Free Withdrawal Amount

In each Contract Year, you may withdraw a portion of your Contract Value before incurring the Withdrawal Charge as described below:

During the first Contract Year, the Free Withdrawal Amount is equal to the greater of:

a)	10% multiplied by the total amount of Purchase Payments; or

b)

The RMD Amount, if any, for the current calendar year, as calculated by us under the Code and regulations. Your contract may be subject to an RMD Amount if it was issued in connection with certain Individual Retirement Accounts or Annuities (“IRAs”), or other tax qualified plans. Only one tax year’s RMD Amount can be taken without the application of Withdrawal Charges during any Contract Year.

In any Contract Year thereafter, the Free Withdrawal Amount is equal to the greater of:

a)	The Free Withdrawal Percentage of 10%, multiplied by the Contract Value (computed as of the last Contract Anniversary prior to withdrawal); or

b)	The RMD Amount, as described above, if any, for the current calendar year.

The Free Withdrawal Amount will be reduced by any prior withdrawals taken during the same Contract Year. Any portion of the Free Withdrawal Amount that is not used during a Contract Year will not be available for use in future Contract Years.

Free Withdrawal Amounts and RMD Amounts are subject to fees and charges associated with the optional living benefits and optional death benefits.

Although there is no Withdrawal Charge for a withdrawal of the Free Withdrawal Amount, it could be subject to adverse state and federal tax consequences. You should consult a qualified tax professional for more information.

You may withdraw the greater of the Free Withdrawal Amount or the AWA, without a Withdrawal Charge, after the Income Start Date under the GLWB.

For an example of how we calculate the Free Withdrawal Amount see “APPENDIX C - EXAMPLES OF CALCULATION OF FREE WITHDRAWAL AMOUNT.”

Order of Withdrawals

Each time you make a withdrawal, we consider the Free Withdrawal Amount to be withdrawn first. If the amount you withdraw is more than your Free Withdrawal Amount, then that excess may be subject to a Withdrawal Charge. We will withdraw the excess, in order, first from your earliest remaining Purchase Payment no longer subject to a Withdrawal Charge and then from your earliest remaining Purchase Payment subject to a Withdrawal Charge. Each time you make a withdrawal, we will follow this procedure until all of your Purchase Payments have been withdrawn. Once all Purchase Payments are withdrawn, any additional amount withdrawn is not subject to a Withdrawal Charge.

Calculation of Withdrawal Charge

We calculate the amount of the Withdrawal Charge by multiplying the amount of each Purchase Payment withdrawn by its applicable Withdrawal Charge percentage. The percentage varies according to the number of years the Purchase Payment has been held in your Contract. Each Purchase Payment has its own 7-year period and for each completed year after the Purchase Payment, the Withdrawal Charge declines as shown below. If a Purchase Payment is withdrawn within one year of when it was made, it will have an 8% Withdrawal Charge. After one year, a 7% Withdrawal Charge would apply to that Purchase Payment. If the Contract Value is less than the total Purchase Payments, the Withdrawal Charge only applies to the Contract Value.

Number of Completed Years Since the Purchase Payment Has Been In Your Contract	Withdrawal Charge
0	8%
1	7%
2	6%
3	6%
4	5%
5	4%
6	3%
7 or more	0%

You may want to consider deferring a withdrawal because the Withdrawal Charge declines the longer the Purchase Payment is held in your Contract.

For additional examples of how we calculate Withdrawal Charge, see “APPENDIX B—EXAMPLES OF WITHDRAWALS, SURRENDERS AND WITHDRAWAL CHARGES.”

Withdrawals not Subject to Withdrawal Charge

Nursing Home Withdrawal Charge Waiver (“NHW”)

You may be eligible for a waiver of the Withdrawal Charge for partial withdrawals or a full surrender on or after the first Contract Anniversary under the following circumstances:

•

You (or the Annuitant if the Owner is a Non-Natural person) are confined to an Eligible Nursing Home. An “Eligible Nursing Home” is a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available daily and daily medical records are kept for each patient;

•	The confinement is for a period of 90 continuous days, or any shorter period required by the state in which your Contract is issued, beginning on or after the Issue Date; and

•	The NHW is approved by the state in which your Contract is issued. (See “APPENDIX A - STATE LAW VARIATIONS.”)

At the time of the withdrawal or surrender request, proof (1) that the facility is an Eligible Nursing Home and (2) of the duration of the Owner’s confinement must be received by the Company on our form(s), which you may request from us. We will provide you with a written claim form within 10 Business Days after we receive a request for a partial withdrawal or full surrender. If we do not provide a claim form within 10 Business Days, you will be deemed to have complied with the claim requirements if we receive written proof covering the occurrence, the character and the extent of the confinement for which the claim is made.

If we find proof of confinement in an Eligible Nursing Home to be insufficient, we will notify you of the denial and provide you with the opportunity to accept or reject the withdrawal or surrender proceeds, subject to all applicable Withdrawal Charge.

There is no charge for this benefit. We will terminate this benefit upon receipt of your request to terminate it or upon termination of the Contract.

Termination of the NHW will not affect the previous waiver of any Withdrawal Charge.

Terminal Illness Withdrawal Charge Waiver (“TIW”)

You may be eligible for a waiver of the Withdrawal Charge for partial withdrawals or a full surrender on or after the first Contract Anniversary under the following circumstances:

•	You (or the Annuitant if the Owner is a Non-Natural person) develop a Terminal Illness;

•	We must receive the request for waiver on our form(s);

•

We must receive proof of such Terminal Illness which shall include, but not be limited to, certification by a Licensed Physician who: (i) has examined you and is qualified to provide such certification, and (ii) is neither an Owner, an Annuitant nor a Family Member of an Owner or an Annuitant.

Terminal Illness, Family Member, and Licensed Physician are defined as follows:

Terminal Illness: any medical condition which a Licensed Physician certifies has reduced your expected life span to one year or less.

Family Member: your spouse or domestic partner, your spouse’s or domestic partner’s parents, your sons and daughters and their spouses or domestic partners, your parents and their spouses or domestic partners, your brothers and sisters and their spouses or domestic partners, your grandparents and grandchildren and their spouses or domestic partners, and any individual related to you by blood or affinity whose close association with you is the equivalent of a family relationship.

Licensed Physician: a person authorized or licensed to practice medicine in a state.

We will provide you with a written claim form within 10 Business Days after we receive a request for a partial withdrawal or full surrender. If we do not provide a claim form within 10 Business Days, you will be deemed to have complied with the claim requirements if we receive written proof covering the occurrence, the character and the extent of the Terminal Illness for which the claim is made.

We reserve the right to require a second opinion and to have you examined by a Licensed Physician of our choosing and at our expense. In the event the second opinion conflicts with the first, the second opinion controls. For state variations related to this process, see “APPENDIX A - STATE LAW VARIATIONS.”

If the Company finds proof of your Terminal Illness to be insufficient, we will notify you of the denial and provide you with the opportunity to accept or reject the withdrawal or surrender proceeds, subject to the applicable Withdrawal Charge.

There is no charge for this benefit. We will terminate this benefit upon receipt of your request to terminate it or upon termination of the Contract.

Termination of the TIW will not affect the previous waiver of any Withdrawal Charge.

Any withdrawals under the NHW and the TIW will reduce the remaining Free Withdrawal Amount, if any, the remaining AWA, if any, the remaining Contract Value, the Withdrawal Benefit Base, if any, and the death benefit.

Other Withdrawals

We do not impose Withdrawal Charge:

•	on the AWA under the GLWB;

•	when you annuitize your Contract;

•	on amounts we pay as a death benefit;

•	on amounts you transfer (1) among the Subaccounts and between the Subaccounts and the Fixed Account, or (2) within the Fixed Account; or

•	on any amounts transferred as part of a DCA program or Portfolio Rebalancing program. (See “Automatic Programs.”)

CONTRACT CHARGES

Annual Contract Fee

During the Accumulation Phase of your Contract, we will deduct an Annual Contract Fee of $30 from your Contract Value to help cover the administrative expenses we incur related to the issuance and maintenance of Contracts. We deduct the Annual Contract Fee on each Contract Anniversary. We deduct the Annual Contract Fee pro-rata from each Subaccount and each Guarantee Amount, based on the allocation of your Contract Value on the date we deduct the Contract Fee.

If you surrender your Contract on a date other than a Contract Anniversary, we will deduct a proportionate amount of the Annual Contract Fee to reflect the time elapsed between the last Contract Anniversary and the date of the surrender.

We will not deduct the Annual Contract Fee if your Contract Value is $100,000 or more on your Contract Anniversary or on the date you surrender your Contract.

We do not deduct the Annual Contract Fee on or after the Annuity Income Date.

Asset Charge

During the Accumulation Phase, we assess an Asset Charge of 1.20% to compensate us for the mortality, administrative, distribution and other expenses we incur related to the issuance, maintenance and provision of the benefits under the Contract. The Asset Charge is designed to also compensate us for the risk that our mortality and other expense costs may exceed the Asset Charge itself. No Asset Charge is deducted during the Income Phase.

If the amount of the Asset Charge is insufficient to cover our costs resulting from these expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the Asset Charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of the Asset Charge, we not only consider our expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, and benefits we expect to pay in connection with the Contracts.

The mortality risk we assume is that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk from our contractual obligations to make annuity payments to each Annuitant determined in accordance with the annuity tables and other contractual provisions that cannot be changed. The administrative expense risk we assume is the risk that our actual expenses in administering the Variable Account and Contracts will be greater than anticipated and not covered by the Annual Contract Fee. Administrative expenses include issuing, servicing and administering the Contracts, regulatory compliance, and reporting functions, among others. The distribution expense risk we assume is the risk that our actual expenses in distributing the Contracts and the Variable Account will be greater than anticipated and not covered by the Withdrawal Charge. Distribution expenses include the marketing and sale of the Contracts. The expense risk we assume is that our cost of providing the GLWB, the HAV Death Benefit and the ROP Death Benefit according to the terms of the Contract will exceed the amount of the optional living benefit and death benefit charges we deduct for those benefits under the Contract.

Charges for the Optional Living Benefits

If you elect a GLWB, a quarterly fee will be deducted from the Contract Value on the last Valuation Period of each Contract Quarter (or proportionately when the GLWB terminates) as follows:

•	GLWB Fee for the Income Boost GLWB - 1.50% (0.375% quarterly) of the Withdrawal Benefit Base

•	GLWB Fee for the Income Control GLWB - 1.35% (0.3375% quarterly) of the Withdrawal Benefit Base

The maximum amount of the charge is 2.50% annually (0.625% quarterly) for a Step-Up under the Income Boost GLWB and 1.95% annually (0.4875% quarterly) under the Income Control GLWB of the Withdrawal Benefit Base at the end of each Contract Quarter.

If the GLWB terminates on any day except the last day of the Contract Quarter, we will deduct a proportionate amount of the fee to reflect the time elapsed between the first day of the current Contract Quarter and the day the GLWB terminates.

For more information about this charge, please see “The GLWB Fee.”

If you elect the GMAB, a quarterly fee will be deducted from the Contract Value on the last Valuation Period of each Contract Quarter (or proportionately when the GMAB terminates) as follows:

•	Armor Ten GMAB - 1.10% (0.275% quarterly) of the GMAB Base.
•	Armor Seven GMAB - 1.15% (0.2875% quarterly) of the GMAB Base.

The maximum amount of the charge is 1.50% annually (0.375% quarterly) of the GMAB Base for successive Terms.

If the GMAB terminates on any day except the last day of the Contract Quarter, we will deduct a proportionate amount of the fee to reflect the time elapsed between the first day of the current Contract Quarter and the day the GMAB terminates.

For more information about this charge, please see “The GMAB Fee.”

Charges for the Optional Death Benefits

If you elect either the HAV Death Benefit or the ROP Death Benefit, a quarterly fee will be deducted from the Contract Value on the last Valuation Period of each Contract Quarter (or proportionately when the optional death benefit terminates) as follows:

•	HAV Fee - 0.40% (0.10% quarterly) of the HAV Value.

•	ROP Fee - 0.20% (0.05% quarterly) of the ROP Value.

The annual HAV Fee Rate and annual ROP Fee Rate will not exceed 2.00% (0.50% quarterly) for future Contracts.

If the optional death benefit terminates on any day except the last day of the Contract Quarter, we will deduct a proportionate amount of the fee from the Contract Value to reflect the time elapsed between the first day of the current Contract Quarter and the day the optional death benefit terminates.

For more information about the calculation of these charges, please see “HAV Death Benefit” and “ROP Death Benefit.”

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make, or the Contract Value applied to the fixed Annuity Payment Option. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Charges

There are fees and expenses deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information. The MFS US Government Money Market Fund has the discretion to impose a liquidity fee on redemptions from the Fund and to implement a redemption gate that would temporarily suspend redemptions from the Fund. We will implement, administer and charge you for any such fee and restriction imposed by the Fund.

DESIGNATED INVESTMENT OPTIONS

(For the Income Control GLWB and the GMAB)

If you elect the Income Control GLWB or the GMAB, your Purchase Payments, if you do not participate in the DCA program, and your entire Contract Value must be allocated to Designated Investment Options only. The Income Control GLWB will terminate automatically if you do not comply with this requirement. If you elect the GMAB, you cannot transfer your Contract Value to a Subaccount that is not a Designated Investment Option.

The Designated Investment Options are a subset of the available Subaccounts. The current Designated Investment Options are:

Cautious Allocation

JPMorgan Insurance Trust Income Builder Portfolio

MFS® Conservative Allocation Portfolio

Franklin Income VIP Fund

Invesco Oppenheimer V.I. Conservative Balanced Fund

Moderate Allocation

AB Variable Products Series AB Balanced Wealth Strategy Portfolio

American Funds Insurance Series® Asset Allocation Fund

American Funds Insurance Series® Global Balanced Fund

BlackRock Global Allocation V.I. Fund

First Trust/Dow Jones Dividend & Income Allocation Portfolio

Invesco V.I. Equity and Income Fund

MFS® VIT III Moderate Allocation Portfolio

MFS® Total Return Series

Morgan Stanley Variable Insurance Fund, Inc. Global Strategist Portfolio

Putnam VT George Putnam Balanced Fund

Putnam VT Global Asset Allocation

BlackRock 60/40 Target Allocation ETF VI Fund

Columbia Variable Portfolio - Balanced Fund

Franklin Allocation VIP Fund

Janus Henderson VIT Balanced Portfolio

QS Variable Conservative Growth

You may transfer funds among the Designated Investment Options subject to the transfer provisions of your Contract. (See “Transfers Among the Subaccounts and the Fixed Account” and “Restrictions on Frequent Transfers.”)

If you request a partial withdrawal, you may specify the amount you want withdrawn from each Designated Investment Option. If you do not so specify, we will deduct the total amount you request pro-rata, from each Designated Investment Option.

We may make new Designated Investment Options available at any time. You may then allocate Purchase Payments or transfer Contract Value to the new Designated Investment Options.

We may close Designated Investment Options to new Purchase Payments at any time. To make an additional Purchase Payment or a transfer of Contract Value thereafter, you must change your instructions to exclude the closed Designated Investment Option. Your entire Contract Value will then be reallocated according to your new allocation instructions.

If the Contract Value allocated to the closed Designated Investment Option must move to a new Designated Investment Option, we will provide you with reasonable notice (generally 30 calendar days) prior to the effective date of such change to allow you to reallocate your Contract Value. In addition, a Designated Investment Option may become unavailable due to the liquidation of its underlying Fund. Upon notice to you and unless you otherwise instruct us, we will re-allocate any Contract Value in the liquidated Fund to the money market Subaccount. To make an additional Purchase Payment or a transfer among the Designated Investment Options thereafter, you must change your allocation instructions to exclude the closed Designated Investment Options.

If you elect the GMAB, we will not remove any of the Designated Investment Options during an elected Term, unless the Designated Investment Option is no longer available as a Subaccount. We may make new Designated Investment Options available during a Term. After the Term End Date, we may change the Designated Investment Options in our sole discretion for a successive Term.

We have selected cautious and moderate asset allocation Funds to be the Designated Investment Options. Asset allocation Funds employ investment strategies that are intended to balance investments among equities, bonds and cash equivalents and to reduce the downside exposure of the Funds during market downturns. If you elect the Income Control GLWB or a GMAB, we limit your investments to the Designated Investment Options because limiting downside exposure during market downturns helps us to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under the Income Control GLWB or a GMAB. At the same time, the balanced investment strategy of the Designated Investment Options during an upside market period could limit market gains in your Contract. The investment objective and policies of the Designated Investment Options may conflict with your investment objectives by reducing the potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. You should consult with your financial professional to determine whether you have a need for the Income Control GLWB or a GMAB and whether the Designated Investment Options are appropriate investments for you.

You should work with your financial professional to determine whether any optional benefits described below in the Optional Living Benefits and Optional Death Benefits sections are appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

OPTIONAL LIVING BENEFITS

THE GLWBs :

INCOME BOOST GLWB AND INCOME CONTROL GLWB

The GLWB allows you to withdraw a guaranteed amount of money each year, referred to as your Annual Withdrawal Amount or AWA, beginning on your Income Start Date. After the Income Start Date, the AWA payments continue until the death of the GLWB Covered Person if single-life coverage is elected except under spousal continuation, or until the death of both the GLWB Covered Person and GLWB Joint Covered Person if joint-life coverage is elected. (See “Spousal Considerations—GLWB.”) Your right to take withdrawals under the GLWB continues regardless of the investment performance of the Designated Investment Options, provided that you comply with certain requirements. After your Income Start Date, the amount you can withdraw in any one Contract Year can range from 2.60% to 6.25% of your Withdrawal Benefit Base, depending on whether single-life or joint-life coverage was elected and, on your age, or the younger spouse’s age in case of joint-life coverage on the Income Start Date.

The GLWB may not be appropriate for all investors. Before purchasing a GLWB , you should carefully consider the following:

The GLWB may be appropriate for you if you are an investor that:

•	wants an opportunity for annual income to increase as you grow older.

•	wants a guaranteed stream of income for life without annuitizing, beginning on or after your Income Start Date.

•	wants the option of spousal joint-life coverage.

•	can defer withdrawals during your early Contract Years to increase your benefit in later years.

The GLWB may be inappropriate for you if you are an investor that:

•	anticipates the need for Excess Withdrawals or Early Withdrawals.

•	For the Income Control GLWB, wants to allocate to Subaccounts other than Designated Investment Options.

•	wants to make Purchase Payments in excess of the GLWB Maximum Annual Purchase Payment Amount.

•	wants to allocate to the Fixed Account

If you elect the Income Control GLWB, we limit your investments to the Designated Investment Options because limiting downside exposure during market downturns helps us to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under the Income Control GLWB when your Contract Value is reduced to zero.

You may elect a GLWB, provided that:

•	all Owners and Annuitants are younger than age 81 on the Issue Date (in the case of a non-natural Owner, all Annuitants are younger than age 81 on the Issue Date); and

•	you limit the allocation of your Purchase Payments and Contract Value to the Subaccounts (and for Income Control GLWB to the Designated Investment Options).

After the first Contract Year, you may not make Purchase Payments that cause your total Purchase Payments for that Contract Year to exceed the GLWB Maximum Annual Purchase Payment Amount without our prior approval. Any Purchase Payment you submit in excess of the GLWB Maximum Annual Purchase Payment Amount without our prior approval will be deemed “not in Good Order” and returned to you.

If you elect the Income Control GLWB, your Contract Value must be invested in one or more of the Designated Investment Options at all times while the Income Control GLWB is in effect. (See “Termination of the GLWB”) The only Subaccounts that currently qualify as Designated Investment Options are listed in the section entitled “DESIGNATED INVESTMENT OPTIONS.”

Under the GLWBs, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “GLWB Covered Person and Joint GLWB Covered Person.”

You may combine a GLWB with either the HAV Death Benefit or ROP Death Benefit.

On the Annuity Income Date, you may elect the AWA Settlement Option subject to the conditions described in greater detail under “Annuitization Under the GLWB.”

On the Annuity Income Date, the GLWB, the HAV Death Benefit, and the ROP Death Benefit riders, if elected, automatically terminate.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	increased by any additional Purchase Payments accepted by the Company;

•	increased by any Step-Ups or Bonus Amounts as described under “How the GLWB Works;”

•	decreased proportionally by any Early Withdrawals you take as described under “Withdrawals under the GLWB;” and

•	decreased proportionally by any Excess Withdrawals you take as described under “Withdrawals under the GLWB.”

If the Contract Value is reduced to zero for any reason other than an Early Withdrawal or Excess Withdrawal and the Withdrawal Benefit Base is greater than zero, then the Withdrawal Benefit Base will not be reduced. All rights and benefits under the Contract will terminate except for the right to receive future payments under the GLWB. Payments will be calculated and made under the AWA Settlement Option. (See “AWA Settlement Option”)

Determining Your AWA

Your AWA is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.

Your AWA is first determined on your Income Start Date and then on each subsequent Contract Anniversary prior to the Annuity Income Date. The Lifetime Withdrawal Percentage is based on the age of the youngest GLWB Covered Person on the Income Start Date and on the date of any subsequent Step-Up. The Lifetime Withdrawal Percentages applicable to Income Boost GLWB and Income Control GLWB are as follows:

Age on Your Income Start Date and any Subsequent Step-Up date*	Lifetime Withdrawal Percentage Single-Life Coverage		Lifetime Withdrawal Percentage Joint-Life Coverage
	Income Boost GLWB	Income Control GLWB	Income Boost GLWB	Income Control GLWB
<55	0.00%	0.00%	0.00%	0.00%
55-59	3.25%	3.75%	2.60%	3.10%
60-64	3.75%	4.25%	3.10%	3.60%
65-69	5.00%	5.50%	4.35%	4.85%
70-74	5.00%	5.50%	4.35%	4.85%
75-79	5.50%	5.75%	4.85%	5.10%
80-84	5.50%	6.00%	4.85%	5.35%
85+	6.00%	6.25%	5.35%	5.60%

*	If you elect joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “GLWB Covered Person and Joint GLWB Covered Person.”

The Lifetime Withdrawal Percentages will not vary from the Lifetime Withdrawal Percentages disclosed in the Prospectus, or as disclosed in any Rate Sheet Supplement. Your Lifetime Withdrawal Percentage will only increase if your age at the time of the Step-Up coincides with a higher percentage as shown in the table above. (See “Step-Up Feature.”)

An increase in the Lifetime Withdrawal Percentage due to Step-Up may increase your AWA.

Your AWA equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your AWA is determined, your AWA will also change. The new AWA will be effective on the next Contract Anniversary and, at that time, will reflect any increases caused by any Purchase Payments or Step-Up during the prior Contract Year and any decreases caused by an Excess Withdrawal (described below) that were taken during the prior Contract Year. The new AWA will be in effect for all subsequent Contract Years, unless and until there is a further change in your Withdrawal Benefit Base.

How the GLWB Works

Beginning on your Income Start Date (applicable on and after the first Contract Anniversary), you can take cumulative withdrawals each Contract Year. See “Protected RMD Amount” and “Effect of a Protected RMD Amount Withdrawal” Even if your Contract Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), if your Withdrawal Benefit Base is greater than zero, you can withdraw your AWA every year until you die. Withdrawals up to the greater of AWAs and Protected RMD Amounts in any Contract Year will not reduce the Withdrawal Benefit Base.

If you elect an Income Start Date and you take RMD Amount withdrawals greater than the AWA before the first Contract Anniversary, the Withdrawal Benefit Base will be reduced based on the amount that the cumulative withdrawals exceed the AWA. Thereafter, you can take withdrawals each Contract Year totaling up to the greater of your AWA and the Protected RMD Amount without reducing the Withdrawal Benefit Base.

Withdrawals of AWAs and the Protected RMD Amount in any Contract Year will decrease your Contract Value and death benefits under the Contract. AWAs will be withdrawn from your Contract Value first until your Contract Value is reduced to zero. Thereafter, the Company will pay the AWAs to you from its own assets.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under the GLWB, including reducing your Contract Value to zero and thereby terminating your Contract and the GLWB without value. (See “Withdrawals Under the GLWB.”)

If you defer taking withdrawals during your early Contract Years, you may potentially take larger withdrawals in later Contract Years. Your AWA is not cumulative: any unused portion of your AWA in any Contract Year expires and cannot be applied to a future Contract Year.

Lifetime payments by us will be made when your Contract Value is depleted. If you take Early Withdrawals or Excess Withdrawals and/or do not satisfy other conditions of the GLWB, the guaranteed benefits of the GLWB will be reduced or eliminated.

If you allocate any Purchase Payment to the Fixed Account, other than participation in the DCA program, or transfer Contract Value to a Guarantee Period, your GLWB will terminate automatically. In addition, if you elect Income Control GLWB and allocate any Purchase Payment or Contract Value to any Subaccount that is not a Designated Investment Option, your Income Control GLWB will terminate automatically. (See “Termination of the GLWB.”)

Step-Up Feature and Bonus Feature

The GLWBs provide a Step-Up Feature and a Bonus Feature that may increase the Withdrawal Benefit Base. We will determine eligibility for an increase to the Withdrawal Benefit Base under each of these two features on each Contract Anniversary prior to the Income Start Date. We will calculate two potential increases to the Withdrawal Benefit Base, one under the Step-Up Feature and the other under the Bonus Feature, if applicable, and then increase the Withdrawal Benefit Base by the higher of the two.

Income Boost GLWB

The new Withdrawal Benefit Base will be the greater of: (1) the highest adjusted quarterly Contract Value (the “HQ Contract Value”) as calculated under the Step-Up Feature; or (2) the current Withdrawal Benefit Base plus any Bonus Amount available under the Bonus Feature. Note that the HQ Contract Value is determined at the end of each Contract Quarter, not each calendar quarter.

Income Control GLWB

The new Withdrawal Benefit Base will be the greater of: (1) the Contract Value on the Contract Anniversary; or (2) the current Withdrawal Benefit Base plus any Bonus Amount available under the Bonus Feature.

For both the Income Boost GLWB and the Income Control GLWB, on the Income Start Date, we will calculate two potential increases to the Withdrawal Benefit Base, one under the Step-Up Feature and the other under the Bonus Feature, and then increase the Withdrawal Benefit Base by the higher of the two. The new Withdrawal Benefit Base will be the greater of: a) the Contract Value; or b) the current Withdrawal Benefit Base increased proportionally by any applicable Bonus Amount to reflect the number of days elapsed since the last Contract Anniversary. The Step-Up Feature continues in effect after the Income Start Date.

After the Income Start Date, we will continue to determine eligibility for a Step-Up on each Contract Anniversary prior to the Annuity Income Date, and at the end of the Valuation Period immediately preceding the Annuity Income Date. The Bonus Feature is not available after the Income Start Date.

Any increase in the Withdrawal Benefit Base is subject to the maximum Withdrawal Benefit Base of $5,000,000. For purposes of determining this limit, the Company reserves the right to aggregate the Withdrawal Benefit Base with the withdrawal benefit bases of all other variable annuity contracts owned by you that have been issued by us or our affiliates.

Step-Up Feature

Income Boost GLWB

On each Contract Anniversary prior to the Annuity Income Date, we will compare the current Withdrawal Benefit Base to the HQ Contract Value for the Contract Year just ended. The Withdrawal Benefit Base will be eligible for a Step-Up if the HQ Contract Value is higher than the current Withdrawal Benefit Base. If the Step-Up is applied, the Withdrawal Benefit Base will be increased to equal the HQ Contract Value. If the Step-Up is applied prior to the Income Start Date, then a new Bonus Period will start on the Step-Up Date, with a Bonus Base equal to the new Withdrawal Benefit Base.

To determine the HQ Contract Value for the Contract Year just ended, we first record the Contract Value at the end of each Contract Quarter during the prior Contract Year. We then increase each of these recorded quarter-end Contract Values for each Purchase Payment made and decrease them for each partial withdrawal taken after the end of the applicable Contract Quarter. A partial withdrawal that is not an Early Withdrawal or an Excess Withdrawal will decrease the recorded quarter-end Contract Values by the amount of the withdrawal. Early Withdrawals and Excess Withdrawals will decrease the recorded quarter-end Contract Values proportionally in the same manner that the Withdrawal Benefit Base is decreased by such withdrawals. After all Purchase Payments and withdrawals are taken into account, the HQ Contract Value is set to the greatest of these four-adjusted quarter-end Contract Values.

Income Control GLWB

On each Contract Anniversary prior to the Annuity Income Date, we will compare the current Withdrawal Benefit Base to the Contract Value on the Contract Anniversary for the Contract Year just ended. The Withdrawal Benefit Base will be eligible for a Step-Up if the Contract Value on the Contract Anniversary is higher than the current Withdrawal Benefit Base. If the Step-Up is applied, the Withdrawal Benefit Base will be increased to equal the Contract Value. If the Step-Up is applied prior to the Income Start Date, and during the Bonus Period, then the Bonus Base will equal the new Withdrawal Benefit Base. There is only one Bonus Period which extends over ten Contract Years, from the Issue Date and expires if you select an Income Start Date during the Bonus Period.

The GLWB will continue to be eligible for Step-Ups after the Income Start Date on each Contract Anniversary prior to the Annuity Income Date. Any Bonus Period will end on the Income Start Date.

If the Income Start Date is not a Contract Anniversary, we will compare the current Withdrawal Benefit Base to the Contract Value. The Withdrawal Benefit Base will then be adjusted to equal the Contract Value, if higher. During any Bonus Period, the new Withdrawal Benefit Base will be the higher of: a) the Contract Value; or b) the current Withdrawal Benefit Base plus a proportional Bonus Amount to reflect the number of days elapsed since the last Contract Anniversary.

When a Step-Up occurs, your Lifetime Withdrawal Percentage will increase if your age at the time of the Step-Up coincides with a higher Lifetime Withdrawal Percentage as shown in the table under “Determining Your AWA.”

We reserve the right to increase the annual GLWB Fee Rate when a Step-Up occurs. Any Step-Up will automatically occur unless an annual GLWB Fee Rate increase is applicable. If an annual GLWB Fee Rate increase is applicable, then we will send notice to you. If we receive your written consent to the rate increase prior to the end of the Contract Quarter immediately following the Contract Anniversary, the Step-Up will occur as of the Contract Anniversary. The increased annual GLWB Fee Rate will be applied on the last day of that Contract Quarter. If your consent is not timely received by us, the GLWB Fee increase will not apply, no Step-Up will occur, and no additional Step-Ups will be permitted in the future. The maximum annual GLWB Fee Rate for the GLWB when a Step-Up occurs is 2.50% (0.625% quarterly) for the Income Boost GLWB and 1.95% (0.4875% quarterly) for the Income Control GLWB of the Withdrawal Benefit Base at the end of each Contract Quarter.

The GLWB, including the Step-Up Feature, will terminate automatically on the Annuity Income Date, as described under “Optional Living Benefit: The GLWB.”

Bonus Feature

On each Contract Anniversary during a Bonus Period, we will calculate a Bonus Amount that may be added to the Withdrawal Benefit Base. The Bonus Amount will be equal to the current Bonus Base multiplied by the Bonus Rate. Currently, the Bonus Rate is 6.00% for the Income Boost GLWB and 6.50% for the Income Control GLWB. On each Contract Anniversary during a Bonus Period, the Withdrawal Benefit Base will be increased by the greater of a Step-Up, if any, as described above, or the Bonus Amount. In the event of a Step-Up, the Bonus Base will also be increased to equal the new Withdrawal Benefit Base.

For the Income Boost GLWB, a new Bonus Period will begin on any Step-Up Date prior to the Income Start Date. There is only one Bonus Period for the Income Control GLWB.

The Bonus Rate applicable to your Contract will not vary from the percentage disclosed in the Prospectus or as disclosed in any Rate Sheet Supplement.

The Bonus Base is not available for withdrawal, full surrender, as a death benefit, or for application to any Annuity Payment Option. For the Income Boost GLWB, after the Income Start Date, the Bonus Base is no longer calculated or maintained for any purpose. For the Income Control GLWB, the Bonus Base is no longer calculated or maintained for any purpose after the earlier of the Income Start Date and the 10th Contract Anniversary.

On the Issue Date, the Bonus Base is equal to the Withdrawal Benefit Base. During the Bonus Period, the Bonus Base is increased by any additional Purchase Payments and decreased proportionally for any Early Withdrawals in the same manner that the Withdrawal Benefit Base is decreased by such withdrawals. In the event of a Step-Up, the Bonus Base will also be increased to equal the new Withdrawal Benefit Base, and a new Bonus Period will begin on the Step-Up Date.

If the Income Start Date is not a Contract Anniversary, the Withdrawal Benefit Base will be increased to the greater of: a) the Contract Value, as described above; or b) the current Withdrawal Benefit Base plus a proportional Bonus Amount to reflect the number of days elapsed since the last Contract Anniversary.

Unless terminated earlier, the Bonus Feature terminates automatically on the Income Start Date, after the addition of any Bonus Amount to the Withdrawal Benefit Base.

Here is an example of how the Income Boost GLWB works.

Assume the following:

•	You are age 65 when your Contract is issued with a Purchase Payment of $100,000 and you elected the Income Boost GLWB.

•	Your Withdrawal Benefit Base and your Bonus Base are equal to your initial Purchase Payment of $100,000.

•	On your Income Start Date, you can withdraw your AWA each Contract Year without reducing your Withdrawal Benefit Base on or after the Income Start Date.

•

The investment performance of your Subaccounts equals Contract expenses, i.e., your Contract Value remains constant throughout the life of your Contract, except for Contract Years 2 and 14 (explained below).

•	During the Bonus Period, your Withdrawal Benefit Base will increase by your Bonus Amount each Contract Year in the Bonus Period.

•

Your Contract Value has grown to $125,000 by the beginning of Contract Year 3 due to positive investment performance of the Subaccounts. Your Contract is therefore eligible for an automatic Step-Up of its Withdrawal Benefit Base and Bonus Base.

•

The GLWB Fee Rate has not increased and therefore an automatic Step-Up will be applied to increase your Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Bonus Base will be $125,000, and your Bonus Period will now end on your 12th Contract Anniversary (i.e., 10 years after the Step-Up).

•	No Bonus Amount is applied in Contract Years 13 or 14 as you are not in a Bonus Period.

•

Your Contract Value has grown to $225,000 by the beginning of Contract Year 15 due to positive investment performance of the Subaccounts in Contract Year 14. Your Contract is eligible for an automatic Step-Up of its Withdrawal Benefit Base to $225,000 and a new Bonus Period will begin.

•

You select your Income Start Date at age 83 on the first day of Contract Year 18 and you elect single-life coverage. Your Lifetime Withdrawal Percentage is 5.50%. Your AWA will be 5.50% of your Withdrawal Benefit Base. (If you selected joint-life coverage the numbers shown in the example could be different)

•

On the Income Start Date, your AWA is calculated by multiplying your Withdrawal Benefit Base by your Lifetime Withdrawal Percentage: $265,500 x 5.50%. Your AWA is $14,603. You can withdraw $14,603 each Contract Year after the Income Start Date without reducing your Withdrawal Benefit Base.

Your Income Start Date will depend upon your own situation. You should discuss your GLWB with your financial professional.

All values shown are as of the beginning of the Contract Year.

Contract Year	Contract Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	n/a	$0
2	$100,000	$106,000	$100,000	n/a	$0
3	$125,000	$125,000	$125,000	n/a	$0
4	$125,000	$132,500	$125,000	n/a	$0
5	$125,000	$140,000	$125,000	n/a	$0
6	$125,000	$147,500	$125,000	n/a	$0
7	$125,000	$155,000	$125,000	n/a	$0
8	$125,000	$162,500	$125,000	n/a	$0
9	$125,000	$170,000	$125,000	n/a	$0
10	$125,000	$177,500	$125,000	n/a	$0
11	$125,000	$185,000	$125,000	n/a	$0
12	$125,000	$192,500	$125,000	n/a	$0
13	$125,000	$200,000	n/a	n/a	$0
14	$125,000	$200,000	n/a	n/a	$0
15	$225,000	$225,000	$225,000	n/a	$0
16	$225,000	$238,500	$225,000	n/a	$0
17	$225,000	$252,000	$225,000	n/a	$0
18	$225,000	$265,500	n/a	$14,603	$14,603
19	$210,398	$265,500	n/a	$14,603	$14,603
20	$195,795	$265,500	n/a	$14,603	$14,603
21	$181,193	$265,500	n/a	$14,603	$14,603
22	$166,590	$265,500	n/a	$14,603	$14,603

If a different Bonus Rate or Lifetime Withdrawal Percentage is applied, the numbers in the above example would be different.

Here is an example of how the Income Control GLWB works.

Assume the following:

•	You are age 65 when your Contract is issued with a Purchase Payment of $100,000 and you elected the Income Control GLWB

•	Your Withdrawal Benefit Base and your Bonus Base are equal to your initial Purchase Payment of $100,000.

•	On your Income Start Date, you can withdraw your Annual Withdrawal Amount (“AWA”) each Contract Year without reducing your Withdrawal Benefit Base on or after the Income Start Date.

•

The investment performance of your Designated Investment Options equals Contract expenses, i.e., your Contract Value remains constant throughout the life of your Contract, except for Contract Years 2 and 14 (explained below).

•	During the Bonus Period, your Withdrawal Benefit Base will increase by your Bonus Amount each Contract Year in the Bonus Period.

•

Your Contract Value has grown to $125,000 by the beginning of Contract Year 3 due to positive investment performance of the Designated Investment Options. Your Contract is therefore eligible for an automatic Step-Up of its Withdrawal Benefit Base.

•	The GLWB Fee Rate has not increased and therefore an automatic Step-Up will be applied to increase your Withdrawal Benefit Base.

•	No Bonus Amount is applied in Contract Years 11 and beyond as you are no longer in a Bonus Period.

•

Your Contract Value has grown to $225,000 by the beginning of Contract Year 15 due to positive investment performance of the Designated Investment Options in Contract Year 14. Your Contract is eligible for an automatic Step-Up of its Withdrawal Benefit Base to $225,000.

•

You select your Income Start Date at age 83 on the first day of Contract Year 18 and elect single-life coverage. Your Lifetime Withdrawal Percentage is 6.00%. Your AWA will be 6.00% of your Withdrawal Benefit Base. (If you selected joint-life coverage the numbers shown in the example could be different)

•

On the Income Start Date, your AWA is calculated by multiplying your Withdrawal Benefit Base by your Lifetime Withdrawal Percentage: $225,00 x 6.00%. Your AWA is $13,500. You can withdraw $13,500 each Contract Year after the Income Start Date without reducing your Withdrawal Benefit Base.

Your Income Start Date will depend upon your own situation. You should discuss your GLWB with your financial professional.

All values shown are as of the beginning of the Contract Year.

Contract Year	Contract Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	n/a	$0
2	$100,000	$106,500	$100,000	n/a	$0
3	$125,000	$125,000	$125,000	n/a	$0
4	$125,000	$133,125	$125,000	n/a	$0
5	$125,000	$141,250	$125,000	n/a	$0
6	$125,000	$149,375	$125,000	n/a	$0
7	$125,000	$157,500	$125,000	n/a	$0
8	$125,000	$165,625	$125,000	n/a	$0
9	$125,000	$173,750	$125,000	n/a	$0
10	$125,000	$181,875	$125,000	n/a	$0
11	$125,000	$190,000	n/a	n/a	$0
12	$125,000	$190,000	n/a	n/a	$0
13	$125,000	$190,000	n/a	n/a	$0
14	$125,000	$190,000	n/a	n/a	$0
15	$225,000	$225,000	n/a	n/a	$0
16	$225,000	$225,000	n/a	n/a	$0
17	$225,000	$225,000	n/a	n/a	$0
18	$225,000	$225,000	n/a	$13,500	$13,500
19	$211,500	$225,000	n/a	$13,500	$13,500
20	$198,000	$225,000	n/a	$13,500	$13,500
21	$184,500	$225,000	n/a	$13,500	$13,500
22	$171,000	$225,000	n/a	$13,500	$13,500

If a different Bonus Rate or Lifetime Withdrawal Percentage is applied, the numbers in the above example would be different.

Delaying the Income Start Date has the potential to increase the future AWA due to the Bonus Amounts applied to the Withdrawal Benefit Base during the Bonus Period and the potential for a Step-up. Once you start taking your AWA, delaying or not taking subsequent AWAs will not increase your future AWA because any unused portion of your AWA in any Contract Year cannot increase your AWA in any future Contract Year.

The total amount paid under a GLWB will depend upon the Income Start Date, the age of the GLWB Covered Person(s) on the Income Start Date, the investment performance of the Subaccounts or Designated Investment Options and how long the GLWB Covered Person(s) live(s).

Withdrawals Under the GLWB

While the GLWB is in effect, you may choose which Subaccounts or Designated Investment Options from which a partial withdrawal will be deducted. If you do not choose, your partial withdrawal will be deducted pro rata from each Subaccount to which the Contract Value is allocated on the effective date of the withdrawal. Your Early Withdrawal or Excess Withdrawal are subject to a proportionate GLWB Fee.

Withdrawals On or After the Income Start Date

Before the first Contract Anniversary, you may elect your Income Start Date and take withdrawals up to your AWA, which will not reduce the Withdrawal Benefit Base.

Starting on and after the first Contract Anniversary and the Income Start Date and continuing to your Annuity Income Date, you may take withdrawals totaling up to the greater of your AWA or the Protected RMD Amount (applicable after the first Contract Anniversary) in any Contract Year without reducing your Withdrawal Benefit Base for a Qualified Contract. Starting on and after the first Contract Anniversary and the Income Start Date and continuing up to your Annuity Income Date, you may take withdrawals up to the AWA in any Contract Year without reducing your Withdrawal Benefit Base for a Non-Qualified Contract. These withdrawals will reduce your Contract Value by the dollar amount of the withdrawal but will not change your Withdrawal Benefit Base. Withdrawals in any Contract Year are subject to a Withdrawal Charge only to the extent they are in excess of the greatest of:

•	your RMD Amount (subject to conditions discussed under “Tax Issues Under the GLWB”); and

•	your AWA.

Protected RMD Amount

Starting on and after the first Contract Anniversary and the Income Start Date, the RMD Amount is equal to the Protected RMD Amount. If you request an RMD Amount before the first Contract Anniversary and the Income Start Date, the RMD Amount is an Early Withdrawal. You should consult with your financial professional to determine whether it is appropriate for you to withdraw the RMD Amount before you elect the Income Start Date.

The RMD Amount is the required minimum distribution amount, if any, that must be distributed related to the Contract Value for the current calendar year under section 401(a)(9) of the Code or other provisions of federal tax law. Because the RMD Amount used in the calculation of the Protected RMD Amount is based on calendar years rather than Contract Years, the Protected RMD Amount is calculated twice each Contract Year after the first Contract Anniversary and after the Income Start Date.

On the first day of each Contract Year, the Protected RMD Amount is equal to the RMD Amount calculated for that calendar year, reduced by any prior withdrawals taken during the same calendar year. On January 1st of each Contract Year, the Protected RMD Amount will increase to the RMD Amount calculated for the new calendar year if such amount is greater than the previously calculated Protected RMD Amount. If the RMD Amount calculated for the new calendar year is less than the previously calculated Protected RMD Amount, the Protected RMD Amount will not change.

Effect of a Protected RMD Amount Withdrawal

For a Qualified Contract with a Contract Value greater than zero, the amount that may be withdrawn, on and after the first Contract Anniversary and the Income Start Date, without reducing the Withdrawal Benefit Base is the greater of:

•	the AWA, reduced by any prior withdrawals taken during the same Contract Year; and

•	the Protected RMD Amount at the time of the withdrawal, reduced by any prior withdrawals taken during the same Contract Year.

Excess Withdrawals

On and after the Income Start Date, an Excess Withdrawal is the portion of cumulative withdrawals that exceeds the higher of the AWA and the Protected RMD Amount (applicable after the first Contract Anniversary) in any Contract Year for a Qualified Contract. On and after the Income Start Date, an Excess Withdrawal is the portion of cumulative withdrawals that exceeds the AWA for a Non-Qualified Contract. Your Withdrawal Benefit Base and your AWA for each subsequent Contract Year will be reduced by an Excess Withdrawal. Excess Withdrawals could reduce your Withdrawal Benefit Base by more than the dollar amount of the Excess Withdrawals.

If you take an Excess Withdrawal, your Withdrawal Benefit Base will be reduced according to the following formula:

Your new Withdrawal Benefit Base	=	A x	(1 - (B/C))

Where:

	A	=	Your Withdrawal Benefit Base before the Excess Withdrawal.

	B	=	The amount of the Excess Withdrawal, including any Withdrawal Charge and the proportionate GLWB Fee.

	C	=	Your Contract Value immediately prior to the Excess Withdrawal.

Excess Withdrawal Examples

Income Boost GLWB

Assume the facts in the example for the Income Boost GLWB except as follows:

•	You take two withdrawals in Contract Year 18: a $10,000 withdrawal and then an $8,000 withdrawal.

•	Your first withdrawal reduces your Contract Value to $215,000. It does not reduce your Withdrawal Benefit Base because it is not in excess of your AWA.

•

Your second withdrawal (when added to the first) is in excess of $14,063, which is the AWA. The amount of the Excess Withdrawal is $3,937 ($18,000-$14,063 = $3,937.) The portion of the second withdrawal that is not excess is $4,063 ($14,063 - $10,000). The Contract Value after the portion of the second withdrawal that is not excess is taken is $210,937 ($215,000 - $4,063).

After your second withdrawal, your Withdrawal Benefit Base will be reduced as follows:

Your New Withdrawal Benefit Base	=	$265,500	x	(1 - $3,937/$210,937)
	=	$265,500	x	(1 - 0.018366)
	=	$265,500	x	(0.98134)
	=	$260,545

Beginning on your next Contract Anniversary and going forward, your new AWA will be reduced to 5.50% of your new Withdrawal Benefit Base, or $14,330.

Income Control GLWB

Assume the facts in the example for the Income Control GLWB except for as follows:

•	You take two withdrawals in Contract Year 18: a $10,000 withdrawal and then an $8,000 withdrawal.

•	Your first withdrawal reduces your Contract Value to $215,000. It does not reduce your Withdrawal Benefit Base because it is not in excess of your AWA.

•

Your second withdrawal (when added to the first) is in excess of $13,500, which is the AWA. The amount of the Excess Withdrawal is $4,500 ($18,000-$13,500 = $4,500.) The portion of the second withdrawal that is not excess is $3,500 ($13,500 - $10,000). The Contract Value after the portion of the second withdrawal that is not excess is taken is $211,500 ($215,000 - $3,500).

After your second withdrawal, your Withdrawal Benefit Base will be reduced as follows:

Your New Withdrawal Benefit Base	=	$225,000	x	(1 - $4,500/$211,500)
	=	$225,000	x	(1 - 0.02128)
	=	$225,000	x	(0.97872)
	=	$220,213

Beginning on your next Contract Anniversary and going forward, your new AWA will be reduced to 6.00% of your new Withdrawal Benefit Base, or $13,213.

You should be aware that if your Contract Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce your benefits under the GLWB, including reducing your Contract Value to zero and thereby terminating your Contract and benefits thereunder.

Early Withdrawals

Before the Income Start Date, any withdrawals, including RMD withdrawals and Free Withdrawal Amounts, are Early Withdrawals in any Contract Year. Accordingly, your Withdrawal Benefit Base and your Bonus Base will be reduced by Early Withdrawals. Your Withdrawal Benefit Base and your Bonus Base will be reduced by Early Withdrawals using the following formula:

Your new Bonus Base	=	A x	(1 – (B/C))

Your new Withdrawal Benefit Base	=	A x	(1 – (B/C))

Where:

	A	=	Your Bonus Base or Withdrawal Benefit Base before the Early Withdrawal.

	B	=	The amount of the Early Withdrawal, including any Withdrawal Charge and a proportionate GLWB Fee.

	C	=	Your Contract Value immediately prior to the Excess Withdrawal.

Early Withdrawal Examples

Income Boost GLWB

Using the facts in the example for the Income Boost GLWB, assume that in Contract Year 9, your Contract Value is $125,000 and you withdraw $10,000. This withdrawal is an Early Withdrawal and reduces your Withdrawal Benefit Base and Bonus Base as follows:

Your New Bonus Base =	=	$125,000	x	(1 - $10,000/$125,000)
	=	$125,000	x	(1 - 0.08)
	=	$125,000	x	(0.92)
	=	$115,000

Your New Withdrawal Benefit Base =	=	$170,000	x	(1 - $10,000/$125,000)
	=	$170,000	x	(1 - 0.08)
	=	$170,000	x	(0.92)
	=	$156,000

In the above example, your AWA is not payable because you have not elected your Income Start Date.

If a different Bonus Rate or Lifetime Withdrawal Percentage is applied, the numbers shown in the above example would be different.

Early Withdrawals could reduce your Withdrawal Benefit Base by more than the dollar amount of the Early Withdrawals.

Early Withdrawals could severely reduce, and even terminate, your benefits under the GLWB, including reducing your Contract Value to zero and thereby terminating your Contract and all benefits thereunder.

In addition to reducing your benefits under the GLWB, any withdrawal before you reach age 59 1/2 could result in adverse state and federal tax consequences. You should consult a qualified tax professional for more information.

Income Control GLWB

Using the facts in the example for the Income Control GLWB above, assume that in Contract Year 9, your Contract Value is $125,000 and you withdraw $10,000. This withdrawal is an Early Withdrawal and reduces your Withdrawal Benefit Base and Bonus Base as follows:

Your New Bonus Base =	=	$125,000	x	(1 - $10,000/$125,000)
	=	$125,000	x	(1 - 0.08)
	=	$125,000	x	(0.92)
	=	$115,000

Your New Withdrawal Benefit Base =	=	$173,750	x	(1 - $10,000/$125,000)
	=	$173,750	x	(1 - 0.08)
	=	$173,750	x	(0.92)
	=	$159,850

In the above example, your AWA is not payable because you have not elected your Income Start Date.

If a different Bonus Rate or Lifetime Withdrawal Percentage is applied, the numbers shown in the above example would be different.

Early Withdrawals could reduce your Withdrawal Benefit Base by more than the dollar amount of the Early Withdrawals.

Early Withdrawals could severely reduce, and even terminate, your benefits under the GLWB, including reducing your Contract Value to zero and thereby terminating your Contract and all benefits thereunder.

In addition to reducing your benefits under the GLWB, any withdrawal before you reach age 59 1/2 could result in adverse state and federal tax consequences. You should consult a qualified tax professional for more information.

Depleting Your Contract Value

If your Contract Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal, then your Withdrawal Benefit Base and the Bonus Base will each also be reduced to zero and your Contract and all benefits thereunder will terminate.

If, on the other hand, your Contract Value is reduced to zero through any combination of negative investment performance of the Subaccounts, Contract charges, and withdrawals other than Early Withdrawals or Excess Withdrawals, your Withdrawal Benefit Base will not be reduced, although no further Bonus Amounts or Step-Ups will apply. All rights and benefits under the Contract will terminate except for the right to receive future payments under the GLWB. Regardless of your age on the day the Contract Value is reduced to zero, the GLWB Covered Person or the surviving GLWB Covered Person will be entitled to receive the AWA each year under the AWA settlement option.

The GLWB Fee

The GLWB Fee is deducted from the Contract Value on the last Valuation Period of each Contract Quarter. The GLWB Fee is calculated by dividing the annual GLWB Fee Rate by four and then multiplying by the Withdrawal Benefit Base. The annual GLWB Fee Rate, currently 1.50% (0.375% quarterly) of your Withdrawal Benefit Base for the Income Boost GLWB and 1.35% (0.3375% quarterly) of your Withdrawal Benefit Base for the Income Control GLWB, will not exceed the maximum annual GLWB Fee Rate of 2.50% (0.625% quarterly) for Income Boost GLWB and 1.95% (0.4875% quarterly) for Income Control GLWB. On the last day of the final Contract Quarter in any Contract Year, the Withdrawal Benefit Base for the purpose of calculating the GLWB Fee will include any Step-Up or Bonus Amount that is added to the Withdrawal Benefit Base on the Contract Anniversary. The GLWB Fee is deducted pro-rata from each Subaccount to which the Contract Value is allocated on the last day of each Contract Quarter. In the event of an Early Withdrawal or Excess Withdrawal, we will deduct a proportionate GLWB Fee from the amount withdrawn. The proportionate GLWB Fee is based on the time elapsed between the first day of the current Contract Quarter and the day of the withdrawal, and the proportion of the Early Withdrawal or Excess Withdrawal to the Contract Value immediately prior to the Early Withdrawal or Excess Withdrawal, including any Withdrawal Charges. If the GLWB terminates on any day except the last day of the Contract Quarter, we will deduct a proportional amount of the GLWB Fee to reflect the time elapsed between the first day of the current Contract Quarter and the day the GLWB terminates. After the GLWB is terminated, the GLWB Fee is also terminated.

The Company reserves the right to increase the annual GLWB Fee Rate up to the maximum annual GLWB Fee Rate. (See “Step-Up Feature.”)

Your GLWB Fee will not change during a Contract Year, unless you take one of the following specific actions:

•

If you make additional Purchase Payments during the Contract Year, you will increase your Withdrawal Benefit Base and thus your GLWB Fee, because your GLWB Fee is calculated as a percentage of your Withdrawal Benefit Base.

•

If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Withdrawal Benefit Base and thus your GLWB Fee, because your GLWB Fee is calculated as a percentage of your Withdrawal Benefit Base.

We will continue to deduct the GLWB Fee until the earliest of your Annuity Income Date, the date on which your Contract Value reduces to zero, or your GLWB is terminated. (See “Termination of the GLWB.”) The GLWB Fee Rate will not vary from the GLWB Fee Rate disclosed in the Prospectus or as disclosed in any Rate Sheet Supplement.

GLWB Covered Person and Joint GLWB Covered Person

Eligibility to be the GLWB Covered Person or Joint GLWB Covered Person and elect joint-life coverage is based on the Contract’s ownership on the Income Start Date.

An Owner that is not a natural person must name an Annuitant as the GLWB Covered Person for single-life coverage. To elect joint-life coverage if an Owner is not a natural person:

•	The Annuitant(s) must be the GLWB Covered Person or the Joint GLWB Covered Person;

•	The GLWB Covered Person and the Joint GLWB Covered Person must be spouses recognized as such under federal tax laws;

•	The GLWB Covered Person will be the younger of the spouses; and

•	The Annuitant’s spouse must be the sole Beneficiary under the Contract.

An individual Owner, who is a natural person, must also be the GLWB Covered Person if he or she elects single-life coverage.

If an individual Owner, who is a natural person, elects joint-life coverage:

•	The GLWB Covered Person and the Joint GLWB Covered Person must be spouses recognized as such under federal tax laws;

•	The Owner must be either the GLWB Covered Person or the Joint GLWB Covered Person;

•	The GLWB Covered Person will be the younger of the spouses; and

•	The Owner’s spouse must be the sole Beneficiary under the Contract.

The Contract may have two Owners who are spouses recognized as such under federal tax laws. In this circumstance, the two Owners may elect:

•	Single-life coverage with either Owner named as the GLWB Covered Person; or

•	Joint-life coverage with the younger Owner as the GLWB Covered Person and the other Owner as the Joint GLWB Covered Person.

Since the younger spouse must be at least age 55 on the Income Start Date, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under the GLWB can be made.

If the Owner is a natural person and the Owner marries prior to the Income Start Date, the Owner’s spouse may be added to the Contract as an Owner, as an Owner and Annuitant, or as the sole Beneficiary, and will then be a GLWB Covered Person or Joint GLWB Covered Person.

Effect of Divorce on the GLWB

The divorce of an Owner may affect the status of the GLWB.

Prior to the Income Start Date:

If divorce occurs prior to the Income Start Date, then the GLWB will be available with single-life coverage based on the GLWB Covered Person on the Income Start Date. If the Owner subsequently remarries, the GLWB will also be available with joint-life coverage based on the GLWB Covered Person and the Joint GLWB Covered Person on the Income Start Date

On or after the Income Start Date with single-life coverage:

If divorce occurs on or after the Income Start Date, the GLWB will remain in force as long as the GLWB Covered Person remains an Owner of the Contract and all other GLWB requirements continue to be met.

On or after the Income Start Date with joint-life coverage:

If divorce occurs on or after the Income Start Date and the GLWB Covered Person and Joint GLWB Covered Person are no longer spouses, the GLWB will remain in force with single-life coverage for the life of the younger spouse as long as the GLWB Covered Person or Joint GLWB Covered Person remains an Owner of the Contract and all other GLWB requirements continue to be met. The Lifetime Withdrawal Percentage will not change and the GLWB will terminate upon the death of any Owner.

You may remove an Owner from the Contract upon divorce. If an Owner is removed, the remaining/new Owner becomes the GLWB Covered Person with single-life coverage for the life of the younger spouse. The Lifetime Withdrawal Percentage will not change and the GLWB will terminate upon the death of the Owner.

Division of the Contract:

In the event of a divorce, if there is a court order, property settlement agreement or other document requiring the division, transfer, or split of the Contract, such division, transfer, or split will be considered a withdrawal for all purposes under the Contract and as such may adversely affect the benefits available under the GLWB. If the withdrawal occurs prior to the Income Start Date, it will be considered an Early Withdrawal. If the withdrawal occurs on or after the Income Start Date and exceeds the AWA, the amount of the excess will be considered an Excess Withdrawal.

Death of Owner

The GLWB terminates on the Death Benefit Date unless:

An Owner dies before the Income Start Date and the surviving spouse, as sole Beneficiary under the Contract, elects to continue the GLWB along with the Contract instead of receiving the death benefit proceeds.

If an Owner who is the GLWB Covered Person or Joint GLWB Covered Person dies after the Income Start Date, and joint-life income was elected, then the spouse, as sole Beneficiary under the Contract, can continue the GLWB and the Contract and continue to receive the AWA for the rest of his or her life.

If the Owner is not a natural person, the death of an Annuitant is treated as the death of the Owner. In this case, if the Contract is eligible for spousal continuation under federal tax laws, then the GLWB may continue as follows:

1.	If an Annuitant dies before the Income Start Date, the surviving spouse may continue the GLWB along with the Contract; or

2.

If an Annuitant who is the GLWB Covered Person or Joint GLWB Covered Person dies after the Income Start Date, and joint-life income was elected, then the surviving spouse can continue the GLWB and the Contract and continue to receive the AWA for the rest of his or her life.

In order to ensure that the AWA continues after the death of an Owner, you must elect a joint-life coverage on the Income Start Date and the GLWB Covered Person and the Joint GLWB Covered Person must be spouses to preserve the availability of the GLWB after the death of an Owner. In addition, the spouses must be joint Owners, or the spouse of the Owner must be the sole Beneficiary.

The right to continue the GLWB upon spousal continuation of the Contract may be exercised only once. If the surviving spouse remarries and then dies, the Contract may be continued by the spouse if he or she is the sole Beneficiary, but the GLWB may not be continued.

Spousal Considerations - GLWB

Death of the GLWB Covered Person with Single-Life Coverage

If you elect single-life coverage on the Income Start Date, the GLWB terminates on the death of the GLWB Covered Person and the Beneficiary may elect to exercise any of the available options under the death benefit provisions of the Contract.

Note that single-life coverage may be inappropriate for Joint Owners that are spouses, because the GLWB will end if the GLWB Covered Person dies after the Income Start Date. Note also that Beneficiaries who are not spouses cannot continue the Contract or the GLWB under the Contract. (See “Spousal Considerations—GLWB.”)

Death of the GLWB Covered Person with Joint-Life Coverage

We do not permit the election of the joint-life coverage unless the GLWB Covered Persons are spouses recognized as such under federal tax laws on the Income Start Date.

If you elect joint-life coverage on the Income Start Date and a spouse dies, the GLWB will continue, provided that the surviving spouse, as the sole primary Beneficiary, continues the Contract. In such case:

•	No death benefit will be paid until the surviving spouse’s subsequent death;

•

The Withdrawal Benefit Base and the Bonus Base will remain unchanged (in the absence of subsequent Excess Withdrawals) until the next Contract Anniversary when a Step-Up could apply due to an increase in Contract Value (See “Step-Up Feature”);

•	If AWA withdrawals have not begun before the spouse dies, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the Income Start Date; and

•	If AWA withdrawals under the GLWB have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the spouse.

At the death of the surviving spouse, the GLWB will terminate.

If you selected joint-life coverage and your surviving spouse does not continue the Contract, he or she may elect any available option under the death benefit provisions of the Contract.

Annuitization Under the GLWB

Election of the Annuity Income Date Before the Income Sent Date

If you annuitize before you elect an Income Start Date under the GLWB, you are limited to the Annuity Payment Options from among those then available under the Contract. If you do not choose an Annuity Payment Option prior to your Annuity Income Date, the Contract Value, less any applicable premium taxes and similar taxes, will be applied to a Life Annuity with 10- Year Period Certain on the Annuity Income Date and all other Contract and rider benefits, including your right to receive payments under your GLWB, will cease.

Election of AWA Settlement Option

Any time after your Income Start Date and prior to your Maximum Annuity Income Date, if your Contract Value is greater than your current Withdrawal Benefit Base at the end of the Valuation Period immediately preceding the Annuity Income Date, you may elect the AWA Settlement Option in lieu of the other settlement options. If you elect the AWA Settlement Option (further described below) on the Annuity Income Date:

1.	your Withdrawal Benefit Base will increase to the Contract Value as of the end of the Valuation Period immediately preceding the Annuity Income Date (See “Step-Up Feature.”) ;

2.	your Contract Value will reduce to zero and all other Contract and rider benefits will cease; and

3.

you will receive payments equal to the AWA based on the new Withdrawal Benefit Base until the death of the Covered Person (or both the Covered Person and Joint Covered Person, if joint-life coverage is elected).

Maximum Annuity Income Date

If your Contract Value is greater than zero on your Maximum Annuity Income Date, you may elect:

(1)	to surrender your Contract and receive your Surrender Value; or

(2)	to apply your Contract Value, less any applicable premium taxes and similar taxes, to any one of the then currently available Annuity Payment Options; or

(3)

to receive the AWA until the death of the Covered Person (or Covered Person and Joint Covered Person, if joint-life coverage is elected). If the Contract Value is greater than the Withdrawal Benefit Base on the Maximum Annuity Income Date and this option is elected, the Withdrawal Benefit Base will increase to the Contract Value and the AWA will be calculated based on the new Withdrawal Benefit Base, (See “Step-Up Feature”).

If you do not make an election before the Maximum Annuity Income Date, the Contract Value, less any applicable premium taxes and similar taxes will be applied to a Life Annuity with 10-year Period Certain on the Maximum Annuity Income Date.

AWA Settlement Option

You may elect the AWA Settlement Option after the Income Start Date and prior to the Maximum Annuity Income Date.

The AWA Settlement Option provides systematic monthly payments equal to the most-recently calculated AWA divided by 12 for each Contract Year during the life of the Covered Person or, if joint-life coverage has been elected, for the lifetime of the last survivor of the Covered Person and the Joint Covered Person.

Other than on the Maximum Annuity Income Date, the AWA Settlement Option may only be elected on the Annuity Income Date if your Contract Value is greater than your current Withdrawal Benefit Base at the end of the Valuation Period immediately preceding the Annuity Income Date.

The AWA Settlement Option will be applied automatically if your Contract Value is reduced to zero prior to the Annuity Income Date for any reason other than an Early Withdrawal or an Excess Withdrawal. In that event, all Contract and rider benefits will terminate except for the right to receive future payments under the AWA Settlement Option.

If the Owner has been receiving AWA payments, and the Owner then elects the AWA Settlement Option or it is automatically applied by the Company, any remaining AWA payments for the current Contract Year will be distributed as a lump sum. The AWA Settlement Option will then go into effect on the next Contract Anniversary, and we will convert your right to withdraw the AWA into systematic monthly payments.

If the AWA Settlement Option has been elected( or applied) and the Contract Value is zero, we will not accept any additional purchase payments.

Termination of the GLWB

The GLWB will terminate immediately upon the occurrence of the earliest of:

•	The date we receive your request to terminate the GLWB;

•	The date of any transfer of Contract Value to a Guarantee Period or allocation of Purchase Payments to the Fixed Account, other than the DCA program;

•	For the Income Control GLWB, the date of any transfer of Contract Value or allocation of Purchase Payments other than to Designated Investment Options;

•	The date the Withdrawal Benefit Base is reduced to zero as a result of an Early Withdrawal or Excess Withdrawal;

•	An ownership change that has the effect of changing the GLWB Covered Person(s) except as described above in the “Effect of Divorce on the GLWB” and “Death of Owner” provisions;

•	The Annuity Income Date*; or

•	Termination of the Contract.

*	Note that the Maximum Annuity Income Date permitted under the Contract is the first day of the month following the Annuitant’s 100th birthday. (See “Your Annuity Income Date.”)

Tax Issues Under the GLWB

Certain state and federal tax provisions may be important to you in connection with the GLWB. It is not clear whether withdrawals after the Income Start Date while the Contract Value is greater than zero will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat such payments as withdrawals for tax purposes. We intend to treat payments under the GLWB after the Contract Value is zero as annuity payments for tax purposes.

A Qualified Contract other than a Roth IRA is subject to certain required minimum distribution (RMD) provisions imposed by the Code and IRS regulations. These RMD provisions require that an amount be distributed from your IRA each year. If you were born before July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 70 1⁄2. If you were born on or after July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 72. For non-IRAs, distributions must begin no later than April 1 of the calendar year following the year in which you attain the applicable age or the date of retirement instead of age 72 if it is later. For that year, and each succeeding year, a distribution must be made on or before December 31. Your failure to withdraw your yearly RMD Amount from your IRA could result in adverse tax treatment. We determine a yearly RMD Amount for your Contract only, and not for your other tax-qualified investments. We will notify you of the RMD Amount for your Contract in January of each year.

On and after the first Contract Anniversary and the Income Start Date, the GLWB permits you to withdraw your RMD Amount each year without reducing your Withdrawal Benefit Base. RMD Amounts withdrawn prior to the Income Start Date are considered Early Withdrawals that will reduce the Withdrawal Benefit Base and the Bonus Base proportionally as the RMD Amounts reduce the Contract Value dollar-for-dollar.

Currently, any withdrawal in excess of the AWA that is taken to satisfy the RMD Amount will not be treated as an Excess Withdrawal if the withdrawal is taken on and after the first Contract Anniversary and the Income Start Date and is less than the Protected RMD Amount at the time of the withdrawal. See “Protected RMD Amount.” However, if there is any material change to the current Code or IRS regulations governing the timing or determination of RMD Amounts, then we reserve the right to treat any withdrawal greater than the AWA as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base. (See “U.S. Federal Income Tax Provisions.”)

THE GMAB:

ARMOR TEN GMAB AND ARMOR SEVEN GMAB

The GMAB provides investment protection to you by minimizing investment losses in a down market. You may elect the GMAB on or before the Issue Date. Currently, the Company offers the Armor Ten GMAB (ten-year) and the Armor Seven GMAB (seven-year). We may offer additional Terms in the future.

The GMAB guarantees minimum accumulation benefit on the Term End Date equal to the sum of (1) Purchase Payments received during the first 90 days of the initial Term multiplied by the applicable GMAB Factor; and (2) additional Purchase Payments during the initial Term, multiplied by the applicable GMAB Subsequent Purchase Payment Adjustment Factor and GMAB Factor; as adjusted by partial withdrawals. For successive Terms, if elected, we guarantee the sum of (1) Contract Value on the Term Start Date multiplied by the applicable GMAB Factor; and (2) additional Purchase Payments during the Term, multiplied by the applicable GMAB Subsequent Purchase Payment Adjustment Factor and GMAB Factor; as adjusted by partial withdrawals.

The guaranteed minimum accumulation benefit is known as the GMAB Base. If, on the Term End Date, the Contract Value is less than the GMAB Base, the Company will add an additional amount, known as the GMAB Credit, to the Contract Value.

If you elect the GMAB, your Contract Value must be invested in one or more of the Designated Investment Options at all times while the rider is in effect. The only Subaccounts that currently qualify as Designated Investment Options are listed in the section entitled “DESIGNATED INVESTMENT OPTIONS.” Transfers of Contract Value to Subaccounts that are not Designated Investment Options and to a Guarantee Period are not permitted while the

GMAB is in effect. Allocation of Purchase Payments to the Fixed Account is only permitted under the DCA program. Unlike if you elect a GLWB, HAV Death Benefit, or ROP Death Benefit, you may not voluntarily terminate the GMAB unless you surrender the Contract.

If you elect a GMAB, we limit your investments to the Designated Investment Options. This reduces the risk that your Contract Value will suffer serious investment losses before you are eligible for your guaranteed benefit payment. We will increase your Contract Value to the GMAB Base on the Term End Date only if the Contract Value is less than the GMAB Base. We may not be required to use our own assets to make the guaranteed benefit payment under a GMAB.

How the GMAB Works

On the Issue Date, the GMAB Base is equal to the Purchase Payments received during the first 90 days of the initial Term multiplied by the GMAB Factor. The GMAB Factor varies based on the length of the Term elected. Currently the GMAB Factors are as follows:

•	105% for the Armor Ten GMAB

•	95% for the Armor Seven GMAB

On the Term Start Date of a successive Term, the GMAB Base is equal to the Contract Value multiplied by the GMAB Factor.

After the Term Start Date, the GMAB Base is:

•	increased by any Purchase Payment received by the Company in a Valuation Period, adjusted by the GMAB Subsequent Purchase Payment Adjustment Factor and the GMAB Factor, as described below; and

•	decreased proportionally by any partial withdrawal.

The GMAB Factor will not vary from the GMAB Factor disclosed in the Prospectus or as disclosed in any Rate Sheet.

Additional Purchase Payments

Purchase Payments received during the first 90 days of the initial Term, will be multiplied by the applicable GMAB Factor and added to the GMAB Base.

Purchase Payments received after the first 90 days of the initial Term or after the Term Start Date of a successive Term will be multiplied by an adjustment factor known as the GMAB Subsequent Purchase Payment Adjustment Factor and the applicable GMAB Factor. As a result, the GMAB Base will increase by an amount less than the value of the additional Purchase Payment. The increase in the GMAB Base is equal to:

A x B x C

Where:

•	A is the amount of the subsequent Purchase Payment;

•	B is the applicable GMAB Subsequent Purchase Payment Adjustment Factor;

•	C is the GMAB Factor.

The current adjustment factors for the Armor Ten GMAB are:

Completed Years of Term at time Purchase Payment is received	GMAB Subsequent Purchase Payment Adjustment Factor
0	90%
1	80%
2	70%
3	60%
4	50%
5	50%
6	50%
7	50%
8	50%
9	50%

The current adjustment factors for the Armor Seven GMAB are:

Completed Years of Term at time Purchase Payment is received	GMAB Purchase Payment Adjustment Factor
0	85%
1	70%
2	60%
3	50%
4	50%
5	50%
6	50%

The GMAB Subsequent Purchase Payment Adjustment Factors will not vary from the GMAB Subsequent Purchase Payment Adjustment Factors disclosed in the Prospectus or as disclosed in any Rate Sheet.

GMAB Credit

The GMAB Credit is equal to:

•	The GMAB Base on the Term End Date; minus

•	The Contract Value on the Term End Date.

On the Term End Date, if the GMAB Base is higher than the Contract Value, the Company will add the GMAB Credit to the Contract Value. The GMAB Credit will be allocated in the same manner described for additional Purchase Payments (See “Allocation of Purchase Payments.”) If the GMAB Base is less than or equal to the Contract Value on the Term End Date, there will be no GMAB Credit.

Any additional amount added to the Contract Value under the GMAB will be considered earnings.

Successive Terms

The GMAB is available only if all Owners are younger than age 81 on the Open Date. If the Owners are close to age 81 on the Open Date, it may not be appropriate for Owners to elect to continue the GMAB with an available successive Term. You should work with your financial professional to determine whether a successive Term is appropriate to elect based on your age and/or your spouse’s age.

Prior to the end of each Term, you may elect to continue the GMAB by selecting a successive Term made available by the Company. We will provide you with a notice showing the available Terms and their applicable Designated Investment Options, GMAB Factor, GMAB Subsequent Purchase Payment Adjustment Factors and the annual GMAB Fee Rate. To begin a successive Term, you must provide us with your election by the deadline established in the notice. If your Contract Value is allocated to Subaccounts that are not Designated Investment Options for the successive Term, you must provide a transfer request, effective on the Term Start Date of the successive Term, such that your entire Contract Value is allocated to the Designated Investment Options for that Term. You may provide your election by submitting a Written Request on our form or, in our discretion, by other means acceptable to us, which may include notice by telephone or by electronic submission through our website.

If you do not provide us with your election by the deadline established in the notice, the GMAB will terminate and you will not be able to elect a future successive Term.

The GMAB Fee

The GMAB Fee is deducted from the Contract Value on the last Valuation Period of each Contract Quarter. The GMAB Fee is calculated by dividing the annual GMAB Fee Rate by four and then multiplying by the GMAB Base. The annual GMAB Fee Rate for Armor Ten GMAB is 1.10% (0.275% quarterly) of your GMAB Base and for Armor Seven GMAB is 1.15% (0.2875% quarterly) of your GMAB Base. The GMAB Fee Rate will not exceed the maximum annual GMAB Fee Rate of 1.50% (0.375% quarterly). The GMAB Fee is deducted pro-rata from each Subaccount (Designated Investment Options) to which the Contract Value is allocated on the last day of each Contract Quarter. In the event of a partial withdrawal, we will deduct a proportional amount of the GMAB Fee from the amount withdrawn to reflect the time elapsed between the first day of the current Contract Quarter, the day of the withdrawal, and the proportional amount of the Contract Value withdrawn, including any Withdrawal Charges. If the GMAB terminates on any day except the last day of the Contract Quarter, we will deduct a proportional amount of the GMAB Fee to reflect the time elapsed between the first day of the current Contract Quarter and the day the GMAB terminates. After the GMAB is terminated, the GMAB Fee also terminates.

The Company reserves the right to increase the annual GMAB Fee Rate up to the maximum annual GMAB Fee Rate for successive Terms.

Your GMAB Fee will not change during a Contract Year, unless you take one of the following specific actions:

•	If you make additional Purchase Payments during the Contract Year, you will increase your GMAB Base and thus your GMAB Fee, because your GMAB Fee is calculated as a percentage of your GMAB Base.

•	If you make a partial withdrawal, you will decrease your GMAB Base and thus your GMAB Fee, because your GMAB Fee is calculated as a percentage of your GMAB Base.

We will continue to deduct the GMAB Fee until the earliest of your Annuity Income Date or the date your GMAB is terminated. (See “Termination of the GMAB.”) The GMAB may not be voluntarily terminated by the Owner, unless the Owner surrenders the Contract.

The annual GMAB Fee Rate will not vary from the annual GMAB Fee Rate for the selected Term disclosed in the Prospectus or as disclosed in any Rate Sheet.

Partial Withdrawals

If any withdrawals are made during the Term, each withdrawal will reduce the GMAB Base in the same proportion as the Contract Value is reduced by the withdrawal. The reduction in the GMAB Base may be more than the amount of the withdrawal.

A withdrawal will reduce your GMAB Base such that the GMAB Base after the withdrawal is equal to:

A x    (1 - (B/C))

Where:

•	A is the GMAB Base before the withdrawal;

•	B is the amount of the withdrawal including any Withdrawal Charges; and

•	C is the Contract Value before the withdrawal.

Withdrawals could severely reduce, and even terminate, your benefits under the GMAB, including reducing your Contract Value to zero and thereby terminating your Contract and all benefits thereunder.

In addition to reducing your benefits under the GMAB, any withdrawal before you reach age 591/2 could result in adverse state and federal tax consequences. You should consult a qualified tax professional for more information.

GMAB Example

Assume the following:

•	You are age 65 when your Contract is issued with a Purchase Payment of $100,000 and you elect the GMAB with the Seven-Year Term. The GMAB Factor is 95%.

•	Your GMAB Base is equal to your initial Purchase Payment of $100,000 multiplied by the GMAB Factor of 95% equals $95,000.

•	An additional Purchase Payment of $20,000 is received in the first 90 days of the initial Term.

•

The investment performance of your Designated Investment Options equals Contract expenses, i.e. your Contract Value remains constant for investment performance for all Contract Years except Contract Year 3 where negative investment performance reduces the Contract Value from $120,000 to $80,000.

•	An additional Purchase Payment of $10,000 is received in Contract Year 4.

•	A partial withdrawal of $40,000 is taken in Contract Year 6, which includes any Withdrawal Charges and the proportionate GMAB Fee.

Contract Value and GMAB Base are as of the beginning of the Contract Year, Premiums and Withdrawals are the year of transaction.

Contract Year	Contract Value	GMAB Base	Purchase Payments (Initial and Subsequent)	Withdrawals
1	$100,000	$95,000	$120,000	$0
2	$120,000	$114,000	$0	$0
3	$120,000	$114,000	$0	$0
4	$80,000	$114,000	$10,000	$0
5	$90,000	$118,750	$0	$0
6	$90,000	$118,750	$0	$40,000
7	$50,000	$65,972	$0	$0
8	$65,972	$62,673	$0	$0
9	$65,972	$62,673	$0	$0
10	$65,972	$62,673	$0	$0
11	$65,972	$62,673	$0	$0
12	$65,972	$62,673	$0	$0

At the end of the 7th Contract Year, the GMAB Credit is equal to $15,972 which is applied to the Contract Value. For the purpose of this example, assume a successive 7-Year-Term is selected with a corresponding GMAB Factor of 95%.

The GMAB Base for the successive term is 95% of the Contract Value at the beginning of the new term or $62,673. The GMAB Factor for a successive Term may be less than the GMAB Factor for the previous Term. If a successive Term is not selected, the GMAB terminates after the GMAB Credit is applied.

Assume the following:

•	You are age 65 when your Contract is issued with a Purchase Payment of $100,000 and you elect the GMAB with the Ten-Year Term. The GMAB Factor is 105%.

•	Your GMAB Base is equal to your initial Purchase Payment of $100,000 multiplied by the GMAB Factor of 105% equals $105,000.

•	An additional Purchase Payment of $20,000 is received in the first 90 days of the initial Term.

•

The investment performance of your Designated Investment Options equals Contract expenses, i.e. your Contract Value remains constant for investment performance for all Contract Years except Contract Year 3 where negative investment performance reduces the Contract Value from $120,000 to $80,000.

•	An additional Purchase Payment of $10,000 is received in Contract Year 4.

•	A partial withdrawal of $40,000 is taken in Contract Year 6, which includes any Withdrawal Charges and the proportionate GMAB Fee.

Contract Value and GMAB Base are as of the beginning of the Contract Year, Premiums and Withdrawals are the year of transaction.

Contract Year	Contract Value	GMAB Base	Purchase Payments (Initial and Subsequent)	Withdrawals
1	$100,000	$105,000	$120,000	$0
2	$120,000	$126,000	$0	$0
3	$120,000	$126,000	$0	$0
4	$80,000	$126,000	$10,000	$0
5	$90,000	$132,300	$0	$0
6	$90,000	$132,300	$0	$40,000
7	$50,000	$73,500	$0	$0
8	$50,000	$73,500	$0	$0
9	$50,000	$73,500	$0	$0
10	$50,000	$73,500	$0	$0
11	$73,500	$77,175	$0	$0
12	$73,500	$77,175	$0	$0

At the end of the 10th Contract Year, the GMAB Credit is equal to $23,500 which is applied to the Contract Value. For the purpose of this example, assume a successive 10-Year-Term is selected with a corresponding GMAB Factor of 105%. The GMAB Base for the successive term is 105% of the Contract Value at the beginning of the new term or $77,175. The GMAB Factor for a successive Term may be less than the GMAB Factor for the previous Term. If a successive Term is not selected, the GMAB terminates after the GMAB Credit is applied.

Death of Owner

If the sole designated Beneficiary is the surviving spouse of a deceased Owner, the spouse can elect to continue the Contract and the GMAB in the spouse’s own name as Owner.

Spousal Considerations

You may remove a Joint Owner from the Contract upon divorce. If an Owner is removed, the remaining/new Owner may continue the remaining GMAB Term, subject to the termination provisions of the GMAB. If there is a court order, property settlement agreement or other document requiring the division, transfer, or split of the Contract, such division, transfer, or split will be considered a withdrawal for all purposes under the Contract and as such may adversely affect the benefits available under the GMAB.

Termination of the GMAB

The GMAB will terminate immediately upon the occurrence of the earliest of:

•	The Term End Date, after the calculation and crediting of GMAB Credit, if any, unless the Owner elects to begin a successive Term;

•	The Annuity Income Date under the Contract; or

•	Termination of the Contract.

If the GMAB is terminated for any reason prior to a Term End Date, there will be no GMAB Credit.

The GMAB may not be voluntarily terminated by the Owner, unless the Owner surrenders the Contract.

DEATH BENEFIT

If you die during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies). If there is more than one Owner, we may pay a death benefit upon the death of the first Owner. If the Owner is not a natural person, the Annuitant is considered the Owner for the purpose of this death benefit provision.

If the death of the Owner occurs on or after the Annuity Income Date, no death benefit will be payable except as may be provided under the Annuity Payment Option elected, subject to requirements under federal tax laws.

If your surviving spouse is the sole designated Beneficiary and elects to continue the Contract in his or her own name as Owner, the death benefit will be payable only upon your surviving spouse’s subsequent death.

To be a Beneficiary, a natural person Beneficiary must be alive on the date of death of the Owner (or the Annuitant if the Owner is not a natural person). If there are multiple beneficiaries, the designated Beneficiary is determined according to the order below:

1.	the surviving Owner, if a natural person, then

2.	the primary Beneficiary(ies), then

3.	the contingent Beneficiary(ies), and then

4.	the Owner’s estate or the Owner if the Owner is not a natural person.

Multiple Beneficiaries in the same class (primary or contingent) share equally unless you direct otherwise. However, if a natural person Beneficiary is not alive and there are other Beneficiaries in the same class that are alive, the death benefit will be shared among the other Beneficiaries of the same class unless you instruct us otherwise.

Each Beneficiary’s share of the death benefit will remain allocated in accordance with the allocations the Owner made until the Valuation Period in which we receive Due Proof of Death from that Beneficiary, except that any Contract Value allocated to the Fixed Account will be re-allocated to a money market Subaccount on the Death Benefit Date. Each Beneficiary’s share of the death benefit is subject to, and will change in value based upon, the investment experience of the Subaccounts to which the Beneficiary’s share is allocated. Once we have received Due Proof of Death, then investments in the Variable Account may be reallocated in accordance with the Beneficiary’s instructions.

Amount of the Death Benefit

We calculate the amount of the death benefit on the Death Benefit Date, which is the first date we receive Due Proof of Death from at least one Beneficiary. On the Death Benefit Date, the basic death benefit is equal to the Contract Value.

Optional Death Benefits

You may enhance the basic death benefit by electing one of the two optional death benefits: the HAV Death Benefit or the ROP Death Benefit. You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit. (See “Charges for the Optional Death Benefits.”) On the Open Date, all Owners and Annuitants must be younger than age 75 to elect the HAV Death Benefit and younger than age 80 to elect the ROP Death Benefit. You may not elect an optional death benefit after the Issue Date. The optional death benefit will be adjusted for all partial withdrawals as described below.

HAV Death Benefit

Under the HAV Death Benefit, the death benefit on the Death Benefit Date will be the higher of:

(a)	the Contract Value, and

(b)	the HAV Value, which is the higher of:

(i)	The initial and any subsequent Purchase Payments allocated to the Subaccounts:

•	increased by the amount transferred from the Fixed Account to the Subaccounts;

•	adjusted proportionately for any partial withdrawal taken from the Subaccounts as described below;

•	adjusted proportionately for any amount transferred to the Fixed Account, as described below; and

(ii)	the highest HAV Base on any Contract Anniversary before the Covered Person reaches the Maximum HAV Age

•	increased by the any Purchase Payment allocated to the Subaccounts after that Contract Anniversary;

•	increased by the amount transferred from the Fixed Account to the Subaccounts after that Contract Anniversary;

•	adjusted proportionately for any partial withdrawal after that Contract Anniversary, as described below;

•	adjusted proportionately for any amount transferred to the Fixed Account after that Contract Anniversary.

Any increase in the HAV Value is subject to the Maximum HAV Value, which is the HAV Value, on any day other than the Contract Anniversary, as of the most recent Contract Anniversary, increased by any Purchase Payments made subsequent to such Contract Anniversary and decreased by any partial withdrawals made after such Contract Anniversary, including any Withdrawal Charges.

Any transfer from the Subaccounts to the Fixed Account and any partial withdrawal of Contract Value will reduce the HAV Value in the same proportion as the HAV Base is reduced by the transfer to the Fixed Account and the partial withdrawal of Contract Value. The reduction in HAV Value may be more than the amount transferred to the Fixed Account and the amount of the partial withdrawal of Contract Value.

The HAV Covered Person is the oldest Owner, or the oldest Annuitant if the Owner is not a natural person, on the Issue Date, unless the surviving spouse continues the Contract as the new HAV Covered Person.

If the HAV Value is higher than the Contract Value as of the Death Benefit Date, the Company will allocate an additional amount equal to the difference between the Contract Value and the HAV Value to the Subaccounts based on their respective values as of the Death Benefit Date except in the case of spousal continuation.

If any Purchase Payments are made after the highest Contract Value has been determined but before the Owner’s death, then the total Purchase Payments used to calculate the HAV Value will be increased by the amount of each Purchase Payment on the date it is received.

HAV Death Benefit Example (With No Withdrawals):

Assume:

•	You elected the HAV Death Benefit.

•	An initial Purchase Payment of $60,000 allocated to the Subaccounts.

•	The HAV Covered Person, the oldest Owner, is age 65 on the Open Date.

•	An additional Purchase Payment of $40,000, allocated to the Subaccounts, is made on the first Contract Anniversary.

•	No withdrawals are taken during Contract Years 1-8.

•	The Owner dies in Contract Year 9.

•	The Contract Value on the Death Benefit Date is $135,000.

•	The adjusted Purchase Payment value on the Death Benefit Date is $100,000.

•

The highest Contract Value is $145,000 as determined on the eighth Contract Anniversary. The additional Purchase Payment of $40,000 is made on any Contract Anniversary before the highest Contract Value is determined.

•	There is no additional Purchase Payment after the highest anniversary Contract Value is determined. So, there will be no adjustment to the total Purchase Payments for any subsequent Purchase Payment.

The Death Benefit Amount will be the greatest of:

Contract Value on the Death Benefit Date	=	$135,000

Total Purchase Payments, adjusted for partial withdrawals	=	$100,000

Highest Contract Value on any Contract Anniversary	=	$145,000

The HAV Death Benefit Payable to the Beneficiary (ies)	=	$145,000

HAV Fee

The HAV Fee is deducted from the Contract Value on the last Valuation Period of each Contract Quarter. The HAV Fee is calculated by dividing the annual HAV Fee Rate by four and then multiplying by the HAV Value. The annual HAV Fee Rate, currently .40% (0.10% quarterly) of your HAV Value. The HAV Fee is deducted pro-rata from each Subaccount to which the Contract Value is allocated on the last day of each Contract Quarter. If the HAV Death Benefit terminates on any day except the last day of the Contract Quarter, we will deduct a proportional amount of the HAV Fee to reflect the time elapsed between the first day of the current Contract Quarter and the day the HAV Fee terminates. After the HAV Death Benefit is terminated, the HAV Fee is also terminated.

In the event of a partial withdrawal from any Subaccount or a transfer from the Subaccounts to the Fixed Account, we will deduct a proportionate HAV Fee from the amount withdrawn or transferred to the Fixed Account. The proportionate HAV Fee is based on the time elapsed between the first day of the current Contract Quarter and the day of the withdrawal or transfer to the Fixed Account, and the proportion of the HAV Base withdrawn or transferred to the Fixed Account, including any Withdrawal Charges.

ROP Death Benefit

Under the ROP Death Benefit, the death benefit on the Death Benefit Date will be the higher of:

(a)	The Contract Value; and

(b)	The ROP Value, which is equal to:

•	the ROP Value last determined;

•	increased by any Purchase Payment allocated to the Subaccounts;

•	increased by the amount transferred from the Fixed Account to the Subaccounts;

•	adjusted proportionately for any partial withdrawal taken from the Subaccounts, as described below; and

•	adjusted proportionately for any amount transferred to a Guarantee Period on that day, as described below.

The ROP Value can never exceed the Maximum ROP Value, which is the sum of all Purchase Payments, less any partial withdrawals including any Withdrawal Charges.

Any transfer from the Subaccounts to the Fixed Account and any partial withdrawal of Contract Value will reduce the ROP Value in the same proportion as the ROP Base is reduced by the transfer to the Fixed Account and the partial withdrawal of Contract Value. The reduction in ROP Value may be more than the amount transferred to the Fixed Account and the amount of partial withdrawal of the Contract Value.

If the ROP Value is higher than the Contract Value as of the Death Benefit Date, the Company will allocate an additional amount equal to the difference between the Contract Value and the ROP Value to the Subaccounts based on their respective values as of the Death Benefit Date except in the case of spousal continuation.

ROP Death Benefit Example (With No Withdrawals):

Assume:

•	You elected the ROP Death Benefit.

•	An initial Purchase Payment of $60,000 allocated to the Subaccounts.

•	The ROP Covered Person, the oldest Owner, is age 65 on the Open Date.

•	An additional Purchase Payment of $40,000 allocated to the Subaccounts is made on the first Contract Anniversary.

•	No withdrawals are taken during Contract Years 1-8.

•	The Owner dies in Contract Year 9.

•	The Contract Value on the Death Benefit Date is $70,000.

•	The ROP Value is the adjusted Purchase Payments of $100,000.

The Death Benefit Amount will be the greatest of:

Contract Value	=	$ 70,000

Total Purchase Payments, adjusted for partial withdrawals	=	$100,000

The ROP Death Benefit Payable to the Beneficiary(ies)	=	$100,000

ROP Fee

The ROP Fee is deducted from the Contract Value on the last Valuation Period of each Contract Quarter. The ROP Fee is calculated by dividing the annual ROP Fee Rate by four and then multiplying by the ROP Value. The annual ROP Fee Rate, currently .20% (0.05% quarterly) of your ROP Value. The ROP Fee is deducted pro-rata from each Subaccount to which the Contract Value is allocated on the last day of each Contract Quarter. If the ROP Death Benefit terminates on any day except the last day of the Contract Quarter, we will deduct a proportional amount of the ROP Fee to reflect the time elapsed between the first day of the current Contract Quarter and the day the ROP Fee terminates. After the ROP Death Benefit is terminated, the ROP Fee is also terminated.

In the event of a partial withdrawal from any Subaccount or a transfer from the Subaccounts to the Fixed Account, we will deduct a proportionate ROP Fee from the amount withdrawn or transferred to the Fixed Account. The proportionate ROP Fee is based on the time elapsed between the first day of the current Contract Quarter and the day of the withdrawal or transfer to the Fixed Account, and the proportion of the ROP Base withdrawn or transferred to the Fixed Account, including any Withdrawal Charges.

Impact of Partial Withdrawals under the Optional Death Benefits

If any partial withdrawals are made, each partial withdrawal will reduce the value of your optional death benefit in the same proportion as the Contract Value is reduced by the partial withdrawal. The reduction in the value of your optional death benefit may be more than the amount of the partial withdrawal.

HAV Death Benefit

The portion of any partial withdrawal taken from the Subaccounts will reduce the HAV Value in the same proportion as the HAV Base is reduced by the partial withdrawal.

A partial withdrawal will reduce your HAV Value such that the HAV Value after the withdrawal is equal to:

A x    (1 - (B/C))

Where:

•	A is the HAV Value before the partial withdrawal;

•	B is the amount of the partial withdrawal taken from the Subaccounts including any Withdrawal Charges; and

•	C is the HAV Base before the partial withdrawal.

HAV Death Benefit Example (With Withdrawals):

Assume:

•	You elected the HAV Death Benefit.

•	An initial Purchase Payment of $60,000 allocated to the Subaccounts.

•	The Owner is the HAV Covered Person.

•	The HAV Covered Person is age 65 on the Open Date.

•	An additional Purchase Payment of $40,000 allocated to the Subaccounts is made on the first Contract Anniversary.

•	At the end of Contract Year 5, the Contract Value is $150,000, the HAV Value is $175,000 and the total Purchase Payments are $100,000.

•	On the first day of Contract Year 6, you take a $30,000 withdrawal, including Withdrawal Charges and the proportionate HAV Fee.

•	Immediately following the withdrawal, the Contract Value is $120,000, the adjusted Purchase Payment value is $80,000*, and the HAV Value is $140,000**.

•	There were no Step-Ups in Contract Years 7-9.

•	The Owner dies in Contract Year 9.

•	The Contract Value on the Death Benefit Date is $90,000 and the values of the adjusted Purchase Payments and HAV remain $80,000 and $140,000 respectively.

The Death Benefit Amount will be the greatest of:

Contract Value	=	$ 90,000

Total Purchase Payments, adjusted for partial withdrawals*	=	$ 80,000

Highest Contract Value on any Contract Anniversary**	=	$140,000

The Death Benefit Amount would therefore	=	$140,000

ROP Death Benefit

The portion of any partial withdrawal taken from the Subaccounts will reduce the ROP Value in the same proportion as the ROP Base is reduced by the partial withdrawal. The reduction in ROP Value may be more than the amount of the partial withdrawal taken from the Subaccounts.

A partial withdrawal will reduce your ROP Value such that the ROP Value after the withdrawal is equal to:

A x    (1 - (B/C))

Where:

•	A is the ROP Value before the partial withdrawal;

•	B is the amount of the partial withdrawal taken from the Subaccounts including any Withdrawal Charges; and

•	C is the ROP Base before the partial withdrawal.

The portion of any partial withdrawal taken from the Subaccounts will reduce the ROP Value in the same proportion as the ROP Base is reduced by the partial withdrawal.

ROP Death Benefit Example (With Withdrawals):

Assume:

•	You elected the ROP Death Benefit.

•	An initial Purchase Payment of $60,000 allocated to the Subaccounts.

•	The Owner is the ROP Covered Person.

•	The ROP Covered Person is age 65 on the Open Date.

•	Additional Purchase Payment of $40,000 allocated to the Subaccounts is made on the first Contract Anniversary.

•	The Contract Value grows to $150,000 during Contract Years 1-8.

•	You take a withdrawal of $30,000 in Contract Year 9, including the proportionate ROP fee.

•	The Owner dies in Contract Year 9.

•	The Contract Value on the Death Benefit Date is $90,000.

•	The ROP Value is the adjusted Purchase Payments of $80,000.

The Death Benefit Amount will be the greatest of:

Contract Value	=	$90,000

Total of Purchase Payments, adjusted for partial withdrawals***	=	$80,000

The ROP Death Benefit Amount Payable to the Beneficiary (ies)	=	$90,000

*

The total Purchase Payments adjusted for the partial withdrawals is calculated as follows: Purchase Payments before withdrawal x (1 – withdrawal amount ÷ Contract Value prior to withdrawal) = $100,000 x [(1 – ($30,000 ÷ $150,000)] = $80,000.

**

The HAV Value adjusted for the partial withdrawal is calculated as follows: HAV Value prior to withdrawal x (1 – withdrawal amount ÷ Contract Value prior to withdrawal) = $175,000 x [(1 – ($30,000 ÷ $150,000)] = $140,000.

***

Purchase Payments adjusted for partial withdrawals are calculated as follows: Purchase Payments x (1 – withdrawal amount ÷ Contract Value prior to withdrawal) = $100,000 x [(1 – ($30,000 ÷ $150,000)] = $80,000.

Spousal Considerations - Death Benefit

If your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract by becoming the new Owner rather than receive the death benefit. If an optional death benefit is in effect, your surviving spouse may elect to continue the optional death benefit as the HAV Covered Person or the ROP Covered Person. In this case, the value of the HAV Death Benefit or ROP Death Benefit will be set to equal its value on the Death Benefit Date. Thereafter, the value of the HAV Death Benefit or ROP Death Benefit may change, depending upon your surviving spouse’s age and whether additional purchase payments and withdrawals are made.

The right to spousal continuance may be exercised only once for the optional death benefits. If the surviving spouse remarries and then dies, the optional death benefit cannot be continued.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity, under a fixed Annuity Payment Option or under any other payment option we may make available, subject to requirements under federal tax laws. We describe the fixed Annuity Payment Options in this Prospectus under “THE INCOME PHASE - ANNUITIZATION PROVISIONS.”

During the Accumulation Phase, you may elect the method of payment for the death benefit (that is permitted under federal tax laws) by sending us at our Service Address a completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity, subject to requirements under federal tax laws. If the Beneficiary does not provide all documents and information required by us to begin annuity payments within the time period permitted under the Code or the predetermined payout options does not comply with the federal tax laws , the predetermined payout option will no longer apply. If the Beneficiary is your surviving spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us written notice in a form acceptable to us.

If we pay the death benefit in the form of a fixed Annuity Payment Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Payment Option.

Payment of Death Benefit

If the death benefit is to be paid to a Beneficiary in a lump sum, we will make such payment within seven days of the date the Company receives Due Proof of Death from that Beneficiary, except if we are permitted to defer payment in accordance with the 1940 Act. (See “Deferral of Payments and Transfers.”)

If payment is not made to the Beneficiary within seven days as described above, interest will be added as follows:

(a)

beginning on the eighth day, interest shall accrue at the rate or rates applicable to the Contract for funds left on deposit with the Company or, if the Company has not established a rate for funds left on deposit, at the

Two-Year Treasury Constant Maturity Rate as published by the Federal Reserve. In determining the effective annual rate or rates, the Company shall use the rate in effect on the date that the Company receives Due Proof of Death; and

(b)

additional interest at a rate of 10% annually shall begin accruing 31 days from the latest of (i), and (ii), where: (i) is the date that Due Proof of Death from the applicable Beneficiary was received by the Company, and (ii) is the date that legal impediments to payment of proceeds that depend on the action of parties other than the Company are resolved and sufficient evidence of the same is received by the Company. Legal impediments to payment include, but are not limited to (a) the establishment of guardianships and conservatorships; (b) the appointment and qualification of trustees, executors and administrators; and (c) the submission of information required to satisfy state and federal reporting requirements.

Certain states may require a different interest calculation. (See “APPENDIX A - STATE LAW VARIATIONS.”)

If settlement under an Annuity Payment Option is elected, the Annuity Income Date will be the first Valuation Period following the Death Benefit Date. We will maintain the Contract Value in the Accumulation Phase until the Annuity Income Date. However, if the amount to be applied under the Annuity Payment Option is less than $2,000, or if the modal annuity payment payable in accordance with such option is less than the $100, we will pay the death benefit to the Beneficiary in a single lump sum.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit under the Code (“NQ Distribution Rules”). The amount of the death benefit must be distributed either (1) as a lump sum within five years after your death, or (2) in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the “designated Beneficiary.”

If the designated Beneficiary is your surviving spouse, your spouse may continue the Contract as Owner. The NQ Distribution Rules will then apply on the death of your spouse if the surviving spouse does not remarry. To understand what happens when your spouse continues the Contract, see “Spousal Considerations - GLWB” and “Spousal Considerations - Death Benefit.”

During the Income Phase, if the Annuitant dies, the remaining value of the fixed Annuity Payment Option in place must be distributed at least as rapidly as the method of distribution under that Annuity Payment Option.

If the Owner is not a natural person, the NQ Distribution Rules apply upon the death or removal of any Annuitant.

Payments made in contravention of the NQ Distribution Rules would adversely affect the treatment of the Contracts as annuity contracts under the Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Qualified Contracts

If your Contract is a Qualified Contract, the following rules apply to the payment of the death benefit:

The death benefit may be (1) taken as an immediate lump sum, (2) deferred for any period up to December 31st of the tenth year after your death, or (3) taken in the form of an annuity over a period that does not extend beyond December 31st of the tenth year after your death.

If, on the date of your death, the Beneficiary is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under federal tax laws, restriction (3) above does not apply and the death benefit may also be taken in the form of an annuity over the Beneficiary’s lifetime or life expectancy.

If the sole Beneficiary is your surviving spouse, the Beneficiary may also elect to continue the Contract. This election is made by sending us written notice in a form acceptable to us. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If the Beneficiary is your child and under the age of majority on the date of your death, the Beneficiary may elect to defer receipt of the death benefit for any period up to December 31st of the tenth year after reaching the age of majority, or take the death benefit in the form of an annuity over a period that does not extend beyond December 31st of the tenth year after reaching the age of majority.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. Subject to the rights of an irrevocable Beneficiary, you may change or revoke the Beneficiary designation. A change of Beneficiary will not be binding on us until we receive written notification, in Good Order. When we receive such notification and it is in Good Order, the change will be effective as of the date on which the request for change was signed by the Owner, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the request.

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the Contract’s Annuity Income Date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate a Beneficiary, or a Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or the Beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if a Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete contact information, if and as they change.

THE INCOME PHASE - ANNUITIZATION PROVISIONS

During the Accumulation Phase, you may at any time elect an Annuity Income Date to begin receiving payments under any available fixed Annuity Payment Option, subject to the restrictions of the federal tax law and certain restrictions as described below. The Income Phase of your Contract begins on the Annuity Income Date. On that date, we apply your Contract Value, less any applicable proportionate rider fees and premium tax or similar tax, to the fixed Annuity Payment Option you have selected, and we make the first annuity payment. Only fixed Annuity Payment Options are available.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to fixed Annuity Payment Option 3, Payments for a Specified Period Certain, as described under “Fixed Annuity Payment Options,” and you cannot change the fixed Annuity Payment Option selected. You may request a full withdrawal before the Annuity Income Date, which will be subject to all charges applicable to withdrawals. (See “Withdrawal Charge.”)

On and after the Annuity Income Date, your Beneficiary (or Beneficiaries) will have the right to receive the remaining payments, if any, under the Annuity Payment Option elected, following the death of the Annuitant, subject to requirements under federal tax laws. The federal tax laws may also prohibit the election of Joint and Survivor Annuity Options as a death benefit under the Contract. Your designated Beneficiary (or Beneficiaries) will not have the right to receive any death benefit. If you have elected an optional living benefit or an optional death benefit, annuitizing your Contract terminates these benefit riders.

Selection of Annuitant(s)

You select the Annuitant(s) in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life annuity payments involving life contingencies are based. If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant. In the case of joint Annuitants, if either Annuitant dies prior to the Annuity Income Date, the surviving Annuitant will become the sole Annuitant. The Annuitant becomes the Payee on the Annuity Income Date.

When a fixed Annuity Payment Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.

Your Annuity Income Date

The following restrictions apply to the Annuity Income Date you may select:

•	The earliest possible Annuity Income Date is the first Contract Anniversary;

•

The Maximum Annuity Income Date is the first day of the month following the Contract Anniversary after the Annuitant’s 100th birthday and, if there is a joint Annuitant, the youngest Annuitant’s 100th birthday, unless otherwise restricted, in the case of a Qualified Contract, by the particular retirement plan or by applicable law;

•	We must receive your selection, in Good Order, at least 30 days before the requested Annuity Income Date; and

•	Any request to change the Annuity Income Date must be received at least 30 days before the current Annuity Income Date.

If you do not select otherwise, your Annuity Income Date will be the Maximum Annuity Income Date.

Your retirement plan or applicable law may also restrict your ability to defer receiving income from your Contract. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence as follows: If you were born before July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 70 1⁄2. If you were born on or after July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 72. For non-IRAs, distributions must begin no later than April 1 of the calendar year following the year in which you attain the applicable age or the date of retirement instead of age 72 if it is later. For that year, and each succeeding year, a distribution must be made on or before December 31.

Fixed Annuity Payment Options

You may select a fixed Annuity Payment Option, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Income Date. If we have not received your written selection on the 30th day before the Annuity Income Date, the Annuitant will receive fixed Annuity Payment Option 2, for a life annuity with 120 monthly payments certain (10 Years). There may be additional limitations on the Annuity Payment Option you may elect under your particular retirement plan or applicable law.

We offer the following fixed Annuity Payment Options for payments during the Income Phase. We may also agree to other settlement options, at our discretion.

If your Contract is a Qualified Contract, in general, payments cannot extend beyond December 31st of the tenth year after your death, even if you elect a joint life option. If, on the date of your death, the Beneficiary/joint Annuitant is your spouse, or is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under federal tax laws, this restriction does not apply and the Beneficiary/joint Annuitant may receive payments for the remainder of the period certain or joint Annuitant’s lifetime, regardless of its duration. If the Beneficiary/joint Annuitant is your child and under the age of majority on the date of your death, the Beneficiary/joint Annuitant may receive periodic payments over a period that does not extend beyond December 31st of the tenth year after the Beneficiary/Joint Annuitant attains the age of majority.

1.	Single-Life Annuity

We provide payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Income Date, only one annuity payment will be made.

2.	Life Annuity with Period Certain

We make payments during the longer of the Annuitant’s lifetime, or a selected period of no less than five (5) years and no more than thirty (30) years. In addition, we guarantee that the Beneficiary will receive payments for the remainder of the period certain, if the Annuitant dies during that period, unless the Beneficiary elects to receive the discounted value of the remaining payments in one sum. The selection of a longer period results in smaller payments. If no Beneficiary is designated, we pay the discounted value of any remaining payments in one lump sum to the Annuitant’s estate.

3.	Period Certain

We make payments for a specified period of time you select from ten (10) to thirty (30) years. The longer the period you select, the smaller the payments will be. The payment period may not exceed the Annuitant’s life expectancy. If the Annuitant dies before the end of the period selected, payments will continue to the Beneficiary until the end of the period unless the Beneficiary elects to receive the discounted value of the remaining payments in one sum.

4.	Joint and Survivor Annuity

We make payments while the Annuitant and the joint Annuitant are alive. After the death of one of the Annuitants, we will continue to make payments for the lifetime of the surviving Annuitant. Annuity payments stop when the surviving Annuitant dies.

If your Contract is a Qualified Contract, this Annuity Option is available only if the Annuitant and the joint Annuitant are spouses.

5.	Joint and Survivor Annuity with a Period Certain

We make payments for the longer of:

(a)	the Annuitant’s lifetime and joint Annuitant’s lifetime, or

(b)	the period selected (at least 5 years but not more than 30 years).

If both Annuitants die before the end of the period, payments will continue to the Beneficiary until the end of the period unless the Beneficiary elects to receive the discounted value of the remaining payments in one lump sum.

If your Contract is a Qualified Contract, this Annuity Option is available only if the Annuitant and joint Annuitant are spouses.

We make monthly, quarterly, semi-annual and annual modal payments subject to a minimum modal payment.

Remember that the Annuity Payment Option may not be changed.

Determination of Amount of Annuity Payments

Adjusted Contract Value

The adjusted Contract Value is the amount we apply to your fixed Annuity Payment Option to provide fixed annuity payments. We calculate adjusted Contract Value by taking your Contract Value on the Business Day just before the Annuity Income Date and deducting any applicable premium tax or similar tax.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the Contract Value and the applicable “annuity payment rates.” These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Income Date if they are more favorable. (See “Interest Rates and Mortality Table.”)

Minimum Payments

If your Contract Value is less than $2,000 at the end of the Valuation Period immediately before the Annuity Income Date, or the modal annuity payment would be less than $100, we will pay the Annuity Contract Value to the Annuitant in one payment, except as otherwise provided under the GLWB, if elected.

Interest Rates and Mortality Table

The mortality table used in determining the guaranteed minimum annuity payment rates for the fixed Annuity Payment Options is the Annuity 2000 Mortality Table projected for mortality improvements using Projection Scale G. The interest rate used is 1%.

An Adjusted Age is used to determine the applicable guaranteed minimum annuity payment rate. The Adjusted Age equals the actual age(s) of the Annuitant(s), in completed years and months, as of the Annuity Income Date, less an age setback. The age setback is one year for Annuity Income Dates occurring during the years 2020-2029; the age setback is two years for Annuity Income Dates occurring during the years 2030-2039; and so on.

Guaranteed minimum annuity payments are applied to Adjusted Ages for the fixed Annuity Payment Options. Rates for Adjusted Ages expressed in completed years and months will be based on straight line interpolation between the appropriate annuity payment rates. in the Contract.

GENERAL PROVISIONS

Deferral of Payments and Transfers

The Company may suspend or defer payment of any amount due from the Variable Account, including the death benefit or any transfer among Subaccounts, if:

•	the NYSE is closed (except weekends and holidays),

•	trading on the NYSE is restricted,

•

the SEC determines that an emergency exists and that it is not reasonably practicable to: (i) dispose of securities held in the Variable Account; or (ii) determine the value of the net assets of the Variable Account, or

•	the SEC permits a delay for the protection of Owners.

If, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the corresponding Subaccount until the Fund is liquidated. We may also defer payment of amounts payable from the Fixed Account for withdrawal requests and death benefits for up to six months if permitted by our domiciliary insurance department.

If mandated under applicable law, we may be required to reject a Purchase Payment and/or restrict an Owner’s account and thereby refuse to honor any request for transfers, withdrawals, surrenders or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your Contract to governmental regulators.

Exercise of Contract Rights

Contract rights and privileges can be exercised by the Owner and Joint Owner without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Income Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Income Date. The Beneficiary becomes the Payee on the death of the Owner prior to the Annuity Income Date, or on the death of the Annuitant after the Annuity Income Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

A Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose unless allowed under applicable law.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Income Date. A change of ownership will not be binding on us until we receive written notification, in Good Order. When we receive such notification and it is in Good Order, the change will be effective as of the date on which the request for change was signed by the Owner, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the request. If you change the Owner of a Non-Qualified Contract without full and adequate consideration, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Voting of Fund Shares

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us or the Funds. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. You are permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Subaccount. We calculate this value based on the number of Variable Accumulation Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit on that date. We count fractional votes.

We will vote any shares owned by us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Reports to Owners

We will send you, by regular U.S. mail, an immediate confirmation statement of all Purchase Payments, non-automated withdrawals, (including any Withdrawal Charge and federal taxes on withdrawals), death benefit payments, annuity payments and transfers (excluding DCA program transfers). In addition, we will send you, by regular U.S. mail, a quarterly confirmation statement showing your current Contract Value, death benefit value, and investment allocation. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, transfers (including DCA program transfers), partial withdrawals, systematic withdrawals, AWA payments, portfolio rebalancing, and any Annual Contract Fee assessed.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and certain reports on our website.

It is your obligation to review confirmation statements carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available through the Subaccounts under the Contract. We may add or delete Funds or other investment companies available through Subaccounts under the Contract. We may also substitute shares of another Fund or shares or units of another SEC-registered investment company for the shares held in any Subaccount. We will not make any substitution without SEC approval and any state insurance department approval, if required. We may close Subaccounts to allocation of Purchase Payments or Contract Value, or both, in our sole discretion.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Subaccounts, the Variable Account may be operated as a management company under the 1940 Act or it may be deregistered under the 1940 Act in the event registration is no longer required. We will not deregister the Variable Account without SEC approval. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

The Company reserves the right to split or combine the value of Variable Accumulation Units. In effecting any such change of unit values, strict equity will be preserved, and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the you, we may modify the Contract if such modification: (a) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (b) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; (c) is necessary to reflect a change in the operation of the Variable Account or the Subaccounts; (d) provides additional Variable Account options; or (e) may otherwise be in the best interests of Owners. In the event of any such modification, the Company may make appropriate endorsement to the Contract and supplement this Prospectus to reflect such modification. The Company cannot make any modification that reduces or eliminates the benefits or coverage, or impairs or invalidates any right granted to the Owner under the Contract except for amendments to conform to changes in any applicable provisions or requirements of the Code.

Misstatement of Age or Sex

If the age or sex of any Annuitant, Beneficiary or Owner has been misstated, the amount payable by us will be that which would be due if the true age or sex had been stated. If we make or have made any overpayments or underpayments due to the misstatement, the excess amount and interest at a rate not to exceed 6.00% per annum will be charged against, or added to, payments coming due after the adjustment.

Assignment

Any assignment of rights under the Contract must be received by us in writing. Unless otherwise specified, assignments will be effective as of the date on which the request is signed by the Owner, subject to any action taken by the Company prior to its receipt of the assignment request. In no event will the Company be responsible for the validity of the assignment. We have no liability under any assignment for our actions or omissions made in good faith. A Qualified Contract may not be sold, assigned, transferred, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose unless allowed under applicable law. The GLWB will terminate if an assignment results in an ownership change that has the effect of changing the GLWB Covered Person(s) except as described above in the Effect of Divorce on the GLWB and Death of the Owner provisions.

Incontestability

The Contract is incontestable.

Nonparticipating

The Contract is nonparticipating and will not share in any profits or surplus earnings of the Company and, therefore, no dividends are payable under the Contract.

Proof of Age and Survival

The Company shall have the right to require reasonable evidence of the age and survival of any Annuitant.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) deregister the Variable Account under the 1940 Act; (2) combine the Variable Account with one or more other separate accounts; (3) operate the Variable Account as a management investment company or in any other form permitted by law; (4) substitute shares of a Fund (or portfolios or classes thereof) for shares of another investment company (or portfolios or classes thereof) if shares of such Fund (or portfolios or classes thereof) are not available, or if, in the Company’s judgment, further investment in such Fund’s shares (or portfolios or classes thereof) is no longer appropriate in view of the purposes of the Variable Account; (5) add or delete Funds (or portfolios or classes thereof) and corresponding Subaccounts; (6) restrict or eliminate any rights of Owners or other persons who have the right to give voting instructions as to the Variable Account; (7) cease accepting Purchase Payments under the Contract; (8) close or liquidate a Subaccount if, in the Company’s sole discretion, marketing, tax, investment, or other conditions warrant such change; and (9) transfer assets in the Variable Account to another separate account. We will provide you with notice of these changes to your rights under the Contract as required by federal and state laws.

Right to Examine and Cancel

The Contract contains a Right to Examine provision. You may return and cancel your Contract within 10 days after receiving it (30 days if your Contract was purchased as part of a replacement or later, if required by your state). We will return your Contract Value as of the end of the Valuation Period when we receive your cancellation request in Good Order plus any amount deducted from your Purchase Payments. This amount may be more or less than the original Purchase Payment. If the Contract is issued in a state requiring the return of Purchase Payments, you will receive the greater of (1) your Contract Value as of the Valuation Period we receive your cancellation request, reduced by the applicable Annual Contract Fee and the Withdrawal Charge or (2) your total Purchase Payments made as of that date.

If you are establishing an Individual Retirement Annuity (“IRA”), the Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within seven days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow an Owner establishing an IRA a right to return as set forth in the preceding paragraph, notwithstanding the provisions of the Code.

TAX PROVISIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Provisions

This discussion is not intended to provide tax advice and assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. Before entering into the Contract or initiating any transaction, you should consult a competent tax advisor.

This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. No attempt has been made to consider any applicable state or other tax laws.

Investment Diversification and Investor Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying Non-Qualified Contracts. Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in the value of the Contract. We believe that each Fund available through Subaccounts under the Contract complies with these regulations. You bear the risk that the entire Non-Qualified Contract could be disqualified as an annuity under the Code due to the failure of a Fund to be adequately diversified.

In certain circumstances, owners of variable annuity contracts such as the Contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their variable annuity contracts due to their ability to exercise investment control over those assets. When this is the case, the owners have been currently taxed on income and recognized gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS provided guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying that contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Variable Account. You bear the risk that you may be treated as the owner of Variable Account assets and taxed accordingly.

Taxation of Annuities

Section 72 of the Code governs the taxation of annuities, including the Contracts. An owner who is a “natural person” will not generally be taxed on increases, if any, in the Contract Value until all or part of the Contract Value is distributed.

Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any Payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Contract Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity,” which the Code defines as a single premium contract with an Annuity Income Date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

Distributions and Withdrawals from Non-Qualified Contracts. The Contract Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Contract Value under a Non-Qualified Contract before the Annuity Income Date must be treated as a receipt of investment earnings to the extent the Contract Value immediately prior to the withdrawal exceeds the “investment in the contract.” You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Contract Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified Contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Contract Value under a Non-Qualified Contract before the Annuity Income Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of the Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS information about your withdrawal. Under the Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Contract Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Contract Value plus an additional amount representing the value of an optional benefit. If this were to occur, election of an optional benefit could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional benefit (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”

Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Income Date will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to the total Purchase Payments, no further exclusion is allowed, and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals, including Free Withdrawal Amounts and lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to: (i) distributions made after age 59 1/2; (ii) distributions pursuant to the death or disability (as defined in the Code) of the Owner; (iii) distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary; or (iv) distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a qualified tax professional with regard to exceptions from the penalty tax.

Taxation of Non-Qualified Death Benefit Proceeds. Generally, death benefits paid upon the death of an Owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the Contract. For this purpose, the amount of the investment in the Contract is not affected by the Owner’s or Annuitant’s death, i.e., the investment in the Contract must still be determined by reference to the Owner’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the Contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

For a Non-Qualified Contract to be treated as an annuity contract for federal income tax purposes, the terms of the

Contract must provide the following three distribution rules:

(1)	If the Owner dies before the date annuity payouts begin, the entire Contract Value must generally be distributed within five years after the date of death;

(2)

If payable to a designated Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of the Owner’s death; and

(3)	If the sole designated Beneficiary is the Owner’s spouse, the Contract may be continued in the name of the spouse as Owner.

If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner or the selection of certain maturity dates may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer or assignment should consult a qualified tax professional as to the tax consequences.

Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

In Revenue Procedure 2011-38, the IRS set forth the rules as to when a partial transfer between annuity contracts will be treated as a tax-free exchange under Section 1035 of the Code. Under Rev. Proc. 2011-38:

The period of time in which cash cannot be withdrawn from either contract after a partial transfer is 180 days beginning on the date of the transfer; and

Annuity payments that satisfy the partial annuitization rule of IRC Section 72(a)(2) will not be treated as a distribution from either the old or new contract.

Please discuss any tax consequences concerning any contemplated or completed transactions with a qualified tax professional.

Withholding. Annuity distributions are generally subject to withholding for the Annuitant or other Payee’s federal income tax liability. An Annuitant or other Payee can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment because there is no partial annuitization under the Contract.

Qualified Contracts

Currently, we offer Qualified Contracts only as Traditional IRAs or Roth IRAs under Section 408 and 408A of the Code.

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

Individual Retirement Accounts and Annuities. Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions, including Free Withdrawal Amounts, made before age 59 1/2, unless an exception applies. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.”

The IRS imposes special information requirements with respect to IRAs and we will provide the necessary information for Contracts issued as Individual Retirement Annuities. If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

The Coronavirus Aid, Relief and Economic Security (“CARES”) Act. The CARES Act waives the required minimum distribution rules for calendar year 2020 for (1) plans (including 401(k) plans) qualified under Code Section 401, (2) defined contribution plans described in Code Sections 403(a) and 403(b), (3) eligible governmental defined contribution plans described in Code Section 457(b) and (4) Individual Retirement Accounts and Individual Retirement Annuities described in Code Section 408. In addition, distributions which are required to be made in calendar year 2020 by reason of a required beginning date occurring in such calendar year and such distribution not having been made before January 1, 2020 are also waived.

Roth Individual Retirement Arrangements. Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion. Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you convert such a traditional Annuity or Account to a Roth IRA, the IRS rules for determining the amount of your taxable income at the time of conversion include an amount based on the RMD actuarial present value requirements discussed below. Thus, your election of a Contract’s optional benefit could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

The IRS imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to a Qualified Contract, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance into a Qualified Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

•	any required minimum distribution; or

•	any hardship distribution.

Taxation of Qualified Death Benefit Proceeds. Generally, death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient.

If the Owner dies, distribution of the individual’s entire interest must be completed by December 31 of the calendar year containing the tenth anniversary of the Owner’s death unless an election is made to receive distributions in accordance with the following three distribution rules:

(1)

If, on the date of the Owner’s death, the Beneficiary is not more than ten years younger than the Owner or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, the death benefit may also be taken in the form of an annuity over the Beneficiary’s lifetime or life expectancy;

(2)

If the Beneficiary is the Owner’s child and under the age of majority on the date of the Owner’s death, the Beneficiary may elect to defer receipt of the death benefit for any period up to December 31st of the tenth year after reaching the age of majority, or take the death benefit in the form of an annuity over a period that does not extend beyond December 31st of the tenth year after reaching the age of majority; and

(3)

If the sole Beneficiary is the Owner’s surviving spouse, the spouse may treat the Contract as his or her own Qualified Contract. This election will be deemed to have been made if such surviving spouse makes a regular Contribution to the Contract, makes a rollover to or from such Contract, or fails to elect any of the above provisions.

If the Owner dies on or after the date annuity payments start, and before the entire interest in the Contract has been distributed, the Beneficiary must take any remaining payments over a period that does not extend beyond December 31st of the tenth year after your death. If, on the date of your death, the Beneficiary is your spouse, or is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, this restriction does not apply. If the Beneficiary is your child and under the age of majority on the date of your death, the Beneficiary may take any remaining payments over a period that does not extend beyond December 31st of the tenth year after the Beneficiary attains the age of majority.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a Beneficiary who is not the surviving spouse may elect a direct rollover only to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Impact of Optional Living Benefit and Optional Death Benefits

For further discussion on the impact of the GLWB, see “Tax Issues Under the GLWB.”

Required Minimum Distributions. If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain lifetime required minimum distribution (RMD) requirements imposed by the Code and IRS regulations. If you were born before July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 70 1⁄2. If you were born on or after July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 72. For non-IRAs, distributions must begin no later than April 1 of the calendar year following the year in which you attain the applicable age or the date of retirement instead of age 72 if it is later. For that year, and each succeeding year, a distribution must be made on or before December 31. The RMD Amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulation. The IRS’s RMD regulations provide that the annual RMD Amount is to be calculated based on the Contract Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death and living benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD Amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD Amount. Because of the actuarial present value requirements, your initial election of a Contract’s optional benefit could cause your RMD Amount to be higher than it would be without such an election. Prior to electing to participate in any optional benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on your yearly RMD Amounts.

You may take an RMD Amount calculated for a particular Individual Retirement Annuity from that Annuity or from any other IRA you may have established.

If you are subject to the RMD requirements while you are enrolled in a GLWB, any RMD Amount that you take from the Contract prior to the first Contract Anniversary and the Income Start Date will reduce the amount of the benefit under the GLWB. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in a GMAB, the HAV Death Benefit or the ROP Death Benefit, any RMD Amount that you take from the Contract will reduce the value of your optional benefit rider and in the same proportion as the Contract Value is reduced by the partial withdrawal. The reduction in the value of your optional benefit may be more than the amount of the partial withdrawal. This reduction could significantly reduce the value of the optional benefit to you.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

Definition of Spouse Under Federal Law

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a qualified tax professional for more information on this subject.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult a qualified estate planning professional for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.

Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

Medicare Tax

Distributions from Non-Qualified Contracts will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a qualified tax professional for more information.

Tax Cuts and Jobs Act of 2017

On December 22, 2017, the Tax Cuts and Jobs Act was enacted that included a broad range of tax reforms affecting businesses and individuals, including certain provisions related to contract owner tax reporting (effective after January 1, 2018). Please consult a qualified tax professional for more information.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

ADMINISTRATION OF THE CONTRACT

Delaware Life Insurance Company administers the Contracts. Its administrative offices are located at 1601 Trapelo Road, Suite 30, Waltham, MA 02451. Administrative functions may also be located at the Service Address. Administrative functions include maintaining the books and records of the Variable Account and the Subaccounts; maintaining records of Owner(s)’ address, taxpayer identification number, Contract number; processing Applications, Purchase Payments, transfers, death benefits, living benefits, full surrenders and partial withdrawals; issuing Contracts; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; and furnishing telephonic transfer services.

Business Disruption and Cyber Security Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure and cyber-attacks. We have established administrative and technical controls and cyber security plans, including a business continuity plan, to identify and protect our operations against business interruption and/or cyber security breaches. Despite these controls, a cyber security breach could have a material, negative impact on the Company and the Variable Account, as well as on you and your Contract. Our operations also could be negatively affected by a cyber security breach impacting a third party, such as a governmental or regulatory authority, a service provider or another participant in the financial markets. Operational and information security risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website and other operational disruption, interruptions of service resulting from natural disasters, and unauthorized release of confidential customer information. Cyber security breaches may interfere with our processing of Contract transactions, including the processing of orders, impact our ability to calculate Variable Accumulation Unit values, cause the release or possible destruction of your confidential information or business information, impede order processing or cause other operational issues, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security breaches may also impact the Funds and the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we or the Funds will always be able to avoid cyber security risks.

In addition, we are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their job responsibilities. In the event our employees and/or the employees of our service providers are required to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Contract-related transactions, including orders from Contract owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate the Variable Accumulation Unit values, or have other possible negative impacts. There can be no assurance that we, our service providers, or the Funds will be able to avoid negative impacts associated with natural and man-made disasters and catastrophes.

The COVID-19 pandemic to date has led to the implementation of various responses, including government-imposed quarantines, travel restrictions and other public health-focused safety measures across the United States and in other countries. Some of these responses may increase the risk to the Company and the Variable Account of cyber security breaches or other forms of business disruption in ways that are currently unpredictable. Although we continually make efforts to identify and reduce our exposure to these risks, there is considerable uncertainty around both the severity and duration of the COVID-19 outbreak and, for that reason, the future financial and other impacts of the pandemic on the Company cannot reasonably be estimated at this time.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed financial professionals in those states where the Contract may be lawfully sold. Such financial professionals will be registered representatives of affiliated or unaffiliated broker-dealer firms (the “Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 that are members of the Financial Industry Regulatory Authority (“FINRA”) and that have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of FINRA.

The Company pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The financial professionals who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their financial professional. This compensation is not paid directly by the Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support services to the Funds.

The amount and timing of commissions paid to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Owner’s Contract Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount. The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the financial professionals of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ financial professionals for purposes of promoting sales of the Company’s products, assistance in training and education of the financial professionals, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the financial professional. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker- Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Contracts or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its financial professionals) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its financial professionals to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not affected by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by, Selling Broker-Dealers and their financial professionals. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or financial professional to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your financial professional for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2019, no commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Contracts.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC a registration statement under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statement and its exhibits.

The SEC maintains a website (www.sec.gov) that contains the SAI and other information filed electronically by Delaware Life concerning the Contract, the optional living and death benefit riders, and the Variable Account. You also can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (800) SEC-0330. The SEC’s public reference room will also provide copies by mail for a fee.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his/her agents at any time and a full examination of the Company’s operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the State of Delaware and the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company laws. Under such laws, inter-company transfers of assets and dividend payments by insurance companies may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company laws protect the Company’s ability to pay all guaranteed contract benefits, including any optional living benefits and death benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect the Company’s obligation to pay guaranteed contract benefits, including any optional living benefits and death benefits. If an assessment were so large as to affect the Company’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow the Company to pay guaranteed contract benefits.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, Delaware Life Insurance Company believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more specific information relating to the Variable Account and Delaware Life, such as:

Delaware Life Insurance Company and Delaware Life Variable Account F	2
Distribution of the Contract	2
Performance Information	3
Annuity Payments	4
Custodian	5
Experts	5
Financial Statements	5

APPENDIX A

STATE LAW VARIATIONS

Right to Examine and Cancel

California, Florida, and North Dakota only

You may return and cancel your Contract within 10 days after receiving it (30 days if replacement or any longer period as may be required by applicable law).

The following states permit a longer period than 10 days after receiving your Contract for you to examine and cancel your Contract.

California-30 days (once approved)

Florida-21 days

North Dakota-20 days

Terminal Illness Withdrawal Charge Waiver (“TIW”)

South Dakota only

Under the TIW endorsement, we reserve the right to require a second opinion concerning the character and the extent of the Terminal Illness for which a claim is made and to have you examined by a Licensed Physician of our choosing and at our expense. However, for Contracts issued in South Dakota, a second opinion is at our expense and the Licensed Physician must be mutually acceptable to you and the Company.

Guarantee Periods

Florida only

For Contracts issued in Florida, the Company will offer a one-year Guarantee Period only for the duration of your Contract.

GLWBs

Florida only

To determine the maximum Withdrawal Benefit Base of $5,000,000 for Contracts issued in Florida, the Company will not aggregate the Withdrawal Benefit Base with the withdrawal benefit bases of other variable annuity contracts owned by you that have been issued by us or our affiliates.

APPENDIX B

EXAMPLES OF WITHDRAWALS, SURRENDERS, AND WITHDRAWAL CHARGES

Example of Full Withdrawal (assumed to occur on the first day of each Contract Year):

	Contract Year	Purchase Payments	Hypothetical Contract Value Beginning of Year	Free Withdrawal Amount	Purchase Payment Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	40,000	40,000	4,000	36,000	8%	2,880
	2	-	42,000	4,200	37,800	7%	2,646
	3	-	45,000	4,500	40,000	6%	2,400
(b)	4	-	50,000	5,000	40,000	6%	2,400
	5	-	55,000	5,500	40,000	5%	2,000
	6	-	60,000	6,000	40,000	4%	1,600
	7	-	70,000	7,000	40,000	3%	1,200
(c)	8	-	75,000	7,500	0%	0%	-

(a)

The Free Withdrawal Amount in any Contract Year is equal to 10% of the Contract Value on the last Contract Anniversary prior to the withdrawal. In Contract Year 1, the Free Withdrawal Amount is 10% of the Purchase Payment because this example assumes no Required Minimum Distribution is applicable.

(b)	In Contract Year 4, the Free Withdrawal Amount is $5,000 which equals 10% of $50,000. On a full withdrawal, the amount subject to a Withdrawal Charge is $40,000.

(c)

In Contract Year 8, the Free Withdrawal Amount is $7,500 which is 10% of $75,000. On a full withdrawal, the amount subject to a Withdrawal Charge is $0 since the Purchase Payment amount subject to the Withdrawal Charge equals $0.

(d)	All surrenders are subject to a proportionate optional benefit fee if a GLWB, GMAB, HAV Death Benefit or ROP Death Benefit is elected.

Example of Partial Withdrawal:

Contract Year	Purchase Payments	Hypothetical Contract Value Beginning of Year	Hypothetical Contract Value before Withdrawal	Amount of Withdrawal	Remaining Free Withdrawal Amount After Withdrawal	Amount of Withdrawal Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount	Hypothetical Contract Value after Withdrawal
1	40,000	40,000	41,000	-	4,000	-	8%	-	41,000
2	-	42,000	42,000	-	4,200	-	7%	-	42,000
3	-	45,000	50,000	-	4,500	-	6%	-	50,000
(a) 4	-	50,000	50,000	4,000	1,000	-	6%	-	46,000
(b) 4	-	50,000	46,000	5,000	-	4,000	6%	240	41,000
(c) 4	-	50,000	41,000	6,000	-	6,000	6%	360	35,000
(d) 4	-	50,000	35,000	35,000	-	30,000	6%	1,800	-

(a)	In Contract Year 4, the Free Withdrawal amount is $5,000 which equals 10% of $50,000. The partial withdrawal amount of $4,000 is less than the Free Withdrawal Amount, so there is no Withdrawal Charge.

(b)

Since a partial withdrawal of $4,000 was taken, the remaining Free Withdrawal Amount in Contract Year 4 is $5,000 - $4,000 = $1,000. Therefore $1,000 of the $5,000 withdrawal is not subject to a Withdrawal Charge, and $4,000 is subject to a Withdrawal Charge. Of the $9,000 withdrawn to date, $5,000 was attributable to the Free Withdrawal Amount and $4,000 was subject to a Withdrawal Charge.

(c)

Since partial withdrawals of $9,000 were taken, the remaining Free Withdrawal Amount in Contract Year 4 is $0; therefore all $6,000 is subject to a Withdrawal Charge. Of the $15,000 withdrawn to date, $5,000 has been from the Free Withdrawal Amount and $10,000 was subject to a Withdrawal Charge.

(d)

The remaining $35,000 is withdrawn. The Withdrawal Charge is 6% of $30,000 = $1,800. The amount subject to a Withdrawal Charge is $30,000 which represents total Purchase Payments not already withdrawn. The total Contract Year 4 Withdrawal Charge is $2,400 which is the same amount that was assessed for a full withdrawal in Contract Year 4 in the Full Withdrawal example.

(e)	All partial withdrawals are subject to a proportionate optional benefit fee if a GLWB, GMAB, HAV Death Benefit or ROP Death Benefit is elected.

APPENDIX C -

EXAMPLES OF CALCULATION OF FREE WITHDRAWAL AMOUNT

Contract Year	Purchase Payments	Hypothetical Contract Value Beginning of Year	Hypothetical Contract Value before Withdrawal	Free Withdrawal Amount	Amount of Withdrawals	Remaining Free Withdrawal Amount After Withdrawal	Hypothetical Contract Value after Withdrawal
1	100,000	100,000	110,000	10,000	-	-	110,000
2	-	110,000	110,000	11,000	-	11,000	110,000
3	-	110,000	150,000	11,000	-	11,000	150,000
(a) 4	-	150,000	165,000	15,000	15,000	-	150,000
(b) 4	40,000	150,000	190,000	-	-	-	190,000
5	-	190,000	190,000	19,000	-	19,000	190,000
6	-	190,000	190,000	19,000	-	19,000	190,000
7	-	190,000	190,000	19,000	-	19,000	190,000
(c) 8	-	190,000	190,000	19,000	-	19,000	190,000
(d) 8	20,000	190,000	210,000	19,000	-	19,000	210,000
(d) 8	-	190,000	210,000	19,000	18,000	1,000	192,000

(a)

In Contract Year 4, a request for the entire Free Withdrawal Amount is received. The Free Withdrawal Amount of $15,000, equals 10% of $150,000, which was the Contract Value on the last Contract Anniversary prior to the withdrawal.

(b)

Later in Contract Year 4, an additional Purchase Payment of $40,000 is made. However, because the Free Withdrawal Amount is based on the Contract Value as of the last Contract Anniversary and the full Free Withdrawal Amount has already been withdrawn, there is no additional Free Withdrawal Amount available from the additional Purchase Payment.

(c)

In Contract Year 8, a request for a partial withdrawal is received. The Free Withdrawal Amount of $19,000, equals 10% of $190,000, which was the Contract Value on the last Contract Anniversary prior to withdrawal.

(d)

Later in Contract Year 8, an additional Purchase Payment of $20,000 is received. However, because the Free Withdrawal Amount is based on the Contract Value on the last Contract Anniversary, there is no additional Free Withdrawal Amount available from the subsequent Purchase Payment.

(e)	Free Withdrawal Amounts are subject to a proportionate optional benefit fee if a GLWB, GMAB, HAV Death Benefit or ROP Death Benefit is elected.

APPENDIX D -

CONDENSED FINANCIAL INFORMATION

The following information for DELAWARE LIFE ACCELERATOR PRIME VARIABLE ANNUITY SM shows the Variable Accumulation Unit Values for all Subaccounts available in the product. Unit Values shown for years prior to 2020 are for certain Subaccounts which are available in other products offered by the Variable Account with the same total annual asset charge. There were no Variable Accumulation Units in Delaware Life Accelerator Prime Variable AnnuitySM prior to 2020.

The $10 beginning value for each Variable Accumulation Unit is as of the date the unit value was first calculated, which was generally later than the first day of the year shown.

The information should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information.

Fund	Year	Price Level	Accumulation Unit Value Beginning of Year (USD)	Accumulation Unit Value End of Year (USD)	Number of Accumulation Units End of Year
AB Balanced Wealth Strategy Portfolio - Class B	2019	01	9.1444	10.6795	0
	2018	01	10.0000	9.1444	0

AB Large Cap Growth Portfolio - Class B	2019	01	8.7710	11.6441	0
	2018	01	10.0000	8.7710	0

American Funds Insurance Series® Asset Allocation - Class 4	2019	01	9.1262	10.9039	0
	2018	01	10.0000	9.1262	0

American Funds Insurance Series® Global Balanced - Class 4	2019	01	9.2445	10.9795	0
	2018	01	10.0000	9.2445	0

American Funds Insurance Series® Global Growth - Class 4	2019	01	8.5322	11.3702	0
	2018	01	10.0000	8.5322	0

American Funds Insurance Series® Growth Fund - Class 4	2019	01	8.5634	11.0364	0
	2018	01	10.0000	8.5634	0

American Funds Insurance Series® Growth-Income Fund - Class 4	2019	01	8.7425	10.8711	0
	2018	01	10.0000	8.7425	0

American Funds Insurance Series International Fund - Class 4	2019	01	8.8387	10.7125	0
	2018	01	10.0000	8.8387	0

American Funds Insurance Series® New World Fund - Class 4	2019	01	9.0331	11.4968	0
	2018	01	10.0000	9.0331	0

BlackRock Global Allocation V.I. Fund - Class III	2019	01	9.2229	10.7305	0
	2018	01	10.0000	9.2229	0

ClearBridge Variable Mid Cap Portfolio - Class II	2019	01	8.3089	10.8900	0
	2018	01	10.0000	8.3089	0

Fund	Year	Price Level	Accumulation Unit Value Beginning of Year (USD)	Accumulation Unit Value End of Year (USD)	Number of Accumulation Units End of Year
Columbia Variable Portfolio - Asset Allocation Fund - Class 2	2019	01	9.0180	10.7693	0
	2018	01	10.0000	9.0180	0

Columbia Variable Portfolio - Select Large Cap Value Fund - Class 2	2019	01	8.4712	10.8518	0
	2018	01	10.0000	8.4712	0

Goldman Sachs U.S. Equity Insights Fund - Service Shares	2019	01	8.4035	10.3727	0
	2018	01	10.0000	8.4035	0

Invesco V.I. Core Plus Bond Fund - Series II	2019	01	9.8862	10.8421	0
	2018	01	10.0000	9.8862	0

Invesco V.I. Equity and Income Fund - Series II	2019	01	8.8344	10.4752	0
	2018	01	10.0000	8.8344	0

JPMorgan Insurance Trust Income Builder Portfolio - Class 2	2019	01	9.4889	10.7130	0
	2018	01	10.0000	9.4889	0

Lazard Retirement Global Dynamic Multi-Asset Portfolio - Service Shares	2019	01	9.0408	10.5215	0
	2018	01	10.0000	9.0408	0

Lord Abbett Series Fund, Bond Debenture Portfolio - Class VC	2019	01	9.4723	10.6088	0
	2018	01	10.0000	9.4723	0

MFS® Growth Series - Service Class	2019	01	45.7505	62.2790	0
	2018	01	45.2183	45.7505	0
	2017	01	34.9127	45.2183	0
	2016	01	34.5834	34.9127	0
	2015	01	32.6216	34.5834	0
	2014	01	30.3796	32.6216	0
	2013	01	22.5272	30.3796	0
	2012	01	10.0000	22.5272	0

MFS® Mid Cap Growth Series - Service Class	2019	01	32.1039	43.0869	0
	2018	01	32.1885	32.1039	0
	2017	01	25.7173	32.1885	0
	2016	01	24.8812	25.7173	0
	2015	01	24.1146	24.8812	0
	2014	01	22.4833	24.1146	0
	2013	01	16.5842	22.4833	0

MFS® New Discovery Series - Service Class	2019	01	12.7150	17.7479	0
	2018	01	13.0949	12.7150	0
	2017	01	10.4909	13.0949	0
	2016	01	9.7596	10.4909	0
	2015	01	10.0948	9.7596	0
	2014	01	10.0000	10.0948	0

MFS® Total Return Bond Series - Service Class	2019	01	10.0255	10.8882	0
	2018	01	10.0000	10.0255	0

Fund	Year	Price Level	Accumulation Unit Value Beginning of Year (USD)	Accumulation Unit Value End of Year (USD)	Number of Accumulation Units End of Year
MFS® Total Return Series - Service Class	2019	01	12.4564	14.7829	0
	2018	01	13.3947	12.4564	0
	2017	01	12.1016	13.3947	0
	2016	01	11.2563	12.1016	0
	2015	01	11.4594	11.2563	0
	2014	01	10.0000	11.4594	0

MFS® Utilities Series - Service Class	2019	01	10.5552	13.0152	0
	2018	01	10.5980	10.5552	0
	2017	01	9.3684	10.5980	0
	2016	01	8.5245	9.3684	0
	2015	01	10.1218	8.5245	0
	2014	01	10.0000	10.1218	0

MFS® Value Series - Service Class	2019	01	12.0984	15.4804	0
	2018	01	13.6608	12.0984	0
	2017	01	11.7821	13.6608	0
	2016	01	10.4813	11.7821	0
	2015	01	10.7086	10.4813	0
	2014	01	10.0000	10.7086	0

MFS® Core Equity Portfolio - Service Class	2019	01	35.1625	46.1610	0
	2018	01	37.1005	35.1625	0
	2017	01	30.1587	37.1005	0
	2016	01	27.4833	30.1587	0
	2015	01	27.9302	27.4833	0
	2014	01	25.4526	27.9302	0
	2013	01	19.1846	25.4526	0
	2012	01	16.7056	19.1846	0
	2011	01	17.1228	16.7056	0
	2010	01	14.8193	17.1228	0
	2009	01	11.3257	14.8193	0

MFS® Global Growth Portfolio - Service Class	2019	01	33.1906	44.4867	0
	2018	01	35.3866	33.1906	0
	2017	01	27.1792	35.3866	0
	2016	01	25.9890	27.1792	0
	2015	01	26.7935	25.9890	0
	2014	01	26.0623	26.7935	0
	2013	01	21.8117	26.0623	0
	2012	01	18.4763	21.8117	0
	2011	01	20.0359	18.4763	0
	2010	01	18.1819	20.0359	0
	2009	01	13.1983	18.1819	0

MFS® Technology Portfolio - Service Class	2019	01	62.0422	83.2903	0
	2018	01	61.8580	62.0422	0
	2017	01	45.1536	61.8580	0
	2016	01	42.1660	45.1536	0
	2015	01	38.6118	42.1660	0
	2014	01	35.3976	38.6118	0
	2013	01	26.5938	35.3976	0

Fund	Year	Price Level	Accumulation Unit Value Beginning of Year (USD)	Accumulation Unit Value End of Year (USD)	Number of Accumulation Units End of Year
	2012	01	23.5580	26.5938	0
	2011	01	23.5955	23.5580	0
	2010	01	19.8656	23.5955	0
	2009	01	11.3963	19.8656	0
MFS® U.S. Government Money Market Portfolio - Service Class	2019	01	9.6068	9.6470	0
	2018	01	9.6030	9.6068	0
	2017	01	9.6915	9.6030	0
	2016	01	9.8085	9.6915	0
	2015	01	9.9276	9.8085	0
	2014	01	10.0482	9.9276	0
	2013	01	10.1703	10.0482	0
	2012	01	10.2945	10.1703	0
	2011	01	10.4192	10.2945	0
	2010	01	10.5458	10.4192	0
	2009	01	10.6739	10.5458	0
MFS® Blended Research Small Cap Equity Portfolio - Service Class	2019	01	8.118	10.1272	0
	2018	01	10.0000	8.1118	0
MFS® Conservative Allocation Portfolio - Service Class	2019	01	9.4692	10.8975	0
	2018	01	10.0000	9.4692	0

MFS® Global Real Estate Portfolio - Service Class	2019	01	9.4342	11.8078	0
	2018	01	10.0000	9.4342	0

MFS® Growth Allocation Portfolio - Service Class	2019	01	8.8919	11.1281	0
	2018	01	10.0000	8.8919	0

MFS® Moderate Allocation Portfolio - Service Class	2019	01	9.1632	11.0363	0
	2018	01	10.0000	9.1632	0

Morgan Stanley Variable Insurance Fund Global Franchise Portfolio - Class II	2019	01	9.0465	11.5776	0
	2018	01	10.0000	9.0465	0

Morgan Stanley Variable Insurance Fund Global Infrastructure - Class II	2019	01	9.3339	11.7921	0
	2018	01	10.0000	9.3339	0

Morgan Stanley Variable Insurance Fund Global Strategist Portfolio - Class II	2019	01	9.3038	10.8234	0
	2018	01	10.0000	9.3038	0

Morgan Stanley Variable Insurance Fund Growth Portfolio - Class II	2019	01	8.3358	10.8277	0
	2018	01	10.0000	8.3358	0

Fund	Year	Price Level	Accumulation Unit Value Beginning of Year (USD)	Accumulation Unit Value End of Year (USD)	Number of Accumulation Units End of Year
PIMCO CommodityRealReturn® Strategy Portfolio - Advisor Class	2019	01	8.7786	9.6581	0
	2018	01	10.0000	8.7786	0

PIMCO International Bond Portfolio (U.S. Dollar-Hedged) - Advisor Class	2019	01	10.0193	10.5833	0
	2018	01	10.0000	10.0193	0

PIMCO Total Return Portfolio - Advisor Class	2019	01	10.0767	10.7788	0
	2018	01	10.0000	10.0767	0

Putnam VT Equity Income Fund - Class IB	2019	01	8.5522	10.0190	0
	2018	01	10.0000	8.5522	0

Putnam VT George Putnam Balanced Fund - Class IB	2019	01	9.1382	11.1963	0
	2018	01	10.0000	9.1382	0

Putnam VT Global Asset Allocation Fund - Class IB	2019	01	8.9279	10.3321	0
	2018	01	10.0000	8.9279	0

Putnam VT Global Health Care Fund - Class IB	2019	01	8.9263	11.4910	0
	2018	01	10.0000	8.9263	0

Putnam VT Income Fund - Class IB	2019	01	10.0065	11.0626	0
	2018	01	10.0000	10.0065	0

Putnam VT Research Fund - Class IB	2019	01	8.6168	11.3433	0
	2018	01	10.0000	8.6168	0

Western Asset Core Plus VIT Portfolio - Class II	2019	01	10.0118	11.0613	0
	2018	01	10.0000	10.0118	0

To:	Delaware Life Insurance Company
P.O. Box 80428
Indianapolis, IN 46280

Please send me a Statement of Additional Information for
Delaware Life Accelerator Prime Variable AnnuitySM
Delaware Life Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

DELAWARE LIFE ACCELERATOR PRIME VARIABLE ANNUITYSM

Flexible Payment Deferred Variable Annuity Contracts

DELAWARE LIFE VARIABLE ACCOUNT F (the “Variable Account”)

a separate account of

DELAWARE LIFE INSURANCE COMPANY

P.O. Box 80428, Indianapolis, IN 46280

STATEMENT OF ADDITIONAL INFORMATION

DECEMBER 17, 2020

The Statement of Additional Information (“SAI”) is not a prospectus. Terms used in this SAI have the same meanings as are defined in the Delaware Life Accelerator Prime Variable AnnuitySM Prospectus (the “Prospectus”). Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. Therefore, this SAI should be read in conjunction with the Prospectus, dated December 17, 2020, which may be obtained without charge by calling (800) 374-3714 or writing to Delaware Life Insurance Company, P.O. Box 80428, Indianapolis, IN 46280.

1

DELAWARE LIFE INSURANCE COMPANY AND

DELAWARE LIFE VARIABLE ACCOUNT F

Group One Thousand One, LLC, is Delaware Life’s immediate corporate parent. Group One Thousand One, LLC, is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls Delaware Life through the following intervening companies: Group One Thousand One, LLC, Delaware Life Holdings Parent LLC, Delaware Life Holdings Parent II, LLC, and DLICM, LLC. The nature of the business of Mr. Walter and these intervening companies is investing in companies engaged in the business of life, health, and property and casualty insurance.

The assets of the Variable Account are the exclusive property of Delaware Life. Registration of the Variable Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Variable Account or of Delaware Life by the Securities and Exchange Commission. Delaware Life may accumulate in the Variable Account proceeds from charges under the Delaware Life Accelerator Prime Variable AnnuitySM (the “Contracts”) and other amounts in excess of the Variable Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by Delaware Life. Delaware Life may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Subaccount may not be insulated from liability associated with another Subaccount.

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (“Clarendon”). Clarendon is registered with the Securities and Exchange Commission (“SEC”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Contract is sold by registered representatives of broker-dealers who have entered into selling agreements with Delaware Life and Clarendon. Clarendon also acts as the general distributor of certain other annuity and variable life insurance contracts issued by Delaware Life and its subsidiary, Delaware Life Insurance Company of New York. Clarendon’s principal business address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

Underwriting and distribution costs are borne directly by Delaware Life. Clarendon is not directly compensated for distribution of the Contracts. Delaware Life reimburses Clarendon for the cost of distribution services for the Contract. The reimbursement includes direct and directly allocable expenses for the distribution services and expenses for direct overhead.

The allocable expenses and overhead charges shall include, without limitation: all necessary examination and registration fees and other expenses of any type incurred by Clarendon with respect to the registration with FINRA of individuals employed by or otherwise associated with Delaware Life; all necessary training and continuing education expenses incurred by Clarendon with respect to FINRA-registered individuals who are employed by or otherwise associated with Delaware Life; all filing fees incurred by Clarendon with respect to the filing with FINRA of sales and advertising material for the Contracts; salaries and payroll taxes for personnel performing distribution services; license and registration fees; equipment and supplies; computer charges; consulting, accounting and legal fees; travel expenses; rent and other reasonable and customary business overhead charges; and all other charges, costs, and expenses reasonably incurred in connection with providing the distribution services. In addition to commissions, Delaware Life may, from time to time, pay or allow additional promotional incentives, in the form of cash or other non-cash compensation. Delaware Life reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum numbers of Contracts or other contracts offered by Delaware Life. Promotional incentives may change at any time.

Total commissions paid on behalf of Clarendon by Delaware Life in connection with other contracts issued through the Variable Account during 2017, 2018 and 2019 were approximately $72,466,231, $65,608,771, and $60,507,109, respectively.

2

Performance Information

From time to time our advertising and other promotional material may quote the performance (yield and total return) of a Subaccount. In addition, our reports or other communications to current or prospective contract owners may also quote the yield on total return of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. QUOTED RESULTS ARE NEITHER AN ESTIMATE NOR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE, AND DO NOT REPRESENT THE ACTUAL EXPERIENCE OF AMOUNTS INVESTED BY ANY PARTICULAR CONTRACT OWNER.

Total Returns

A Subaccount may advertise its “average annual total return” over various periods of time. “Total return” represents the percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. “Annualized” total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. “Average annual” total return is computed in accordance with a standard method prescribed by the SEC.

Currently, we intend to advertise Subaccount historical total return performance beginning from the Variable Account’s inception on July 13, 1989, as follows: Total return performance is the percentage change in the Accumulation Unit Value based on the performance of a Subaccount over a period, usually 1, 5 and 10 years and since the Fund inception date, by dividing the increase or decrease in value for that unit at the end of the period by the Accumulation Unit Value at the beginning of the period. We may also show total return performance for shorter or longer periods than 1, 5 and 10 years. Total return performance will reflect the Variable Account charges, the underlying Fund expenses, the Annual Contract charge, and any Withdrawal Charge. Total return performance will not include any optional death benefit and living benefit charges. The deduction of the optional death benefit and living benefit charges will reduce any performance increase or make greater any performance decrease.

Non-Standardized Performance

We also advertise hypothetical total return performance for the Subaccounts before the inception of the Variable Account and may advertise other non-standardized performance total return. Non-standardized performance total return will be accompanied by standardized performance total return.

Calculation of Total Return and Yield

We will calculate the total return and yield performance of each Subaccount in accordance with the Securities Act of 1933, the Investment Company Act of 1940, and FINRA requirements.

Calculation of Total Return

For certain year periods, we calculate the average annual total return according to the following formula:

P(1+T)n = ERV

Where:

	P	=	a hypothetical initial payment of $1,000

	T	=	average annual total return

	n	=	number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the year period(s) at the end of the year period(s) (or fractional portion thereof).

3

Calculation of Yield for Non-Money Market Fund Subaccounts

We calculate yield on a thirty-day period by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

YIELD	=	2	[	(a - b + 1)[6] - 1	]
cd

Where:

	a	=	net investment income earned during the period by the Fund attributable to Subaccount shares.

	b	=	expenses accrued for the period (net of reimbursements).

	c	=	the average daily number of units outstanding during the period.

	d	=	the maximum Accumulation Unit Value on the last day of the period.

Any performance advertising of yield for the non-Money Market Fund Subaccounts will be accompanied by the standardized total return for the Subaccount.

Calculation of Yield and Effective Yield for the MFS® U.S. Government Money Market Portfolio, Service Class Subaccount (Money Market Fund Subaccount)

We calculate the yield of the Money Market Fund Subaccount for a 7-day period by determining the net change in value of a hypothetical investment in the Money Market Fund Subaccount. We assume the following. There is an investment equal to one share on Day 1. We then determine the value of the hypothetical investment in the Money Market Fund Subaccount on Day 7. The Day 7 value minus the Day 1 value is the net change in value for the hypothetical investment in the Money Market Fund Subaccount. The net change in value divided by Day 1 value give us the 7-day return for the hypothetical investment in the Money Market Fund Subaccount. We multiply the 7-day return by 365/7 to determine the annual return. The effective yield calculation is similar, except we assume all returns or interest are reinvested for the period in the Money Market Fund Subaccount. For yield and effective yield, we carry the results to the nearest one hundredth of one percent.

Any performance advertising of yield and effective yield for the Money Market Fund Subaccount will be accompanied by the standardized total return for the Subaccount.

Other Performance Information

Delaware Life may also distribute sales material which compares the performance of the Contract’s Accumulation Unit Values with the unit values of other variable annuities not issued by us. Such information will be derived from Morningstar. The rankings of these third-party issuers may not reflect the deduction of the same Contract fees and charges. In addition, we may advertise Delaware Life’s credit rating by nationally recognized statistical rating organizations such as AM Best and Standard and Poor’s. From time to time, we may also advertise comparisons such as tax-deferred compounding charts and other hypothetical illustrations, which may include comparisons of taxable and tax-deferred investments. We may also use illustrations showing how the GLWBs, the GMAB Benefit, HAV Death Benefit and ROP Death Benefit work with historical performance of the Subaccounts or a hypothetical rate of return.

ANNUITY PROVISIONS

During the Accumulation Phase, you may at any time elect an Annuity Income Date to begin receiving payments under any available Annuity Option. On the Annuity Income Date, the Company will apply the Contract Value, less any applicable premium tax or similar tax, to an Annuity Option.

The Income Phase of your Contract begins on the Annuity Income Date when we make the first annuity payment.

4

Currently, only Fixed Annuity Options are available under the Contract.

See “Income Phase - Annuitization Provisions” in the Prospectus.

CUSTODIAN

Delaware Life is the Custodian of the assets of the Variable Account. Its custodial services are at located at 1601 Trapelo Road, Suite 30, Waltham, MA 02451 and 301 Pennsylvania Pkwy, Suite 100, Indianapolis, IN 46280. The assets of the Variable Account are kept physically segregated and held separate and apart from the general account of Delaware Life. We will purchase Fund shares at net asset value in connection with amounts allocated to the Subaccounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account, if any.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The statements of net assets of each of the subaccounts constituting the Delaware Life Variable Account F at December 31, 2019 and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, included in this Statement of Additional Information, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

5

Delaware Life

Variable Account F – Regatta

Financial Statements as of and for the Year Ended December 31, 2019 and Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2019

Page(s)
Report of Independent Registered Public Accounting Firm	1-3

Financial Statements

Statements of Assets and Liabilities	4-11

Statements of Operations	12-56

Statements of Changes in Net Assets	57-124

Notes to the Financial Statements	125-158

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Owners of Delaware Life Variable Account F:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Delaware Life Variable Account F – Regatta indicated in the table below as of December 31, 2019, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Delaware Life Variable Account F - Regatta as of December 31, 2019, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1) (1)	MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6) (1)

AB VPS Dynamic Asset Allocation Portfolio Class B Sub-Account (AO5) (1)	MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MB7) (1)

AB VPS International Growth Portfolio (Class B) Sub-Account (AM2) (1)	MFS VIT II Core Equity Portfolio I Class Sub-Account (MC2) (1)

AB VPS International Value Portfolio (Class B) Sub-Account (A98) (1)	MFS VIT II Core Equity Portfolio S Class Sub-Account (MC1) (1)

AB VPS Large Cap Growth (Class B) Sub-Account (AC4) (2)	MFS VIT II Corporate Bond Portfolio I Class Sub-Account (MC0) (1)

AB VPS Small/Mid Cap Value Portfolio (Class B) Sub-Account (A74) (1)	MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0) (1)

American Funds Growth Fund - Class 4 Sub-Account (AP0) (2)	MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (MC3) (1)

American Funds Growth-Income Fund - Class 4 Sub-Account (AQ1) (2)	MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1) (1)

American Funds IS Asset Allocation - Class 4 Sub-Account (AS3) (2)	MFS VIT II Global Governments Portfolio I Class Sub-Account (MC4) (1)

American Funds New World Fund - Class 4 Sub-Account (AQ3) (2)	MFS VIT II Global Governments Portfolio S Class Sub-Account (MC5) (1)

BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18) (1)	MFS VIT II Global Growth Portfolio I Class Sub-Account (MC6) (1)

ClearBridge Variable Mid Cap Portfolio - Class II Sub-Account (L33) (2)	MFS VIT II Global Growth Portfolio S Class Sub-Account (MC7) (1)

Columbia Variable Portfolio - Large Cap Growth Fund Class 1 Sub-Account (C59) (1)	MFS VIT II Global Research Portfolio I Class Sub-Account (MC8) (1)

Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60) (1)	MFS VIT II Global Research Portfolio S Class Sub-Account (MC9) (1)

Columbia Variable Portfolio - Overseas Core Fund Class 2 Sub-Account (C58) (1)	MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account (MD0) (1)

Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account (C71) (1)	MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (M92) (1)

Columbia Variable Portfolio Select Large Cap Value- Class 2 Sub-Account (C91) (2)	MFS VIT II Government Securities Portfolio I Class Sub-Account (M96) (1)

CTIVP - Loomis Sayles Growth Fund Class 1 Sub-Account (C89) (1)	MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2) (1)

CTIVP - Loomis Sayles Growth Fund Class 2 Sub-Account (C90) (1)	MFS VIT II High Yield Portfolio I Class Sub-Account (MA6) (1)

Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7) (1)	MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3) (1)

Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24) (1)	MFS VIT II International Growth Portfolio I Class Sub-Account (M97) (1)

Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account (F88) (1)	MFS VIT II International Growth Portfolio S Class Sub-Account (MD5) (1)

Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (FB9) (1)	MFS VIT II International Intrinsic Value Portfolio Initial Class Sub-Account (M98) (1)

Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F15) (1)	MFS VIT II International Intrinsic Value Portfolio Service Class Sub-Account (M93) (1)

PricewaterhouseCoopers LLP, CITYPLACE I 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241-7000, www.pwc.com/us

1

Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MD6) (1)

First Eagle Overseas Variable Fund Sub-Account (FE3) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3) (1)

Franklin Templeton Global Bond VIP Fund Class 4 Sub-Account (T59) (1)	MFS VIT II Research International Portfolio I Class Sub-Account (ME2) (1)

Franklin Templeton Allocation VIP Fund Class 2 Sub-Account (FE6) (1)	MFS VIT II Research International Portfolio S Class Sub-Account (ME3) (1)

Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (T21) (1)	MFS VIT II Strategic Income Portfolio I Class Sub-Account (MA5) (1)

Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20) (1)	MFS VIT II Strategic Income Portfolio S Class Sub-Account (MA7) (1)

Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56) (1)	MFS VIT II Technology Portfolio I Class Sub-Account (ME4) (1)

Franklin Templeton Income VIP Fund Class 2 Sub-Account (F59) (1)	MFS VIT II Technology Portfolio S Class Sub-Account (MA2) (1)

Franklin Templeton Income VIP Fund Class 4 Sub-Account (FF0) (1)	MFS VIT III Blended Research Small Cap Equity Portfolio Service Class Sub- Account (MF3) (1)

Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54) (1)	MFS VIT III Conservative Allocation Portfolio Service Class Sub-Account (MF5) (1)

Franklin Templeton Mutual Shares VIP Fund Class 4 Sub-Account (FG8) (1)	MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6) (1)

Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53) (1)	MFS VIT III Global Real Estate Portfolio Service Class Sub-Account (MF7) (1)

Franklin Templeton Small Cap Value VIP Fund Class 4 Sub-Account (FJ9) (1)	MFS VIT III Growth Allocation Portfolio Service Class Sub-Account (MF9) (1)

Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28) (1)	MFS VIT III Inflation Adjusted Bond Portfolio Service Class Sub-Account (MG1) (1)

Franklin Templeton Strategic Income VIP Fund Class 4 Sub-Account (FJ0) (1)	MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2) (1)

Goldman Sachs VIT U.S. Equity Insights Fund - Service Class Sub-Account (G03) (2)	MFS VIT III Limited Maturity Portfolio Service Class Sub-Account (MG2) (1)

Invesco Oppenheimer V.I. Capital Appreciation Fund, Series II Sub-Account (O19) (1)	MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3) (1)

Invesco Oppenheimer V.I. Conservative Balanced Fund, Series II Sub-Account (O23) (1)	MFS VIT III Mid Cap Value Portfolio Service Class Sub-Account (MG4) (1)

Invesco Oppenheimer V.I. Global Fund, Series II Sub-Account (O20) (1)	MFS VIT III Moderate Allocation Portfolio Service Class Sub-Account (MG6) (1)

Invesco Oppenheimer V.I. Main Street Fund, Series II Sub-Account (O21) (1)	MFS VIT III New Discovery Value Portfolio Service Class Sub-Account (MG7) (1)

Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series II Sub-Account (O04) (1)	MFS VIT Total Return Series Initial Class Sub-Account (M07) (1)

Invesco V.I. American Value Fund Series II Sub-Account (V35) (1)	MFS VIT Total Return Series Service Class Sub-Account (M35) (1)

Invesco V.I. Comstock Fund Series II Sub-Account (V13) (1)	Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class II Sub- Account (V43) (1)

Invesco V.I. Equity and Income Fund Series II Sub-Account (V11) (1)	Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio Class II Sub- Account (V44) (1)

Invesco V.I. International Growth Fund II Sub-Account (AC1) (1)	PIMCO VIT All Asset Portfolio Admin Class Sub-Account (P08) (1)

JPMorgan Insurance Trust Core Bond Portfolio (Class 2) Sub-Account (J88) (1)	PIMCO VIT All Asset Portfolio Advisor Class Sub-Account (PC0) (1)

JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) Sub-Account (J94) (1)	PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Sub-Account (P70) (1)

Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-Account (L11) (1)	PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub- Account (P10) (1)

Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub-Account (L18) (1)	PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8) (1)

Lord Abbett Series Fund- Fundamental Equity Portfolio VC Sub-Account (L17) (1)	PIMCO VIT Emerging Markets Bond Portfolio Advisor Class Sub-Account (P20) (1)

MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8) (1)	PIMCO VIT Global Managed Asset Allocation Portfolio Advisor Class Sub-Account (PD6) (1)

MFS U.S. Government Money Market Portfolio Service Class Sub-Account (MD9) (1)	PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06) (1)

MFS VIT I Growth Series Initial Class Sub-Account (M31) (1)	PIMCO VIT StocksPLUS Global Portfolio Advisor Class Sub-Account (PH2) (1)

MFS VIT I Growth Series Service Class Sub-Account (M80) (1)	PIMCO VIT Total Return Portfolio - Advisor Class Sub-Account (P68) (2)

MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1) (1)	PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07) (1)

PricewaterhouseCoopers LLP, CITYPLACE I 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241-7000, www.pwc.com/us

2

MFS VIT I Mid Cap Growth Series Service Class Sub-Account (M41) (1)	Putnam VT Equity Income Fund Class IB Sub-Account (P72) (1)

MFS VIT I New Discovery Series Initial Class Sub-Account (M05) (1)	Putnam VT Income Fund - Class IB Sub-Account (P95) (2)

MFS VIT I New Discovery Series Service Class Sub-Account (M42) (1)	Putnam VT Multi-Asset Absolute Return Fund Class IB Sub-Account (PI3) (1)

MFS VIT I Research Series Service Class Sub-Account (M82) (1)	Putnam VT Research Fund - Class IB Sub-Account (P79) (2)

MFS VIT I Total Return Bond Series Service Class Sub-Account (M89) (1)	Rational Insider Buying VA Fund Sub-Account (H32) (1)

MFS VIT I Utilities Series Initial Class Sub-Account (M44) (1)	Rational Trend Aggregation VA Fund Sub-Account (H24) (1)

MFS VIT I Utilities Series Service Class Sub-Account (M40) (1)	Wanger Select Fund Sub-Account (W41) (1)

MFS VIT I Value Series Initial Class Sub-Account (M83) (1)	Wanger USA Sub-Account (W42) (1)

MFS VIT I Value Series Service Class Sub-Account (M08) (1)

(1)	Statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the years ended December 31, 2019 and 2018.

(2)

Statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the year ended December 31, 2019 and the period October 3, 2018 (commencement of operations) through December 31, 2018.

Basis for Opinions

These financial statements are the responsibility of the Delaware Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Delaware Life Variable Account F – Regatta based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Delaware Life Variable Account F - Regatta in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Hartford, CT

April 27, 2020

We have served as the auditor of one or more of the subaccounts of Delaware Life Variable Account F -Regatta since 2013.

PricewaterhouseCoopers LLP, CITYPLACE I 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241-7000, www.pwc.com/us

3

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

		Assets				Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Total assets	Payable to Sponsor	Net Assets
AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1)	3,748,101	$40,670,208	$37,855,824	$—	$37,855,824	$—	$37,855,824
AB VPS Dynamic Asset Allocation Portfolio Class B Sub-Account (AO5)	5,395,054	63,175,218	72,077,915	—	72,077,915	—	72,077,915
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2)	187,121	3,633,062	4,331,861	—	4,331,861	—	4,331,861
AB VPS International Value Portfolio (Class B) Sub-Account (A98)	1,922,645	26,407,773	27,378,458	—	27,378,458	31	27,378,427
AB VPS Large Cap Growth (Class B) Sub-Account (AC4)	1,577	89,637	90,321	—	90,321	—	90,321
AB VPS Small/Mid Cap Value Portfolio (Class B) Sub-Account (A74)	705,264	13,598,493	12,497,272	1,095	12,498,367	—	12,498,367
American Funds Growth Fund - Class 4 Sub-Account (AP0)	1,510	110,462	119,876	—	119,876	—	119,876
American Funds Growth-Income Fund - Class 4 Sub-Account (AQ1)	144	6,999	7,109	—	7,109	—	7,109
American Funds IS Asset Allocation - Class 4 Sub-Account (AS3)	4,824	110,160	114,179	—	114,179	—	114,179
American Funds New World Fund - Class 4 Sub-Account (AQ3)	146	3,408	3,715	—	3,715	—	3,715
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18)	26,982,929	384,321,808	390,712,807	60,430	390,773,237	—	390,773,237
ClearBridge Variable Mid Cap Portfolio - Class II Sub-Account (L33)	1,229	25,458	27,625	—	27,625	—	27,625
Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account (C71)	1,365	24,419	21,229	—	21,229	—	21,229
Columbia Variable Portfolio - Large Cap Growth Fund Class 1 Sub- Account (C59)	2,998	42,335	65,592	—	65,592	—	65,592
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub- Account (C60)	2,586,425	33,655,113	55,246,039	561	55,246,600	—	55,246,600
CTIVP - Loomis Sayles Growth Fund Class 1 Sub-Account (C89)	4,110	129,006	154,346	—	154,346	—	154,346
CTIVP - Loomis Sayles Growth Fund Class 2 Sub-Account (C90)	452,533	10,515,024	16,594,376	3,047	16,597,423	—	16,597,423
Columbia Variable Portfolio - Overseas Core Fund Class 2 Sub-Account (C58)	348,440	4,575,866	4,641,220	—	4,641,220	—	4,641,220
Columbia Variable Portfolio Select Large Cap Value- Class 2 Sub- Account (C91) ¹	1,340	33,364	36,216	—	36,216	—	36,216
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7)	5,404,698	91,224,291	102,797,362	175	102,797,537	—	102,797,537
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	3,941,620	125,236,410	142,292,470	65,994	142,358,464	1	142,358,463
Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account (F88)	167,658	2,109,419	2,233,208	—	2,233,208	—	2,233,208
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (FB9)	907,099	11,156,087	11,901,135	—	11,901,135	—	11,901,135
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F15)	1,376,073	16,687,755	19,154,940	—	19,154,940	—	19,154,940
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41)	2,435,349	76,294,758	77,322,344	785	77,323,129	—	77,323,129
First Eagle Overseas Variable Fund Sub-Account (FE3)	8,551,102	225,920,060	220,190,867	—	220,190,867	102	220,190,765
Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (T21)	1,929,413	14,793,307	20,664,008	490	20,664,498	—	20,664,498
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	5,596,327	79,462,540	77,956,830	3,410	77,960,240	—	77,960,240
Franklin Templeton Allocation VIP Fund Class 2 Sub-Account (FE6) ¹	3,846,954	26,357,486	26,197,758	—	26,197,758	—	26,197,758
Franklin Templeton Global Bond VIP Fund Class 4 Sub-Account (T59)	273,583	4,627,384	4,467,613	540	4,468,153	—	4,468,153
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	1,329,518	16,657,527	14,491,742	—	14,491,742	643	14,491,099
Franklin Templeton Income VIP Fund Class 2 Sub-Account (F59)	3,501,407	53,762,709	55,707,393	—	55,707,393	205	55,707,188
Franklin Templeton Income VIP Fund Class 4 Sub-Account (FF0)	94,320	1,484,547	1,539,309	—	1,539,309	—	1,539,309
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54)	6,480,421	122,941,484	121,896,717	62	121,896,779	—	121,896,779
Franklin Templeton Mutual Shares VIP Fund Class 4 Sub-Account (FG8)	11,813	234,118	224,329	—	224,329	—	224,329
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53)	1,507,252	24,637,136	22,684,139	269	22,684,408	—	22,684,408
Franklin Templeton Small Cap Value VIP Fund Class 4 Sub-Account (FJ9)	16,867	286,849	261,610	—	261,610	—	261,610

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES(CONTINUED)

DECEMBER 31, 2019

		Assets				Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Total assets	Payable to Sponsor	Net Assets
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28)	1,168,251	$12,751,729	$12,325,046	$593$	12,325,639	$—	$12,325,639
Franklin Templeton Strategic Income VIP Fund Class 4 Sub-Account (FJ0)	14,391	157,879	155,855	—	155,855	—	155,855
Goldman Sachs VIT U.S. Equity Insights Fund - Service Class Sub- Account (G03)	2,025	36,423	36,538	—	36,538	—	36,538
Rational Trend Aggregation VA Fund Sub-Account (H24)	69,919	840,848	783,087	—	783,087	—	783,087
Rational Insider Buying VA Fund Sub-Account (H32)	87,407	1,095,722	1,040,138	—	1,040,138	—	1,040,138
Invesco V.I. American Value Fund Series II Sub-Account (V35)	342,275	5,542,036	5,387,403	108	5,387,511	—	5,387,511
Invesco V.I. Comstock Fund Series II Sub-Account (V13)	1,464,180	26,251,010	25,022,833	—	25,022,833	2	25,022,831
Invesco V.I. Equity and Income Fund Series II Sub-Account (V11)	5,108,447	88,993,175	88,989,150	—	88,989,150	9,742	88,979,408
Invesco V.I. International Growth Fund II Sub-Account (AC1)	61,845	2,182,434	2,379,793	—	2,379,793	2	2,379,791
JPMorgan Insurance Trust Core Bond Portfolio (Class 2) Sub-Account (J88)	3,651,195	39,469,691	40,491,756	—	40,491,756	—	40,491,756
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) Sub-Account (J94)	495,426	14,203,226	15,769,422	—	15,769,422	—	15,769,422
Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub- Account (L11)	1,422,106	27,408,748	31,286,324	59	31,286,383	—	31,286,383
Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub- Account (L18)	1,677,118	20,426,079	21,836,081	1,193	21,837,274	—	21,837,274
Lord Abbett Series Fund- Fundamental Equity Portfolio VC Sub-Account (L17)	1,919,900	33,014,942	31,755,152	188	31,755,340	—	31,755,340
MFS VIT Total Return Series Initial Class Sub-Account (M07)	12,419,608	283,134,384	309,248,251	—	309,248,251	693,881	308,554,370
MFS VIT Total Return Series Service Class Sub-Account (M35)	11,720,499	264,334,990	286,331,800	412	286,332,212	2,641	286,329,571
MFS VIT I Growth Series Initial Class Sub-Account (M31)	2,574,117	99,550,645	152,902,538	63,612	152,966,150	—	152,966,150
MFS VIT I Growth Series Service Class Sub-Account (M80)	393,896	17,441,271	22,381,169	1,071	22,382,240	—	22,382,240
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	2,387,147	21,152,952	23,775,986	4,411	23,780,397	167	23,780,230
MFS VIT I Mid Cap Growth Series Service Class Sub-Account (M41)	2,786,030	23,301,344	25,547,893	494	25,548,387	—	25,548,387
MFS VIT I New Discovery Series Initial Class Sub-Account (M05)	2,616,906	46,954,752	53,070,856	—	53,070,856	120	53,070,736
MFS VIT I New Discovery Series Service Class Sub-Account (M42)	1,997,845	32,625,608	36,001,153	1,693	36,002,846	—	36,002,846
MFS VIT I Total Return Bond Series Service Class Sub-Account (M89)	33,083,191	432,175,756	438,021,461	48,357	438,069,818	—	438,069,818
MFS VIT I Research Series Service Class Sub-Account (M82)	4,017,048	106,052,654	116,695,230	147	116,695,377	—	116,695,377
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	2,851,108	90,029,747	100,301,995	56,366	100,358,361	166	100,358,195
MFS VIT I Utilities Series Service Class Sub-Account (M40)	1,426,931	40,152,552	49,314,750	751	49,315,501	1	49,315,500
MFS VIT I Value Series Initial Class Sub-Account (M83)	10,488,488	196,247,906	219,733,814	76,219	219,810,033	—	219,810,033
MFS VIT I Value Series Service Class Sub-Account (M08)	5,068,674	94,392,974	104,009,198	4,226	104,013,424	—	104,013,424
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)	4,731,042	202,524,237	251,029,115	126,044	251,155,159	—	251,155,159
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MB7)	1,136,777	52,016,899	59,726,276	12,494	59,738,770	—	59,738,770
MFS VIT II Corporate Bond Portfolio I Class Sub-Account (MC0)	4,100,913	47,644,283	48,964,906	17,743	48,982,649	401	48,982,248

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

		Assets				Liabilities
			Investments at fair	Receivable from		Payable to
	Shares	Cost	value	Sponsor	Total assets	Sponsor	Net Assets
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	10,134,900	$115,482,161	$119,389,123	$—	$119,389,123	$13,561	$119,375,562
MFS VIT II Core Equity Portfolio I Class Sub-Account (MC2)	3,992,635	83,454,848	99,057,279	48,268	99,105,547	585	99,104,962
MFS VIT II Core Equity Portfolio S Class Sub-Account (MC1)	1,639,014	37,017,134	40,155,836	12,670	40,168,506	—	40,168,506
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (MC3)	972,937	14,151,246	16,588,570	11,381	16,599,951	—	16,599,951
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1)	931,340	13,276,454	15,637,199	159	15,637,358	—	15,637,358
MFS VIT II Global Governments Portfolio I Class Sub-Account (MC4)	857,979	9,118,239	9,188,954	25,306	9,214,260	—	9,214,260
MFS VIT II Global Governments Portfolio S Class Sub-Account (MC5)	76,524	792,985	803,500	—	803,500	—	803,500
MFS VIT II Global Growth Portfolio I Class Sub-Account (MC6)	1,679,463	34,636,380	48,032,651	40,386	48,073,037	—	48,073,037
MFS VIT II Global Growth Portfolio S Class Sub-Account (MC7)	73,578	1,511,424	2,098,442	—	2,098,442	—	2,098,442
MFS VIT II Global Research Portfolio I Class Sub-Account (MC8)	2,567,747	53,975,262	82,655,789	66,286	82,722,075	—	82,722,075
MFS VIT II Global Research Portfolio S Class Sub-Account (MC9)	151,727	3,674,427	4,864,377	—	4,864,377	4	4,864,373
MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account (MD0)	2,589,244	38,955,974	41,065,410	51,852	41,117,262	—	41,117,262
MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (M92)	33,214,414	494,206,294	517,148,430	636	517,149,066	—	517,149,066
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	5,845,342	74,569,224	72,774,512	44,878	72,819,390	—	72,819,390
MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2)	11,918,217	150,089,719	147,547,523	10,514	147,558,037	—	147,558,037
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	8,344,975	48,134,717	47,733,258	2,931	47,736,189	—	47,736,189
MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3)	6,300,881	36,026,259	35,599,980	1,344	35,601,324	—	35,601,324
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	2,467,309	33,025,985	35,183,822	5,780	35,189,602	411	35,189,191
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	1,122,215	15,139,247	15,834,456	—	15,834,456	43	15,834,413
MFS VIT II International Intrinsic Value Portfolio Initial Class Sub- Account (M98) ¹	1,386,740	29,207,789	41,519,003	14,154	41,533,157	—	41,533,157
MFS VIT II International Intrinsic Value Portfolio Service Class Sub- Account (M93) ¹	2,752,287	61,806,487	81,109,909	700	81,110,609	—	81,110,609
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub- Account (MD6)	14,606,848	227,364,742	329,822,627	533,608	330,356,235	583	330,355,652
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub- Account (MB3)	1,628,039	26,919,991	36,256,430	10,966	36,267,396	—	36,267,396
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	38,022,610	38,022,610	38,022,610	—	38,022,610	44,640	37,977,970
MFS U.S. Government Money Market Portfolio Service Class Sub- Account (MD9)	107,714,122	107,714,122	107,714,122	1,970	107,716,092	—	107,716,092
MFS VIT II Research International Portfolio I Class Sub-Account (ME2)	1,194,337	16,831,305	20,255,954	300	20,256,254	—	20,256,254
MFS VIT II Research International Portfolio S Class Sub-Account (ME3)	2,302,756	33,596,812	38,548,132	914	38,549,046	—	38,549,046
MFS VIT II Strategic Income Portfolio I Class Sub-Account (MA5)	2,547,270	25,102,083	25,421,755	—	25,421,755	8,223	25,413,532
MFS VIT II Strategic Income Portfolio S Class Sub-Account (MA7)	409,063	3,990,086	4,049,722	589	4,050,311	—	4,050,311
MFS VIT II Technology Portfolio I Class Sub-Account (ME4)	848,734	11,924,036	17,976,176	8,764	17,984,940	153	17,984,787
MFS VIT II Technology Portfolio S Class Sub-Account (MA2)	83,307	1,119,724	1,658,655	—	1,658,655	—	1,658,655

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

		Assets				Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Total assets	Payable to Sponsor	Net Assets
MFS VIT III Blended Research Small Cap Equity Portfolio Service Class Sub-Account (MF3)	4,660,032	$54,780,766	$52,378,757	$1,086	$52,379,843	$—	$52,379,843
MFS VIT III Conservative Allocation Portfolio Service Class Sub-Account (MF5)	35,392,573	400,445,160	405,952,819	—	405,952,819	1,065	405,951,754
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	109,617	1,502,051	1,744,002	185	1,744,187	—	1,744,187
MFS VIT III Global Real Estate Portfolio Service Class Sub-Account (MF7)	2,722,138	42,484,156	50,522,885	667	50,523,552	1	50,523,551
MFS VIT III Growth Allocation Portfolio Service Class Sub-Account (MF9)	27,262,051	312,047,060	325,781,512	178	325,781,690	—	325,781,690
MFS VIT III Inflation Adjusted Bond Portfolio Service Class Sub-Account (MG1)	10,944,057	111,750,792	116,991,964	—	116,991,964	2,099	116,989,865
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	18,656,563	191,383,890	192,908,863	5,783	192,914,646	—	192,914,646
MFS VIT III Limited Maturity Portfolio Service Class Sub-Account (MG2)	10,594,871	108,477,576	109,445,018	372	109,445,390	—	109,445,390
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	2,807,563	22,817,657	24,538,099	244	24,538,343	—	24,538,343
MFS VIT III Mid Cap Value Portfolio Service Class Sub-Account (MG4)	2,466,282	19,823,423	21,333,339	114	21,333,453	—	21,333,453
MFS VIT III Moderate Allocation Portfolio Service Class Sub-Account (MG6)	98,517,891	1,233,889,336	1,302,406,516	178,076	1,302,584,592	—	1,302,584,592
MFS VIT III New Discovery Value Portfolio Service Class Sub-Account (MG7)	824,431	8,004,636	7,625,981	115	7,626,096	—	7,626,096
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio Class II Sub-Account (V44)	335,263	10,158,671	11,234,668	174	11,234,842	—	11,234,842
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class II Sub-Account (V43) ¹	622,003	7,429,607	7,855,904	106	7,856,010	—	7,856,010
Invesco Oppenheimer V.I. Capital Appreciation Fund, Series II Sub- Account (O19) ¹	237,047	12,290,158	13,907,544	532	13,908,076	—	13,908,076
Invesco Oppenheimer V.I. Conservative Balanced Fund, Series II Sub- Account (O23) ¹	684,314	9,724,736	11,010,608	—	11,010,608	—	11,010,608
Invesco Oppenheimer V.I. Global Fund, Series II Sub-Account (O20) ¹	370,642	14,583,037	15,548,415	540	15,548,955	—	15,548,955
Invesco Oppenheimer V.I. Main Street Fund, Series II Sub-Account (O21) ¹	5,236,288	146,213,075	152,114,180	6,455	152,120,635	1	152,120,634
Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series II Sub- Account (O04) ¹	209,405	4,828,429	4,793,288	—	4,793,288	2	4,793,286
PIMCO VIT StocksPLUS Global Portfolio Advisor Class Sub-Account (PH2)	42,706	358,829	376,666	—	376,666	—	376,666
PIMCO VIT All Asset Portfolio Admin Class Sub-Account (P08)	1,574,399	16,328,752	16,987,769	—	16,987,769	—	16,987,769
PIMCO VIT All Asset Portfolio Advisor Class Sub-Account (PC0)	1,355,504	14,216,372	14,802,101	—	14,802,101	—	14,802,101
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Sub- Account (P70)	39,387	294,272	255,626	—	255,626	—	255,626
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)	3,590,137	25,416,578	23,012,776	126	23,012,902	—	23,012,902
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	599,103	7,704,898	7,902,165	636	7,902,801	—	7,902,801
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class Sub- Account (P20)	16,015	206,864	211,235	—	211,235	—	211,235
PIMCO VIT Global Managed Asset Allocation Portfolio Advisor Class Sub-Account (PD6) ¹	30,328,711	360,158,978	381,838,471	27,293	381,865,764	—	381,865,764
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	2,562,510	32,343,916	32,390,133	11	32,390,144	—	32,390,144
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	12,098,994	132,141,247	133,330,919	352	133,331,271	—	133,331,271
PIMCO VIT Total Return Portfolio - Advisor Class Sub-Account (P68)	1,853	20,449	20,424	—	20,424	—	20,424
Putnam VT Multi-Asset Absolute Return Fund Class IB Sub-Account
(PI3)	1,456,123	14,876,385	14,604,913	—	14,604,913	—	14,604,913
Putnam VT Equity Income Fund Class IB Sub-Account (P72)	514,970	12,310,812	13,842,390	—	13,842,390	—	13,842,390
Putnam VT Income Fund - Class IB Sub-Account (P95)	639	7,240	7,351	—	7,351	—	7,351
Putnam VT Research Fund - Class IB Sub-Account (P79)	567	14,988	16,907	—	16,907	—	16,907
Wanger Select Fund Sub-Account (W41)	14,071	259,174	257,366	—	257,366	—	257,366
Wanger USA Sub-Account (W42)	1,695	39,928	37,721	—	37,721	—	37,721

[1]	This Sub-Account had a name change in 2019. Refer to Note 1 in the Variable Account’s Notes to Financial Statements for more information.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

		Applicable to Owners
		of Deferred Variable	Reserve for
		Annuity Contracts	Variable
	Total Units	Value	Annuities	Net Assets
AL1	2,340,904	$37,855,824	$—	$37,855,824
AO5	5,551,012	72,077,915	—	72,077,915
AM2	421,037	4,331,861	—	4,331,861
A98	3,626,556	27,276,911	101,516	27,378,427
AC4	7,757	90,321	—	90,321
A74	576,830	12,463,913	34,454	12,498,367
AP0	10,862	119,876	—	119,876
AQ1	654	7,109	—	7,109
AS3	10,471	114,179	—	114,179
AQ3	323	3,715	—	3,715
B18	22,286,973	390,671,083	102,154	390,773,237
L33	2,537	27,625	—	27,625
C71	944	21,229	—	21,229
C59	3,939	65,592	—	65,592
C60	3,355,394	55,004,913	241,687	55,246,600
C89	9,175	154,346	—	154,346
C90	987,736	16,509,416	88,007	16,597,423
C58	380,321	4,641,220	—	4,641,220
C91	3,422	36,216	—	36,216
FD7	5,062,414	102,795,692	1,845	102,797,537
F24	6,086,530	142,154,064	204,399	142,358,463
F88	129,978	2,233,208	—	2,233,208
FB9	657,257	11,901,135	—	11,901,135
F15	1,025,139	19,154,940	—	19,154,940
F41	3,638,561	77,215,758	107,371	77,323,129
FE3	13,956,758	220,083,789	106,976	220,190,765
T21	1,213,365	20,632,508	31,990	20,664,498
T20	3,970,974	77,796,499	163,741	77,960,240
FE6	1,669,351	26,197,758	—	26,197,758
T59	427,256	4,461,951	6,202	4,468,153
F56	642,518	14,470,875	20,224	14,491,099
F59	3,499,450	55,691,809	15,379	55,707,188
FF0	97,632	1,539,309	—	1,539,309
F54	4,608,107	121,777,882	118,897	121,896,779
FG8	11,683	224,329	—	224,329
F53	564,908	22,677,904	6,504	22,684,408
FJ9	11,424	261,610	—	261,610
T28	846,888	12,318,835	6,804	12,325,639
FJ0	12,959	155,855	—	155,855
G03	3,522	36,538	—	36,538
H24	55,201	783,087	—	783,087
H32	55,082	1,040,138	—	1,040,138

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

		Applicable to Owners
		of Deferred Variable	Reserve for
		Annuity Contracts	Variable
	Total Units	Value	Annuities	Net Assets
V35	271,291	$5,382,849	$4,662	$5,387,511
V13	1,331,139	25,016,155	6,676	25,022,831
V11	4,591,136	88,916,943	62,465	88,979,408
AC1	151,039	2,372,763	7,028	2,379,791
J88	3,728,909	40,491,756	—	40,491,756
J94	574,362	15,769,422	—	15,769,422
L11	2,926,589	31,252,182	34,201	31,286,383
L18	665,279	21,810,279	26,995	21,837,274
L17	1,152,329	31,748,996	6,344	31,755,340
M07	20,851,912	305,112,397	3,441,973	308,554,370
M35	19,920,899	285,553,315	776,256	286,329,571
M31	3,740,843	152,310,334	655,816	152,966,150
M80	512,464	22,324,604	57,636	22,382,240
MF1	1,585,873	23,495,648	284,582	23,780,230
M41	788,367	25,422,278	126,109	25,548,387
M05	2,988,255	52,878,792	191,944	53,070,736
M42	1,693,473	35,921,424	81,422	36,002,846
M89	37,989,667	437,887,945	181,873	438,069,818
M82	5,170,576	116,614,184	81,193	116,695,377
M44	7,697,178	99,491,764	866,431	100,358,195
M40	3,882,378	49,307,051	8,449	49,315,500
M83	11,986,049	218,221,217	1,588,816	219,810,033
M08	5,322,655	103,576,808	436,616	104,013,424
MB6	6,487,980	248,098,894	3,056,265	251,155,159
MB7	1,845,504	59,584,408	154,362	59,738,770
MC0	1,943,211	48,522,057	460,191	48,982,248
MA0	6,042,604	119,211,514	164,048	119,375,562
MC2	2,842,931	98,383,693	721,269	99,104,962
MC1	1,523,361	40,019,801	148,705	40,168,506
MC3	504,336	16,453,376	146,575	16,599,951
MA1	858,553	15,635,678	1,680	15,637,358
MC4	488,093	9,115,566	98,694	9,214,260
MC5	54,156	803,500	—	803,500
MC6	1,046,941	47,715,075	357,962	48,073,037
MC7	62,083	2,098,442	—	2,098,442
MC8	2,503,331	81,912,468	809,607	82,722,075
MC9	196,208	4,824,648	39,725	4,864,373
MD0	1,307,551	40,776,608	340,654	41,117,262
M92	36,890,746	517,013,366	135,700	517,149,066
M96	3,639,440	72,262,666	556,724	72,819,390
MD2	11,100,477	147,169,221	388,816	147,558,037

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Net Assets
MA6	1,688,655	$47,300,480	$435,709	$47,736,189
MA3	1,558,342	35,442,360	158,964	35,601,324
M97	1,237,228	34,666,784	522,407	35,189,191
MD5	808,213	15,733,437	100,976	15,834,413
M98	934,776	41,097,300	435,857	41,533,157
M93	4,106,841	80,929,617	180,992	81,110,609
MD6	11,233,612	325,557,528	4,798,124	330,355,652
MB3	1,119,963	36,152,010	115,386	36,267,396
MD8	3,364,994	37,310,612	667,358	37,977,970
MD9	12,065,194	107,519,341	196,751	107,716,092
ME2	932,101	20,202,062	54,192	20,256,254
ME3	1,520,079	38,517,019	32,027	38,549,046
MA5	1,166,830	25,336,476	77,056	25,413,532
MA7	208,505	4,013,731	36,580	4,050,311
ME4	998,683	17,830,355	154,432	17,984,787
MA2	49,526	1,658,655	—	1,658,655
MF3	2,340,999	52,168,314	211,529	52,379,843
MF5	22,941,913	405,633,626	318,128	405,951,754
MF6	52,821	1,742,142	2,045	1,744,187
MF7	2,253,830	50,413,583	109,968	50,523,551
MF9	12,493,257	325,779,812	1,878	325,781,690
MG1	9,471,698	116,917,459	72,406	116,989,865
MF2	18,692,242	192,325,925	588,721	192,914,646
MG2	10,825,862	109,424,356	21,034	109,445,390
MG3	1,024,055	24,495,873	42,470	24,538,343
MG4	902,847	21,328,530	4,923	21,333,453
MG6	59,093,135	1,301,400,061	1,184,531	1,302,584,592
MG7	251,133	7,621,100	4,996	7,626,096

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Net Assets
V44	353,950	$11,233,005	$1,837	$11,234,842
V43	278,593	7,851,398	4,612	7,856,010
O19	420,729	13,855,218	52,858	13,908,076
O23	967,190	11,010,608	—	11,010,608
O20	518,280	15,542,802	6,153	15,548,955
O21	4,719,995	151,744,666	375,968	152,120,634
O04	112,700	4,768,570	24,716	4,793,286
PH2	23,358	376,666	—	376,666
P08	1,102,174	16,987,769	—	16,987,769
PC0	1,187,243	14,802,101	—	14,802,101
P70	52,264	255,626	—	255,626
P10	4,210,677	22,922,293	90,609	23,012,902
PK8	254,755	7,871,458	31,343	7,902,801
P20	16,181	211,235	—	211,235
PD6	28,128,118	381,803,602	62,162	381,865,764
P06	2,006,490	32,377,117	13,027	32,390,144
P07	7,707,882	133,108,430	222,841	133,331,271
P68	1,895	20,424	—	20,424
PI3	1,404,143	14,604,913	—	14,604,913
P72	532,161	13,842,390	—	13,842,390
P95	664	7,351	—	7,351
P79	1,490	16,907	—	16,907
W41	9,137	257,366	—	257,366
W42	1,276	37,721	—	37,721

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

	AL1 Sub-Account	AO5 Sub-Account	AM2 Sub-Account
Income:
Dividend income	$889,749	$1,298,355	$12,165

Expenses:
Mortality and expense risk charges	(478,739)	(880,798)	(54,313)
Distribution and administration charges	(152,735)	(281,359)	(18,189)

Net investment income (loss)	258,275	136,198	(60,337)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,217,479)	1,738,964	151,872
Realized gain distributions	4,615,722	82,153	108,202

Net realized gains (losses)	3,398,243	1,821,117	260,074

Net change in unrealized appreciation (depreciation)	2,188,551	7,340,627	787,565

Net realized and change in unrealized gains (losses)	5,586,794	9,161,744	1,047,639

Net increase (decrease) in net assets from operations	$5,845,069	$9,297,942	$987,302

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	A98 Sub-Account	AC4 Sub-Account	A74 Sub-Account
Income:
Dividend income	$217,366	$—	$40,123

Expenses:
Mortality and expense risk charges	(347,050)	(221)	(156,400)
Distribution and administration charges	(114,448)	(91)	(52,481)

Net investment income (loss)	(244,132)	(312)	(168,758)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	389,132	(563)	(216,381)
Realized gain distributions	—	5,983	1,385,859

Net realized gains (losses)	389,132	5,420	1,169,478

Net change in unrealized appreciation (depreciation)	3,647,301	684	968,916

Net realized and change in unrealized gains (losses)	4,036,433	6,104	2,138,394

Net increase (decrease) in net assets from operations	$3,792,301	$5,792	$1,969,636

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	AP0 Sub-Account	AQ1 Sub-Account	AS3 Sub-Account
Income:
Dividend income	$424	$41	$1,344

Expenses:
Mortality and expense risk charges	(306)	(4)	(180)
Distribution and administration charges	(125)	(2)	(74)

Net investment income (loss)	(7)	35	1,090

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	562	3	181
Realized gain distributions	—	—	—

Net realized gains (losses)	562	3	181

Net change in unrealized appreciation (depreciation)	9,414	110	4,019

Net realized and change in unrealized gains (losses)	9,976	113	4,200

Net increase (decrease) in net assets from operations	$9,969	$148	$5,290

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	AQ3 Sub-Account	B18 Sub-Account	L33 Sub-Account
Income:
Dividend income	$22	$4,803,345	$93

Expenses:
Mortality and expense risk charges	(9)	(4,895,209)	(112)
Distribution and administration charges	(4)	(1,559,478)	(46)

Net investment income (loss)	9	(1,651,342)	(65)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	8	230,074	18
Realized gain distributions	—	15,167,268	192

Net realized gains (losses)	8	15,397,342	210

Net change in unrealized appreciation (depreciation)	307	44,387,747	2,167

Net realized and change in unrealized gains (losses)	315	59,785,089	2,377

Net increase (decrease) in net assets from operations	$324	$58,133,747	$2,312

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	C71 Sub-Account	C59 Sub-Account	C60 Sub-Account
Income:
Dividend income	$55	$—	$—

Expenses:
Mortality and expense risk charges	(260)	(743)	(707,010)
Distribution and administration charges	(79)	(228)	(240,174)

Net investment income (loss)	(284)	(971)	(947,184)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(537)	2,801	5,523,482
Realized gain distributions	1,803	—	—

Net realized gains (losses)	1,266	2,801	5,523,482

Net change in unrealized appreciation (depreciation)	2,515	14,041	11,405,519

Net realized and change in unrealized gains (losses)	3,781	16,842	16,929,001

Net increase (decrease) in net assets from operations	$3,497	$15,871	$15,981,817

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	C89 Sub-Account	C90 Sub-Account	C58 Sub-Account
Income:
Dividend income	$—	$—	$83,925

Expenses:
Mortality and expense risk charges	(1,990)	(213,193)	(58,666)
Distribution and administration charges	(748)	(74,167)	(20,004)

Net investment income (loss)	(2,738)	(287,360)	5,255

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	755	1,871,889	62,314
Realized gain distributions	—	—	662,137

Net realized gains (losses)	755	1,871,889	724,451

Net change in unrealized appreciation (depreciation)	36,444	2,765,257	261,230

Net realized and change in unrealized gains (losses)	37,199	4,637,146	985,681

Net increase (decrease) in net assets from operations	$34,461	$4,349,786	$990,936

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	C91 Sub-Account	FD7 Sub-Account	F24 Sub-Account
Income:
Dividend income	$—	$1,562,247	$304,579

Expenses:
Mortality and expense risk charges	(128)	(1,253,643)	(1,777,734)
Distribution and administration charges	(53)	(393,142)	(579,684)

Net investment income (loss)	(181)	(84,538)	(2,052,839)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	299	2,017,426	3,284,919
Realized gain distributions	—	4,938,194	17,277,526

Net realized gains (losses)	299	6,955,620	20,562,445

Net change in unrealized appreciation (depreciation)	2,852	13,264,132	17,701,255

Net realized and change in unrealized gains (losses)	3,151	20,219,752	38,263,700

Net increase (decrease) in net assets from operations	$2,970	$20,135,214	$36,210,861

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	F88 Sub-Account	FB9 Sub-Account	F15 Sub-Account
Income:
Dividend income	$41,047	$208,103	$331,863

Expenses:
Mortality and expense risk charges	(31,556)	(148,454)	(235,321)
Distribution and administration charges	(11,160)	(51,070)	(77,027)

Net investment income (loss)	(1,669)	8,579	19,515

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	32,469	209,038	517,324
Realized gain distributions	105,893	861,081	1,061,400

Net realized gains (losses)	138,362	1,070,119	1,578,724

Net change in unrealized appreciation (depreciation)	178,241	669,304	1,527,161

Net realized and change in unrealized gains (losses)	316,603	1,739,423	3,105,885

Net increase (decrease) in net assets from operations	$314,934	$1,748,002	$3,125,400

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	F41 Sub-Account	FE3 Sub-Account	T21 Sub-Account
Income:
Dividend income	$517,912	$679,101	$202,829

Expenses:
Mortality and expense risk charges	(980,495)	(2,782,354)	(261,034)
Distribution and administration charges	(331,008)	(892,026)	(90,497)

Net investment income (loss)	(793,591)	(2,995,279)	(148,702)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,529,305)	(5,239,074)	739,656
Realized gain distributions	9,283,963	7,362,449	—

Net realized gains (losses)	6,754,658	2,123,375	739,656

Net change in unrealized appreciation (depreciation)	9,323,427	33,329,453	3,955,027

Net realized and change in unrealized gains (losses)	16,078,085	35,452,828	4,694,683

Net increase (decrease) in net assets from operations	$15,284,494	$32,457,549	$4,545,981

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	T20 Sub-Account	FE6 Sub-Account	T59 Sub-Account
Income:
Dividend income	$1,352,674	$923,874	$300,247

Expenses:
Mortality and expense risk charges	(977,870)	(324,819)	(57,491)
Distribution and administration charges	(372,562)	(102,464)	(23,723)

Net investment income (loss)	2,242	496,591	219,033

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,246,223)	(52,645)	(34,844)
Realized gain distributions	807,401	1,703,218	—

Net realized gains (losses)	(438,822)	1,650,573	(34,844)

Net change in unrealized appreciation (depreciation)	8,345,887	2,127,360	(164,682)

Net realized and change in unrealized gains (losses)	7,907,065	3,777,933	(199,526)

Net increase (decrease) in net assets from operations	$7,909,307	$4,274,524	$19,507

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	F56 Sub-Account	F59 Sub-Account	FF0 Sub-Account
Income:
Dividend income	$399,185	$2,992,771	$80,257

Expenses:
Mortality and expense risk charges	(184,245)	(703,770)	(19,142)
Distribution and administration charges	(64,043)	(231,010)	(5,807)

Net investment income (loss)	150,897	2,057,991	55,308

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(676,445)	(222,539)	18,026
Realized gain distributions	2,742,217	904,526	24,710

Net realized gains (losses)	2,065,772	681,987	42,736

Net change in unrealized appreciation (depreciation)	(362,298)	4,947,386	133,681

Net realized and change in unrealized gains (losses)	1,703,474	5,629,373	176,417

Net increase (decrease) in net assets from operations	$1,854,371	$7,687,364	$231,725

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	F54 Sub-Account	FG8 Sub-Account	F53 Sub-Account
Income:
Dividend income	$2,184,955	$3,720	$242,085

Expenses:
Mortality and expense risk charges	(1,538,837)	(3,112)	(284,168)
Distribution and administration charges	(506,462)	(971)	(99,972)

Net investment income (loss)	139,656	(363)	(142,055)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,855,630	(11,920)	(1,538,446)
Realized gain distributions	11,683,042	20,908	3,856,572

Net realized gains (losses)	15,538,672	8,988	2,318,126

Net change in unrealized appreciation (depreciation)	7,202,452	38,793	2,835,195

Net realized and change in unrealized gains (losses)	22,741,124	47,781	5,153,321

Net increase (decrease) in net assets from operations	$22,880,780	$47,418	$5,011,266

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	FJ9 Sub-Account	T28 Sub-Account	FJ0 Sub-Account
Income:
Dividend income	$3,571	$647,363	$8,028

Expenses:
Mortality and expense risk charges	(3,867)	(156,769)	(2,006)
Distribution and administration charges	(1,494)	(55,204)	(635)

Net investment income (loss)	(1,790)	435,390	5,387

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(49,509)	(283,096)	(5,902)
Realized gain distributions	63,357	—	—

Net realized gains (losses)	13,848	(283,096)	(5,902)

Net change in unrealized appreciation (depreciation)	57,431	632,479	12,705

Net realized and change in unrealized gains (losses)	71,279	349,383	6,803

Net increase (decrease) in net assets from operations	$69,489	$784,773	$12,190

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	G03 Sub-Account	H24 Sub-Account	H32 Sub-Account
Income:
Dividend income	$362	$21,359	$—

Expenses:
Mortality and expense risk charges	(49)	(9,246)	(11,977)
Distribution and administration charges	(20)	(3,126)	(4,190)

Net investment income (loss)	293	8,987	(16,167)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	12	(22,842)	(42,335)
Realized gain distributions	1,265	—	208,439

Net realized gains (losses)	1,277	(22,842)	166,104

Net change in unrealized appreciation (depreciation)	115	60,335	64,584

Net realized and change in unrealized gains (losses)	1,392	37,493	230,688

Net increase (decrease) in net assets from operations	$1,685	$46,480	$214,521

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	V35 Sub-Account	V13 Sub-Account	V11 Sub-Account
Income:
Dividend income	$22,148	$412,806	$2,035,389

Expenses:
Mortality and expense risk charges	(66,461)	(308,697)	(1,097,319)
Distribution and administration charges	(23,477)	(105,099)	(350,383)

Net investment income (loss)	(67,790)	(990)	587,687

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(118,914)	(153,610)	(1,043,161)
Realized gain distributions	393,568	3,152,144	6,344,088

Net realized gains (losses)	274,654	2,998,534	5,300,927

Net change in unrealized appreciation (depreciation)	879,227	2,129,231	9,074,976

Net realized and change in unrealized gains (losses)	1,153,881	5,127,765	14,375,903

Net increase (decrease) in net assets from operations	$1,086,091	$5,126,775	$14,963,590

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	AC1 Sub-Account	J88 Sub-Account	J94 Sub-Account
Income:
Dividend income	$30,282	$951,868	$89,979

Expenses:
Mortality and expense risk charges	(32,068)	(494,895)	(178,379)
Distribution and administration charges	(9,766)	(155,363)	(56,006)

Net investment income (loss)	(11,552)	301,610	(144,406)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	49,241	(74,563)	451,216
Realized gain distributions	152,205	—	1,028,826

Net realized gains (losses)	201,446	(74,563)	1,480,042

Net change in unrealized appreciation (depreciation)	387,748	2,153,039	2,346,047

Net realized and change in unrealized gains (losses)	589,194	2,078,476	3,826,089

Net increase (decrease) in net assets from operations	$577,642	$2,380,086	$3,681,683

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	L11 Sub-Account	L18 Sub-Account	L17 Sub-Account
Income:
Dividend income	$274,876	$—	$385,355

Expenses:
Mortality and expense risk charges	(382,467)	(275,299)	(408,075)
Distribution and administration charges	(128,634)	(103,454)	(140,080)

Net investment income (loss)	(236,225)	(378,753)	(162,800)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	216,081	(491,855)	(1,603,029)
Realized gain distributions	—	1,981,410	783,134

Net realized gains (losses)	216,081	1,489,555	(819,895)

Net change in unrealized appreciation (depreciation)	4,748,459	5,293,168	6,717,165

Net realized and change in unrealized gains (losses)	4,964,540	6,782,723	5,897,270

Net increase (decrease) in net assets from operations	$4,728,315	$6,403,970	$5,734,470

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M07 Sub-Account	M35 Sub-Account	M31 Sub-Account
Income:
Dividend income	$7,081,231	$6,047,457	$—

Expenses:
Mortality and expense risk charges	(3,717,073)	(3,560,796)	(1,804,705)
Distribution and administration charges	(554,021)	(1,181,304)	(296,954)

Net investment income (loss)	2,810,137	1,305,357	(2,101,659)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,224,356	3,792,855	12,500,534
Realized gain distributions	8,060,058	7,731,866	12,699,851

Net realized gains (losses)	11,284,414	11,524,721	25,200,385

Net change in unrealized appreciation (depreciation)	38,023,976	35,380,547	21,375,801

Net realized and change in unrealized gains (losses)	49,308,390	46,905,268	46,576,186

Net increase (decrease) in net assets from operations	$52,118,527	$48,210,625	$44,474,527

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M80 Sub-Account	MF1 Sub-Account	M41 Sub-Account
Income:
Dividend income	$—	$—	$—

Expenses:
Mortality and expense risk charges	(254,957)	(281,497)	(314,694)
Distribution and administration charges	(93,934)	(58,531)	(110,245)

Net investment income (loss)	(348,891)	(340,028)	(424,939)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,654,338	1,027,295	939,177
Realized gain distributions	1,878,055	2,978,075	3,426,547

Net realized gains (losses)	3,532,393	4,005,370	4,365,724

Net change in unrealized appreciation (depreciation)	3,209,092	3,422,127	3,846,452

Net realized and change in unrealized gains (losses)	6,741,485	7,427,497	8,212,176

Net increase (decrease) in net assets from operations	$6,392,594	$7,087,469	$7,787,237

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M05 Sub-Account	M42 Sub-Account	M89 Sub-Account
Income:
Dividend income	$—	$—	$13,994,861

Expenses:
Mortality and expense risk charges	(614,668)	(444,962)	(5,374,543)
Distribution and administration charges	(128,845)	(165,788)	(1,703,198)

Net investment income (loss)	(743,513)	(610,750)	6,917,120

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	443,449	1,873,138	(1,294,208)
Realized gain distributions	9,132,191	6,916,160	—

Net realized gains (losses)	9,575,640	8,789,298	(1,294,208)

Net change in unrealized appreciation (depreciation)	7,809,540	3,759,741	29,519,797

Net realized and change in unrealized gains (losses)	17,385,180	12,549,039	28,225,589

Net increase (decrease) in net assets from operations	$16,641,667	$11,938,289	$35,142,709

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M82 Sub-Account	M44 Sub-Account	M40 Sub-Account
Income:
Dividend income	$680,489	$3,942,968	$1,838,637

Expenses:
Mortality and expense risk charges	(1,473,624)	(1,210,611)	(607,330)
Distribution and administration charges	(480,825)	(210,784)	(211,541)

Net investment income (loss)	(1,273,960)	2,521,573	1,019,766

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,179,396	(1,091,780)	972,263
Realized gain distributions	11,904,875	289,538	145,633

Net realized gains (losses)	17,084,271	(802,242)	1,117,896

Net change in unrealized appreciation (depreciation)	14,996,133	18,956,238	8,116,274

Net realized and change in unrealized gains (losses)	32,080,404	18,153,996	9,234,170

Net increase (decrease) in net assets from operations	$30,806,444	$20,675,569	$10,253,936

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M83 Sub-Account	M08 Sub-Account	MB6 Sub-Account
Income:
Dividend income	$4,557,001	$1,948,381	$3,582,421

Expenses:
Mortality and expense risk charges	(2,700,578)	(1,287,156)	(2,976,851)
Distribution and administration charges	(791,580)	(443,726)	(481,940)

Net investment income (loss)	1,064,843	217,499	123,630

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7,427,772	123,222	18,304,969
Realized gain distributions	9,590,957	4,681,544	18,079,163

Net realized gains (losses)	17,018,729	4,804,766	36,384,132

Net change in unrealized appreciation (depreciation)	34,673,474	20,169,467	21,892,323

Net realized and change in unrealized gains (losses)	51,692,203	24,974,233	58,276,455

Net increase (decrease) in net assets from operations	$52,757,046	$25,191,732	$58,400,085

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MB7 Sub-Account	MC0 Sub-Account	MA0 Sub-Account
Income:
Dividend income	$731,235	$1,869,706	$4,238,840

Expenses:
Mortality and expense risk charges	(730,696)	(598,747)	(1,478,066)
Distribution and administration charges	(275,671)	(112,268)	(467,613)

Net investment income (loss)	(275,132)	1,158,691	2,293,161

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,405,201	(289,863)	(438,794)
Realized gain distributions	4,442,609	—	—

Net realized gains (losses)	8,847,810	(289,863)	(438,794)

Net change in unrealized appreciation (depreciation)	5,301,682	5,159,392	12,285,001

Net realized and change in unrealized gains (losses)	14,149,492	4,869,529	11,846,207

Net increase (decrease) in net assets from operations	$13,874,360	$6,028,220	$14,139,368

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MC2 Sub-Account	MC1 Sub-Account	MC3 Sub-Account
Income:
Dividend income	$758,576	$213,886	$105,942

Expenses:
Mortality and expense risk charges	(1,159,126)	(480,513)	(195,394)
Distribution and administration charges	(220,757)	(171,619)	(36,372)

Net investment income (loss)	(621,307)	(438,246)	(125,824)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	8,728,882	1,372,566	166,340
Realized gain distributions	12,379,441	5,081,762	501,484

Net realized gains (losses)	21,108,323	6,454,328	667,824

Net change in unrealized appreciation (depreciation)	5,216,051	4,325,042	2,215,434

Net realized and change in unrealized gains (losses)	26,324,374	10,779,370	2,883,258

Net increase (decrease) in net assets from operations	$25,703,067	$10,341,124	$2,757,434

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MA1 Sub-Account	MC4 Sub-Account	MC5 Sub-Account
Income:
Dividend income	$61,696	$225,375	$16,765

Expenses:
Mortality and expense risk charges	(194,792)	(111,643)	(9,515)
Distribution and administration charges	(67,378)	(20,188)	(3,447)

Net investment income (loss)	(200,474)	93,544	3,803

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	593,324	(70,361)	1,636
Realized gain distributions	504,805	—	—

Net realized gains (losses)	1,098,129	(70,361)	1,636

Net change in unrealized appreciation (depreciation)	1,821,414	389,041	24,296

Net realized and change in unrealized gains (losses)	2,919,543	318,680	25,932

Net increase (decrease) in net assets from operations	$2,719,069	$412,224	$29,735

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MC6 Sub-Account	MC7 Sub-Account	MC8 Sub-Account
Income:
Dividend income	$252,809	$5,179	$840,614

Expenses:
Mortality and expense risk charges	(560,543)	(21,734)	(982,831)
Distribution and administration charges	(86,178)	(9,214)	(143,839)

Net investment income (loss)	(393,912)	(25,769)	(286,056)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,653,270	111,332	7,352,730
Realized gain distributions	4,855,340	208,538	6,755,725

Net realized gains (losses)	9,508,610	319,870	14,108,455

Net change in unrealized appreciation (depreciation)	4,100,002	258,452	7,052,565

Net realized and change in unrealized gains (losses)	13,608,612	578,322	21,161,020

Net increase (decrease) in net assets from operations	$13,214,700	$552,553	$20,874,964

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MC9 Sub-Account	MD0 Sub-Account	M92 Sub-Account
Income:
Dividend income	$36,083	$1,145,228	$13,320,895

Expenses:
Mortality and expense risk charges	(57,735)	(511,688)	(6,306,231)
Distribution and administration charges	(18,290)	(79,299)	(1,988,322)

Net investment income (loss)	(39,942)	554,241	5,026,342

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	402,737	1,212,722	6,358,764
Realized gain distributions	399,263	929,091	12,018,048

Net realized gains (losses)	802,000	2,141,813	18,376,812

Net change in unrealized appreciation (depreciation)	489,821	2,378,266	38,714,473

Net realized and change in unrealized gains (losses)	1,291,821	4,520,079	57,091,285

Net increase (decrease) in net assets from operations	$1,251,879	$5,074,320	$62,117,627

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M96 Sub-Account	MD2 Sub-Account	MA6 Sub-Account
Income:
Dividend income	$2,231,586	$4,070,640	$2,752,061

Expenses:
Mortality and expense risk charges	(906,769)	(1,865,231)	(600,475)
Distribution and administration charges	(162,599)	(628,463)	(105,254)

Net investment income (loss)	1,162,218	1,576,946	2,046,332

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,278,668)	(1,178,920)	(635,045)
Realized gain distributions	—	—	—

Net realized gains (losses)	(1,278,668)	(1,178,920)	(635,045)

Net change in unrealized appreciation (depreciation)	3,781,989	6,531,642	4,657,175

Net realized and change in unrealized gains (losses)	2,503,321	5,352,722	4,022,130

Net increase (decrease) in net assets from operations	$3,665,539	$6,929,668	$6,068,462

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MA3 Sub-Account	M97 Sub-Account	MD5 Sub-Account
Income:
Dividend income	$1,950,126	$411,680	$153,499

Expenses:
Mortality and expense risk charges	(453,357)	(420,035)	(194,345)
Distribution and administration charges	(166,339)	(84,275)	(66,173)

Net investment income (loss)	1,330,430	(92,630)	(107,019)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(472,005)	1,147,415	285,880
Realized gain distributions	—	3,689,439	1,700,991

Net realized gains (losses)	(472,005)	4,836,854	1,986,871

Net change in unrealized appreciation (depreciation)	3,452,945	3,109,153	1,655,050

Net realized and change in unrealized gains (losses)	2,980,940	7,946,007	3,641,921

Net increase (decrease) in net assets from operations	$4,311,370	$7,853,377	$3,534,902

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M98 Sub-Account	M93 Sub-Account	MD6 Sub-Account
Income:
Dividend income	$739,811	$1,172,660	$1,812,369

Expenses:
Mortality and expense risk charges	(493,649)	(1,040,293)	(3,824,920)
Distribution and administration charges	(85,986)	(356,848)	(617,061)

Net investment income (loss)	160,176	(224,481)	(2,629,612)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,019,684	8,404,873	29,860,170
Realized gain distributions	1,214,007	2,458,206	24,212,419

Net realized gains (losses)	5,233,691	10,863,079	54,072,589

Net change in unrealized appreciation (depreciation)	3,321,340	6,894,434	47,665,760

Net realized and change in unrealized gains (losses)	8,555,031	17,757,513	101,738,349

Net increase (decrease) in net assets from operations	$8,715,207	$17,533,032	$99,108,737

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MB3 Sub-Account	MD8 Sub-Account	MD9 Sub-Account
Income:
Dividend income	$116,194	$653,153	$1,885,817

Expenses:
Mortality and expense risk charges	(412,793)	(492,008)	(1,435,340)
Distribution and administration charges	(161,809)	(75,794)	(489,532)

Net investment income (loss)	(458,408)	85,351	(39,055)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,790,692	—	—
Realized gain distributions	2,682,539	—	—

Net realized gains (losses)	5,473,231	—	—

Net change in unrealized appreciation (depreciation)	5,776,033	—	—

Net realized and change in unrealized gains (losses)	11,249,264	—	—

Net increase (decrease) in net assets from operations	$10,790,856	$85,351	$(39,055)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	ME2 Sub-Account	ME3 Sub-Account	MA5 Sub-Account
Income:
Dividend income	$282,109	$458,594	$882,689

Expenses:
Mortality and expense risk charges	(229,453)	(482,583)	(305,021)
Distribution and administration charges	(48,884)	(171,876)	(56,829)

Net investment income (loss)	3,772	(195,865)	520,839

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	754,435	1,185,041	(90,709)
Realized gain distributions	806,986	1,595,820	—

Net realized gains (losses)	1,561,421	2,780,861	(90,709)

Net change in unrealized appreciation (depreciation)	2,914,964	6,166,935	1,947,006

Net realized and change in unrealized gains (losses)	4,476,385	8,947,796	1,856,297

Net increase (decrease) in net assets from operations	$4,480,157	$8,751,931	$2,377,136

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MA7 Sub-Account	ME4 Sub-Account	MA2 Sub-Account
Income:
Dividend income	$131,203	$—	$—

Expenses:
Mortality and expense risk charges	(47,680)	(216,134)	(18,564)
Distribution and administration charges	(16,467)	(46,219)	(7,023)

Net investment income (loss)	67,056	(262,353)	(25,587)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(16,697)	2,574,164	161,599
Realized gain distributions	—	1,828,477	174,983

Net realized gains (losses)	(16,697)	4,402,641	336,582

Net change in unrealized appreciation (depreciation)	321,429	1,059,864	136,559

Net realized and change in unrealized gains (losses)	304,732	5,462,505	473,141

Net increase (decrease) in net assets from operations	$371,788	$5,200,152	$447,554

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MF3 Sub-Account	MF5 Sub-Account	MF6 Sub-Account
Income:
Dividend income	$250,443	$9,782,801	$64,718

Expenses:
Mortality and expense risk charges	(668,769)	(5,130,549)	(21,899)
Distribution and administration charges	(228,850)	(1,663,487)	(9,579)

Net investment income (loss)	(647,176)	2,988,765	33,240

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(760,978)	(2,044,458)	79,515
Realized gain distributions	8,750,623	20,396,022	11,386

Net realized gains (losses)	7,989,645	18,351,564	90,901

Net change in unrealized appreciation (depreciation)	4,231,927	35,726,802	265,482

Net realized and change in unrealized gains (losses)	12,221,572	54,078,366	356,383

Net increase (decrease) in net assets from operations	$11,574,396	$57,067,131	$389,623

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MF7 Sub-Account	MF9 Sub-Account	MG1 Sub-Account
Income:
Dividend income	$1,441,983	$6,438,699	$1,671,391

Expenses:
Mortality and expense risk charges	(643,535)	(4,062,700)	(1,465,956)
Distribution and administration charges	(229,425)	(1,304,292)	(477,367)

Net investment income (loss)	569,023	1,071,707	(271,932)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,433,072	2,723,943	(412,851)
Realized gain distributions	278,310	30,022,100	—

Net realized gains (losses)	2,711,382	32,746,043	(412,851)

Net change in unrealized appreciation (depreciation)	7,890,371	37,179,675	8,180,523

Net realized and change in unrealized gains (losses)	10,601,753	69,925,718	7,767,672

Net increase (decrease) in net assets from operations	$11,170,776	$70,997,425	$7,495,740

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MF2 Sub-Account	MG2 Sub-Account	MG3 Sub-Account
Income:
Dividend income	$5,223,853	$2,649,314	$310,503

Expenses:
Mortality and expense risk charges	(2,509,417)	(1,369,294)	(312,533)
Distribution and administration charges	(897,113)	(441,126)	(119,504)

Net investment income (loss)	1,817,323	838,894	(121,534)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	12,600	70,113	(536,853)
Realized gain distributions	—	—	2,045,216

Net realized gains (losses)	12,600	70,113	1,508,363

Net change in unrealized appreciation (depreciation)	4,852,171	2,583,630	4,830,956

Net realized and change in unrealized gains (losses)	4,864,771	2,653,743	6,339,319

Net increase (decrease) in net assets from operations	$6,682,094	$3,492,637	$6,217,785

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MG4 Sub-Account	MG6 Sub-Account	MG7 Sub-Account
Income:
Dividend income	$209,785	$28,981,888	$40,585

Expenses:
Mortality and expense risk charges	(267,594)	(16,137,147)	(95,957)
Distribution and administration charges	(85,124)	(5,218,652)	(31,312)

Net investment income (loss)	(142,933)	7,626,089	(86,684)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(237,998)	18,046,923	(258,308)
Realized gain distributions	1,813,187	89,967,222	1,203,634

Net realized gains (losses)	1,575,189	108,014,145	945,326

Net change in unrealized appreciation (depreciation)	4,031,740	121,640,903	1,230,783

Net realized and change in unrealized gains (losses)	5,606,929	229,655,048	2,176,109

Net increase (decrease) in net assets from operations	$5,463,996	$237,281,137	$2,089,425

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	V44 Sub-Account	V43 Sub-Account	O19 Sub-Account
Income:
Dividend income	$—	$—	$—

Expenses:
Mortality and expense risk charges	(143,600)	(94,933)	(170,103)
Distribution and administration charges	(47,842)	(30,536)	(68,729)

Net investment income (loss)	(191,442)	(125,469)	(238,832)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	380,081	697,441	(105,251)
Realized gain distributions	657,213	1,055,600	1,369,098

Net realized gains (losses)	1,037,294	1,753,041	1,263,847

Net change in unrealized appreciation (depreciation)	1,960,842	789,341	2,926,219

Net realized and change in unrealized gains (losses)	2,998,136	2,542,382	4,190,066

Net increase (decrease) in net assets from operations	$2,806,694	$2,416,913	$3,951,234

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	O23 Sub-Account	O20 Sub-Account	O21 Sub-Account
Income:
Dividend income	$218,641	$97,675	$1,252,671

Expenses:
Mortality and expense risk charges	(136,686)	(193,820)	(1,948,634)
Distribution and administration charges	(41,190)	(67,741)	(720,533)

Net investment income (loss)	40,765	(163,886)	(1,416,496)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	278,353	247,083	8,338,429
Realized gain distributions	175,774	2,205,847	24,849,733

Net realized gains (losses)	454,127	2,452,930	33,188,162

Net change in unrealized appreciation (depreciation)	1,036,159	1,782,214	7,743,862

Net realized and change in unrealized gains (losses)	1,490,286	4,235,144	40,932,024

Net increase (decrease) in net assets from operations	$1,531,051	$4,071,258	$39,515,528

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	O04 Sub-Account	PH2 Sub-Account	P08 Sub-Account
Income:
Dividend income	$—	$5,661	$491,035

Expenses:
Mortality and expense risk charges	(58,468)	(4,862)	(210,955)
Distribution and administration charges	(24,374)	(1,300)	(72,699)

Net investment income (loss)	(82,842)	(501)	207,381

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(66,782)	(19,837)	(78,054)
Realized gain distributions	450,053	—	—

Net realized gains (losses)	383,271	(19,837)	(78,054)

Net change in unrealized appreciation (depreciation)	712,934	106,721	1,472,575

Net realized and change in unrealized gains (losses)	1,096,205	86,884	1,394,521

Net increase (decrease) in net assets from operations	$1,013,363	$86,383	$1,601,902

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	PC0 Sub-Account	P70 Sub-Account	P10 Sub-Account
Income:
Dividend income	$422,029	$10,846	$1,036,804

Expenses:
Mortality and expense risk charges	(182,964)	(2,910)	(287,981)
Distribution and administration charges	(58,384)	(1,085)	(96,064)

Net investment income (loss)	180,681	6,851	652,759

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(169,165)	(28,719)	(1,800,207)
Realized gain distributions	—	—	—

Net realized gains (losses)	(169,165)	(28,719)	(1,800,207)

Net change in unrealized appreciation (depreciation)	1,456,580	47,589	3,255,539

Net realized and change in unrealized gains (losses)	1,287,415	18,870	1,455,332

Net increase (decrease) in net assets from operations	$1,468,096	$25,721	$2,108,091

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	PK8 Sub-Account	P20 Sub-Account	PD6 Sub-Account
Income:
Dividend income	$352,072	$11,566	$7,963,414

Expenses:
Mortality and expense risk charges	(97,030)	(3,088)	(4,715,103)
Distribution and administration charges	(35,050)	(1,179)	(1,494,404)

Net investment income (loss)	219,992	7,299	1,753,907

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(87,696)	(18,985)	(3,091,629)
Realized gain distributions	—	—	—

Net realized gains (losses)	(87,696)	(18,985)	(3,091,629)

Net change in unrealized appreciation (depreciation)	827,881	48,575	55,980,825

Net realized and change in unrealized gains (losses)	740,185	29,590	52,889,196

Net increase (decrease) in net assets from operations	$960,177	$36,889	$54,643,103

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	P06 Sub-Account	P07 Sub-Account	P68 Sub-Account
Income:
Dividend income	$554,384	$4,142,192	$28

Expenses:
Mortality and expense risk charges	(423,060)	(1,745,987)	(8)
Distribution and administration charges	(144,433)	(605,442)	(3)

Net investment income (loss)	(13,109)	1,790,763	17

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(725,895)	(1,382,694)	(6)
Realized gain distributions	—	—	—

Net realized gains (losses)	(725,895)	(1,382,694)	(6)

Net change in unrealized appreciation (depreciation)	2,901,183	8,406,563	(25)

Net realized and change in unrealized gains (losses)	2,175,288	7,023,869	(31)

Net increase (decrease) in net assets from operations	$2,162,179	$8,814,632	$(14)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	PI3 Sub-Account	P72 Sub-Account	P95 Sub-Account
Income:
Dividend income	$—	$274,142	$—

Expenses:
Mortality and expense risk charges	(186,121)	(165,667)	(18)
Distribution and administration charges	(58,708)	(55,865)	(7)

Net investment income (loss)	(244,829)	52,610	(25)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(88,411)	313,106	—
Realized gain distributions	—	1,171,568	—

Net realized gains (losses)	(88,411)	1,484,674	—

Net change in unrealized appreciation (depreciation)	990,098	1,746,855	111

Net realized and change in unrealized gains (losses)	901,687	3,231,529	111

Net increase (decrease) in net assets from operations	$656,858	$3,284,139	$86

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	P79 Sub-Account	W41 Sub-Account	W42 Sub-Account
Income:
Dividend income	$—	$191	$94

Expenses:
Mortality and expense risk charges	(58)	(3,289)	(477)
Distribution and administration charges	(23)	(986)	(155)

Net investment income (loss)	(81)	(4,084)	(538)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	29	(13,575)	(799)
Realized gain distributions	—	34,972	6,353

Net realized gains (losses)	29	21,397	5,554

Net change in unrealized appreciation (depreciation)	1,919	42,687	4,003

Net realized and change in unrealized gains (losses)	1,948	64,084	9,557

Net increase (decrease) in net assets from operations	$1,867	$60,000	$9,019

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	AL1 Sub-Account		AO5 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$258,275	$2,404	$136,198	$(9,555)
Net realized gains (losses)	3,398,243	1,915,154	1,821,117	2,636,100
Net change in unrealized appreciation/(depreciation)	2,188,551	(5,255,416)	7,340,627	(10,100,798)

Increase (decrease) in net assets from operations	5,845,069	(3,337,858)	9,297,942	(7,474,253)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	634,100	394,253	506,046	417,148
Transfers between Sub-Accounts (including the Fixed Account), net	(656,419)	(1,084,323)	(727,344)	912,942
Withdrawals, surrenders, annuitizations and contract charges	(5,869,993)	(7,819,516)	(10,597,645)	(13,996,121)

Net accumulation activity	(5,892,312)	(8,509,586)	(10,818,943)	(12,666,031)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(5,892,312)	(8,509,586)	(10,818,943)	(12,666,031)

Total increase (decrease) in net assets	(47,243)	(11,847,444)	(1,521,001)	(20,140,284)

Net assets at beginning of year	37,903,067	49,750,511	73,598,916	93,739,200

Net assets at end of year	$37,855,824	$37,903,067	$72,077,915	$73,598,916

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	AM2 Sub-Account		A98 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$(60,337)	$(61,511)	$(244,132)	$(195,268)
Net realized gains (losses)	260,074	200,642	389,132	1,740,925
Net change in unrealized appreciation/(depreciation)	787,565	(1,113,581)	3,647,301	(9,685,602)

Increase (decrease) in net assets from operations	987,302	(974,450)	3,792,301	(8,139,945)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	4,456	3,627	473,057	533,024
Transfers between Sub-Accounts (including the Fixed Account), net	(379,632)	643,064	505,607	4,899,754
Withdrawals, surrenders, annuitizations and contract charges	(583,324)	(694,194)	(4,220,643)	(6,141,657)

Net accumulation activity	(958,500)	(47,503)	(3,241,979)	(708,879)

Annuitization Activity:
Annuitizations	—	—	—	149,843
Annuity payments and contract charges	—	—	(13,804)	(16,768)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	26	(56)

Net annuitization activity	—	—	(13,778)	133,019

Net increase (decrease) from contract owner transactions	(958,500)	(47,503)	(3,255,757)	(575,860)

Total increase (decrease) in net assets	28,802	(1,021,953)	536,544	(8,715,805)

Net assets at beginning of year	4,303,059	5,325,012	26,841,883	35,557,688

Net assets at end of year	$4,331,861	$4,303,059	$27,378,427	$26,841,883

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	AC4 Sub-Account		A74 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$(312)	$—	$(168,758)	$(187,386)
Net realized gains (losses)	5,420	—	1,169,478	1,171,525
Net change in unrealized appreciation/(depreciation)	684	—	968,916	(3,063,412)

Increase (decrease) in net assets from operations	5,792	—	1,969,636	(2,079,273)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	71,502	—	198,126	104,597
Transfers between Sub-Accounts (including the Fixed Account), net	13,263	—	464,916	1,581,249
Withdrawals, surrenders, annuitizations and contract charges	(236)	—	(1,255,034)	(1,791,077)

Net accumulation activity	84,529	—	(591,992)	(105,231)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(1,692)	(3,683)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	281	2,325

Net annuitization activity	—	—	(1,411)	(1,358)

Net increase (decrease) from contract owner transactions	84,529	—	(593,403)	(106,589)

Total increase (decrease) in net assets	90,321	—	1,376,233	(2,185,862)

Net assets at beginning of year	—	—	11,122,134	13,307,996

Net assets at end of year	$90,321	$—	$12,498,367	$11,122,134

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	AP0 Sub-Account		AQ1 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$(7)	$—	$35	$—
Net realized gains (losses)	562	—	3	—
Net change in unrealized appreciation/(depreciation)	9,414	—	110	—

Increase (decrease) in net assets from operations	9,969	—	148	—

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	105,899	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	4,357	—	6,961	—
Withdrawals, surrenders, annuitizations and contract charges	(349)	—	—	—

Net accumulation activity	109,907	—	6,961	—

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	109,907	—	6,961	—

Total increase (decrease) in net assets	119,876	—	7,109	—

Net assets at beginning of year	—	—	—	—

Net assets at end of year	$119,876	$—	$7,109	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	AS3 Sub-Account		AQ3 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$1,090	$—	$9	$—
Net realized gains (losses)	181	—	8	—
Net change in unrealized appreciation/(depreciation)	4,019	—	307	—

Increase (decrease) in net assets from operations	5,290	—	324	—

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	95,000	—	3,500	—
Transfers between Sub-Accounts (including the Fixed Account), net	13,889	—	(97)	—
Withdrawals, surrenders, annuitizations and contract charges	—	—	(12)	—

Net accumulation activity	108,889	—	3,391	—

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	108,889	—	3,391	—

Total increase (decrease) in net assets	114,179	—	3,715	—

Net assets at beginning of year	—	—	—	—

Net assets at end of year	$114,179	$—	$3,715	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	B18 Sub-Account		L33 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$(1,651,342)	$(3,767,490)	$(65)	$—
Net realized gains (losses)	15,397,342	22,166,279	210	—
Net change in unrealized appreciation/(depreciation)	44,387,747	(58,588,910)	2,167	—

Increase (decrease) in net assets from operations	58,133,747	(40,190,121)	2,312	—

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,725,606	2,896,346	25,595	—
Transfers between Sub-Accounts (including the Fixed Account), net	(9,728,137)	(2,313,350)	(144)	—
Withdrawals, surrenders, annuitizations and contract charges	(51,694,414)	(66,821,548)	(138)	—

Net accumulation activity	(57,696,945)	(66,238,552)	25,313	—

Annuitization Activity:
Annuitizations	23,549	—	—	—
Annuity payments and contract charges	(13,508)	(10,484)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	10,066	(13,268)	—	—

Net annuitization activity	20,107	(23,752)	—	—

Net increase (decrease) from contract owner transactions	(57,676,838)	(66,262,304)	25,313	—

Total increase (decrease) in net assets	456,909	(106,452,425)	27,625	—

Net assets at beginning of year	390,316,328	496,768,753	—	—

Net assets at end of year	$390,773,237	$390,316,328	$27,625	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	C71 Sub-Account		C59 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$(284)	$(379)	(971)	$(824)
Net realized gains (losses)	1,266	5,535	2,801	3,850
Net change in unrealized appreciation/(depreciation)	2,515	(9,528)	14,041	(4,782)

Increase (decrease) in net assets from operations	3,497	(4,372)	15,871	(1,756)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	7,917	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	100	(143)	10,574	(1,658)
Withdrawals, surrenders, annuitizations and contract charges	(875)	(20,429)	(2,207)	(9,260)

Net accumulation activity	(775)	(12,655)	8,367	(10,918)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(775)	(12,655)	8,367	(10,918)

Total increase (decrease) in net assets	2,722	(17,027)	24,238	(12,674)

Net assets at beginning of year	18,507	35,534	41,354	54,028

Net assets at end of year	$21,229	$18,507	$65,592	$41,354

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	C60 Sub-Account		C89 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019		December 31, 2018
Operations:
Net investment income (loss)	$(947,184)	$(1,070,789)	$(2,738	)$	(1,696)
Net realized gains (losses)	5,523,482	5,693,760	755		12,259
Net change in unrealized appreciation/(depreciation)	11,405,519	(6,709,814)	36,444		(18,210)

Increase (decrease) in net assets from operations	15,981,817	(2,086,843)	34,461		(7,647)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	673,488	827,342	—		—
Transfers between Sub-Accounts (including the Fixed Account), net	(4,722,438)	(2,482,113)	18,106		59,575
Withdrawals, surrenders, annuitizations and contract charges	(9,223,283)	(11,109,467)	(5,855)		(4,088)

Net accumulation activity	(13,272,233)	(12,764,238)	12,251		55,487

Annuitization Activity:
Annuitizations	29,104	222,363	—		—
Annuity payments and contract charges	(30,229)	(23,985)	—		—
Transfers between Sub-Accounts, net	—	—	—		—
Adjustments to annuity reserves	(1,722)	769	—		—

Net annuitization activity	(2,847)	199,147	—		—

Net increase (decrease) from contract owner transactions	(13,275,080)	(12,565,091)	12,251		55,487

Total increase (decrease) in net assets	2,706,737	(14,651,934)	46,712		47,840

Net assets at beginning of year	52,539,863	67,191,797	107,634		59,794

Net assets at end of year	$55,246,600	$52,539,863	$154,346		$107,634

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	C90 Sub-Account		C58 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$(287,360)	$(316,281)	$5,255	$46,628
Net realized gains (losses)	1,871,889	1,850,963	724,451	156,167
Net change in unrealized appreciation/(depreciation)	2,765,257	(2,073,444)	261,230	(1,206,332)

Increase (decrease) in net assets from operations	4,349,786	(538,762)	990,936	(1,003,537)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	256,324	453,992	87,849	216,779
Transfers between Sub-Accounts (including the Fixed Account), net	(916,072)	(253,613)	(220,746)	453,173
Withdrawals, surrenders, annuitizations and contract charges	(3,037,734)	(3,878,020)	(821,832)	(937,360)

Net accumulation activity	(3,697,482)	(3,677,641)	(954,729)	(267,408)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(4,120)	4,736	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	956	(14,183)	—	—

Net annuitization activity	(3,164)	(9,447)	—	—

Net increase (decrease) from contract owner transactions	(3,700,646)	(3,687,088)	(954,729)	(267,408)

Total increase (decrease) in net assets	649,140	(4,225,850)	36,207	(1,270,945)

Net assets at beginning of year	15,948,283	20,174,133	4,605,013	5,875,958

Net assets at end of year	$16,597,423	$15,948,283	$4,641,220	$4,605,013

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	C91 Sub-Account		FD7 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$(181)	$—	$(84,538)	$(382,020)
Net realized gains (losses)	299	—	6,955,620	7,880,821
Net change in unrealized appreciation/(depreciation)	2,852	—	13,264,132	(13,129,382)

Increase (decrease) in net assets from operations	2,970	—	20,135,214	(5,630,581)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	27,143	—	734,476	434,228
Transfers between Sub-Accounts (including the Fixed Account), net	6,265	—	2,719,256	9,691,693
Withdrawals, surrenders, annuitizations and contract charges	(162)	—	(14,743,854)	(20,723,390)

Net accumulation activity	33,246	—	(11,290,122)	(10,597,469)

Annuitization Activity:
Annuitizations	—	—	—	187,516
Annuity payments and contract charges	—	—	(89)	(192,435)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	36	(4,065)

Net annuitization activity	—	—	(53)	(8,984)

Net increase (decrease) from contract owner transactions	33,246	—	(11,290,175)	(10,606,453)

Total increase (decrease) in net assets	36,216	—	8,845,039	(16,237,034)

Net assets at beginning of year	—	—	93,952,498	110,189,532

Net assets at end of year	$36,216	$—	$102,797,537	$93,952,498

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	F24 Sub-Account		F88 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$(2,052,839)	$(1,953,233)	$(1,669)	$(11,391)
Net realized gains (losses)	20,562,445	27,652,052	138,362	117,206
Net change in unrealized appreciation/(depreciation)	17,701,255	(35,950,898)	178,241	(261,342)

Increase (decrease) in net assets from operations	36,210,861	(10,252,079)	314,934	(155,527)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,379,979	1,708,942	3	1,601
Transfers between Sub-Accounts (including the Fixed Account), net	(8,403,283)	(2,503,995)	212,399	89,345
Withdrawals, surrenders, annuitizations and contract charges	(20,351,932)	(30,116,013)	(646,449)	(421,565)

Net accumulation activity	(27,375,236)	(30,911,066)	(434,047)	(330,619)

Annuitization Activity:
Annuitizations	72,677	—	—	—
Annuity payments and contract charges	(23,376)	(16,514)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	18,523	(9,293)	—	—

Net annuitization activity	67,824	(25,807)	—	—

Net increase (decrease) from contract owner transactions	(27,307,412)	(30,936,873)	(434,047)	(330,619)

Total increase (decrease) in net assets	8,903,449	(41,188,952)	(119,113)	(486,146)

Net assets at beginning of year	133,455,014	174,643,966	2,352,321	2,838,467

Net assets at end of year	$142,358,463	$133,455,014	$2,233,208	$2,352,321

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FB9 Sub-Account		F15 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$8,579	$(50,984)	$19,515	$(95,412)
Net realized gains (losses)	1,070,119	932,416	1,578,724	1,749,406
Net change in unrealized appreciation/(depreciation)	669,304	(1,756,402)	1,527,161	(3,220,009)

Increase (decrease) in net assets from operations	1,748,002	(874,970)	3,125,400	(1,566,015)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	423,578	49,886	91,612	91,187
Transfers between Sub-Accounts (including the Fixed Account), net	640,884	387,533	(13,515)	235,770
Withdrawals, surrenders, annuitizations and contract charges	(2,351,876)	(2,255,879)	(2,368,849)	(3,647,535)

Net accumulation activity	(1,287,414)	(1,818,460)	(2,290,752)	(3,320,578)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(1,287,414)	(1,818,460)	(2,290,752)	(3,320,578)

Total increase (decrease) in net assets	460,588	(2,693,430)	834,648	(4,886,593)

Net assets at beginning of year	11,440,547	14,133,977	18,320,292	23,206,885

Net assets at end of year	$11,901,135	$11,440,547	$19,154,940	$18,320,292

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	F41 Sub-Account		FE3 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$(793,591)	$(1,173,636)	$(2,995,279)	$1,201,147
Net realized gains (losses)	6,754,658	10,675,021	2,123,375	12,481,080
Net change in unrealized appreciation/(depreciation)	9,323,427	(22,903,360)	33,329,453	(45,025,288)

Increase (decrease) in net assets from operations	15,284,494	(13,401,975)	32,457,549	(31,343,061)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,041,115	1,047,954	2,049,780	2,284,518
Transfers between Sub-Accounts (including the Fixed Account), net	(1,247,656)	2,823,647	(5,245,049)	8,658,751
Withdrawals, surrenders, annuitizations and contract charges	(14,494,177)	(16,887,452)	(32,806,123)	(42,602,901)

Net accumulation activity	(14,700,718)	(13,015,851)	(36,001,392)	(31,659,632)

Annuitization Activity:
Annuitizations	64,694	16,490	92,008	—
Annuity payments and contract charges	(14,854)	(10,320)	(14,461)	(8,321)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	436	1,136	398	336

Net annuitization activity	50,276	7,306	77,945	(7,985)

Net increase (decrease) from contract owner transactions	(14,650,442)	(13,008,545)	(35,923,447)	(31,667,617)

Total increase (decrease) in net assets	634,052	(26,410,520)	(3,465,898)	(63,010,678)

Net assets at beginning of year	76,689,077	103,099,597	223,656,663	286,667,341

Net assets at end of year	$77,323,129	$76,689,077	$220,190,765	$223,656,663

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	T21 Sub-Account		T20 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$(148,702)	$(200,711)	$2,242	$775,164
Net realized gains (losses)	739,656	170,496	(438,822)	2,699,112
Net change in unrealized appreciation/(depreciation)	3,955,027	(4,161,988)	8,345,887	(19,157,107)

Increase (decrease) in net assets from operations	4,545,981	(4,192,203)	7,909,307	(15,682,831)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	298,669	487,990	1,178,503	1,873,510
Transfers between Sub-Accounts (including the Fixed Account), net	(1,025,610)	2,102,873	3,369,456	6,558,623
Withdrawals, surrenders, annuitizations and contract charges	(3,596,228)	(3,903,559)	(12,423,697)	(15,108,371)

Net accumulation activity	(4,323,169)	(1,312,696)	(7,875,738)	(6,676,238)

Annuitization Activity:
Annuitizations	11,215	7,148	104,714	43,793
Annuity payments and contract charges	(3,961)	(3,948)	(22,863)	(12,748)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	383	440	2,407	(27,867)

Net annuitization activity	7,637	3,640	84,258	3,178

Net increase (decrease) from contract owner transactions	(4,315,532)	(1,309,056)	(7,791,480)	(6,673,060)

Total increase (decrease) in net assets	230,449	(5,501,259)	117,827	(22,355,891)

Net assets at beginning of year	20,434,049	25,935,308	77,842,413	100,198,304

Net assets at end of year	$20,664,498	$20,434,049	$77,960,240	$77,842,413

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FE6 Sub-Account		T59 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$496,591	$399,577	$219,033	$(96,658)
Net realized gains (losses)	1,650,573	821,758	(34,844)	(85,699)
Net change in unrealized appreciation/(depreciation)	2,127,360	(4,390,100)	(164,682)	182,229

Increase (decrease) in net assets from operations	4,274,524	(3,168,765)	19,507	(128)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	136,134	147,241	4,145	54,279
Transfers between Sub-Accounts (including the Fixed Account), net	(164,358)	133,648	138,537	199,573
Withdrawals, surrenders, annuitizations and contract charges	(2,893,088)	(6,012,819)	(617,690)	(751,110)

Net accumulation activity	(2,921,312)	(5,731,930)	(475,008)	(497,258)

Annuitization Activity:
Annuitizations	—	—	6,742	—
Annuity payments and contract charges	—	—	(1,386)	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	540	—

Net annuitization activity	—	—	5,896	—

Net increase (decrease) from contract owner transactions	(2,921,312)	(5,731,930)	(469,112)	(497,258)

Total increase (decrease) in net assets	1,353,212	(8,900,695)	(449,605)	(497,386)

Net assets at beginning of year	24,844,546	33,745,241	4,917,758	5,415,144

Net assets at end of year	$26,197,758	$24,844,546	$4,468,153	$4,917,758

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	F56 Sub-Account		F59 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$150,897	$46,812	$2,057,991	$2,213,553
Net realized gains (losses)	2,065,772	2,270,011	681,987	737,887
Net change in unrealized appreciation/(depreciation)	(362,298)	(5,135,476)	4,947,386	(6,588,791)

Increase (decrease) in net assets from operations	1,854,371	(2,818,653)	7,687,364	(3,637,351)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	305,174	192,920	489,312	2,366,565
Transfers between Sub-Accounts (including the Fixed Account), net	395,311	799,010	169,971	(3,524,898)
Withdrawals, surrenders, annuitizations and contract charges	(2,834,265)	(3,059,834)	(10,178,274)	(14,603,187)

Net accumulation activity	(2,133,780)	(2,067,904)	(9,518,991)	(15,761,520)

Annuitization Activity:
Annuitizations	—	—	9,218	—
Annuity payments and contract charges	(4,606)	(8,184)	(3,285)	(8,550)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	115	601	856	(891)

Net annuitization activity	(4,491)	(7,583)	6,789	(9,441)

Net increase (decrease) from contract owner transactions	(2,138,271)	(2,075,487)	(9,512,202)	(15,770,961)

Total increase (decrease) in net assets	(283,900)	(4,894,140)	(1,824,838)	(19,408,312)

Net assets at beginning of year	14,774,999	19,669,139	57,532,026	76,940,338

Net assets at end of year	$14,491,099	$14,774,999	$55,707,188	$57,532,026

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FF0 Sub-Account		F54 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$55,308	$64,252	$139,656	$863,289
Net realized gains (losses)	42,736	14,293	15,538,672	12,661,277
Net change in unrealized appreciation/(depreciation)	133,681	(191,268)	7,202,452	(27,408,877)

Increase (decrease) in net assets from operations	231,725	(112,723)	22,880,780	(13,884,311)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	14,259	31,589	1,529,139	2,037,336
Transfers between Sub-Accounts (including the Fixed Account), net	(84,945)	(38,171)	(2,608,790)	414,156
Withdrawals, surrenders, annuitizations and contract charges	(426,662)	(377,583)	(18,783,857)	(24,997,384)

Net accumulation activity	(497,348)	(384,165)	(19,863,508)	(22,545,892)

Annuitization Activity:
Annuitizations	—	—	92,633	19,811
Annuity payments and contract charges	—	—	(16,051)	(12,377)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	1,415	711

Net annuitization activity	—	—	77,997	8,145

Net increase (decrease) from contract owner transactions	(497,348)	(384,165)	(19,785,511)	(22,537,747)

Total increase (decrease) in net assets	(265,623)	(496,888)	3,095,269	(36,422,058)

Net assets at beginning of year	1,804,932	2,301,820	118,801,510	155,223,568

Net assets at end of year	$1,539,309	$1,804,932	$121,896,779	$118,801,510

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FG8 Sub-Account		F53 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$(363)	$2,108	$(142,055)	$(212,968)
Net realized gains (losses)	8,988	10,894	2,318,126	2,838,431
Net change in unrealized appreciation/(depreciation)	38,793	(44,154)	2,835,195	(6,142,082)

Increase (decrease) in net assets from operations	47,418	(31,152)	5,011,266	(3,516,619)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	5,398	598,035	409,382
Transfers between Sub-Accounts (including the Fixed Account), net	(67,315)	6,227	(1,439,022)	(696,277)
Withdrawals, surrenders, annuitizations and contract charges	(30,365)	(18,109)	(3,926,163)	(5,132,066)

Net accumulation activity	(97,680)	(6,484)	(4,767,150)	(5,418,961)

Annuitization Activity:
Annuitizations	—	—	6,512	48,554
Annuity payments and contract charges	—	—	(1,438)	(49,808)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	269	(1,025)

Net annuitization activity	—	—	5,343	(2,279)

Net increase (decrease) from contract owner transactions	(97,680)	(6,484)	(4,761,807)	(5,421,240)

Total increase (decrease) in net assets	(50,262)	(37,636)	249,459	(8,937,859)

Net assets at beginning of year	274,591	312,227	22,434,949	31,372,808

Net assets at end of year	$224,329	$274,591	$22,684,408	$22,434,949

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FJ9 Sub-Account		T28 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$(1,790)	$(5,855)	$435,390	$160,235
Net realized gains (losses)	13,848	85,420	(283,096)	(628,160)
Net change in unrealized appreciation/(depreciation)	57,431	(156,357)	632,479	(89,982)

Increase (decrease) in net assets from operations	69,489	(76,792)	784,773	(557,907)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	10,843	317,185	359,177
Transfers between Sub-Accounts (including the Fixed Account), net	(36,102)	(366,445)	889,681	(256,442)
Withdrawals, surrenders, annuitizations and contract charges	(172,157)	(66,679)	(2,420,381)	(3,186,450)

Net accumulation activity	(208,259)	(422,281)	(1,213,515)	(3,083,715)

Annuitization Activity:
Annuitizations	—	—	7,102	—
Annuity payments and contract charges	—	—	(1,478)	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	593	—

Net annuitization activity	—	—	6,217	—

Net increase (decrease) from contract owner transactions	(208,259)	(422,281)	(1,207,298)	(3,083,715)

Total increase (decrease) in net assets	(138,770)	(499,073)	(422,525)	(3,641,622)

Net assets at beginning of year	400,380	899,453	12,748,164	16,389,786

Net assets at end of year	$261,610	$400,380	$12,325,639	$12,748,164

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FJ0 Sub-Account		G03 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$5,387	$2,408	$293	$—
Net realized gains (losses)	(5,902)	(7,101)	1,277	—
Net change in unrealized appreciation/(depreciation)	12,705	(4,754)	115	—

Increase (decrease) in net assets from operations	12,190	(9,447)	1,685	—

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	12,856	10,513	35,000	—
Transfers between Sub-Accounts (including the Fixed Account), net	(7,890)	(425)	(117)	—
Withdrawals, surrenders, annuitizations and contract charges	(81,874)	(54,362)	(30)	—

Net accumulation activity	(76,908)	(44,274)	34,853	—

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(76,908)	(44,274)	34,853	—

Total increase (decrease) in net assets	(64,718)	(53,721)	36,538	—

Net assets at beginning of year	220,573	274,294	—	—

Net assets at end of year	$155,855	$220,573	$36,538	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	H24 Sub-Account		H32 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$8,987	$22,361	$(16,167)	$(11,047)
Net realized gains (losses)	(22,842)	(28,225)	166,104	(76,028)
Net change in unrealized appreciation/(depreciation)	60,335	(52,687)	64,584	24,748

Increase (decrease) in net assets from operations	46,480	(58,551)	214,521	(62,327)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	9,175	15,963	2,939
Transfers between Sub-Accounts (including the Fixed Account), net	44,656	(47,101)	(69,240)	(39,531)
Withdrawals, surrenders, annuitizations and contract charges	(166,443)	(317,234)	(175,512)	(377,501)

Net accumulation activity	(121,787)	(355,160)	(228,789)	(414,093)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(121,787)	(355,160)	(228,789)	(414,093)

Total increase (decrease) in net assets	(75,307)	(413,711)	(14,268)	(476,420)

Net assets at beginning of year	858,394	1,272,105	1,054,406	1,530,826

Net assets at end of year	$783,087	$858,394	$1,040,138	$1,054,406

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	V35 Sub-Account		V13 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$(67,790)	$(96,057)	$(990)	$(88,942)
Net realized gains (losses)	274,654	984,566	2,998,534	3,729,770
Net change in unrealized appreciation/(depreciation)	879,227	(1,608,992)	2,129,231	(7,155,135)

Increase (decrease) in net assets from operations	1,086,091	(720,483)	5,126,775	(3,514,307)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	67,510	186,370	294,127	556,149
Transfers between Sub-Accounts (including the Fixed Account), net	39,910	(256,641)	(1,186,324)	576,958
Withdrawals, surrenders, annuitizations and contract charges	(860,092)	(1,753,720)	(2,842,232)	(5,644,991)

Net accumulation activity	(752,672)	(1,823,991)	(3,734,429)	(4,511,884)

Annuitization Activity:
Annuitizations	4,213	—	7,688	—
Annuity payments and contract charges	(262)	—	(1,627)	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	108	—	(2)	—

Net annuitization activity	4,059	—	6,059	—

Net increase (decrease) from contract owner transactions	(748,613)	(1,823,991)	(3,728,370)	(4,511,884)

Total increase (decrease) in net assets	337,478	(2,544,474)	1,398,405	(8,026,191)

Net assets at beginning of year	5,050,033	7,594,507	23,624,426	31,650,617

Net assets at end of year	$5,387,511	$5,050,033	$25,022,831	$23,624,426

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	V11 Sub-Account		AC1 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$587,687	$309,880	$(11,552)	$2,113
Net realized gains (losses)	5,300,927	4,794,963	201,446	54,881
Net change in unrealized appreciation/(depreciation)	9,074,976	(15,984,727)	387,748	(546,550)

Increase (decrease) in net assets from operations	14,963,590	(10,879,884)	577,642	(489,556)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	575,447	576,476	73,422	10,272
Transfers between Sub-Accounts (including the Fixed Account), net	(2,897,632)	3,414,361	(123,396)	280,890
Withdrawals, surrenders, annuitizations and contract charges	(11,089,887)	(17,872,826)	(580,329)	(391,264)

Net accumulation activity	(13,412,072)	(13,881,989)	(630,303)	(100,102)

Annuitization Activity:
Annuitizations	86,152	183,846	7,878	—
Annuity payments and contract charges	(16,375)	(185,906)	(1,723)	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(9,742)	(4,052)	(2)	—

Net annuitization activity	60,035	(6,112)	6,153	—

Net increase (decrease) from contract owner transactions	(13,352,037)	(13,888,101)	(624,150)	(100,102)

Total increase (decrease) in net assets	1,611,553	(24,767,985)	(46,508)	(589,658)

Net assets at beginning of year	87,367,855	112,135,840	2,426,299	3,015,957

Net assets at end of year	$88,979,408	$87,367,855	$2,379,791	$2,426,299

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	J88 Sub-Account		J94 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$301,610	$281,347	$(144,406)	$(141,309)
Net realized gains (losses)	(74,563)	(534,025)	1,480,042	2,339,575
Net change in unrealized appreciation/(depreciation)	2,153,039	(630,145)	2,346,047	(3,296,149)

Increase (decrease) in net assets from operations	2,380,086	(882,823)	3,681,683	(1,097,883)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	391,144	430,685	102,406	130,736
Transfers between Sub-Accounts (including the Fixed Account), net	4,179,157	(1,357,430)	792,039	2,110,498
Withdrawals, surrenders, annuitizations and contract charges	(4,728,268)	(6,724,265)	(1,690,614)	(2,018,163)

Net accumulation activity	(157,967)	(7,651,010)	(796,169)	223,071

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(157,967)	(7,651,010)	(796,169)	223,071

Total increase (decrease) in net assets	2,222,119	(8,533,833)	2,885,514	(874,812)

Net assets at beginning of year	38,269,637	46,803,470	12,883,908	13,758,720

Net assets at end of year	$40,491,756	$38,269,637	$15,769,422	$12,883,908

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	L11 Sub-Account		L18 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$(236,225)	$73,774	$(378,753)	$(415,484)
Net realized gains (losses)	216,081	525,683	1,489,555	4,957,030
Net change in unrealized appreciation/(depreciation)	4,748,459	(8,004,741)	5,293,168	(5,235,369)

Increase (decrease) in net assets from operations	4,728,315	(7,405,284)	6,403,970	(693,823)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	301,330	265,243	351,627	327,111
Transfers between Sub-Accounts (including the Fixed Account), net	(48,660)	3,466,802	(1,856,636)	(1,355,272)
Withdrawals, surrenders, annuitizations and contract charges	(4,518,715)	(5,855,814)	(3,518,361)	(4,046,915)

Net accumulation activity	(4,266,045)	(2,123,769)	(5,023,370)	(5,075,076)

Annuitization Activity:
Annuitizations	—	44,912	20,405	756
Annuity payments and contract charges	(4,423)	(5,224)	(3,909)	(671)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	73	(13)	1,172	(12,636)

Net annuitization activity	(4,350)	39,675	17,668	(12,551)

Net increase (decrease) from contract owner transactions	(4,270,395)	(2,084,094)	(5,005,702)	(5,087,627)

Total increase (decrease) in net assets	457,920	(9,489,378)	1,398,268	(5,781,450)

Net assets at beginning of year	30,828,463	40,317,841	20,439,006	26,220,456

Net assets at end of year	$31,286,383	$30,828,463	$21,837,274	$20,439,006

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	L17 Sub-Account		M07 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$(162,800)	$(105,021)	$2,810,137	$2,496,902
Net realized gains (losses)	(819,895)	4,359,965	11,284,414	18,659,635
Net change in unrealized appreciation/(depreciation)	6,717,165	(7,615,817)	38,023,976	(43,683,554)

Increase (decrease) in net assets from operations	5,734,470	(3,360,873)	52,118,527	(22,527,017)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	591,927	401,780	6,508,994	4,658,650
Transfers between Sub-Accounts (including the Fixed Account), net	(1,537,767)	(825,257)	4,016	(1,892,802)
Withdrawals, surrenders, annuitizations and contract charges	(4,404,020)	(5,372,407)	(41,350,526)	(47,828,508)

Net accumulation activity	(5,349,860)	(5,795,884)	(34,837,516)	(45,062,660)

Annuitization Activity:
Annuitizations	—	—	551,723	1,193,472
Annuity payments and contract charges	(457)	(457)	(626,069)	(645,805)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	60	10	(144,403)	(263,368)

Net annuitization activity	(397)	(447)	(218,749)	284,299

Net increase (decrease) from contract owner transactions	(5,350,257)	(5,796,331)	(35,056,265)	(44,778,361)

Total increase (decrease) in net assets	384,213	(9,157,204)	17,062,262	(67,305,378)

Net assets at beginning of year	31,371,127	40,528,331	291,492,108	358,797,486

Net assets at end of year	$31,755,340	$31,371,127	$308,554,370	$291,492,108

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M35 Sub-Account		M31 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$1,305,357	$935,991	$(2,101,659)	$(1,972,854)
Net realized gains (losses)	11,524,721	19,502,817	25,200,385	19,916,126
Net change in unrealized appreciation/(depreciation)	35,380,547	(44,075,970)	21,375,801	(15,099,024)

Increase (decrease) in net assets from operations	48,210,625	(23,637,162)	44,474,527	2,844,248

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	6,902,336	5,173,630	2,758,299	2,540,163
Transfers between Sub-Accounts (including the Fixed Account), net	(3,124,405)	(4,124,441)	(2,446,975)	(231,012)
Withdrawals, surrenders, annuitizations and contract charges	(47,584,143)	(57,829,987)	(20,744,131)	(17,340,837)

Net accumulation activity	(43,806,212)	(56,780,798)	(20,432,807)	(15,031,686)

Annuitization Activity:
Annuitizations	—	434,860	73,254	66,633
Annuity payments and contract charges	(55,985)	(235,973)	(92,678)	(114,722)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(17,100)	96,366	(34,115)	(77,191)

Net annuitization activity	(73,085)	295,253	(53,539)	(125,280)

Net increase (decrease) from contract owner transactions	(43,879,297)	(56,485,545)	(20,486,346)	(15,156,966)

Total increase (decrease) in net assets	4,331,328	(80,122,707)	23,988,181	(12,312,718)

Net assets at beginning of year	281,998,243	362,120,950	128,977,969	141,290,687

Net assets at end of year	$286,329,571	$281,998,243	$152,966,150	$128,977,969

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M80 Sub-Account		MF1 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$(348,891)	$(353,556)	$(340,028)	$(341,305)
Net realized gains (losses)	3,532,393	3,360,685	4,005,370	5,034,606
Net change in unrealized appreciation/(depreciation)	3,209,092	(2,682,080)	3,422,127	(4,529,576)

Increase (decrease) in net assets from operations	6,392,594	325,049	7,087,469	163,725

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	388,108	236,925	650,560	595,480
Transfers between Sub-Accounts (including the Fixed Account), net	(259,935)	477,225	(591,038)	282,046
Withdrawals, surrenders, annuitizations and contract charges	(3,018,934)	(3,622,685)	(3,603,632)	(3,766,172)

Net accumulation activity	(2,890,761)	(2,908,535)	(3,544,110)	(2,888,646)

Annuitization Activity:
Annuitizations	33,548	22,094	87,667	10,336
Annuity payments and contract charges	(6,145)	(4,295)	(29,439)	(24,635)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	965	(2,332)	(2,822)	3,742

Net annuitization activity	28,368	15,467	55,406	(10,557)

Net increase (decrease) from contract owner transactions	(2,862,393)	(2,893,068)	(3,488,704)	(2,899,203)

Total increase (decrease) in net assets	3,530,201	(2,568,019)	3,598,765	(2,735,478)

Net assets at beginning of year	18,852,039	21,420,058	20,181,465	22,916,943

Net assets at end of year	$22,382,240	$18,852,039	$23,780,230	$20,181,465

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M41 Sub-Account		M05 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$(424,939)	$(457,701)	$(743,513)	$(767,407)
Net realized gains (losses)	4,365,724	6,351,388	9,575,640	7,340,782
Net change in unrealized appreciation/(depreciation)	3,846,452	(5,411,499)	7,809,540	(7,181,035)

Increase (decrease) in net assets from operations	7,787,237	482,188	16,641,667	(607,660)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	603,043	320,722	1,353,242	1,018,674
Transfers between Sub-Accounts (including the Fixed Account), net	(2,150,626)	(1,292,063)	(2,139,302)	(1,732,760)
Withdrawals, surrenders, annuitizations and contract charges	(3,972,744)	(4,851,085)	(7,030,419)	(6,496,373)

Net accumulation activity	(5,520,327)	(5,822,426)	(7,816,479)	(7,210,459)

Annuitization Activity:
Annuitizations	25,225	83,952	48,955	62,768
Annuity payments and contract charges	(12,706)	(10,692)	(32,284)	(53,601)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	191	825	1,560	(23,146)

Net annuitization activity	12,710	74,085	18,231	(13,979)

Net increase (decrease) from contract owner transactions	(5,507,617)	(5,748,341)	(7,798,248)	(7,224,438)

Total increase (decrease) in net assets	2,279,620	(5,266,153)	8,843,419	(7,832,098)

Net assets at beginning of year	23,268,767	28,534,920	44,227,317	52,059,415

Net assets at end of year	$25,548,387	$23,268,767	$53,070,736	$44,227,317

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M42 Sub-Account		M89 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$(610,750)	$(685,182)	$6,917,120	$6,782,825
Net realized gains (losses)	8,789,298	7,512,818	(1,294,208)	(7,182,359)
Net change in unrealized appreciation/(depreciation)	3,759,741	(6,952,594)	29,519,797	(15,591,399)

Increase (decrease) in net assets from operations	11,938,289	(124,958)	35,142,709	(15,990,933)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	918,968	657,194	3,176,590	2,799,378
Transfers between Sub-Accounts (including the Fixed Account), net	(4,435,252)	(3,311,837)	19,142,277	(15,237,641)
Withdrawals, surrenders, annuitizations and contract charges	(6,481,255)	(6,185,942)	(59,270,132)	(83,624,839)

Net accumulation activity	(9,997,539)	(8,840,585)	(36,951,265)	(96,063,102)

Annuitization Activity:
Annuitizations	59,763	1,539	118,557	18,865
Annuity payments and contract charges	(8,115)	(3,166)	(28,095)	(11,629)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	1,132	(23,375)	2,096	(6,976)

Net annuitization activity	52,780	(25,002)	92,558	260

Net increase (decrease) from contract owner transactions	(9,944,759)	(8,865,587)	(36,858,707)	(96,062,842)

Total increase (decrease) in net assets	1,993,530	(8,990,545)	(1,715,998)	(112,053,775)

Net assets at beginning of year	34,009,316	42,999,861	439,785,816	551,839,591

Net assets at end of year	$36,002,846	$34,009,316	$438,069,818	$439,785,816

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M82 Sub-Account		M44 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$(1,273,960)	$(1,613,578)	$2,521,573	$(352,211)
Net realized gains (losses)	17,084,271	23,766,371	(802,242)	(3,019,469)
Net change in unrealized appreciation/(depreciation)	14,996,133	(28,158,400)	18,956,238	3,060,437

Increase (decrease) in net assets from operations	30,806,444	(6,005,607)	20,675,569	(311,243)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,000,177	1,453,373	1,973,302	1,772,328
Transfers between Sub-Accounts (including the Fixed Account), net	(7,263,573)	(6,166,091)	(347,853)	(2,235,143)
Withdrawals, surrenders, annuitizations and contract charges	(16,837,169)	(22,406,738)	(15,962,903)	(14,113,525)

Net accumulation activity	(23,100,565)	(27,119,456)	(14,337,454)	(14,576,340)

Annuitization Activity:
Annuitizations	74,853	—	75,771	112,552
Annuity payments and contract charges	(10,075)	(1,027)	(103,119)	(212,598)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	55	109	20,118	(55,388)

Net annuitization activity	64,833	(918)	(7,230)	(155,434)

Net increase (decrease) from contract owner transactions	(23,035,732)	(27,120,374)	(14,344,684)	(14,731,774)

Total increase (decrease) in net assets	7,770,712	(33,125,981)	6,330,885	(15,043,017)

Net assets at beginning of year	108,924,665	142,050,646	94,027,310	109,070,327

Net assets at end of year	$116,695,377	$108,924,665	$100,358,195	$94,027,310

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M40 Sub-Account		M83 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$1,019,766	$(463,187)	$1,064,843	$(246,922)
Net realized gains (losses)	1,117,896	(2,474,033)	17,018,729	24,858,858
Net change in unrealized appreciation/(depreciation)	8,116,274	2,663,761	34,673,474	(51,644,195)

Increase (decrease) in net assets from operations	10,253,936	(273,459)	52,757,046	(27,032,259)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	738,857	992,003	3,680,792	4,105,227
Transfers between Sub-Accounts (including the Fixed Account), net	(2,320,992)	(2,992,318)	(6,971,305)	894,619
Withdrawals, surrenders, annuitizations and contract charges	(8,081,319)	(10,943,659)	(33,688,999)	(37,090,402)

Net accumulation activity	(9,663,454)	(12,943,974)	(36,979,512)	(32,090,556)

Annuitization Activity:
Annuitizations	5,388	1,723	374,465	371,085
Annuity payments and contract charges	(1,291)	(88)	(234,416)	(310,127)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	543	152	(7,668)	(37,623)

Net annuitization activity	4,640	1,787	132,381	23,335

Net increase (decrease) from contract owner transactions	(9,658,814)	(12,942,187)	(36,847,131)	(32,067,221)

Total increase (decrease) in net assets	595,122	(13,215,646)	15,909,915	(59,099,480)

Net assets at beginning of year	48,720,378	61,936,024	203,900,118	262,999,598

Net assets at end of year	$49,315,500	$48,720,378	$219,810,033	$203,900,118

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M08 Sub-Account		MB6 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$217,499	$(450,574)	$123,630	$(208,559)
Net realized gains (losses)	4,804,766	8,396,753	36,384,132	46,980,515
Net change in unrealized appreciation/(depreciation)	20,169,467	(21,674,331)	21,892,323	(68,748,916)

Increase (decrease) in net assets from operations	25,191,732	(13,728,152)	58,400,085	(21,976,960)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,991,718	1,685,593	6,304,159	4,880,058
Transfers between Sub-Accounts (including the Fixed Account), net	(5,709,666)	1,326,716	(3,897,280)	(2,642,566)
Withdrawals, surrenders, annuitizations and contract charges	(16,709,517)	(24,191,635)	(36,462,734)	(39,166,033)

Net accumulation activity	(20,427,465)	(21,179,326)	(34,055,855)	(36,928,541)

Annuitization Activity:
Annuitizations	—	376,236	730,512	629,093
Annuity payments and contract charges	(57,015)	(136,097)	(468,340)	(322,696)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	699	106,983	127,532	(123,130)

Net annuitization activity	(56,316)	347,122	389,704	183,267

Net increase (decrease) from contract owner transactions	(20,483,781)	(20,832,204)	(33,666,151)	(36,745,274)

Total increase (decrease) in net assets	4,707,951	(34,560,356)	24,733,934	(58,722,234)

Net assets at beginning of year	99,305,473	133,865,829	226,421,225	285,143,459

Net assets at end of year	$104,013,424	$99,305,473	$251,155,159	$226,421,225

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MB7 Sub-Account		MC0 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$(275,132)	$(394,225)	$1,158,691	$1,252,890
Net realized gains (losses)	8,847,810	13,180,487	(289,863)	(478,229)
Net change in unrealized appreciation/(depreciation)	5,301,682	(18,344,538)	5,159,392	(3,241,544)

Increase (decrease) in net assets from operations	13,874,360	(5,558,276)	6,028,220	(2,466,883)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,141,801	1,441,953	920,502	848,773
Transfers between Sub-Accounts (including the Fixed Account), net	(1,966,539)	(1,763,627)	876,184	(245,951)
Withdrawals, surrenders, annuitizations and contract charges	(8,948,781)	(10,583,591)	(7,438,682)	(6,575,847)

Net accumulation activity	(9,773,519)	(10,905,265)	(5,641,996)	(5,973,025)

Annuitization Activity:
Annuitizations	58,286	3,425	84,557	97,056
Annuity payments and contract charges	(26,877)	(20,529)	(86,119)	(76,438)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	4,055	(45,664)	(4,559)	3,293

Net annuitization activity	35,464	(62,768)	(6,121)	23,911

Net increase (decrease) from contract owner transactions	(9,738,055)	(10,968,033)	(5,648,117)	(5,949,114)

Total increase (decrease) in net assets	4,136,305	(16,526,309)	380,103	(8,415,997)

Net assets at beginning of year	55,602,465	72,128,774	48,602,145	57,018,142

Net assets at end of year	$59,738,770	$55,602,465	$48,982,248	$48,602,145

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MA0 Sub-Account		MC2 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$2,293,161	$2,569,282	$(621,307)	$(795,753)
Net realized gains (losses)	(438,794)	(2,091,770)	21,108,323	18,091,243
Net change in unrealized appreciation/(depreciation)	12,285,001	(7,571,584)	5,216,051	(21,666,200)

Increase (decrease) in net assets from operations	14,139,368	(7,094,072)	25,703,067	(4,370,710)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,777,130	1,714,930	1,958,287	2,115,489
Transfers between Sub-Accounts (including the Fixed Account), net	5,713,341	(1,627,731)	(3,280,378)	(1,101,604)
Withdrawals, surrenders, annuitizations and contract charges	(16,826,655)	(27,291,614)	(12,766,386)	(13,931,442)

Net accumulation activity	(9,336,184)	(27,204,415)	(14,088,477)	(12,917,557)

Annuitization Activity:
Annuitizations	33,441	196,413	92,911	91,184
Annuity payments and contract charges	(15,641)	(64,597)	(117,234)	(119,287)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(12,872)	(1,558)	18,667	(39,368)

Net annuitization activity	4,928	130,258	(5,656)	(67,471)

Net increase (decrease) from contract owner transactions	(9,331,256)	(27,074,157)	(14,094,133)	(12,985,028)

Total increase (decrease) in net assets	4,808,112	(34,168,229)	11,608,934	(17,355,738)

Net assets at beginning of year	114,567,450	148,735,679	87,496,028	104,851,766

Net assets at end of year	$119,375,562	$114,567,450	$99,104,962	$87,496,028

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MC1 Sub-Account		MC3 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$(438,246)	$(490,555)	$(125,824)	$(207,794)
Net realized gains (losses)	6,454,328	6,281,631	667,824	314,353
Net change in unrealized appreciation/(depreciation)	4,325,042	(7,796,386)	2,215,434	(2,950,352)

Increase (decrease) in net assets from operations	10,341,124	(2,005,310)	2,757,434	(2,843,793)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,062,736	590,764	150,435	310,156
Transfers between Sub-Accounts (including the Fixed Account), net	(500,463)	3,055,795	34,308	16,433
Withdrawals, surrenders, annuitizations and contract charges	(6,462,132)	(6,633,970)	(1,729,964)	(2,834,742)

Net accumulation activity	(5,899,859)	(2,987,411)	(1,545,221)	(2,508,153)

Annuitization Activity:
Annuitizations	28,759	39,062	10,957	6,740
Annuity payments and contract charges	(28,944)	(25,581)	(22,815)	(38,976)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	9,410	(674)	1,669	(606)

Net annuitization activity	9,225	12,807	(10,189)	(32,842)

Net increase (decrease) from contract owner transactions	(5,890,634)	(2,974,604)	(1,555,410)	(2,540,995)

Total increase (decrease) in net assets	4,450,490	(4,979,914)	1,202,024	(5,384,788)

Net assets at beginning of year	35,718,016	40,697,930	15,397,927	20,782,715

Net assets at end of year	$40,168,506	$35,718,016	$16,599,951	$15,397,927

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MA1 Sub-Account		MC4 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$(200,474)	$(292,446)	$93,544	$(47,189)
Net realized gains (losses)	1,098,129	885,555	(70,361)	(105,550)
Net change in unrealized appreciation/(depreciation)	1,821,414	(3,542,009)	389,041	(107,108)

Increase (decrease) in net assets from operations	2,719,069	(2,948,900)	412,224	(259,847)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	131,373	117,887	63,618	168,067
Transfers between Sub-Accounts (including the Fixed Account), net	(574,962)	1,143,659	809,924	(49,587)
Withdrawals, surrenders, annuitizations and contract charges	(2,456,171)	(3,216,388)	(910,700)	(1,399,312)

Net accumulation activity	(2,899,760)	(1,954,842)	(37,158)	(1,280,832)

Annuitization Activity:
Annuitizations	—	1,469	30,644	12,592
Annuity payments and contract charges	(78)	(76)	(8,153)	(3,153)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	29	(739)	27,746	963

Net annuitization activity	(49)	654	50,237	10,402

Net increase (decrease) from contract owner transactions	(2,899,809)	(1,954,188)	13,079	(1,270,430)

Total increase (decrease) in net assets	(180,740)	(4,903,088)	425,303	(1,530,277)

Net assets at beginning of year	15,818,098	20,721,186	8,788,957	10,319,234

Net assets at end of year	$15,637,358	$15,818,098	$9,214,260	$8,788,957

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MC5 Sub-Account		MC6 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$3,803	$(9,471)	$(393,912)	$(460,791)
Net realized gains (losses)	1,636	(4,347)	9,508,610	7,432,469
Net change in unrealized appreciation/(depreciation)	24,296	(13,916)	4,100,002	(9,595,343)

Increase (decrease) in net assets from operations	29,735	(27,734)	13,214,700	(2,623,665)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	360	34,227	1,547,806	950,242
Transfers between Sub-Accounts (including the Fixed Account), net	77,739	(51,716)	(1,694,111)	(97,250)
Withdrawals, surrenders, annuitizations and contract charges	(126,411)	(162,411)	(6,410,296)	(8,148,077)

Net accumulation activity	(48,312)	(179,900)	(6,556,601)	(7,295,085)

Annuitization Activity:
Annuitizations	—	—	139,111	41,396
Annuity payments and contract charges	—	—	(94,675)	(55,787)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	(649)	11,710	(54,594)

Net annuitization activity	—	(649)	56,146	(68,985)

Net increase (decrease) from contract owner transactions	(48,312)	(180,549)	(6,500,455)	(7,364,070)

Total increase (decrease) in net assets	(18,577)	(208,283)	6,714,245	(9,987,735)

Net assets at beginning of year	822,077	1,030,360	41,358,792	51,346,527

Net assets at end of year	$803,500	$822,077	$48,073,037	$41,358,792

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MC7 Sub-Account		MC8 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$(25,769)	$(32,988)	$(286,056)	$(374,582)
Net realized gains (losses)	319,870	310,129	14,108,455	12,625,683
Net change in unrealized appreciation/(depreciation)	258,452	(377,842)	7,052,565	(20,365,369)

Increase (decrease) in net assets from operations	552,553	(100,701)	20,874,964	(8,114,268)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	65,239	9,891	1,038,573	1,406,635
Transfers between Sub-Accounts (including the Fixed Account), net	(29,158)	(425,058)	(1,489,416)	(806,848)
Withdrawals, surrenders, annuitizations and contract charges	(237,130)	(230,506)	(10,910,669)	(12,439,064)

Net accumulation activity	(201,049)	(645,673)	(11,361,512)	(11,839,277)

Annuitization Activity:
Annuitizations	—	—	105,014	77,704
Annuity payments and contract charges	—	—	(417,982)	(95,584)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	7,337	(76,276)

Net annuitization activity	—	—	(305,631)	(94,156)

Net increase (decrease) from contract owner transactions	(201,049)	(645,673)	(11,667,143)	(11,933,433)

Total increase (decrease) in net assets	351,504	(746,374)	9,207,821	(20,047,701)

Net assets at beginning of year	1,746,938	2,493,312	73,514,254	93,561,955

Net assets at end of year	$2,098,442	$1,746,938	$82,722,075	$73,514,254

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MC9 Sub-Account		MD0 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$(39,942)	$(48,509)	$554,241	$(297,441)
Net realized gains (losses)	802,000	983,797	2,141,813	2,750,518
Net change in unrealized appreciation/(depreciation)	489,821	(1,450,844)	2,378,266	(5,168,279)

Increase (decrease) in net assets from operations	1,251,879	(515,556)	5,074,320	(2,715,202)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	216,974	178,206	453,118	627,924
Transfers between Sub-Accounts (including the Fixed Account), net	(290,318)	50,622	(742,813)	(399,574)
Withdrawals, surrenders, annuitizations and contract charges	(876,806)	(1,353,039)	(5,167,777)	(5,241,983)

Net accumulation activity	(950,150)	(1,124,211)	(5,457,472)	(5,013,633)

Annuitization Activity:
Annuitizations	38,826	—	140,834	49,775
Annuity payments and contract charges	(1,409)	—	(119,160)	(46,516)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(4)	—	(16,043)	554

Net annuitization activity	37,413	—	5,631	3,813

Net increase (decrease) from contract owner transactions	(912,737)	(1,124,211)	(5,451,841)	(5,009,820)

Total increase (decrease) in net assets	339,142	(1,639,767)	(377,521)	(7,725,022)

Net assets at beginning of year	4,525,231	6,164,998	41,494,783	49,219,805

Net assets at end of year	$4,864,373	$4,525,231	$41,117,262	$41,494,783

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M92 Sub-Account		M96 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$5,026,342	$(6,440,405)	$1,162,218	$1,421,881
Net realized gains (losses)	18,376,812	35,283,647	(1,278,668)	(1,918,056)
Net change in unrealized appreciation/(depreciation)	38,714,473	(66,609,072)	3,781,989	(451,011)

Increase (decrease) in net assets from operations	62,117,627	(37,765,830)	3,665,539	(947,186)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,081,466	3,992,372	2,041,727	2,137,998
Transfers between Sub-Accounts (including the Fixed Account), net	(4,847,344)	(7,673,837)	3,388,225	951,512
Withdrawals, surrenders, annuitizations and contract charges	(65,743,594)	(96,296,080)	(12,238,158)	(13,164,918)

Net accumulation activity	(67,509,472)	(99,977,545)	(6,808,206)	(10,075,408)

Annuitization Activity:
Annuitizations	121,530	—	78,337	46,175
Annuity payments and contract charges	(17,621)	(7,628)	(82,626)	(71,594)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	337	115	46,030	26,896

Net annuitization activity	104,246	(7,513)	41,741	1,477

Net increase (decrease) from contract owner transactions	(67,405,226)	(99,985,058)	(6,766,465)	(10,073,931)

Total increase (decrease) in net assets	(5,287,599)	(137,750,888)	(3,100,926)	(11,021,117)

Net assets at beginning of year	522,436,665	660,187,553	75,920,316	86,941,433

Net assets at end of year	$517,149,066	$522,436,665	$72,819,390	$75,920,316

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MD2 Sub-Account		MA6 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$1,576,946	$2,200,283	$2,046,332	$2,181,887
Net realized gains (losses)	(1,178,920)	(5,130,701)	(635,045)	(550,790)
Net change in unrealized appreciation/(depreciation)	6,531,642	(161,208)	4,657,175	(3,971,491)

Increase (decrease) in net assets from operations	6,929,668	(3,091,626)	6,068,462	(2,340,394)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,760,978	2,104,664	965,401	1,759,113
Transfers between Sub-Accounts (including the Fixed Account), net	9,244,724	(5,562,489)	1,116,129	(738,549)
Withdrawals, surrenders, annuitizations and contract charges	(24,454,893)	(30,603,443)	(8,102,654)	(7,536,181)

Net accumulation activity	(13,449,191)	(34,061,268)	(6,021,124)	(6,515,617)

Annuitization Activity:
Annuitizations	104,374	60,348	46,838	235,677
Annuity payments and contract charges	(111,326)	(49,346)	(80,699)	(111,129)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	3,474	299	8,739	(26,139)

Net annuitization activity	(3,478)	11,301	(25,122)	98,409

Net increase (decrease) from contract owner transactions	(13,452,669)	(34,049,967)	(6,046,246)	(6,417,208)

Total increase (decrease) in net assets	(6,523,001)	(37,141,593)	22,216	(8,757,602)

Net assets at beginning of year	154,081,038	191,222,631	47,713,973	56,471,575

Net assets at end of year	$147,558,037	$154,081,038	$47,736,189	$47,713,973

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MA3 Sub-Account		M97 Sub-Account
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$1,330,430	$1,528,962	$(92,630)	$(180,896)
Net realized gains (losses)	(472,005)	(807,134)	4,836,854	4,636,941
Net change in unrealized appreciation/(depreciation)	3,452,945	(2,722,844)	3,109,153	(8,360,437)

Increase (decrease) in net assets from operations	4,311,370	(2,001,016)	7,853,377	(3,904,392)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,012,677	769,728	652,098	1,113,343
Transfers between Sub-Accounts (including the Fixed Account), net	574,823	(948,043)	(911,078)	832,320
Withdrawals, surrenders, annuitizations and contract charges	(6,654,915)	(8,101,451)	(6,066,394)	(5,918,736)

Net accumulation activity	(5,067,415)	(8,279,766)	(6,325,374)	(3,973,073)

Annuitization Activity:
Annuitizations	52,178	59,682	102,177	141,615
Annuity payments and contract charges	(20,597)	(32,258)	(63,507)	(76,936)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	1,878	(100)	(108)	437

Net annuitization activity	33,459	27,324	38,562	65,116

Net increase (decrease) from contract owner transactions	(5,033,956)	(8,252,442)	(6,286,812)	(3,907,957)

Total increase (decrease) in net assets	(722,586)	(10,253,458)	1,566,565	(7,812,349)

Net assets at beginning of year	36,323,910	46,577,368	33,622,626	41,434,975

Net assets at end of year	$35,601,324	$36,323,910	$35,189,191	$33,622,626

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MD5 Sub-Account		M98 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(107,019)	$(148,554)	$160,176	$(154,878)
Net realized gains (losses)	1,986,871	2,203,551	5,233,691	3,776,239
Net change in unrealized appreciation/(depreciation)	1,655,050	(3,909,472)	3,321,340	(8,408,466)

Increase (decrease) in net assets from operations	3,534,902	(1,854,475)	8,715,207	(4,787,105)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	733,208	223,055	958,498	590,056
Transfers between Sub-Accounts (including the Fixed Account), net	(139,043)	810,036	(744,117)	(203,658)
Withdrawals, surrenders, annuitizations and contract charges	(3,355,412)	(3,186,881)	(5,975,245)	(5,388,453)

Net accumulation activity	(2,761,247)	(2,153,790)	(5,760,864)	(5,002,055)

Annuitization Activity:
Annuitizations	1,527	113,254	132,072	13,722
Annuity payments and contract charges	(13,103)	(12,739)	(34,729)	(25,998)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	360	(1,823)	2,847	(245)

Net annuitization activity	(11,216)	98,692	100,190	(12,521)

Net increase (decrease) from contract owner transactions	(2,772,463)	(2,055,098)	(5,660,674)	(5,014,576)

Total increase (decrease) in net assets	762,439	(3,909,573)	3,054,533	(9,801,681)

Net assets at beginning of year	15,071,974	18,981,547	38,478,624	48,280,305

Net assets at end of year	$15,834,413	$15,071,974	$41,533,157	$38,478,624

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M93 Sub-Account		MD6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(224,481)	$(770,299)	$(2,629,612)	$(2,691,088)
Net realized gains (losses)	10,863,079	10,085,206	54,072,589	43,456,731
Net change in unrealized appreciation/(depreciation)	6,894,434	(19,715,838)	47,665,760	(40,256,429)

Increase (decrease) in net assets from operations	17,533,032	(10,400,931)	99,108,737	509,214

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,258,769	945,791	7,373,231	5,980,877
Transfers between Sub-Accounts (including the Fixed Account), net	(4,607,176)	3,847,794	(5,751,466)	(4,804,151)
Withdrawals, surrenders, annuitizations and contract charges	(14,321,450)	(16,686,793)	(47,896,543)	(43,724,030)

Net accumulation activity	(17,669,857)	(11,893,208)	(46,274,778)	(42,547,304)

Annuitization Activity:
Annuitizations	92,177	30,760	1,218,448	510,394
Annuity payments and contract charges	(24,994)	(18,556)	(727,280)	(458,906)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	216	2,061	193,957	(49,327)

Net annuitization activity	67,399	14,265	685,125	2,161

Net increase (decrease) from contract owner transactions	(17,602,458)	(11,878,943)	(45,589,653)	(42,545,143)

Total increase (decrease) in net assets	(69,426)	(22,279,874)	53,519,084	(42,035,929)

Net assets at beginning of year	81,180,035	103,459,909	276,836,568	318,872,497

Net assets at end of year	$81,110,609	$81,180,035	$330,355,652	$276,836,568

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MB3 Sub-Account		MD8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(458,408)	$(481,640)	$85,351	$(82,676)
Net realized gains (losses)	5,473,231	4,921,484	—	—
Net change in unrealized appreciation/(depreciation)	5,776,033	(4,468,638)	—	1

Increase (decrease) in net assets from operations	10,790,856	(28,794)	85,351	(82,675)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	932,822	618,923	4,810,684	3,654,292
Transfers between Sub-Accounts (including the Fixed Account), net	(1,354,184)	(1,544,843)	6,761,791	6,937,355
Withdrawals, surrenders, annuitizations and contract charges	(5,050,090)	(5,446,561)	(15,797,473)	(17,416,173)

Net accumulation activity	(5,471,452)	(6,372,481)	(4,224,998)	(6,824,526)

Annuitization Activity:
Annuitizations	28,328	18,245	13,325	(138,342)
Annuity payments and contract charges	(18,881)	(16,743)	(74,023)	(51,963)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	3,105	(532)	5,610	(10,445)

Net annuitization activity	12,552	970	(55,088)	(200,750)

Net increase (decrease) from contract owner transactions	(5,458,900)	(6,371,511)	(4,280,086)	(7,025,276)

Total increase (decrease) in net assets	5,331,956	(6,400,305)	(4,194,735)	(7,107,951)

Net assets at beginning of year	30,935,440	37,335,745	42,172,705	49,280,656

Net assets at end of year	$36,267,396	$30,935,440	$37,977,970	$42,172,705

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MD9 Sub-Account		ME2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(39,055)	$(546,982)	$3,772	$1,543
Net realized gains (losses)	—	(2)	1,561,421	888,401
Net change in unrealized appreciation/(depreciation)	—	1	2,914,964	(4,195,304)

Increase (decrease) in net assets from operations	(39,055)	(546,983)	4,480,157	(3,305,360)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	4,067,406	2,473,627	430,114	414,900
Transfers between Sub-Accounts (including the Fixed Account), net	30,175,124	34,874,529	(324,005)	(93,566)
Withdrawals, surrenders, annuitizations and contract charges	(47,357,837)	(52,556,996)	(2,324,795)	(2,381,207)

Net accumulation activity	(13,115,307)	(15,208,840)	(2,218,686)	(2,059,873)

Annuitization Activity:
Annuitizations	102,412	6,916	6,814	—
Annuity payments and contract charges	(33,094)	(27,000)	(4,901)	(4,171)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	796	179	(378)	(8,784)

Net annuitization activity	70,114	(19,905)	1,535	(12,955)

Net increase (decrease) from contract owner transactions	(13,045,193)	(15,228,745)	(2,217,151)	(2,072,828)

Total increase (decrease) in net assets	(13,084,248)	(15,775,728)	2,263,006	(5,378,188)

Net assets at beginning of year	120,800,340	136,576,068	17,993,248	23,371,436

Net assets at end of year	$107,716,092	$120,800,340	$20,256,254	$17,993,248

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	ME3 Sub-Account		MA5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(195,865)	$(244,468)	$520,839	$641,767
Net realized gains (losses)	2,780,861	3,293,176	(90,709)	(253,269)
Net change in unrealized appreciation/(depreciation)	6,166,935	(9,986,514)	1,947,006	(1,298,972)

Increase (decrease) in net assets from operations	8,751,931	(6,937,806)	2,377,136	(910,474)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	380,690	714,536	615,549	413,038
Transfers between Sub-Accounts (including the Fixed Account), net	(2,004,424)	2,577,530	1,357,412	979,144
Withdrawals, surrenders, annuitizations and contract charges	(5,750,705)	(7,988,802)	(3,307,518)	(3,349,239)

Net accumulation activity	(7,374,439)	(4,696,736)	(1,334,557)	(1,957,057)

Annuitization Activity:
Annuitizations	17,442	17,857	—	46,742
Annuity payments and contract charges	(5,272)	(3,170)	(24,925)	(55,330)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	1,056	(17,146)	(5,432)	(7,313)

Net annuitization activity	13,226	(2,459)	(30,357)	(15,901)

Net increase (decrease) from contract owner transactions	(7,361,213)	(4,699,195)	(1,364,914)	(1,972,958)

Total increase (decrease) in net assets	1,390,718	(11,637,001)	1,012,222	(2,883,432)

Net assets at beginning of year	37,158,328	48,795,329	24,401,310	27,284,742

Net assets at end of year	$38,549,046	$37,158,328	$25,413,532	$24,401,310

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MA7 Sub-Account		ME4 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$67,056	$91,786	$(262,353)	$(288,837)
Net realized gains (losses)	(16,697)	(33,190)	4,402,641	3,534,311
Net change in unrealized appreciation/(depreciation)	321,429	(236,898)	1,059,864	(2,904,627)

Increase (decrease) in net assets from operations	371,788	(178,302)	5,200,152	340,847

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	33,094	129,311	66,025	462,245
Transfers between Sub-Accounts (including the Fixed Account), net	127,608	(162,323)	(782,602)	(381,645)
Withdrawals, surrenders, annuitizations and contract charges	(685,596)	(628,764)	(2,895,455)	(2,544,186)

Net accumulation activity	(524,894)	(661,776)	(3,612,032)	(2,463,586)

Annuitization Activity:
Annuitizations	—	41,770	—	15,644
Annuity payments and contract charges	(6,568)	(6,234)	(27,784)	(22,484)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	724	(210)	2,362	(466)

Net annuitization activity	(5,844)	35,326	(25,422)	(7,306)

Net increase (decrease) from contract owner transactions	(530,738)	(626,450)	(3,637,454)	(2,470,892)

Total increase (decrease) in net assets	(158,950)	(804,752)	1,562,698	(2,130,045)

Net assets at beginning of year	4,209,261	5,014,013	16,422,089	18,552,134

Net assets at end of year	$4,050,311	$4,209,261	$17,984,787	$16,422,089

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MA2 Sub-Account		MF3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(25,587)	$(32,519)	$(647,176)	$(687,155)
Net realized gains (losses)	336,582	520,071	7,989,645	4,794,415
Net change in unrealized appreciation/(depreciation)	136,559	(429,480)	4,231,927	(6,526,352)

Increase (decrease) in net assets from operations	447,554	58,072	11,574,396	(2,419,092)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	90,940	47,590	952,420	790,778
Transfers between Sub-Accounts (including the Fixed Account), net	(106,299)	(164,955)	(1,465,202)	(3,768,957)
Withdrawals, surrenders, annuitizations and contract charges	(144,089)	(463,477)	(9,256,127)	(10,878,234)

Net accumulation activity	(159,448)	(580,842)	(9,768,909)	(13,856,413)

Annuitization Activity:
Annuitizations	—	—	41,725	150,886
Annuity payments and contract charges	—	—	(27,520)	(24,149)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	614	1,434

Net annuitization activity	—	—	14,819	128,171

Net increase (decrease) from contract owner transactions	(159,448)	(580,842)	(9,754,090)	(13,728,242)

Total increase (decrease) in net assets	288,106	(522,770)	1,820,306	(16,147,334)

Net assets at beginning of year	1,370,549	1,893,319	50,559,537	66,706,871

Net assets at end of year	$1,658,655	$1,370,549	$52,379,843	$50,559,537

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MF5 Sub-Account		MF6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$2,988,765	$1,242,727	$33,240	$45,572
Net realized gains (losses)	18,351,564	16,949,532	90,901	124,693
Net change in unrealized appreciation/(depreciation)	35,726,802	(38,053,127)	265,482	(249,752)

Increase (decrease) in net assets from operations	57,067,131	(19,860,868)	389,623	(79,487)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,559,376	2,988,398	68,125	24,404
Transfers between Sub-Accounts (including the Fixed Account), net	7,672,634	(943,151)	(25,702)	(209,176)
Withdrawals, surrenders, annuitizations and contract charges	(76,823,412)	(86,630,923)	(332,173)	(214,603)

Net accumulation activity	(65,591,402)	(84,585,676)	(289,750)	(399,375)

Annuitization Activity:
Annuitizations	63,196	—	—	20,820
Annuity payments and contract charges	(49,952)	(47,997)	(449)	(22,346)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(2,821)	916	81	(405)

Net annuitization activity	10,423	(47,081)	(368)	(1,931)

Net increase (decrease) from contract owner transactions	(65,580,979)	(84,632,757)	(290,118)	(401,306)

Total increase (decrease) in net assets	(8,513,848)	(104,493,625)	99,505	(480,793)

Net assets at beginning of year	414,465,602	518,959,227	1,644,682	2,125,475

Net assets at end of year	$405,951,754	$414,465,602	$1,744,187	$1,644,682

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MF7 Sub-Account		MF9 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$569,023	$845,467	$1,071,707	$(445,376)
Net realized gains (losses)	2,711,382	4,926,484	32,746,043	30,502,722
Net change in unrealized appreciation/(depreciation)	7,890,371	(8,367,087)	37,179,675	(52,263,773)

Increase (decrease) in net assets from operations	11,170,776	(2,595,136)	70,997,425	(22,206,427)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	721,572	976,962	2,667,103	1,838,912
Transfers between Sub-Accounts (including the Fixed Account), net	(1,783,332)	(3,882,639)	(7,887,201)	(133,135)
Withdrawals, surrenders, annuitizations and contract charges	(7,835,137)	(11,142,616)	(46,455,295)	(60,125,613)

Net accumulation activity	(8,896,897)	(14,048,293)	(51,675,393)	(58,419,836)

Annuitization Activity:
Annuitizations	27,861	66,403	—	1,614
Annuity payments and contract charges	(14,978)	(11,244)	(91)	(83)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	530	(11,654)	40	138

Net annuitization activity	13,413	43,505	(51)	1,669

Net increase (decrease) from contract owner transactions	(8,883,484)	(14,004,788)	(51,675,444)	(58,418,167)

Total increase (decrease) in net assets	2,287,292	(16,599,924)	19,321,981	(80,624,594)

Net assets at beginning of year	48,236,259	64,836,183	306,459,709	387,084,303

Net assets at end of year	$50,523,551	$48,236,259	$325,781,690	$306,459,709

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MG1 Sub-Account		MF2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(271,932)	$(294,055)	$1,817,323	$594,615
Net realized gains (losses)	(412,851)	(2,844,445)	12,600	(781,904)
Net change in unrealized appreciation/(depreciation)	8,180,523	(5,945,327)	4,852,171	(1,035,946)

Increase (decrease) in net assets from operations	7,495,740	(9,083,827)	6,682,094	(1,223,235)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,049,811	1,324,312	3,578,626	3,810,791
Transfers between Sub-Accounts (including the Fixed Account), net	4,481,478	277,391	14,014,632	(9,800,389)
Withdrawals, surrenders, annuitizations and contract charges	(18,567,225)	(24,199,221)	(35,035,305)	(40,310,509)

Net accumulation activity	(13,035,936)	(22,597,518)	(17,442,047)	(46,300,107)

Annuitization Activity:
Annuitizations	64,899	4,791	360,285	112,619
Annuity payments and contract charges	(44,599)	(7,408)	(83,110)	(48,024)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(2,643)	1,109	3,464	5,195

Net annuitization activity	17,657	(1,508)	280,639	69,790

Net increase (decrease) from contract owner transactions	(13,018,279)	(22,599,026)	(17,161,408)	(46,230,317)

Total increase (decrease) in net assets	(5,522,539)	(31,682,853)	(10,479,314)	(47,453,552)

Net assets at beginning of year	122,512,404	154,195,257	203,393,960	250,847,512

Net assets at end of year	$116,989,865	$122,512,404	$192,914,646	$203,393,960

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MG2 Sub-Account		MG3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$838,894	$90,855	$(121,534)	$(249,421)
Net realized gains (losses)	70,113	(492,960)	1,508,363	1,474,002
Net change in unrealized appreciation/(depreciation)	2,583,630	(479,827)	4,830,956	(4,612,691)

Increase (decrease) in net assets from operations	3,492,637	(881,932)	6,217,785	(3,388,110)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,378,440	878,858	470,601	525,266
Transfers between Sub-Accounts (including the Fixed Account), net	8,879,074	(1,820,563)	(1,319,690)	298,936
Withdrawals, surrenders, annuitizations and contract charges	(14,098,530)	(20,943,488)	(3,999,846)	(4,646,012)

Net accumulation activity	(3,841,016)	(21,885,193)	(4,848,935)	(3,821,810)

Annuitization Activity:
Annuitizations	9,118	—	3,765	43,835
Annuity payments and contract charges	(1,546)	(1,770)	(5,378)	(4,909)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	247	872	320	(11,758)

Net annuitization activity	7,819	(898)	(1,293)	27,168

Net increase (decrease) from contract owner transactions	(3,833,197)	(21,886,091)	(4,850,228)	(3,794,642)

Total increase (decrease) in net assets	(340,560)	(22,768,023)	1,367,557	(7,182,752)

Net assets at beginning of year	109,785,950	132,553,973	23,170,786	30,353,538

Net assets at end of year	$109,445,390	$109,785,950	$24,538,343	$23,170,786

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MG4 Sub-Account		MG6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(142,933)	$(246,530)	$7,626,089	$2,835,220
Net realized gains (losses)	1,575,189	1,221,931	108,014,145	97,587,976
Net change in unrealized appreciation/(depreciation)	4,031,740	(3,934,613)	121,640,903	(174,910,427)

Increase (decrease) in net assets from operations	5,463,996	(2,959,212)	237,281,137	(74,487,231)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	136,486	253,805	11,953,200	14,418,888
Transfers between Sub-Accounts (including the Fixed Account), net	(1,440,755)	(211,073)	(10,777,670)	714,091
Withdrawals, surrenders, annuitizations and contract charges	(3,544,128)	(5,449,557)	(192,422,803)	(239,069,385)

Net accumulation activity	(4,848,397)	(5,406,825)	(191,247,273)	(223,936,406)

Annuitization Activity:
Annuitizations	4,426	—	665,748	—
Annuity payments and contract charges	(277)	—	(30,874)	(144,951)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	114	—	(53,159)	123,493

Net annuitization activity	4,263	—	581,715	(21,458)

Net increase (decrease) from contract owner transactions	(4,844,134)	(5,406,825)	(190,665,558)	(223,957,864)

Total increase (decrease) in net assets	619,862	(8,366,037)	46,615,579	(298,445,095)

Net assets at beginning of year	20,713,591	29,079,628	1,255,969,013	1,554,414,108

Net assets at end of year	$21,333,453	$20,713,591	$1,302,584,592	$1,255,969,013

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MG7 Sub-Account		V44 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(86,684)	$(125,917)	$(191,442)	$(169,475)
Net realized gains (losses)	945,326	1,480,850	1,037,294	2,699,341
Net change in unrealized appreciation/(depreciation)	1,230,783	(2,281,768)	1,960,842	(1,986,910)

Increase (decrease) in net assets from operations	2,089,425	(926,835)	2,806,694	542,956

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	73,855	97,720	311,599	267,843
Transfers between Sub-Accounts (including the Fixed Account), net	(812,312)	(63,135)	453,357	2,517,213
Withdrawals, surrenders, annuitizations and contract charges	(1,024,134)	(1,602,767)	(2,049,615)	(2,492,168)

Net accumulation activity	(1,762,591)	(1,568,182)	(1,284,659)	292,888

Annuitization Activity:
Annuitizations	4,356	—	—	1,548
Annuity payments and contract charges	(276)	—	(88)	(80)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	115	—	44	130

Net annuitization activity	4,195	—	(44)	1,598

Net increase (decrease) from contract owner transactions	(1,758,396)	(1,568,182)	(1,284,703)	294,486

Total increase (decrease) in net assets	331,029	(2,495,017)	1,521,991	837,442

Net assets at beginning of year	7,295,067	9,790,084	9,712,851	8,875,409

Net assets at end of year	$7,626,096	$7,295,067	$11,234,842	$9,712,851

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	V43 Sub-Account		O19 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(125,469)	$(114,330)	$(238,832)	$(258,238)
Net realized gains (losses)	1,753,041	1,911,195	1,263,847	1,004,567
Net change in unrealized appreciation/(depreciation)	789,341	(1,092,481)	2,926,219	(1,648,774)

Increase (decrease) in net assets from operations	2,416,913	704,384	3,951,234	(902,445)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	42,333	198,185	388,220	235,610
Transfers between Sub-Accounts (including the Fixed Account), net	(144,257)	338,264	(837,964)	329,120
Withdrawals, surrenders, annuitizations and contract charges	(938,162)	(1,602,340)	(2,309,048)	(2,931,831)

Net accumulation activity	(1,040,086)	(1,065,891)	(2,758,792)	(2,367,101)

Annuitization Activity:
Annuitizations	4,607	—	43,566	6,813
Annuity payments and contract charges	(278)	—	(3,303)	(2,940)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	106	—	543	(6)

Net annuitization activity	4,435	—	40,806	3,867

Net increase (decrease) from contract owner transactions	(1,035,651)	(1,065,891)	(2,717,986)	(2,363,234)

Total increase (decrease) in net assets	1,381,262	(361,507)	1,233,248	(3,265,679)

Net assets at beginning of year	6,474,748	6,836,255	12,674,828	15,940,507

Net assets at end of year	$7,856,010	$6,474,748	$13,908,076	$12,674,828

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	O23 Sub-Account		O20 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$40,765	$11,691	$(163,886)	$(171,036)
Net realized gains (losses)	454,127	605,046	2,452,930	2,260,258
Net change in unrealized appreciation/(depreciation)	1,036,159	(1,416,845)	1,782,214	(4,600,790)

Increase (decrease) in net assets from operations	1,531,051	(800,108)	4,071,258	(2,511,568)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	18,019	23,308	139,824	303,997
Transfers between Sub-Accounts (including the Fixed Account), net	42,090	63,821	(1,283,873)	1,423,490
Withdrawals, surrenders, annuitizations and contract charges	(912,015)	(987,227)	(2,531,357)	(4,321,877)

Net accumulation activity	(851,906)	(900,098)	(3,675,406)	(2,594,390)

Annuitization Activity:
Annuitizations	—	—	3,609	1,487
Annuity payments and contract charges	—	—	(226)	(77)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	415	125

Net annuitization activity	—	—	3,798	1,535

Net increase (decrease) from contract owner transactions	(851,906)	(900,098)	(3,671,608)	(2,592,855)

Total increase (decrease) in net assets	679,145	(1,700,206)	399,650	(5,104,423)

Net assets at beginning of year	10,331,463	12,031,669	15,149,305	20,253,728

Net assets at end of year	$11,010,608	$10,331,463	$15,548,955	$15,149,305

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	O21 Sub-Account		O04 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(1,416,496)	$(1,447,783)	$(82,842)	$(97,877)
Net realized gains (losses)	33,188,162	32,978,412	383,271	898,069
Net change in unrealized appreciation/(depreciation)	7,743,862	(46,742,368)	712,934	(1,361,863)

Increase (decrease) in net assets from operations	39,515,528	(15,211,739)	1,013,363	(561,671)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,365,549	3,154,271	101,580	252,734
Transfers between Sub-Accounts (including the Fixed Account), net	(9,953,076)	(2,412,025)	(225,878)	(173,868)
Withdrawals, surrenders, annuitizations and contract charges	(25,593,737)	(29,668,893)	(681,265)	(1,299,780)

Net accumulation activity	(33,181,264)	(28,926,647)	(805,563)	(1,220,914)

Annuitization Activity:
Annuitizations	208,125	49,875	24,042	—
Annuity payments and contract charges	(51,387)	(30,654)	(880)	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	4,106	(55,277)	(2)	—

Net annuitization activity	160,844	(36,056)	23,160	—

Net increase (decrease) from contract owner transactions	(33,020,420)	(28,962,703)	(782,403)	(1,220,914)

Total increase (decrease) in net assets	6,495,108	(44,174,442)	230,960	(1,782,585)

Net assets at beginning of year	145,625,526	189,799,968	4,562,326	6,344,911

Net assets at end of year	$152,120,634	$145,625,526	$4,793,286	$4,562,326

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	PH2 Sub-Account		P08 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(501)	$(534)	$207,381	$258,016
Net realized gains (losses)	(19,837)	53,650	(78,054)	(140,462)
Net change in unrealized appreciation/(depreciation)	106,721	(105,149)	1,472,575	(1,418,065)

Increase (decrease) in net assets from operations	86,383	(52,033)	1,601,902	(1,300,511)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	487,763	103,255
Transfers between Sub-Accounts (including the Fixed Account), net	(16,814)	(32,214)	830,190	(657,106)
Withdrawals, surrenders, annuitizations and contract charges	(60,358)	(100,508)	(2,417,966)	(2,760,347)

Net accumulation activity	(77,172)	(132,722)	(1,100,013)	(3,314,198)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(77,172)	(132,722)	(1,100,013)	(3,314,198)

Total increase (decrease) in net assets	9,211	(184,755)	501,889	(4,614,709)

Net assets at beginning of year	367,455	552,210	16,485,880	21,100,589

Net assets at end of year	$376,666	$367,455	$16,987,769	$16,485,880

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	PC0 Sub-Account		P70 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$180,681	$248,205	$6,851	$1,397
Net realized gains (losses)	(169,165)	(205,493)	(28,719)	(29,631)
Net change in unrealized appreciation/(depreciation)	1,456,580	(1,304,321)	47,589	(22,724)

Increase (decrease) in net assets from operations	1,468,096	(1,261,609)	25,721	(50,958)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	25,122	70,367	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	318,496	(374,351)	7,283	125
Withdrawals, surrenders, annuitizations and contract charges	(2,787,144)	(2,741,140)	(57,784)	(19,294)

Net accumulation activity	(2,443,526)	(3,045,124)	(50,501)	(19,169)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(2,443,526)	(3,045,124)	(50,501)	(19,169)

Total increase (decrease) in net assets	(975,430)	(4,306,733)	(24,780)	(70,127)

Net assets at beginning of year	15,777,531	20,084,264	280,406	350,533

Net assets at end of year	$14,802,101	$15,777,531	$255,626	$280,406

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	P10 Sub-Account		PK8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$652,759	$119,523	$219,992	$230,141
Net realized gains (losses)	(1,800,207)	(4,215,017)	(87,696)	(495,524)
Net change in unrealized appreciation/(depreciation)	3,255,539	(124,679)	827,881	(369,777)

Increase (decrease) in net assets from operations	2,108,091	(4,220,173)	960,177	(635,160)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	291,679	339,488	108,177	113,360
Transfers between Sub-Accounts (including the Fixed Account), net	1,830,018	(306,040)	161,243	(100,961)
Withdrawals, surrenders, annuitizations and contract charges	(3,551,389)	(4,946,357)	(1,030,625)	(2,177,283)

Net accumulation activity	(1,429,692)	(4,912,909)	(761,205)	(2,164,884)

Annuitization Activity:
Annuitizations	22,327	93,477	4,539	—
Annuity payments and contract charges	(12,123)	(10,785)	(1,681)	(2,653)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	134	109	266	1,682

Net annuitization activity	10,338	82,801	3,124	(971)

Net increase (decrease) from contract owner transactions	(1,419,354)	(4,830,108)	(758,081)	(2,165,855)

Total increase (decrease) in net assets	688,737	(9,050,281)	202,096	(2,801,015)

Net assets at beginning of year	22,324,165	31,374,446	7,700,705	10,501,720

Net assets at end of year	$23,012,902	$22,324,165	$7,902,801	$7,700,705

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	P20 Sub-Account		PD6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$7,299	$11,677	$1,753,907	$(44,260)
Net realized gains (losses)	(18,985)	(10,855)	(3,091,629)	31,903,014
Net change in unrealized appreciation/(depreciation)	48,575	(33,408)	55,980,825	(61,692,049)

Increase (decrease) in net assets from operations	36,889	(32,586)	54,643,103	(29,833,295)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	54	10,702	1,935,269	2,279,834
Transfers between Sub-Accounts (including the Fixed Account), net	54,654	(2,752)	(5,098,717)	(3,134,058)
Withdrawals, surrenders, annuitizations and contract charges	(303,188)	(77,582)	(50,239,343)	(67,876,727)

Net accumulation activity	(248,480)	(69,632)	(53,402,791)	(68,730,951)

Annuitization Activity:
Annuitizations	—	—	35,037	—
Annuity payments and contract charges	—	—	(8,830)	(10,487)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	5,993	(4,969)

Net annuitization activity	—	—	32,200	(15,456)

Net increase (decrease) from contract owner transactions	(248,480)	(69,632)	(53,370,591)	(68,746,407)

Total increase (decrease) in net assets	(211,591)	(102,218)	1,272,512	(98,579,702)

Net assets at beginning of year	422,826	525,044	380,593,252	479,172,954

Net assets at end of year	$211,235	$422,826	$381,865,764	$380,593,252

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	P06 Sub-Account		P07 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(13,109)	$309,757	$1,790,763	$1,296,639
Net realized gains (losses)	(725,895)	(2,033,268)	(1,382,694)	(1,319,823)
Net change in unrealized appreciation/(depreciation)	2,901,183	185,992	8,406,563	(3,937,414)

Increase (decrease) in net assets from operations	2,162,179	(1,537,519)	8,814,632	(3,960,598)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	617,630	467,193	2,524,505	2,700,980
Transfers between Sub-Accounts (including the Fixed Account), net	1,354,818	(939,489)	6,824,739	(4,717,636)
Withdrawals, surrenders, annuitizations and contract charges	(5,220,116)	(7,261,832)	(24,322,817)	(28,536,400)

Net accumulation activity	(3,247,668)	(7,734,128)	(14,973,573)	(30,553,056)

Annuitization Activity:
Annuitizations	—	84,107	80,648	148,343
Annuity payments and contract charges	(37,713)	(73,847)	(123,533)	(98,188)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(183)	(1,291)	31,041	(9,951)

Net annuitization activity	(37,896)	8,969	(11,844)	40,204

Net increase (decrease) from contract owner transactions	(3,285,564)	(7,725,159)	(14,985,417)	(30,512,852)

Total increase (decrease) in net assets	(1,123,385)	(9,262,678)	(6,170,785)	(34,473,450)

Net assets at beginning of year	33,513,529	42,776,207	139,502,056	173,975,506

Net assets at end of year	$32,390,144	$33,513,529	$133,331,271	$139,502,056

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	P68 Sub-Account		PI3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$17	$—	$(244,829)	$(220,925)
Net realized gains (losses)	(6)	—	(88,411)	574,464
Net change in unrealized appreciation/(depreciation)	(25)	—	990,098	(2,039,809)

Increase (decrease) in net assets from operations	(14)	—	656,858	(1,686,270)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	13,516	—	87,000	35,327
Transfers between Sub-Accounts (including the Fixed Account), net	6,922	—	402,091	(329,434)
Withdrawals, surrenders, annuitizations and contract charges	—	—	(1,718,387)	(3,497,291)

Net accumulation activity	20,438	—	(1,229,296)	(3,791,398)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	20,438	—	(1,229,296)	(3,791,398)

Total increase (decrease) in net assets	20,424	—	(572,438)	(5,477,668)

Net assets at beginning of year	—	—	15,177,351	20,655,019

Net assets at end of year	$20,424	$—	$14,604,913	$15,177,351

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	P72 Sub-Account		P95 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$52,610	$(130,263)	$(25)	$—
Net realized gains (losses)	1,484,674	1,276,193	—	—
Net change in unrealized appreciation/(depreciation)	1,746,855	(2,419,747)	111	—

Increase (decrease) in net assets from operations	3,284,139	(1,273,817)	86	—

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	148,716	205,600	7,000	—
Transfers between Sub-Accounts (including the Fixed Account), net	191,954	1,200,905	289	—
Withdrawals, surrenders, annuitizations and contract charges	(1,846,560)	(2,668,458)	(24)	—

Net accumulation activity	(1,505,890)	(1,261,953)	7,265	—

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(1,505,890)	(1,261,953)	7,265	—

Total increase (decrease) in net assets	1,778,249	(2,535,770)	7,351	—

Net assets at beginning of year	12,064,141	14,599,911	—	—

Net assets at end of year	$13,842,390	$12,064,141	$7,351	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	P79 Sub-Account		W41 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(81)	$—	$(4,084)	$(4,097)
Net realized gains (losses)	29	—	21,397	10,307
Net change in unrealized appreciation/(depreciation)	1,919	—	42,687	(38,996)

Increase (decrease) in net assets from operations	1,867	—	60,000	(32,786)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	15,406	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(312)	—	(10,586)	(4,884)
Withdrawals, surrenders, annuitizations and contract charges	(54)	—	(28,856)	(29,338)

Net accumulation activity	15,040	—	(39,442)	(34,222)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	15,040	—	(39,442)	(34,222)

Total increase (decrease) in net assets	16,907	—	20,558	(67,008)

Net assets at beginning of year	—	—	236,808	303,816

Net assets at end of year	$16,907	$—	$257,366	$236,808

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	W42 Sub-Account
	December 31,	December 31,
	2019	2018
Operations:
Net investment income (loss)	$(538)	$(924)
Net realized gains (losses)	5,554	523
Net change in unrealized appreciation/(depreciation)	4,003	432

Increase (decrease) in net assets from operations	9,019	31

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	7,585
Transfers between Sub-Accounts (including the Fixed Account), net	(2,274)	(1,043)
Withdrawals, surrenders, annuitizations and contract charges	(408)	(28,099)

Net accumulation activity	(2,682)	(21,557)

Annuitization Activity:
Annuitizations	—	—
Annuity payments and contract charges	—	—
Transfers between Sub-Accounts, net	—	—
Adjustments to annuity reserves	—	—

Net annuitization activity	—	—

Net increase (decrease) from contract owner transactions	(2,682)	(21,557)

Total increase (decrease) in net assets	6,337	(21,526)

Net assets at beginning of year	31,384	52,910

Net assets at end of year	$37,721	$31,384

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2019

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account F (the “Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor”). The Variable Account was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Choice II contracts, Regatta Classic contracts, Regatta Extra contracts, Regatta Flex II contracts, Regatta Flex 4 contracts, Regatta Gold contracts, Regatta Platinum contracts, Masters Access contracts, Masters Choice contracts, Masters Choice II contracts, Masters Extra contracts, Masters Extra II contracts, Masters Flex contracts, Masters Flex II contracts, Masters I Share contracts, Masters IV contracts, Masters VII contracts, Masters Prime contracts (collectively the “Contracts”), and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub- Account	Previous Name	Effective Date
V43	Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio Class II	April 30, 2019
FE6	Franklin Templeton Founding Funds Allocation VIP Fund Class 2	May 1, 2019
C91	Columbia Variable Portfolio Select Large-Cap Value- Class 2	May 1, 2019
O19	Oppenheimer Capital Appreciation Fund/VA (Service Shares)	May 24, 2019
O23	Oppenheimer Conservative Balanced Fund/VA (Service Shares)	May 24, 2019
O20	Oppenheimer Global Fund/VA (Service Shares)	May 24, 2019
O04	Oppenheimer Main Street Small Cap Fund/VA (Service Shares)	May 24, 2019
O21	Oppenheimer Main Street Fund/VA (Service Shares)	May 24, 2019
M93	MFS VIT II International Value Portfolio S Class	June 1, 2019
M98	MFS VIT II International Value Portfolio I Class	June 1, 2019
PD6	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Advisor Class	October 1, 2019

There were no liquidated, merged, or commenced Sub-Accounts during the current year.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

1. BUSINESS AND ORGANIZATION (CONTINUED)

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years) is as follows:

Sub-Account	Effective Date
C59, C60, C58, C89, C90	April 29, 2016
AC4, C91, G03, P68, P95, P79, AP0, AQ1, AS3, AQ3, L33	October 3, 2018

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2019. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Annuitization

On the annuity commencement date, the contract’s accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments

The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract. The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Sponsor’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments and the calculation of the reserve for variable annuities. Actual results could vary from the amounts derived from Sponsor management’s estimates.

Subsequent events

The Sponsor’s management has evaluated events subsequent to December 31, 2019 noting that, other than indicated below, there are no subsequent events requiring accounting adjustments or disclosure.

The spread of COVID-19 is worldwide, dislocating the capital markets and affecting every industry. There is considerable uncertainty around both the severity and the duration of the COVID-19 outbreak, and for that reason the future financial and other impacts of the pandemic on the Variable Account’s net assets cannot reasonably be estimated at this time.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2019, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2019. There were no transfers between levels during the year ended December 31, 2019.

4. RELATED-PARTY TRANSACTIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks, the optional death benefit riders and optional living benefit riders are based on the average daily Variable Account assets and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. These charges are reflected in the Statements of Operations.

The deductions are calculated at different levels based upon the elections made by the contract holder and are transferred periodically to the Sponsor. At December 31, 2019, the deduction is at an effective annual rate as follows:

	Level	Level	Level	Level	Level	Level	Level	Level	Level
	1	2	3	4	5	6	7	8	9
Regatta	1.40%	—	—	—	—	—	—	—	—
Regatta Gold	1.25%	—	—	—	—	—	—	—	—
Regatta Classic	1.00%	—	—	—	—	—	—	—	—
Regatta Platinum	1.25%	—	—	—	—	—	—	—	—
Regatta Extra	1.30%	1.45%	1.55%	1.70%	—	—	—	—	—
Regatta Choice	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%	—	—	—
Regatta Access	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%	—	—	—
Regatta Flex 4	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%	—	—	—
Regatta Flex II	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	—
Regatta Choice II	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	—	—
Masters Extra	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%	—
Masters Choice	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%	—
Masters Access	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%	—	—	—
Masters Flex	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	—
Masters IV	1.25%	1.30%	1.35%	1.45%	1.50%	1.55%	1.60%	1.65%	1.75%
Masters VII	1.00%	1.05%	1.20%	1.25%	1.30%	1.35%	1.40%	1.50%	—
Masters Extra II	1.40%	1.80%	—	—	—	—	—	—	—
Masters Choice II	1.05%	1.30%	1.45%	—	—	—	—	—	—
Masters Flex II	1.30%	1.70%	—	—	—	—	—	—	—
Masters I Share	0.50%	—	—	—	—	—	—	—	—
Masters Prime	0.85%

Distribution and administrative expense charges

For assuming the risk that surrender charges may be insufficient to compensate the Sponsor for the costs of distributing the Contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the average daily value of the contract invested in the Sub-Account attributable to Regatta, Masters VII, Masters Extra, Masters Extra II, Masters Choice and Masters Choice II, and at an effective annual rate of 0.20% of the average daily value of the contract invested in the Sub-Account attributable to Masters IV, Masters Access, Masters Flex, Masters Flex II and Masters Prime. There are no distribution charges associated with the other contracts listed in Note 1.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Distribution and administrative expense charges (Continued)

Additionally, for Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, Masters Choice II and Masters Prime contracts, an administrative expense charge is deducted from the assets of the Variable Account at an annual effective rate equal to 0.15% of the average daily Variable Account value. This charge is designed to reimburse the Sponsor for expenses incurred in administering the Contracts, the accounts and the Variable Account that are not covered by the annual account administration fee (“Account Fee”). Distribution and administrative expense charges are reflected in the Statements of Operations.

Administration charges (“Account Fee”)

Each year on the account anniversary date, an Account Fee equal to the lesser of $30 or 2% of the participant’s account value in the case of Regatta Gold, $30 in cash Masters Prime, $35 in the case of Regatta Extra and Regatta Platinum contracts, and $50 in the case of Regatta Choice, Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, and Masters Choice II contracts (after account year 5, the Account Fee for Regatta Gold, Regatta Platinum, Regatta Extra, and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant’s account value) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. The Account Fee related to contracts in the accumulation phase is reflected in the Statements of Changes in Net Assets as part of “Withdrawals, surrenders, annuitizations, and contract charges” line item. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year and reflected under the line item “Annuity payments and contract charges” in the Statements of Changes in Net Assets.

Surrender charges

The Sponsor does not deduct a sales charge from the purchase payments. However, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn will be deducted to cover certain expenses relating to the sale of Regatta, Regatta Gold, Regatta Flex 4, and Regatta Platinum contracts; 8% for Regatta Extra, Regatta Choice II, Regatta Flex II, Masters Choice, Masters Choice II, Masters Flex, Masters Flex II, Masters Extra, Masters Extra II, Masters IV, Masters VII, and Masters Prime; and for 7% for Regatta Choice if the contract holder requests a full withdrawal prior to reaching the pay-out phase. These charges are reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statements of Changes in Net Assets.

Optional living benefit rider charges (“Benefit Fee”)

Benefit Fee is charged for optional living benefit riders elected by the contract holder. The benefit fee is deducted from the related account value as highlighted in the following table.

	Single Life Quarterly Charge	Joint Life Quarterly Charge	Single Life Annual Charge	Joint Life Annual Charge
Secured Returns	0.1000%	N/A	0.40%	N/A
Secured Returns 2	0.1250%	N/A	0.50%	N/A
Secured Returns for Life	0.1250%	N/A	0.50%	N/A
Secured Returns for Life Plus	0.1250%	N/A	0.50%	N/A
Income on Demand	0.1625%	0.2125%	0.65%	0.85%
Income on Demand II	0.1625%	0.2125%	0.65%	0.85%
Retirement Asset Protector	0.1875%	N/A	0.75%	N/A
Retirement Income Escalator	0.1875%	0.2375%	0.75%	0.95%
Income Advisor	0.2250%	0.2750%	0.90%	1.10%
Income on Demand II Plus	0.2375%	0.2875%	0.95%	1.15%
Income on Demand II Escalator	0.2375%	0.2875%	0.95%	1.15%
Retirement Income Escalator II	0.2375%	0.2875%	0.95%	1.15%
Income Riser	0.2750%	0.3250%	1.10%	1.30%
Income on Demand III Escalator	0.2750%	0.3250%	1.10%	1.30%
Income Riser III	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer Plus	0.3125%	0.3625%	1.25%	1.45%

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Optional living benefit rider charges (“Benefit Fee”) (Continued)

Income Advisor was only available on Masters I Share contracts. Income Maximizer, Income Maximizer Plus, and Income Riser III were available on Masters Choice II contracts, Masters Extra II contracts, and Masters Flex II contracts. The remaining optional living benefits above were available on Masters Extra, Masters Choice, Masters Flex, and Masters Access contracts.

Secured Returns for Life and Secured Returns for Life Plus were the only optional living benefits available on Masters IV and Masters VII contracts.

Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income on Demand, and Retirement Asset Protector were the only optional living benefits available on Regatta Flex II and Regatta Choice II contracts.

Benefit Fee is reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statements of Changes in Net Assets

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction at the annuity commencement date. However, the Sponsor reserves the right to deduct such taxes when incurred.

6.	RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and who chose the variable payout option. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1987 and December 31, 1998 are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1999 and December 31, 2014 are calculated using the Annuity 2000 Table. Annuity reserves for contracts with annuity commencement dates on or after January 1, 2015 are calculated using the 2012 Individual Annuitant Mortality Table. All annuity reserves are calculated using an assumed interest rate of at least 3% or 4% per year. The Individual Annuitant Mortality Tables utilized are subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners. The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2019 were as follows:

	Purchases	Sales
AL1	$6,115,503	$7,133,986
AO5	2,482,603	13,083,345
AM2	225,775	1,136,486
A98	1,785,509	5,285,714
AC4	98,405	8,205
A74	2,880,583	2,257,166
AP0	116,519	6,619
AQ1	10,483	3,487
AS3	117,133	7,154
AQ3	3,522	122
B18	25,214,324	69,376,778
L33	25,943	503
C71	2,527	1,783
C59	14,830	7,434
C60	1,162,162	15,383,096
C89	18,107	8,594
C90	1,039,955	5,028,969
C58	940,958	1,228,355
C91	37,527	4,463
FD7	13,676,770	20,114,318
F24	21,824,037	33,909,331
F88	571,032	900,855
FB9	2,328,540	2,746,704
F15	1,843,797	3,053,634
F41	13,301,632	19,462,801
FE3	11,792,783	43,350,404
T21	906,815	5,371,472
T20	9,147,982	16,132,254
FE6	2,980,097	3,701,618
T59	942,916	1,193,633
F56	4,472,133	3,716,308
F59	6,169,418	12,718,948
FF0	177,722	595,052
F54	17,049,859	25,012,952
FG8	27,315	104,450
F53	5,341,479	6,389,646
FJ9	73,450	220,142
T28	2,063,996	2,836,515
FJ0	27,481	99,002
G03	36,626	215
H24	71,847	184,647
H32	264,501	301,036
V35	1,104,082	1,527,043

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
V13	$5,103,715	$5,681,072
V11	10,669,727	17,081,138
AC1	375,100	858,637
J88	6,549,121	6,405,955
J94	3,581,725	3,493,628
L11	2,347,786	6,854,682
L18	3,086,013	6,490,233
L17	2,356,033	7,086,109
M07	22,057,527	46,055,327
M35	21,577,629	56,403,168
M31	15,448,018	25,342,816
M80	4,374,807	5,709,167
MF1	4,472,940	5,324,535
M41	4,994,901	7,501,241
M05	10,863,386	10,278,692
M42	8,133,512	11,774,022
M89	42,852,517	72,790,035
M82	14,089,877	26,495,586
M44	7,021,758	18,578,433
M40	4,029,545	12,523,818
M83	19,132,773	45,345,598
M08	9,486,281	25,069,211
MB6	27,492,918	43,058,600
MB7	7,199,401	12,773,859
MC0	4,998,149	9,496,347
MA0	16,882,558	23,910,003
MC2	15,685,500	18,022,014
MC1	8,970,646	10,227,024
MC3	1,387,787	2,560,624
MA1	1,870,086	4,465,705
MC4	1,501,872	1,423,109
MC5	102,864	147,380
MC6	6,905,081	8,956,746
MC7	271,178	289,458
MC8	8,472,332	13,702,007
MC9	797,997	1,351,409
MD0	2,990,558	6,968,598
M92	29,244,084	79,611,331
M96	8,235,505	13,890,774
MD2	16,724,783	28,604,967
MA6	5,305,966	9,324,139
MA3	3,697,649	7,403,140
M97	5,232,518	7,924,426
MD5	3,348,996	4,527,490
M98	3,551,043	7,843,481
M93	5,975,896	21,345,052
MD6	34,082,065	58,315,754
MB3	4,519,764	7,757,495
MD8	14,671,823	18,869,537

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MD9	$48,627,939	$61,713,051
ME2	1,745,531	3,135,793
ME3	3,055,779	9,018,134
MA5	3,158,622	3,970,887
MA7	452,920	917,329
ME4	2,397,402	4,471,233
MA2	439,351	449,403
MF3	12,489,194	14,140,664
MF5	44,589,854	86,788,019
MF6	194,997	440,570
MF7	3,320,008	11,356,867
MF9	40,979,553	61,561,931
MG1	10,299,814	23,588,986
MF2	23,189,549	38,540,104
MG2	14,696,799	17,691,528
MG3	3,038,090	5,964,958
MG4	2,869,973	6,044,154
MG6	134,146,830	227,187,330
MG7	1,674,182	2,315,857
V44	3,126,424	3,945,495
V43	2,928,961	3,034,651
O19	2,173,071	3,761,390
O23	698,907	1,334,274
O20	2,813,885	4,444,050
O21	28,086,090	37,677,519
O04	680,303	1,095,493
PH2	7,014	84,687
P08	1,835,230	2,727,903
PC0	1,050,807	3,313,652
P70	26,976	70,626
P10	3,421,368	4,188,308
PK8	750,796	1,289,375
P20	67,201	308,382
PD6	13,715,206	65,338,259
P06	2,973,949	6,272,682
P07	14,482,799	27,711,143
P68	23,927	3,472
PI3	1,086,831	2,561,487
P72	3,211,249	3,493,316
P95	7,264	24
P79	15,434	475
W41	38,870	47,424
W42	6,635	3,502

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2019 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AL1	83,787	467,198	(383,411)
AO5	176,999	1,054,756	(877,757)
AM2	12,539	114,893	(102,354)
A98	267,289	723,032	(455,743)
AC4	9,075	1,318	7,757
A74	84,446	105,745	(21,299)
AP0	11,864	1,002	10,862
AQ1	1,311	657	654
AS3	11,769	1,298	10,471
AQ3	333	10	323
B18	740,242	4,234,323	(3,494,081)
L33	2,577	40	2,537
C71	32	67	(35)
C59	1,029	419	610
C60	118,952	1,015,518	(896,566)
C89	1,270	374	896
C90	79,944	317,979	(238,035)
C58	27,610	111,712	(84,102)
C91	4,177	755	3,422
FD7	492,904	1,079,189	(586,285)
F24	289,968	1,567,565	(1,277,597)
F88	33,101	59,340	(26,239)
FB9	82,471	157,307	(74,836)
F15	30,189	161,034	(130,845)
F41	260,490	994,191	(733,701)
FE3	483,427	2,892,933	(2,409,506)
T21	75,211	355,796	(280,585)
T20	450,912	864,252	(413,340)
FE6	50,998	247,751	(196,753)
T59	74,720	118,673	(43,953)
F56	82,790	180,873	(98,083)
F59	203,302	827,988	(624,686)
FF0	6,047	39,301	(33,254)
F54	196,456	999,092	(802,636)
FG8	161	5,635	(5,474)
F53	45,769	174,660	(128,891)
FJ9	328	10,693	(10,365)
T28	117,401	201,333	(83,932)
FJ0	1,759	8,216	(6,457)
G03	3,537	15	3,522
H24	3,783	12,501	(8,718)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
H32	4,205	17,303	(13,098)
V35	40,986	81,073	(40,087)
V13	106,837	320,561	(213,724)
V11	207,244	937,160	(729,916)
AC1	14,801	57,611	(42,810)
J88	640,150	652,394	(12,244)
J94	111,541	143,871	(32,330)
L11	265,931	690,651	(424,720)
L18	48,322	217,590	(169,268)
L17	64,969	271,409	(206,440)
M07	1,027,266	3,547,464	(2,520,198)
M35	935,045	4,193,323	(3,258,278)
M31	161,948	737,262	(575,314)
M80	66,913	136,389	(69,476)
MF1	161,184	416,324	(255,140)
M41	71,771	239,110	(167,339)
M05	159,217	649,708	(490,491)
M42	99,148	609,045	(509,897)
M89	3,219,579	6,485,565	(3,265,986)
M82	117,300	1,239,211	(1,121,911)
M44	382,679	1,579,231	(1,196,552)
M40	226,734	1,051,318	(824,584)
M83	668,932	2,797,655	(2,128,723)
M08	224,789	1,347,128	(1,122,339)
MB6	447,455	1,433,080	(985,625)
MB7	103,461	427,058	(323,597)
MC0	167,522	403,489	(235,967)
MA0	805,221	1,290,464	(485,243)
MC2	125,837	560,511	(434,674)
MC1	185,019	434,894	(249,875)
MC3	39,571	89,932	(50,361)
MA1	88,756	262,007	(173,251)
MC4	82,226	85,393	(3,167)
MC5	5,918	9,175	(3,257)
MC6	76,512	237,867	(161,355)
MC7	6,380	10,875	(4,495)
MC8	74,011	457,612	(383,601)
MC9	16,708	57,901	(41,193)
MD0	52,649	237,907	(185,258)
M92	848,204	5,885,296	(5,037,092)
M96	421,864	755,470	(333,606)
MD2	1,209,196	2,231,702	(1,022,506)
MA6	138,094	349,447	(211,353)
MA3	136,514	376,595	(240,081)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
M97	74,111	314,822	(240,711)
MD5	119,764	273,625	(153,861)
M98	62,786	203,003	(140,217)
M93	246,767	1,221,829	(975,062)
MD6	662,674	2,433,309	(1,770,635)
MB3	71,447	265,135	(193,688)
MD8	1,397,857	1,762,463	(364,606)
MD9	6,051,856	7,526,615	(1,474,759)
ME2	53,234	163,598	(110,364)
ME3	68,827	385,220	(316,393)
MA5	138,876	203,970	(65,094)
MA7	17,680	46,786	(29,106)
ME4	46,000	268,136	(222,136)
MA2	14,218	11,317	2,901
MF3	219,376	684,198	(464,822)
MF5	1,279,358	5,147,877	(3,868,519)
MF6	4,278	13,666	(9,388)
MF7	120,320	545,010	(424,690)
MF9	283,585	2,418,989	(2,135,404)
MG1	870,910	1,945,575	(1,074,665)
MF2	2,307,410	3,986,883	(1,679,473)
MG2	1,556,616	1,935,082	(378,466)
MG3	54,681	275,658	(220,977)
MG4	53,330	277,459	(224,129)
MG6	1,477,254	10,682,819	(9,205,565)
MG7	20,639	84,642	(64,003)
V44	101,435	142,062	(40,627)
V43	73,947	111,349	(37,402)
O19	32,890	125,555	(92,665)
O23	35,468	114,641	(79,173)
O20	25,922	160,831	(134,909)
O21	181,495	1,311,461	(1,129,966)
O04	8,609	29,131	(20,522)
PH2	105	5,360	(5,255)
P08	113,365	189,473	(76,108)
PC0	67,754	270,653	(202,899)
P70	3,522	14,155	(10,633)
P10	512,152	778,471	(266,319)
PK8	17,773	41,910	(24,137)
P20	7,934	28,357	(20,423)
PD6	711,571	4,842,844	(4,131,273)
P06	186,368	392,546	(206,178)
P07	778,815	1,661,803	(882,988)
P68	2,533	638	1,895
PI3	137,373	254,022	(116,649)
P72	92,641	154,034	(61,393)
P95	667	3	664
P79	1,527	37	1,490
W41	149	1,669	(1,520)
W42	7	99	(92)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2018 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AL1	134,287	701,601	(567,314)
AO5	407,618	1,441,950	(1,034,332)
AM2	128,144	129,296	(1,152)
A98	871,819	884,210	(12,391)
A74	149,898	147,574	2,324
B18	1,231,342	5,269,642	(4,038,300)
C71	416	968	(552)
C59	114	891	(777)
C60	454,897	1,327,459	(872,562)
C89	8,527	4,624	3,903
C90	156,981	412,517	(255,536)
C58	76,713	97,028	(20,315)
FD7	982,399	1,562,785	(580,386)
F24	895,837	2,376,468	(1,480,631)
F88	7,867	28,681	(20,814)
FB9	43,351	153,012	(109,661)
F15	63,035	260,091	(197,056)
F41	626,702	1,178,590	(551,888)
FE3	1,472,322	3,556,874	(2,084,552)
T21	299,988	374,858	(74,870)
T20	563,052	868,538	(305,486)
FE6	72,570	460,642	(388,072)
T59	94,388	142,878	(48,490)
F56	71,322	154,939	(83,617)
F59	346,073	1,412,978	(1,066,905)
FF0	5,565	31,892	(26,327)
F54	329,682	1,238,796	(909,114)
FG8	1,135	1,419	(284)
F53	91,852	226,966	(135,114)
FJ9	2,748	22,566	(19,818)
T28	79,559	299,161	(219,602)
FJ0	1,357	5,240	(3,883)
H24	4,487	29,419	(24,932)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
H32	8,613	30,835	(22,222)
V35	58,249	147,202	(88,953)
V13	300,263	535,750	(235,487)
V11	670,395	1,410,942	(740,547)
AC1	36,589	43,536	(6,947)
J88	528,835	1,278,284	(749,449)
J94	191,191	180,266	10,925
L11	796,474	953,662	(157,188)
L18	73,517	259,662	(186,145)
L17	116,136	341,307	(225,171)
M07	1,017,977	4,394,642	(3,376,665)
M35	938,732	5,323,146	(4,384,414)
M31	273,952	747,122	(473,170)
M80	114,199	210,953	(96,754)
MF1	167,684	410,754	(243,070)
M41	156,462	352,700	(196,238)
M05	252,884	748,984	(496,100)
M42	317,335	795,571	(478,236)
M89	2,731,278	11,728,186	(8,996,908)
M82	369,532	1,772,430	(1,402,898)
M44	412,623	1,784,249	(1,371,626)
M40	414,598	1,640,484	(1,225,886)
M83	983,703	2,942,816	(1,959,113)
M08	721,408	1,911,360	(1,189,952)
MB6	386,031	1,483,882	(1,097,851)
MB7	153,914	522,021	(368,107)
MC0	129,282	391,368	(262,086)
MA0	952,795	2,486,450	(1,533,655)
MC2	164,101	607,307	(443,206)
MC1	408,647	542,129	(133,482)
MC3	47,432	127,574	(80,142)
MA1	246,139	357,663	(111,524)
MC4	27,201	96,068	(68,867)
MC5	10,836	23,469	(12,633)
MC6	61,221	271,361	(210,140)
MC7	9,837	29,634	(19,797)
MC8	132,346	581,321	(448,975)
MC9	24,493	73,970	(49,477)
MD0	71,539	239,434	(167,895)
M92	1,462,806	9,163,496	(7,700,690)
M96	407,761	924,658	(516,897)
MD2	1,069,015	3,758,310	(2,689,295)
MA6	224,162	462,718	(238,556)
MA3	143,235	541,740	(398,505)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
M97	133,066	281,803	(148,737)
MD5	202,504	318,935	(116,431)
M98	60,374	184,248	(123,874)
M93	440,732	1,111,294	(670,562)
MD6	2,075,854	3,958,183	(1,882,329)
MB3	59,492	304,184	(244,692)
MD8	1,757,546	2,374,027	(616,481)
MD9	6,585,723	8,239,542	(1,653,819)
ME2	47,370	146,234	(98,864)
ME3	250,936	442,784	(191,848)
MA5	124,684	223,983	(99,299)
MA7	16,025	51,680	(35,655)
ME4	115,844	280,690	(164,846)
MA2	11,323	30,964	(19,641)
MF3	339,420	976,609	(637,189)
MF5	892,881	6,128,409	(5,235,528)
MF6	5,085	19,378	(14,293)
MF7	310,004	1,049,062	(739,058)
MF9	796,483	3,343,563	(2,547,080)
MG1	1,225,399	3,112,952	(1,887,553)
MF2	1,232,615	5,867,500	(4,634,885)
MG2	1,208,275	3,433,369	(2,225,094)
MG3	124,496	297,934	(173,438)
MG4	151,319	399,938	(248,619)
MG6	2,597,158	13,982,208	(11,385,050)
MG7	66,290	120,707	(54,417)
V44	187,047	172,320	14,727
V43	140,270	186,545	(46,275)
O19	78,257	161,542	(83,285)
O23	66,883	152,836	(85,953)
O20	137,929	227,565	(89,636)
O21	361,949	1,397,427	(1,035,478)
O04	18,757	48,665	(29,908)
PH2	3,094	12,204	(9,110)
P08	124,585	345,680	(221,095)
PC0	88,861	346,030	(257,169)
P70	5,848	9,368	(3,520)
P10	527,137	1,360,136	(832,999)
PK8	47,732	121,934	(74,202)
P20	2,445	8,408	(5,963)
PD6	963,822	6,407,267	(5,443,445)
P06	175,093	676,852	(501,759)
P07	809,097	2,685,153	(1,876,056)
PI3	146,684	501,848	(355,164)
P72	143,060	194,936	(51,876)
W41	1,378	2,474	(1,096)
W42	307	1,173	(866)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,					For the years ended December 31,
						Investment
		Unit Value			Net	Income	Expense Ratio
	Units	lowest to highest[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
AL1
2019	2,340,904	$18.0438	to	$15.0135	$37,855,824	2.30%	0.65%	to	2.25%	17.43%	to	15.56%
2018	2,724,315	15.3649	to	12.9921	37,903,067	1.65	0.65	to	2.25	(7.02)	to	(8.51)
2017	3,291,629	16.5251	to	14.2013	49,750,511	1.79	0.65	to	2.25	14.87	to	13.04
2016	3,865,256	14.3855	to	12.5630	51,387,951	1.79	0.65	to	2.25	3.76	to	2.09
2015	4,512,477	13.8637	to	12.3054	58,432,090	1.78	0.65	to	2.25	0.64	to	(0.99)

AO5
2019	5,551,012	14.0887	to	12.4059	72,077,915	1.77	0.65	to	2.10	14.49	to	12.83
2018	6,428,769	12.3054	to	10.6142	73,598,916	1.58	0.65	to	2.55	(7.95)	to	(9.71)
2017	7,463,101	13.3685	to	11.7555	93,739,200	1.77	0.65	to	2.55	13.58	to	11.43
2016	8,585,060	11.7699	to	10.5496	95,788,842	0.56	0.65	to	2.55	2.69	to	0.73
2015	9,592,149	11.4611	to	10.4731	105,174,303	0.59	0.65	to	2.55	(1.94)	to	(3.82)
AM2
2019	421,037	10.6537	to	9.6780	4,331,861	0.28	1.35	to	2.15	25.52	to	24.51
2018	523,391	8.4878	to	7.7730	4,303,059	0.42	1.35	to	2.15	(18.72)	to	(19.38)
2017	524,543	10.4423	to	9.6410	5,325,012	0.90	1.35	to	2.15	32.83	to	31.76
2016	713,443	7.8616	to	7.3171	5,466,235	—	1.35	to	2.15	(8.32)	to	(9.07)
2015	774,917	8.5754	to	8.0468	6,494,198	0.06	1.35	to	2.15	(3.50)	to	(4.28)

A98
2019	3,626,556	7.8914	to	7.1689	27,378,427	0.79	1.30	to	2.10	15.28	to	14.35
2018	4,082,299	6.8457	to	6.2693	26,841,883	1.07	1.30	to	2.10	(23.98)	to	(24.60)
2017	4,094,690	9.0054	to	8.1495	35,557,688	1.85	1.30	to	2.10	23.48	to	22.24
2016	5,133,617	7.2932	to	6.6668	36,247,936	1.05	1.30	to	2.30	(2.09)	to	(3.08)
2015	5,778,249	7.4488	to	6.8786	41,831,964	2.01	1.30	to	2.30	1.07	to	0.05

AC4
2019	7,757	11.6441			90,321	—	1.20			32.76

A74
2019	576,830	23.9137	to	20.8218	12,498,367	0.33	0.65	to	2.30	19.12	to	17.16
2018	598,129	20.0747	to	17.7721	11,122,134	0.22	0.65	to	2.30	(15.85)	to	(17.24)
2017	595,805	23.8553	to	21.4756	13,307,996	0.27	0.65	to	2.30	12.12	to	10.27
2016	523,358	21.2769	to	19.4750	10,562,629	0.42	0.65	to	2.30	23.98	to	21.92
2015	437,564	17.1614	to	15.9732	7,178,377	0.50	0.65	to	2.30	(6.31)	to	(7.86)

AP0
2019	10,862	11.0364			119,876	1.17	1.20			28.88

AQ1
2019	654	10.8711			7,109	7.73	1.20			24.35

AS3
2019	10,471	10.9039			114,179	6.29	1.20			19.48

AQ3
2019	323	11.4968			3,715	2.05	1.20			27.27

B18
2019	22,286,973	15.3292	to	16.1552	390,773,237	1.22	0.65	to	2.35	16.99	to	15.01
2018	25,781,054	13.1029	to	14.0473	390,316,328	0.81	0.65	to	2.35	(8.18)	to	(9.75)
2017	29,819,354	14.2705	to	15.5648	496,768,753	1.22	0.65	to	2.35	12.97	to	11.06
2016	35,145,601	12.6320	to	14.0152	523,480,827	1.15	0.65	to	2.35	3.13	to	1.37
2015	40,093,659	12.2486	to	13.8264	584,729,720	0.98	0.65	to	2.35	(1.64)	to	(3.33)

L33
2019	2,537	10.8900			27,625	0.71	1.20			31.06

C65[5]
2016	—	9.8054	to	12.3340	—	0.80	1.30	to	2.10	(4.24)	to	(4.49)
2015	513,806	10.2392	to	12.9140	6,857,974	0.28	1.30	to	2.10	(1.33)	to	(2.13)

C61[6]
2016	—	17.1122	to	16.0816	—	—	1.35	to	1.90	(6.80)	to	(6.97)
2015	3,018	17.9633	to	17.7677	53,720	—	1.55	to	1.65	(3.28)	to	(13.42)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
C62[7]
2016	—	$15.5095	to	$11.8811	$—	—%	0.65%	to	2.30%	(6.66%)	to	(7.17%)
2015	5,635,627	16.6154	to	12.7981	76,304,541	—	0.65	to	2.30	0.60	to	(1.07)

C64[8]
2016	—	17.4651	to	14.6266	—	0.19	0.65	to	2.25	(0.66)	to	(1.19)
2015	1,572,715	17.5816	to	14.7239	24,527,188	—	0.65	to	2.30	1.22	to	(0.54)

C71
2019	944	22.5273	to	22.1927	21,229	0.27	1.65	to	1.75	18.99	to	18.88
2018	979	18.9315	to	18.4082	18,507	0.20	1.65	to	1.85	(19.52)	to	(19.69)
2017	1,531	23.8314	to	22.9200	35,534	0.33	1.65	to	1.85	12.23	to	11.89
2016	2,366	21.2353	to	20.4850	49,461	0.39	1.55	to	1.85	30.68	to	30.29
2015	2,127	16.2493	to	15.7231	34,255	0.56	1.55	to	1.85	(7.77)	to	(8.05)

C59
2019	3,939	16.8147	to	16.5058	65,592	—	1.35	to	1.85	34.07	to	33.40
2018	3,329	12.4742	to	12.3734	41,354	—	1.55	to	1.85	(5.43)	to	(5.72)
2017	4,106	13.2350	to	13.1127	54,028	—	1.55	to	1.85	26.41	to	25.72
2016	47,225	10.4695	to	10.5251	493,355	—	1.35	to	2.10	4.70	to	5.25

C60
2019	3,355,394	17.1081	to	16.2133	55,246,600	—	0.65	to	2.10	34.65	to	32.70
2018	4,251,960	12.7053	to	12.2179	52,539,863	—	0.65	to	2.10	(4.76)	to	(6.15)
2017	5,124,522	13.3407	to	12.9747	67,191,797	—	0.65	to	2.10	27.01	to	24.92
2016	6,524,247	10.5036	to	10.3862	68,050,656	—	0.65	to	2.30	5.04	to	3.86

C89
2019	9,175	16.9851	to	16.7973	154,346	—	1.65	to	1.95	29.59	to	29.20
2018	8,279	13.2139	to	13.0013	107,634	—	1.35	to	1.95	(3.72)	to	(4.30)
2017	4,376	13.7243	to	13.6550	59,794	—	1.35	to	1.65	31.24	to	30.85
2016	7,157	10.4571	to	10.4571	74,841	—	1.35	to	1.35	4.57	to	4.57

C90
2019	987,736	17.4648	to	16.5514	16,597,423	—	0.65	to	2.10	30.58	to	28.69
2018	1,225,771	13.3747	to	12.8616	15,948,283	—	0.65	to	2.10	(3.29)	to	(4.70)
2017	1,481,307	13.8294	to	13.4615	20,174,133	—	0.65	to	2.10	31.83	to	29.72
2016	2,020,327	10.4906	to	10.3770	21,055,048	—	0.65	to	2.25	4.91	to	3.77

C58
2019	380,321	12.3754	to	12.0129	4,641,220	1.80	1.30	to	2.10	23.53	to	22.53
2018	464,423	10.0185	to	9.8039	4,605,013	2.57	1.30	to	2.10	(17.90)	to	(18.56)
2017	484,738	12.2025	to	12.0386	5,875,958	1.89	1.30	to	2.10	25.54	to	24.53
2016	615,937	9.8447	to	9.6674	5,971,463	1.10	1.30	to	2.10	(1.55)	to	(3.33)

C91
2019	3,422	10.5818			36,216	—	1.20			24.91

FD7
2019	5,062,414	21.7589	to	18.6826	102,797,537	1.53	0.65	to	2.25	23.31	to	21.34
2018	5,648,699	17.6458	to	15.3970	93,952,498	1.26	0.65	to	2.25	(5.06)	to	(6.59)
2017	6,229,085	18.5872	to	16.4832	110,189,532	1.29	0.65	to	2.25	15.36	to	13.52
2016	6,637,474	16.1118	to	14.5197	102,788,152	1.13	0.65	to	2.25	6.28	to	4.57
2015	7,553,495	15.1593	to	14.3059	111,120,652	1.25	0.65	to	2.30	(0.29)	to	1.48

F24
2019	6,086,530	27.5338	to	21.4915	142,358,463	0.21	0.65	to	2.35	30.42	to	28.21
2018	7,364,127	21.1113	to	16.7628	133,455,014	0.43	0.65	to	2.35	(7.25)	to	(8.83)
2017	8,844,758	22.7613	to	18.3870	174,643,966	0.75	0.65	to	2.35	20.80	to	18.75
2016	11,005,874	18.8423	to	15.4835	181,782,257	0.58	0.65	to	2.35	7.03	to	5.20
2015	12,707,426	17.6047	to	14.7183	198,122,776	0.77	0.65	to	2.35	(0.24)	to	(1.94)

F88
2019	129,978	18.1424	to	16.2854	2,233,208	1.67	1.35	to	2.10	14.19	to	13.33
2018	156,217	15.8877	to	14.3697	2,352,321	1.34	1.35	to	2.10	(5.56)	to	(6.27)
2017	177,031	16.8227	to	15.3314	2,838,467	1.24	1.35	to	2.10	11.28	to	10.44
2016	207,643	15.1173	to	13.8816	3,001,549	1.27	1.35	to	2.10	3.81	to	3.02
2015	215,408	14.5625	to	13.4747	3,006,722	1.46	1.35	to	2.10	(1.87)	to	(2.62)

FB9
2019	657,257	19.0399	to	17.0910	11,901,135	1.76	1.35	to	2.10	16.38	to	15.51
2018	732,093	16.4691	to	14.5012	11,440,547	1.33	1.30	to	2.25	(6.52)	to	(7.41)
2017	841,754	17.6171	to	15.6620	14,133,977	1.18	1.30	to	2.25	13.31	to	12.24
2016	1,020,459	15.5472	to	13.9546	15,173,885	1.17	1.30	to	2.25	4.20	to	3.20
2015	1,266,991	14.9198	to	13.5217	18,207,001	1.50	1.30	to	2.25	(1.80)	to	(2.75)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
F15
2019	1,025,139	$19.6253	to	$16.9923	$19,154,940	1.75%	1.30%	to	2.30%	18.32%	to	17.14%
2018	1,155,984	16.5860	to	14.5061	18,320,292	1.21	1.30	to	2.30	(7.30)	to	(8.24)
2017	1,353,040	17.8926	to	15.8083	23,206,885	1.20	1.30	to	2.30	14.76	to	13.61
2016	1,691,367	15.5919	to	13.9150	25,385,912	1.20	1.30	to	2.30	4.43	to	3.37
2015	2,026,917	14.9308	to	13.4614	29,229,313	1.53	1.30	to	2.30	(1.75)	to	(2.75)

F41
2019	3,638,561	20.8766	to	19.6798	77,323,129	0.66	0.65	to	2.25	22.37	to	20.42
2018	4,372,262	17.0599	to	16.3429	76,689,077	0.41	0.65	to	2.25	(15.33)	to	(16.69)
2017	4,924,150	20.1484	to	19.6170	103,099,597	0.48	0.65	to	2.25	19.76	to	17.85
2016	6,007,337	16.8246	to	15.6761	106,126,074	0.28	0.65	to	2.30	11.20	to	3.49
2015	7,301,226	15.1306	to	15.1469	117,171,457	0.24	0.65	to	2.30	(2.27)	to	(3.89)

FE3
2019	13,956,758	15.5308	to	14.3662	220,190,765	0.30	0.65	to	2.35	16.62	to	14.64
2018	16,366,264	13.3179	to	12.2318	223,656,663	2.11	0.65	to	2.55	(11.13)	to	(12.83)
2017	18,450,816	14.9865	to	14.0320	286,667,341	0.99	0.65	to	2.55	13.83	to	11.68
2016	22,736,161	13.1653	to	12.5649	313,290,374	0.53	0.65	to	2.55	4.49	to	2.49
2015	25,596,651	12.6001	to	12.2598	340,985,348	0.60	0.65	to	2.55	1.18	to	(0.76)

T21
2019	1,213,365	18.0670	to	15.7564	20,664,498	0.99	1.30	to	2.25	25.05	to	23.86
2018	1,493,950	14.4474	to	12.6351	20,434,049	0.86	1.30	to	2.30	(16.89)	to	(17.73)
2017	1,568,820	17.3842	to	15.3587	25,935,308	0.99	1.30	to	2.30	38.59	to	37.20
2016	2,224,462	12.5433	to	11.1941	26,654,823	0.83	1.30	to	2.30	15.92	to	14.74
2015	2,802,285	10.8211	to	9.7559	29,094,768	2.00	1.30	to	2.30	(20.65)	to	(21.45)

T20
2019	3,970,974	16.8684	to	17.5788	77,960,240	1.75	1.30	to	2.50	11.07	to	9.73
2018	4,384,314	15.1872	to	16.0195	77,842,413	2.62	1.30	to	2.50	(16.54)	to	(17.56)
2017	4,689,800	18.1981	to	19.4305	100,198,304	2.57	1.30	to	2.50	15.18	to	13.80
2016	5,668,828	15.7992	to	17.0744	105,713,504	2.01	1.30	to	2.50	5.78	to	4.50
2015	6,850,839	14.9357	to	18.1124	121,352,263	3.09	1.30	to	2.55	(7.71)	to	1.67

FE6
2019	1,669,351	16.2337	to	14.5715	26,197,758	3.54	1.35	to	2.25	18.25	to	17.18
2018	1,866,104	13.7288	to	12.0292	24,844,546	2.98	1.35	to	2.55	(10.87)	to	(11.95)
2017	2,254,176	15.4036	to	13.6620	33,745,241	2.69	1.35	to	2.55	10.47	to	9.15
2016	2,475,754	13.9431	to	12.5173	33,663,567	3.95	1.35	to	2.55	11.65	to	10.29
2015	3,088,382	12.4880	to	11.3489	37,738,539	2.79	1.35	to	2.55	(7.48)	to	(8.61)

T59
2019	427,256	11.4894	to	10.0037	4,468,153	6.55	0.65	to	2.30	1.20	to	(0.47)
2018	471,209	11.3537	to	9.8660	4,917,758	—	0.65	to	2.55	1.23	to	(0.70)
2017	519,699	11.2156	to	9.9355	5,415,144	—	0.65	to	2.55	1.10	to	(0.81)
2016	531,876	11.0934	to	10.0171	5,559,572	—	0.65	to	2.55	2.20	to	0.25
2015	620,029	10.8545	to	9.9925	6,420,065	7.82	0.65	to	2.55	(5.01)	to	(6.83)

F56
2019	642,518	17.7181	to	20.6892	14,491,099	2.71	1.30	to	2.25	13.66	to	12.58
2018	740,601	15.5885	to	18.3774	14,774,999	1.96	1.30	to	2.25	(15.96)	to	(16.77)
2017	824,218	18.5490	to	22.0791	19,669,139	1.63	1.30	to	2.25	16.97	to	15.85
2016	1,040,279	15.8582	to	19.0576	21,317,014	2.04	1.30	to	2.25	8.19	to	7.15
2015	1,224,047	14.6571	to	17.3044	23,282,566	2.58	1.30	to	2.25	(7.70)	to	(11.06)

F59
2019	3,499,450	17.2950	to	14.6110	55,707,188	5.27	0.65	to	2.30	15.31	to	13.40
2018	4,124,136	14.9993	to	12.8840	57,532,026	4.88	0.65	to	2.30	(4.93)	to	(6.51)
2017	5,191,041	15.7769	to	13.7804	76,940,338	4.16	0.65	to	2.30	8.96	to	7.17
2016	6,181,841	14.4793	to	12.8587	84,955,589	4.95	0.65	to	2.30	13.28	to	11.40
2015	7,202,924	12.7816	to	11.5427	88,276,667	4.65	0.65	to	2.30	(7.66)	to	(9.19)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
FF0
2019	97,632	$15.9829	to	$15.0064	$1,539,309	4.92%	1.35%	to	2.10%	14.49%	to	13.62%
2018	130,886	13.9607	to	13.2072	1,804,932	4.63	1.35	to	2.10	(5.71)	to	(6.42)
2017	157,213	14.8062	to	14.1139	2,301,820	3.85	1.35	to	2.10	8.08	to	7.26
2016	174,678	13.6995	to	13.1580	2,367,221	4.61	1.35	to	2.10	12.33	to	11.48
2015	221,349	12.1956	to	11.8032	2,675,685	4.38	1.35	to	2.10	(8.40)	to	(9.10)

F54
2019	4,608,107	20.5707	to	23.7028	121,896,779	1.78	0.65	to	2.30	21.78	to	19.77
2018	5,410,743	16.8922	to	18.0108	118,801,510	2.29	0.65	to	2.55	(9.66)	to	(11.38)
2017	6,319,857	18.6985	to	20.3246	155,223,568	2.18	0.65	to	2.55	7.65	to	5.61
2016	7,296,500	17.3704	to	19.2457	168,372,832	1.98	0.65	to	2.55	15.30	to	13.10
2015	9,046,135	15.0650	to	17.0167	183,026,033	2.98	0.65	to	2.55	(5.55)	to	(7.36)

FG8
2019	11,683	19.6320	to	18.5107	224,329	1.45	1.35	to	2.05	20.79	to	19.94
2018	17,157	16.2532	to	15.4333	274,591	2.27	1.35	to	2.05	(10.39)	to	(11.02)
2017	17,441	18.1374	to	17.3450	312,227	2.13	1.35	to	2.05	6.80	to	6.05
2016	17,750	16.9831	to	16.3559	298,131	1.91	1.35	to	2.05	14.38	to	13.56
2015	19,752	14.8484	to	14.4022	290,680	2.95	1.35	to	2.05	(6.33)	to	(7.00)

F53
2019	564,908	24.7045	to	36.2616	22,684,408	1.05	0.65	to	2.30	25.53	to	23.46
2018	693,799	19.6805	to	26.3599	22,434,949	0.90	0.65	to	2.55	(13.45)	to	(15.10)
2017	828,913	22.7376	to	31.0472	31,372,808	0.52	0.65	to	2.55	9.93	to	7.85
2016	975,482	20.6828	to	28.7869	33,974,255	0.83	0.65	to	2.55	29.34	to	26.87
2015	1,241,308	15.9909	to	22.6902	33,770,572	0.63	0.65	to	2.55	(7.99)	to	(9.75)

FJ9
2019	11,424	23.3463	to	22.0128	261,610	1.07	1.35	to	2.05	24.53	to	23.66
2018	21,789	18.7476	to	17.8018	400,380	0.79	1.35	to	2.05	(14.19)	to	(14.79)
2017	41,607	21.8470	to	20.8925	899,453	0.44	1.35	to	2.05	9.08	to	8.31
2016	44,227	20.0288	to	19.2891	877,516	0.65	1.35	to	2.05	28.36	to	27.45
2015	52,597	15.6030	to	15.1342	813,592	0.53	1.35	to	2.05	(8.77)	to	(9.42)

T28
2019	846,888	13.1901	to	13.5381	12,325,639	5.06	0.65	to	2.25	7.35	to	5.64
2018	930,820	12.2867	to	12.8155	12,748,164	2.76	0.65	to	2.25	(2.77)	to	(4.34)
2017	1,150,422	12.6373	to	13.3963	16,389,786	2.97	0.65	to	2.25	3.88	to	2.22
2016	1,385,829	12.1651	to	13.1050	19,230,035	3.46	0.65	to	2.25	7.24	to	5.51
2015	1,632,712	11.3441	to	12.4205	21,339,869	6.56	0.65	to	2.25	(4.49)	to	(6.03)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,						For the years ended December 31,
							Investment
						Net	Income	Expense Ratio
	Units	Unit Value[4]				Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
FJ0
2019	12,959	$12.1933	to $		11.4969	$155,855	4.56%	1.35%	to	2.05%	6.48%	to	5.73%
2018	19,416	11.4511		to	10.8734	220,573	2.44	1.35	to	2.05	(3.56)	to	(4.24)
2017	23,299	11.8738		to	11.3549	274,294	2.49	1.35	to	2.05	3.06	to	2.33
2016	28,744	11.5214		to	11.0959	329,206	3.06	1.35	to	2.05	6.41	to	5.65
2015	33,869	11.3392		to	10.5022	364,463	5.99	0.65	to	2.05	(3.07)	to	(5.94)

G03
2019	3,522	10.3727				36,538	6.25	1.20			23.43

H24
2019	55,201	14.4934		to	13.5511	783,087	2.65	1.35	to	1.90	5.85	to	5.27
2018	63,919	13.6922		to	12.8733	858,394	3.63	1.35	to	1.90	(5.86)	to	(6.39)
2017	88,851	14.5448		to	13.7514	1,272,105	3.12	1.35	to	1.90	(2.91)	to	(3.45)
2016	103,249	14.9810		to	14.2426	1,527,346	4.49	1.35	to	1.90	5.52	to	4.94
2015	135,046	14.1967		to	13.5725	1,892,317	3.96	1.35	to	1.90	(4.37)	to	(4.90)

H27[9]
2015	—	9.6560		to	9.1381	—	1.75	1.35	to	2.10	3.03	to	2.89

H32
2019	55,082	19.2814		to	17.5910	1,040,138	—	1.35	to	2.10	22.33	to	21.41
2018	68,180	15.7616		to	14.4888	1,054,406	0.66	1.35	to	2.10	(8.44)	to	(9.13)
2017	90,402	17.2141		to	15.9449	1,530,826	0.52	1.35	to	2.10	15.94	to	15.07
2016	122,712	14.8475		to	13.8570	1,796,035	0.62	1.35	to	2.10	9.51	to	8.67
2015	157,815	13.5587		to	12.7511	2,112,682	0.52	1.35	to	2.10	(8.42)	to	(9.12)

V35
2019	271,291	20.6752		to	18.8957	5,387,511	0.41	1.35	to	2.10	23.03	to	22.10
2018	311,378	16.8049		to	15.4750	5,050,033	0.18	1.35	to	2.10	(14.05)	to	(14.70)
2017	400,331	19.5512		to	18.1415	7,594,507	0.58	1.35	to	2.10	8.21	to	7.39
2016	523,944	18.0681		to	15.3400	9,219,910	0.11	1.35	to	2.10	13.66	to	12.80
2015	658,892	15.8962		to	14.9758	10,234,351	0.01	1.35	to	2.10	(10.58)	to	(11.26)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
V13
2019	1,331,139	$24.9503	to	$17.7062	$25,022,831	1.67%	0.65%	to	2.10%	24.13%	to	22.33%
2018	1,544,863	20.1003	to	13.7074	23,624,426	1.36	0.65	to	2.55	(12.94)	to	(14.60)
2017	1,780,350	23.0876	to	16.0509	31,650,617	1.95	0.65	to	2.55	16.81	to	14.60
2016	2,109,158	19.7645	to	14.0059	32,417,640	1.29	0.65	to	2.55	16.23	to	14.00
2015	2,533,709	17.0051	to	12.2855	33,829,593	1.58	0.65	to	2.55	(6.80)	to	(8.59)

V11
2019	4,591,136	20.2592	to	18.2691	88,979,408	2.26	0.65	to	2.10	19.23	to	17.50
2018	5,321,052	16.9917	to	15.5479	87,367,855	1.92	0.65	to	2.10	(10.32)	to	(11.62)
2017	6,061,599	18.9464	to	17.5930	112,135,840	1.47	0.65	to	2.10	10.06	to	8.47
2016	6,225,472	17.2143	to	16.2194	105,689,244	1.61	0.65	to	2.10	14.09	to	12.42
2015	7,299,418	15.0885	to	14.4270	109,646,517	2.17	0.65	to	2.10	(3.22)	to	(4.63)

AC1
2019	151,039	16.2221	to	15.2308	2,379,791	1.23	1.35	to	2.10	26.51	to	25.56
2018	193,849	12.8226	to	12.1304	2,426,299	1.77	1.35	to	2.10	(16.35)	to	(16.99)
2017	200,796	15.3295	to	14.6127	3,015,957	1.22	1.35	to	2.10	21.08	to	20.17
2016	210,017	12.6609	to	12.1604	2,613,067	1.15	1.35	to	2.10	(2.04)	to	(2.78)
2015	243,180	12.9242	to	12.5084	3,100,461	1.41	1.35	to	2.10	(3.93)	to	(4.66)

J88
2019	3,728,909	11.7765	to	10.4285	40,491,756	2.38	0.65	to	2.10	7.17	to	5.61
2018	3,741,153	10.9890	to	9.8743	38,269,637	2.30	0.65	to	2.10	(0.88)	to	(2.32)
2017	4,490,602	11.0863	to	9.9802	46,803,470	2.39	0.65	to	2.10	2.63	to	0.94
2016	4,467,729	10.8018	to	9.8869	45,830,587	2.50	0.65	to	2.30	1.17	to	(0.51)
2015	3,583,990	10.6765	to	10.0247	36,693,573	3.11	0.65	to	2.10	0.21	to	(1.25)

J94
2019	574,362	29.7517	to	26.3469	15,769,422	0.62	0.65	to	2.10	30.59	to	28.69
2018	606,692	22.7832	to	20.4724	12,883,908	0.62	0.65	to	2.10	(7.03)	to	(8.39)
2017	595,767	24.5064	to	22.3467	13,758,720	0.69	0.65	to	2.10	21.25	to	19.50
2016	610,046	20.2108	to	18.7003	11,727,631	0.71	0.65	to	2.10	9.97	to	8.37
2015	613,320	18.3776	to	17.2559	10,824,807	0.91	0.65	to	2.10	(0.06)	to	(1.52)

L11
2019	2,926,589	10.7242	to	9.8276	31,286,383	0.88	0.65	to	2.35	17.37	to	15.38
2018	3,351,309	9.1367	to	8.5174	30,828,463	1.85	0.65	to	2.35	(19.09)	to	(20.47)
2017	3,508,497	11.2922	to	10.7098	40,317,841	1.68	0.65	to	2.35	27.00	to	24.85
2016	4,251,904	8.8917	to	8.5784	38,857,707	1.00	0.65	to	2.35	19.99	to	17.94
2015	5,273,665	7.4101	to	7.2733	40,573,672	1.13	0.65	to	2.35	(20.58)	to	(21.94)

L18
2019	665,279	27.3000	to	29.6554	21,837,274	—	0.65	to	2.35	35.48	to	33.18
2018	834,547	20.1504	to	21.7574	20,439,006	—	0.65	to	2.50	(3.52)	to	(5.32)
2017	1,020,692	20.8862	to	22.9788	26,220,456	—	0.65	to	2.50	22.11	to	19.86
2016	1,243,093	17.1039	to	19.1710	26,470,868	—	0.65	to	2.50	0.58	to	(1.30)
2015	1,472,427	17.0061	to	19.4230	31,539,261	—	0.65	to	2.50	2.06	to	0.15

L17
2019	1,152,329	22.3933	to	25.2104	31,755,340	1.20	0.65	to	2.25	20.73	to	18.80
2018	1,358,769	18.5489	to	21.0581	31,371,127	1.43	0.65	to	2.30	(8.76)	to	(10.27)
2017	1,583,940	20.3289	to	23.4681	40,528,331	1.01	0.65	to	2.30	11.85	to	10.00
2016	1,720,494	18.1758	to	21.3338	39,783,024	1.08	0.65	to	2.30	14.99	to	13.08
2015	2,037,566	15.8061	to	18.8657	41,432,558	1.08	0.65	to	2.30	(4.07)	to	(5.66)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
M07
2019	20,851,912	$15.0746	to	$14.3983	$308,554,370	2.32%	1.15%	to	1.85%	19.01%	to	18.17%
2018	23,372,110	12.6662	to	12.1847	291,492,108	2.16	1.15	to	1.85	(6.69)	to	(7.36)
2017	26,748,775	13.5747	to	13.1528	358,797,486	2.33	1.15	to	1.85	11.02	to	10.23
2016	29,910,041	12.2267	to	11.9316	362,343,544	2.88	1.15	to	1.85	7.85	to	7.08
2015	33,503,120	11.3363	to	11.1431	377,393,483	2.58	1.15	to	1.85	(1.50)	to	(2.21)

M35
2019	19,920,899	15.3152	to	13.7245	286,329,571	2.10	0.65	to	2.35	19.34	to	17.31
2018	23,179,177	12.8336	to	11.5711	281,998,243	1.94	0.65	to	2.55	(6.49)	to	(8.27)
2017	27,563,591	13.7237	to	12.6143	362,120,950	2.12	0.65	to	2.55	11.30	to	9.19
2016	32,522,599	12.3304	to	11.5526	387,743,049	2.61	0.65	to	2.55	8.11	to	6.04
2015	38,061,626	11.4057	to	10.8944	423,982,545	2.32	0.65	to	2.55	(1.23)	to	(3.11)

M31
2019	3,740,843	21.0558	to	19.9683	152,966,150	—	1.00	to	1.85	36.77	to	35.60
2018	4,316,157	15.3951	to	14.7254	128,977,969	0.09	1.00	to	1.85	1.64	to	0.77
2017	4,789,327	15.1470	to	14.6133	141,290,687	0.10	1.00	to	1.85	30.10	to	28.99
2016	5,426,005	11.6429	to	11.3291	123,629,170	0.04	1.00	to	1.85	1.42	to	0.55
2015	6,024,171	11.4800	to	11.2673	136,388,570	0.15	1.00	to	1.85	6.48	to	5.57

M80
2019	512,464	33.4741	to	51.7228	22,382,240	—	0.65	to	2.25	36.88	to	34.70
2018	581,940	24.4544	to	38.3992	18,852,039	—	0.65	to	2.25	1.74	to	0.11
2017	678,694	24.0356	to	38.3580	21,420,058	—	0.65	to	2.25	30.24	to	28.16
2016	863,914	18.4555	to	28.9819	21,240,396	—	0.65	to	2.30	1.51	to	(2.62)
2015	851,571	18.1802	to	29.7614	20,421,532	—	0.65	to	2.30	6.60	to	4.83

MF1
2019	1,585,873	15.9313	to	13.8562	23,780,230	—	1.15	to	1.85	37.08	to	36.11
2018	1,841,013	11.6216	to	10.1803	20,181,465	—	1.15	to	1.85	0.08	to	(0.64)
2017	2,084,083	11.6128	to	10.2460	22,916,943	0.12	1.15	to	1.85	25.56	to	24.66
2016	2,360,839	9.2491	to	8.2190	20,746,816	—	1.15	to	1.85	3.72	to	2.97
2015	2,692,372	8.9176	to	7.9820	22,872,751	—	1.15	to	1.85	3.42	to	2.68

M41
2019	788,367	28.6884	to	33.6261	25,548,387	—	0.65	to	2.30	37.38	to	35.12
2018	955,706	20.8824	to	24.8865	23,268,767	—	0.65	to	2.30	0.29	to	(1.37)
2017	1,151,944	15.3076	to	22.9447	28,534,920	—	1.15	to	2.30	25.23	to	23.72
2016	1,460,801	12.2240	to	18.5451	29,172,668	—	1.15	to	2.35	3.41	to	2.16
2015	1,724,133	11.8206	to	18.1534	33,576,678	—	1.15	to	2.35	3.23	to	1.98

M05
2019	2,988,255	18.1945	to	17.3698	53,070,736	—	1.00	to	1.85	40.29	to	39.09
2018	3,478,746	12.9696	to	12.4881	44,227,317	—	1.00	to	1.85	(2.47)	to	(3.30)
2017	3,974,846	13.2975	to	12.9145	52,059,415	—	1.00	to	1.85	25.39	to	24.33
2016	4,550,411	10.6045	to	10.3875	47,735,809	—	1.00	to	1.85	7.96	to	7.03
2015	5,274,363	9.8226	to	9.7048	51,473,702	—	1.00	to	1.85	(2.87)	to	(3.70)

M42
2019	1,693,473	24.6879	to	21.8430	36,002,846	—	0.65	to	2.35	40.36	to	37.98
2018	2,203,370	17.5893	to	15.6340	34,009,316	—	0.65	to	2.55	(2.36)	to	(4.22)
2017	2,681,606	18.0142	to	16.3232	42,999,861	—	0.65	to	2.55	25.51	to	23.14
2016	3,472,298	14.3524	to	13.2562	45,183,766	—	0.65	to	2.55	8.09	to	6.02
2015	4,234,433	13.2781	to	12.5030	51,679,700	—	0.65	to	2.55	(2.78)	to	(4.64)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
M89
2019	37,989,667	$12.4721	to	$10.8599	$438,069,818	3.15%	0.65%	to	2.30%	9.21%	to	7.41%
2018	41,255,653	11.4207	to	9.9244	439,785,816	2.95	0.65	to	2.55	(1.97)	to	(3.84)
2017	50,252,561	11.6505	to	10.3209	551,839,591	3.10	0.65	to	2.55	3.51	to	1.55
2016	54,097,481	11.2556	to	10.1637	579,337,780	3.20	0.65	to	2.55	3.33	to	1.36
2015	58,329,019	10.8924	to	10.0275	610,129,654	2.99	0.65	to	2.55	(1.23)	to	(3.12)

M82
2019	5,170,576	24.2777	to	21.8715	116,695,377	0.58	0.65	to	2.10	31.74	to	29.83
2018	6,292,487	18.4283	to	16.8461	108,924,665	0.44	0.65	to	2.10	(5.25)	to	(6.63)
2017	7,695,385	19.4490	to	18.0426	142,050,646	1.09	0.65	to	2.10	22.27	to	20.50
2016	9,907,870	15.9063	to	14.6264	151,167,809	0.51	0.65	to	2.30	7.78	to	4.42
2015	11,612,965	14.7576	to	14.0971	166,083,179	0.45	0.65	to	2.10	(0.12)	to	(1.58)

M44
2019	7,697,178	13.2329	to	12.7289	100,358,195	3.96	1.15	to	1.85	23.64	to	22.76
2018	8,893,730	10.7023	to	10.3685	94,027,310	1.09	1.15	to	1.85	(0.10)	to	(0.81)
2017	10,265,356	10.7128	to	10.4535	109,070,327	4.23	1.15	to	1.85	13.53	to	12.72
2016	11,888,231	9.4362	to	9.2738	111,519,024	3.84	1.15	to	1.85	10.20	to	9.41
2015	13,586,264	8.5625	to	8.4762	115,876,289	4.13	1.15	to	1.85	(15.49)	to	(16.10)

M40
2019	3,882,378	13.1581	to	12.2558	49,315,500	3.71	1.00	to	2.30	23.56	to	21.95
2018	4,706,962	10.6496	to	10.0500	48,720,378	0.83	1.00	to	2.30	(0.20)	to	(1.51)
2017	5,932,848	10.6711	to	10.2037	61,936,024	3.99	1.00	to	2.30	13.35	to	11.88
2016	7,287,818	9.4141	to	9.1202	67,546,731	3.56	1.00	to	2.30	10.12	to	8.68
2015	8,723,614	8.5486	to	8.3920	73,904,560	3.83	1.00	to	2.30	(15.61)	to	(16.72)

M83
2019	11,986,049	15.7464	to	20.1686	219,810,033	2.10	1.15	to	2.50	28.32	to	26.58
2018	14,114,772	12.2708	to	15.9337	203,900,118	1.52	1.15	to	2.50	(11.12)	to	(12.33)
2017	16,073,885	13.7996	to	18.1754	262,999,598	1.90	1.15	to	2.50	16.30	to	14.73
2016	19,203,768	11.8689	to	15.8414	272,478,586	2.08	1.15	to	2.50	12.79	to	11.24
2015	22,857,789	10.5228	to	14.8028	291,415,553	2.19	1.15	to	2.55	(1.87)	to	0.71

M08
2019	5,322,655	22.6372	to	20.1014	104,013,424	1.87	0.65	to	2.30	28.66	to	26.55
2018	6,444,994	17.5939	to	15.8843	99,305,473	1.29	0.65	to	2.30	(10.94)	to	(12.42)
2017	7,634,946	19.7556	to	18.0898	133,865,829	1.70	0.65	to	2.30	16.59	to	14.61
2016	9,064,489	16.9448	to	14.9209	137,624,810	1.86	0.65	to	2.50	13.04	to	5.53
2015	10,766,656	14.9906	to	14.1384	146,351,882	2.02	0.65	to	2.50	(1.58)	to	(3.41)

MB6
2019	6,487,980	42.3746	to	22.5117	251,155,159	1.47	1.15	to	1.85	27.70	to	26.80
2018	7,473,605	19.5217	to	17.7543	226,421,225	1.35	1.15	to	1.85	(8.80)	to	(9.45)
2017	8,571,456	21.1244	to	19.6069	285,143,459	1.49	1.15	to	1.85	19.38	to	18.54
2016	9,827,330	30.4722	to	16.5398	274,414,193	1.43	1.15	to	1.85	7.21	to	6.44
2015	11,089,198	28.4221	to	15.5391	290,589,545	1.57	1.15	to	1.85	(0.02)	to	(0.74)

MB7
2019	1,845,504	29.2725	to	28.4960	59,738,770	1.24	1.00	to	2.50	27.59	to	25.67
2018	2,169,101	22.9432	to	22.6747	55,602,465	1.12	1.00	to	2.50	(8.91)	to	(10.29)
2017	2,537,208	25.1886	to	25.2752	72,128,774	1.29	1.00	to	2.50	19.27	to	17.48
2016	3,165,481	21.1190	to	21.5140	76,171,922	1.25	1.00	to	2.50	7.09	to	5.47
2015	3,811,047	19.7201	to	21.0114	86,489,467	1.25	1.00	to	2.55	(0.14)	to	1.91

MC0
2019	1,943,211	26.9909	to	22.9516	48,982,248	3.78	1.15	to	1.85	13.35	to	12.54
2018	2,179,178	23.8130	to	20.3944	48,602,145	3.83	1.15	to	1.85	(4.11)	to	(4.80)
2017	2,441,264	23.6529	to	21.4218	57,018,142	3.71	1.15	to	1.85	5.17	to	4.43
2016	2,639,684	23.6109	to	20.5132	58,807,589	4.07	1.15	to	1.85	5.08	to	4.32
2015	2,988,943	22.4704	to	19.6641	63,529,911	3.96	1.15	to	1.85	(1.45)	to	(2.16)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
MA0
2019	6,042,604	$14.2930	to	$15.7393	$119,375,562	3.56%	0.65%	to	2.30%	13.71%	to	11.84%
2018	6,527,847	12.5691	to	14.0727	114,567,450	3.56	0.65	to	2.30	(3.94)	to	(5.53)
2017	8,061,502	13.0848	to	14.8968	148,735,679	3.48	0.65	to	2.30	5.42	to	3.69
2016	8,446,444	12.4116	to	14.0494	149,405,681	3.90	0.65	to	2.50	5.29	to	3.91
2015	9,138,528	11.7876	to	13.5201	155,094,085	3.78	0.65	to	2.50	(1.23)	to	(3.07)

MC2
2019	2,842,931	45.1674	to	28.3230	99,104,962	0.80	1.15	to	1.85	31.68	to	30.74
2018	3,277,605	34.3018	to	21.6637	87,496,028	0.67	1.15	to	1.85	(4.93)	to	(5.61)
2017	3,720,811	36.0812	to	22.9519	104,851,766	0.94	1.15	to	1.85	23.41	to	22.53
2016	4,258,493	29.2369	to	18.7314	97,617,989	0.76	1.15	to	1.85	10.11	to	9.32
2015	4,776,662	26.5525	to	17.1351	99,683,494	0.55	1.15	to	1.85	(1.34)	to	(2.05)

MC1
2019	1,523,361	30.8774	to	23.4566	40,168,506	0.55	0.65	to	2.25	32.01	to	29.90
2018	1,773,236	23.3905	to	18.0574	35,718,016	0.44	0.65	to	2.25	(4.69)	to	(6.23)
2017	1,906,718	24.5425	to	19.2561	40,697,930	0.69	0.65	to	2.25	23.70	to	21.73
2016	2,161,230	19.8405	to	15.8192	37,582,688	0.45	0.65	to	2.25	10.35	to	8.57
2015	2,594,573	17.9804	to	14.5707	41,219,748	0.30	0.65	to	2.25	(1.05)	to	(2.65)

MC3
2019	504,336	33.5786	to	28.4361	16,599,951	0.66	1.00	to	1.85	19.31	to	18.30
2018	554,697	28.1431	to	24.0378	15,397,927	0.34	1.00	to	1.85	(14.80)	to	(15.53)
2017	634,839	33.0334	to	28.4588	20,782,715	1.07	1.00	to	1.85	36.58	to	35.42
2016	699,804	24.1864	to	21.0156	16,866,599	0.62	1.00	to	1.85	8.27	to	7.34
2015	796,990	22.3385	to	19.5780	17,765,433	0.94	1.00	to	1.85	(13.76)	to	(14.51)

MA1
2019	858,553	11.3658	to	15.1481	15,637,358	0.39	0.65	to	2.30	19.40	to	17.43
2018	1,031,804	9.5190	to	12.4719	15,818,098	0.11	0.65	to	2.55	(14.69)	to	(16.32)
2017	1,143,328	11.1584	to	14.9044	20,721,186	0.87	0.65	to	2.55	36.77	to	34.18
2016	1,403,830	8.1584	to	11.1075	18,711,593	0.37	0.65	to	2.55	8.33	to	6.26
2015	1,637,155	7.5307	to	10.4527	20,171,751	0.58	0.65	to	2.55	(13.65)	to	(15.30)

MC4
2019	488,093	17.9328	to	15.2520	9,214,260	2.47	1.00	to	1.85	5.02	to	4.12
2018	491,260	17.0758	to	14.6479	8,788,957	0.96	1.00	to	1.85	(2.10)	to	(2.94)
2017	560,127	17.4420	to	15.0913	10,319,234	—	1.00	to	1.85	5.93	to	5.02
2016	640,441	16.4663	to	14.3695	11,249,055	—	1.00	to	1.85	(0.70)	to	(1.55)
2015	689,912	16.5821	to	14.5958	12,301,550	2.44	1.00	to	1.85	(4.62)	to	(5.44)

MC5
2019	54,156	16.2674	to	14.2806	803,500	2.12	1.15	to	1.85	4.58	to	3.84
2018	57,413	15.5555	to	13.7522	822,077	0.59	1.15	to	1.85	(2.46)	to	(3.15)
2017	70,046	15.9475	to	14.1990	1,030,360	—	1.15	to	1.85	5.49	to	4.75
2016	111,398	15.1182	to	13.5556	1,568,339	—	1.15	to	1.85	(1.15)	to	(1.85)
2015	110,442	15.2941	to	15.0234	1,583,099	2.55	1.15	to	2.05	(4.96)	to	(0.34)

MC6
2019	1,046,941	52.8547	to	22.7764	48,073,037	0.56	1.15	to	1.85	34.46	to	33.50
2018	1,208,296	39.3087	to	17.0605	41,358,792	0.50	1.15	to	1.85	(5.92)	to	(6.59)
2017	1,418,436	41.7825	to	18.2650	51,346,527	1.08	1.15	to	1.85	30.64	to	29.71
2016	1,566,590	31.9832	to	14.0815	43,506,302	0.58	1.15	to	1.85	4.86	to	4.11
2015	1,741,127	30.4997	to	13.5259	46,420,205	0.95	1.15	to	1.85	(2.66)	to	(3.36)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
MC7
2019	62,083	$33.5290	to	$36.4438	$2,098,442	0.26%	1.15%	to	2.10%	34.10%	to	32.83%
2018	66,578	25.0026	to	24.3194	1,746,938	0.18	1.15	to	2.55	(6.16)	to	(7.48)
2017	86,375	26.6434	to	26.2859	2,493,312	0.82	1.15	to	2.55	30.26	to	28.44
2016	104,234	20.4535	to	20.4656	2,325,270	0.35	1.15	to	2.55	4.63	to	3.15
2015	96,438	19.5480	to	19.8404	1,996,561	0.62	1.15	to	2.55	(2.95)	to	(4.33)

MC8
2019	2,503,331	32.1194	to	15.9005	82,722,075	1.05	1.15	to	1.85	30.46	to	29.53
2018	2,886,932	24.6202	to	12.2754	73,514,254	0.98	1.15	to	1.85	(9.87)	to	(10.52)
2017	3,335,907	27.3168	to	13.7182	93,561,955	1.55	1.15	to	1.85	24.09	to	23.21
2016	3,836,452	22.0136	to	11.1342	86,911,841	1.12	1.15	to	1.85	4.24	to	3.49
2015	4,325,426	21.1183	to	10.7590	93,596,211	1.26	1.15	to	1.85	(1.94)	to	(2.65)

MC9
2019	196,208	23.0220	to	26.1665	4,864,373	0.75	1.10	to	2.10	30.17	to	28.87
2018	237,401	17.6857	to	20.3047	4,525,231	0.69	1.10	to	2.10	(10.07)	to	(10.97)
2017	286,878	19.6652	to	24.0412	6,164,998	1.31	1.10	to	2.10	23.80	to	22.38
2016	369,037	15.8845	to	19.6450	6,490,047	0.81	1.10	to	2.25	4.05	to	2.84
2015	422,318	15.2657	to	19.1018	7,232,070	0.96	1.10	to	2.25	(2.18)	to	(3.32)

MD0
2019	1,307,551	33.6202	to	20.8714	41,117,262	2.76	1.15	to	1.85	13.28	to	12.47
2018	1,492,809	29.6796	to	18.5572	41,494,783	0.78	1.15	to	1.85	(5.60)	to	(6.27)
2017	1,660,704	31.4392	to	19.7991	49,219,805	3.09	1.15	to	1.85	9.57	to	8.79
2016	1,899,277	28.6923	to	18.1988	51,409,257	0.00	1.15	to	1.85	5.03	to	4.27
2015	2,118,016	27.3178	to	17.4528	54,757,714	5.17	1.15	to	1.85	(3.34)	to	(4.04)

M92
2019	36,890,746	14.7155	to	13.2480	517,149,066	2.53	0.65	to	2.10	13.56	to	11.91
2018	41,927,838	12.9584	to	11.3564	522,436,665	0.50	0.65	to	2.55	(5.42)	to	(7.23)
2017	49,628,528	13.7016	to	12.2413	660,187,553	2.90	0.65	to	2.55	9.87	to	7.79
2016	56,171,972	12.4709	to	11.3569	686,213,466	0.00	0.65	to	2.55	5.29	to	3.28
2015	61,825,683	11.8441	to	10.9963	724,423,931	4.89	0.65	to	2.55	(3.12)	to	(4.98)

M96
2019	3,639,440	20.9862	to	15.8911	72,819,390	2.99	1.15	to	1.85	5.31	to	4.56
2018	3,973,046	19.9272	to	15.1974	75,920,316	3.21	1.15	to	1.85	(0.68)	to	(1.39)
2017	4,489,943	17.2070	to	15.4120	86,941,433	3.10	1.15	to	1.85	1.05	to	0.34
2016	4,799,909	19.8527	to	15.3592	92,685,337	2.68	1.15	to	1.85	(0.11)	to	(0.83)
2015	5,257,120	19.8742	to	15.4874	102,055,769	2.73	1.15	to	1.85	(0.67)	to	(1.39)

MD2
2019	11,100,477	11.2446	to	11.0487	147,558,037	2.69	0.65	to	2.50	5.66	to	3.71
2018	12,122,983	10.6424	to	10.6537	154,081,038	2.92	0.65	to	2.50	(0.48)	to	(2.33)
2017	14,812,278	10.6942	to	10.9081	191,222,631	2.80	0.65	to	2.50	1.37	to	(0.51)
2016	16,682,003	10.5502	to	10.9635	214,602,842	2.37	0.65	to	2.50	0.02	to	(1.84)
2015	18,001,929	10.5479	to	11.2494	233,787,906	2.39	0.65	to	2.55	(0.40)	to	(0.96)

MA6
2019	1,688,655	25.1272	to	21.3330	47,736,189	5.60	1.00	to	1.85	13.66	to	12.69
2018	1,900,008	22.1072	to	18.9302	47,713,973	5.56	1.00	to	1.85	(4.05)	to	(4.87)
2017	2,138,564	23.0408	to	19.9002	56,471,575	6.41	1.00	to	1.85	5.62	to	4.73
2016	2,350,891	21.8140	to	19.0023	59,541,819	6.62	1.00	to	1.85	12.69	to	11.72
2015	2,734,375	19.3581	to	17.0090	61,795,969	6.84	1.00	to	1.85	(5.18)	to	(5.99)

MA3
2019	1,558,342	13.5966	to	18.2086	35,601,324	5.36	0.65	to	2.50	13.69	to	11.59
2018	1,798,423	11.9591	to	16.3168	36,323,910	5.31	0.65	to	2.50	(3.87)	to	(5.66)
2017	2,196,928	12.4407	to	17.2951	46,577,368	6.18	0.65	to	2.50	5.62	to	3.67
2016	2,592,985	11.7787	to	16.6825	52,755,833	6.38	0.65	to	2.50	12.91	to	10.80
2015	3,167,879	10.4323	to	15.9129	57,755,878	6.36	0.65	to	2.55	(5.04)	to	(0.91)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
M97
2019	1,237,228	$27.1338	to	$23.4630	$35,189,191	1.19%	1.00%	to	1.85%	26.03%	to	24.95%
2018	1,477,939	21.5299	to	18.7772	33,622,626	1.00	1.00	to	1.85	(9.93)	to	(10.71)
2017	1,626,676	23.9046	to	21.0285	41,434,975	1.35	1.00	to	1.85	31.32	to	30.20
2016	1,863,912	18.2037	to	16.1509	36,365,158	1.15	1.00	to	1.85	1.47	to	0.60
2015	2,078,687	17.9405	to	16.0552	40,049,140	1.55	1.00	to	1.85	(0.68)	to	(1.54)

MD5
2019	808,213	17.7677	to	15.4613	15,834,413	0.97	0.65	to	2.10	26.29	to	24.46
2018	962,074	14.0694	to	12.4231	15,071,974	0.80	0.65	to	2.10	(9.89)	to	(11.21)
2017	1,078,505	15.6143	to	13.9913	18,981,547	1.11	0.65	to	2.10	31.49	to	29.59
2016	1,260,948	11.8749	to	10.7967	16,974,565	0.88	0.65	to	2.10	1.49	to	0.01
2015	1,348,083	11.7007	to	10.7959	18,095,128	1.28	0.65	to	2.10	(0.55)	to	(2.00)

M98
2019	934,776	56.3598	to	33.4739	41,533,157	1.83	1.15	to	1.85	24.51	to	23.62
2018	1,074,993	45.2653	to	27.0771	38,478,624	1.09	1.15	to	1.85	(10.53)	to	(11.17)
2017	1,198,867	50.5904	to	30.4809	48,280,305	1.46	1.15	to	1.85	25.70	to	24.81
2016	1,344,992	40.2464	to	24.4224	43,324,841	1.33	1.15	to	1.85	2.87	to	2.13
2015	1,495,078	39.1244	to	23.9140	46,933,339	1.92	1.15	to	1.85	5.44	to	4.68

M93
2019	4,106,841	22.9326	to	17.9314	81,110,609	1.43	0.65	to	2.25	24.84	to	22.84
2018	5,081,903	18.3700	to	14.5970	81,180,035	0.89	0.65	to	2.25	(10.31)	to	(11.76)
2017	5,752,465	20.4825	to	16.5415	103,459,909	1.25	0.65	to	2.25	26.00	to	23.99
2016	7,480,028	16.2563	to	13.3412	107,609,241	1.11	0.65	to	2.25	3.17	to	1.51
2015	8,395,446	15.7574	to	13.1434	118,129,065	1.68	0.65	to	2.25	5.63	to	3.93

MD6
2019	11,233,612	21.6551	to	19.8213	330,355,652	0.58	1.00	to	1.85	38.56	to	37.38
2018	13,004,247	15.6292	to	14.4286	276,836,568	0.57	1.00	to	1.85	(0.20)	to	(1.06)
2017	14,886,576	15.6611	to	14.5830	318,872,497	0.64	1.00	to	1.85	27.15	to	26.06
2016	16,970,462	12.3173	to	11.5679	287,428,792	0.59	1.00	to	1.85	5.01	to	4.11
2015	19,246,726	11.7292	to	11.1109	311,395,276	0.49	1.00	to	1.85	(1.11)	to	(1.96)

MB3
2019	1,119,963	31.2923	to	33.1589	36,267,396	0.34	1.00	to	2.30	38.19	to	36.39
2018	1,313,651	22.6443	to	24.3110	30,935,440	0.33	1.00	to	2.30	(0.43)	to	(1.74)
2017	1,558,343	22.7430	to	24.5561	37,335,745	0.41	1.00	to	2.30	26.82	to	25.11
2016	1,833,885	17.9326	to	19.3889	34,998,962	0.37	1.00	to	2.50	4.78	to	4.10
2015	2,067,810	17.1139	to	18.6244	37,896,204	0.44	1.00	to	2.50	(1.33)	to	(2.83)

MD8
2019	3,364,994	11.9190	to	9.1323	37,977,970	1.63	1.15	to	1.85	0.48	to	(0.24)
2018	3,729,600	11.8621	to	9.1539	42,172,705	1.24	1.15	to	1.85	0.10	to	(0.62)
2017	4,346,081	11.8502	to	9.2106	49,280,656	0.29	1.15	to	1.85	(0.84)	to	(1.55)
2016	4,698,353	11.9508	to	9.3554	54,106,028	0.01	1.15	to	1.85	(1.13)	to	(1.84)
2015	5,440,048	12.0872	to	9.5310	63,450,866	—	1.15	to	1.85	(1.14)	to	(1.85)

MD9
2019	12,065,194	9.8538	to	7.7712	107,716,092	1.63	0.65	to	2.50	0.98	to	(0.89)
2018	13,539,953	9.7586	to	7.7780	120,800,340	1.24	0.65	to	2.55	0.60	to	(1.32)
2017	15,193,772	9.7005	to	7.8820	136,576,068	0.27	0.65	to	2.55	(0.36)	to	(2.25)
2016	18,785,298	9.7360	to	8.0637	170,982,388	0.01	0.65	to	2.55	(0.64)	to	(2.54)
2015	18,207,733	9.7989	to	8.3576	168,401,641	—	0.65	to	2.55	(0.65)	to	(1.57)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
ME2
2019	932,101	$32.3022	to	$16.8736	$20,256,254	1.46%	1.15%	to	1.85%	26.59%	to	25.69%
2018	1,042,465	25.5179	to	13.4252	17,993,248	1.45	1.15	to	1.85	(15.11)	to	(15.72)
2017	1,141,329	17.4281	to	15.9287	23,371,436	1.86	1.15	to	1.85	26.82	to	25.93
2016	1,315,665	23.6996	to	12.6486	21,301,442	1.57	1.15	to	1.85	(1.83)	to	(2.54)
2015	1,495,623	24.1416	to	12.9781	24,634,929	1.93	1.15	to	1.85	(3.08)	to	(3.78)

ME3
2019	1,520,079	15.2365	to	22.3803	38,549,046	1.19	0.65	to	2.30	26.84	to	24.75
2018	1,836,472	18.4314	to	17.9397	37,158,328	1.16	1.15	to	2.30	(15.31)	to	(16.29)
2017	2,028,320	21.7632	to	22.3708	48,795,329	1.56	1.15	to	2.30	26.44	to	24.98
2016	2,632,854	17.2127	to	16.9084	50,418,946	1.34	1.15	to	2.50	(2.05)	to	(2.03)
2015	2,946,172	17.5735	to	17.2595	57,887,140	1.69	1.15	to	2.50	(3.32)	to	(4.64)

MA5
2019	1,166,830	23.3272	to	19.9843	25,413,532	3.51	1.15	to	1.85	10.33	to	9.55
2018	1,231,924	21.1430	to	18.2429	24,401,310	3.97	1.15	to	1.85	(3.11)	to	(3.80)
2017	1,331,223	21.8216	to	18.9642	27,284,742	4.59	1.15	to	1.85	5.03	to	4.28
2016	1,449,592	20.7762	to	18.1852	28,360,544	3.06	1.15	to	1.85	7.01	to	6.24
2015	1,688,630	19.4153	to	17.1175	30,929,998	5.58	1.15	to	1.85	(2.97)	to	(3.67)

MA7
2019	208,505	21.1297	to	17.4621	4,050,311	3.24	1.15	to	2.10	10.01	to	8.97
2018	237,611	19.2064	to	16.0251	4,209,261	3.62	1.15	to	2.10	(3.24)	to	(4.16)
2017	273,266	19.8489	to	16.7212	5,014,013	4.47	1.15	to	2.10	4.67	to	3.68
2016	369,423	18.9631	to	16.1284	6,463,203	2.85	1.15	to	2.10	6.76	to	5.73
2015	378,492	17.7625	to	15.2539	6,242,579	5.56	1.15	to	2.10	(3.19)	to	(4.12)

ME4
2019	998,683	20.0112	to	16.2986	17,984,787	—	1.15	to	1.85	34.59	to	33.65
2018	1,220,819	13.9374	to	12.1950	16,422,089	—	1.15	to	1.85	0.57	to	(0.15)
2017	1,385,665	14.7855	to	12.2136	18,552,134	—	1.15	to	1.85	37.41	to	36.45
2016	1,549,172	10.7600	to	8.9511	15,195,193	—	1.15	to	1.85	7.46	to	6.68
2015	1,705,852	10.0145	to	8.3903	15,593,420	—	1.15	to	1.85	9.49	to	8.70

MA2
2019	49,526	39.6947	to	37.4828	1,658,655	—	1.15	to	2.05	34.32	to	33.11
2018	46,625	29.5533	to	28.1602	1,370,549	—	1.15	to	2.05	0.35	to	(0.56)
2017	66,266	29.4506	to	28.3191	1,893,319	—	1.15	to	2.05	37.06	to	35.83
2016	69,292	21.4868	to	20.8489	1,456,202	—	1.15	to	2.05	7.14	to	6.16
2015	75,216	20.0550	to	19.6383	1,480,354	—	1.15	to	2.05	9.26	to	8.27

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
MF3
2019	2,340,999	$28.2240	to	$20.6585	$52,379,843	0.47%	0.65%	to	2.30%	25.54%	to	23.47%
2018	2,805,821	22.4828	to	16.7318	50,559,537	0.58	0.65	to	2.30	(5.97)	to	(7.53)
2017	3,443,010	23.9106	to	18.0944	66,706,871	0.61	0.65	to	2.30	13.95	to	12.08
2016	4,055,584	20.9829	to	16.1445	69,692,673	0.92	0.65	to	2.30	19.80	to	17.81
2015	5,343,286	17.5150	to	13.7037	77,471,696	0.32	0.65	to	2.30	(5.00)	to	(6.58)

MF5
2019	22,941,913	15.8017	to	16.7750	405,951,754	2.34	0.65	to	2.10	15.72	to	14.04
2018	26,810,432	13.6551	to	14.0355	414,465,602	1.89	0.65	to	2.55	(3.56)	to	(5.40)
2017	32,045,960	14.1589	to	14.8364	518,959,227	1.86	0.65	to	2.55	10.52	to	8.42
2016	38,928,761	12.8118	to	13.6840	575,990,066	2.42	0.65	to	2.55	4.05	to	2.06
2015	45,325,104	12.3135	to	13.4082	650,867,979	2.85	0.65	to	2.55	(1.14)	to	(3.03)

MF6
2019	52,821	35.2256	to	31.4072	1,744,187	3.63	1.35	to	2.30	25.17	to	23.97
2018	62,209	28.1431	to	21.0070	1,644,682	4.07	1.35	to	2.55	(4.34)	to	(5.50)
2017	76,502	29.4215	to	22.2303	2,125,475	4.14	1.35	to	2.55	11.81	to	10.46
2016	90,462	26.3141	to	20.1245	2,257,599	2.55	1.35	to	2.55	6.48	to	5.19
2015	112,828	24.7122	to	19.1320	2,640,528	3.97	1.35	to	2.55	(0.62)	to	(1.82)

MF7
2019	2,253,830	20.4845	to	20.2009	50,523,551	2.83	0.65	to	2.35	25.85	to	23.72
2018	2,678,520	16.2765	to	15.9585	48,236,259	3.15	0.65	to	2.50	(3.97)	to	(5.75)
2017	3,417,578	16.9486	to	16.9319	64,836,183	3.34	0.65	to	2.50	12.33	to	10.26
2016	4,098,331	15.0877	to	15.3561	69,972,782	1.97	0.65	to	2.50	7.00	to	5.01
2015	4,791,411	14.1003	to	14.6231	77,277,420	3.27	0.65	to	2.50	(0.18)	to	(2.04)

MF9
2019	12,493,257	21.2067	to	24.2321	325,781,690	1.98	0.65	to	2.30	25.84	to	23.77
2018	14,628,661	16.8520	to	19.5785	306,459,709	1.53	0.65	to	2.30	(6.08)	to	(7.63)
2017	17,175,741	17.9426	to	21.1967	387,084,303	1.58	0.65	to	2.30	18.74	to	16.78
2016	20,358,832	15.1113	to	18.1505	390,486,019	2.45	0.65	to	2.30	6.24	to	4.48
2015	23,810,696	14.2233	to	17.3724	434,272,098	4.01	0.65	to	2.30	(0.35)	to	(2.01)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
MG1
2019	9,471,698	$11.5440	to	$11.4256	$116,989,865	1.39%	0.65%	to	2.30%	7.35%	to	5.58%
2018	10,546,363	10.7537	to	10.8217	122,512,404	1.41	0.65	to	2.30	(5.32)	to	(6.89)
2017	12,433,916	11.3584	to	11.6227	154,195,257	—	0.65	to	2.30	7.29	to	5.52
2016	13,465,623	10.5868	to	11.0145	157,145,585	—	0.65	to	2.30	1.72	to	0.03
2015	14,182,033	10.4082	to	11.0116	164,263,639	0.40	0.65	to	2.30	(5.88)	to	(7.45)

MF2
2019	18,692,242	10.8479	to	9.3915	192,914,646	2.64	1.30	to	2.50	3.82	to	2.57
2018	20,371,715	10.4484	to	9.1557	203,393,960	1.99	1.30	to	2.50	(0.04)	to	(1.25)
2017	25,006,600	10.4531	to	9.2719	250,847,512	1.58	1.30	to	2.50	0.41	to	(0.79)
2016	27,490,632	10.4101	to	9.3462	275,872,908	1.35	1.30	to	2.50	0.36	to	(0.86)
2015	30,382,434	10.3725	to	9.4944	305,073,432	1.30	1.30	to	2.55	(0.83)	to	(0.99)

MG2
2019	10,825,862	10.5709	to	9.5576	109,445,390	2.39	0.65	to	2.10	4.21	to	2.70
2018	11,204,328	10.1434	to	9.3060	109,785,950	1.72	0.65	to	2.10	0.33	to	(1.13)
2017	13,429,422	10.1103	to	9.4127	132,553,973	1.32	0.65	to	2.10	0.79	to	(0.67)
2016	14,365,301	10.0311	to	9.4762	142,051,166	1.05	0.65	to	2.10	0.82	to	(0.65)
2015	16,047,854	9.9493	to	9.5382	158,937,215	1.04	0.65	to	2.10	(0.37)	to	(1.83)

MG3
2019	1,024,055	25.3101	to	22.4470	24,538,343	1.27	1.30	to	2.30	29.42	to	28.12
2018	1,245,032	19.5567	to	17.5199	23,170,786	0.87	1.30	to	2.30	(12.60)	to	(13.49)
2017	1,418,470	22.3771	to	20.2510	30,353,538	1.23	1.30	to	2.30	12.20	to	11.08
2016	1,665,751	19.9432	to	18.2309	31,932,872	0.86	1.30	to	2.30	14.47	to	13.31
2015	2,078,651	17.4222	to	16.0893	34,980,102	0.93	1.30	to	2.30	(3.60)	to	(4.57)

MG4
2019	902,847	27.1282	to	22.3061	21,333,453	0.97	0.65	to	2.10	29.86	to	27.98
2018	1,126,976	20.8908	to	17.4300	20,713,591	0.66	0.65	to	2.10	(12.19)	to	(13.47)
2017	1,375,595	23.7913	to	20.1438	29,079,628	1.03	0.65	to	2.10	12.67	to	11.04
2016	1,552,431	21.1154	to	16.1967	29,418,427	0.67	0.65	to	2.15	15.01	to	1.59
2015	1,911,690	18.3596	to	15.9433	31,822,181	0.69	0.65	to	2.15	(3.29)	to	(4.75)

MG6
2019	59,093,135	18.5528	to	20.9032	1,302,584,592	2.21	0.65	to	2.10	21.11	to	19.35
2018	68,298,700	15.3192	to	17.5137	1,255,969,013	1.83	0.65	to	2.10	(4.75)	to	(6.14)
2017	79,683,750	16.0837	to	18.3989	1,554,414,108	1.78	0.65	to	2.10	14.49	to	12.66
2016	92,397,930	14.0486	to	16.3314	1,590,095,837	2.53	0.65	to	2.25	5.18	to	3.48
2015	102,938,721	13.3571	to	15.7817	1,700,470,142	3.65	0.65	to	2.25	(0.52)	to	(2.12)

MG7
2019	251,133	26.4623	to	28.9714	7,626,096	0.53	0.65	to	2.10	32.56	to	30.64
2018	315,136	19.9625	to	22.1766	7,295,067	0.25	0.65	to	2.10	(11.58)	to	(12.87)
2017	369,553	22.5770	to	25.4523	9,790,084	0.77	0.65	to	2.10	14.27	to	12.61
2016	320,776	19.7581	to	20.1485	7,536,524	0.64	0.65	to	2.25	25.91	to	11.84
2015	402,041	15.6921	to	18.2161	7,573,913	0.31	0.65	to	2.10	(3.53)	to	(4.94)

V44
2019	353,950	34.6435	to	30.6790	11,234,842	—	0.65	to	2.10	30.61	to	28.72
2018	394,577	26.5236	to	23.8336	9,712,851	—	0.65	to	2.10	6.60	to	5.04
2017	379,850	24.8821	to	22.4004	8,875,409	—	0.65	to	2.10	41.90	to	39.56
2016	337,618	17.5355	to	16.0506	5,605,835	—	0.65	to	2.30	(2.56)	to	(4.18)
2015	207,421	17.9962	to	16.7505	3,575,777	—	0.65	to	2.30	11.24	to	9.39

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
V43
2019	278,593	$27.0537	to	$26.6870	$7,856,010	—%	0.65%	to	2.10%	39.06%	to	37.04%
2018	315,995	19.4551	to	19.4736	6,474,748	—	0.65	to	2.10	9.81	to	8.20
2017	362,270	19.3957	to	17.9971	6,836,255	—	1.35	to	2.10	36.74	to	35.71
2016	468,136	14.1847	to	13.2616	6,469,819	—	1.35	to	2.10	(10.07)	to	(10.76)
2015	479,964	15.7736	to	14.8601	7,397,574	—	1.35	to	2.10	(7.26)	to	(7.96)

O19
2019	420,729	27.3210	to	27.4130	13,908,076	—	1.30	to	2.30	34.08	to	32.74
2018	513,394	20.3759	to	19.4884	12,674,828	—	1.30	to	2.35	(7.18)	to	(8.16)
2017	596,679	22.1306	to	21.2210	15,940,507	0.01	1.30	to	2.35	25.68	to	23.55
2016	778,076	16.9815	to	17.1754	16,765,951	0.12	0.65	to	2.35	(6.51)	to	(4.72)
2015	911,851	18.1646	to	18.0266	20,459,674	—	0.65	to	2.35	2.60	to	0.84

O23
2019	967,190	11.8170	to	10.7166	11,010,608	2.02	1.35	to	2.10	15.64	to	14.77
2018	1,046,363	10.2190	to	9.3377	10,331,463	1.76	1.35	to	2.10	(6.81)	to	(7.52)
2017	1,132,316	11.0263	to	10.0966	12,031,669	1.73	1.30	to	2.10	7.54	to	6.68
2016	1,113,958	10.3640	to	9.4228	11,018,271	2.12	1.30	to	2.10	4.72	to	2.76
2015	1,051,993	9.8973	to	9.1845	10,095,675	2.01	1.30	to	2.10	(0.74)	to	(1.55)

O20
2019	518,280	23.1704	to	27.2588	15,548,955	0.62	0.65	to	2.25	30.60	to	28.51
2018	653,189	17.7414	to	21.2107	15,149,305	0.76	0.65	to	2.25	(13.96)	to	(15.34)
2017	742,825	20.6196	to	25.0546	20,253,728	0.70	0.65	to	2.25	35.44	to	33.28
2016	917,004	15.2246	to	18.7989	18,640,711	0.79	0.65	to	2.25	(0.81)	to	(2.40)
2015	1,162,408	15.3483	to	18.6697	24,056,298	1.06	0.65	to	2.25	3.00	to	(1.78)

O21
2019	4,719,995	28.7756	to	26.6808	152,120,634	0.82	1.30	to	2.50	30.03	to	28.47
2018	5,849,961	22.1301	to	20.7688	145,625,526	0.91	1.30	to	2.50	(9.30)	to	(10.39)
2017	6,885,439	24.3981	to	23.1777	189,799,968	1.04	1.30	to	2.50	15.13	to	13.74
2016	8,523,438	21.1924	to	20.3773	205,092,333	0.86	1.30	to	2.50	9.85	to	8.52
2015	10,443,174	19.2919	to	18.9782	229,753,746	0.65	1.30	to	2.55	1.77	to	3.14

O04
2019	112,700	45.8637	to	39.1083	4,793,286	—	1.35	to	2.25	24.44	to	23.31
2018	133,222	36.8575	to	31.7147	4,562,326	0.06	1.35	to	2.25	(11.75)	to	(12.55)
2017	163,130	30.7748	to	36.2667	6,344,911	0.64	1.35	to	2.25	12.44	to	11.37
2016	204,714	27.3709	to	29.8788	7,092,483	0.25	1.30	to	2.25	16.14	to	15.02
2015	208,260	23.5667	to	28.3115	6,257,962	0.64	1.30	to	2.25	(7.31)	to	(7.24)

PH2
2019	23,358	16.4478	to	15.9711	376,666	1.47	1.35	to	1.70	25.81	to	25.36
2018	28,613	13.0736	to	12.5993	367,455	1.48	1.35	to	1.85	(11.95)	to	(12.40)
2017	37,723	14.8480	to	14.3363	552,210	3.35	1.35	to	1.85	21.34	to	20.67
2016	25,868	12.2369	to	11.4183	313,754	4.98	1.35	to	2.10	6.29	to	2.48
2015	17,585	11.5124	to	11.1420	200,218	5.36	1.35	to	2.10	(10.25)	to	8.04

P08
2019	1,102,174	16.1693	to	14.2034	16,987,769	2.93	1.35	to	2.25	10.39	to	9.39
2018	1,178,282	14.6475	to	12.9838	16,485,880	3.10	1.35	to	2.25	(6.69)	to	(7.53)
2017	1,399,377	15.6974	to	14.0418	21,100,589	4.65	1.35	to	2.25	12.02	to	11.01
2016	1,425,955	14.0135	to	12.6495	19,285,931	2.56	1.35	to	2.25	11.41	to	10.39
2015	1,618,473	12.5788	to	11.4590	19,696,479	2.92	1.35	to	2.25	(10.22)	to	(11.04)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
PC0
2019	1,187,243	$13.4796	to	$11.9366	$14,802,101	2.77%	0.65%	to	2.10%	11.02%	to	9.41%
2018	1,390,142	12.1418	to	10.9101	15,777,531	2.96	0.65	to	2.10	(6.06)	to	(7.43)
2017	1,647,311	12.9256	to	11.7862	20,084,264	4.59	0.65	to	2.10	12.64	to	11.01
2016	1,573,134	11.4748	to	10.6169	17,175,088	2.42	0.65	to	2.10	12.17	to	10.53
2015	1,909,115	10.2297	to	9.6051	18,751,715	2.84	0.65	to	2.10	(9.78)	to	(11.10)

P70
2019	52,264	5.2614	to	4.6785	255,626	4.19	0.65	to	2.05	10.63	to	9.08
2018	62,897	4.7559	to	4.2891	280,406	1.97	0.65	to	2.05	(14.76)	to	(15.96)
2017	66,417	5.5796	to	5.1038	350,533	10.69	0.65	to	2.05	1.39	to	(0.03)
2016	71,096	5.5293	to	5.1053	373,905	0.96	0.65	to	2.05	14.13	to	12.52
2015	95,997	4.8221	to	4.5374	446,503	4.02	0.65	to	2.05	(26.15)	to	(27.19)

P10
2019	4,210,677	5.8610	to	4.9443	23,012,902	4.48	0.65	to	2.35	10.71	to	8.83
2018	4,476,996	5.2941	to	4.5432	22,324,165	2.10	0.65	to	2.35	(14.69)	to	(16.15)
2017	5,309,995	6.2059	to	5.4182	31,374,446	11.24	0.65	to	2.35	1.49	to	(0.23)
2016	5,613,985	6.1148	to	5.4308	33,027,779	1.09	0.65	to	2.35	14.41	to	12.45
2015	7,094,528	5.3448	to	4.8295	36,847,209	4.54	0.65	to	2.35	(26.19)	to	(27.45)

PK8
2019	254,755	14.3682	to	29.1500	7,902,801	4.42	0.65	to	2.30	14.05	to	12.17
2018	278,892	12.5980	to	17.7675	7,700,705	4.12	0.65	to	2.55	(5.36)	to	(7.16)
2017	353,094	13.3109	to	19.1381	10,501,720	5.08	0.65	to	2.55	9.18	to	7.11
2016	419,882	12.1916	to	17.8672	11,618,444	5.26	0.65	to	2.55	12.61	to	10.45
2015	514,828	10.8266	to	16.1760	12,770,747	5.18	0.65	to	2.55	(2.88)	to	(4.74)

P20
2019	16,181	13.3032	to	12.4903	211,235	4.37	1.35	to	2.10	13.14	to	12.29
2018	36,604	11.7584	to	11.1236	422,826	4.02	1.35	to	2.10	(6.12)	to	(6.83)
2017	42,567	12.5246	to	11.9389	525,044	4.96	1.35	to	2.10	8.31	to	7.49
2016	32,472	11.5638	to	11.1066	370,047	5.17	1.35	to	2.10	11.70	to	10.85
2015	35,308	10.3522	to	10.0190	361,335	5.19	1.35	to	2.10	(3.66)	to	(4.40)

PD6
2019	28,128,118	12.8916	to	12.6752	381,865,764	2.05	0.65	to	2.25	16.20	to	14.35
2018	32,259,391	11.0943	to	11.0850	380,593,252	1.59	0.65	to	2.25	(6.23)	to	(7.73)
2017	37,702,836	11.8310	to	12.0142	479,172,954	2.10	0.65	to	2.25	13.26	to	11.45
2016	43,988,744	10.4463	to	10.7801	498,296,480	2.31	0.65	to	2.25	3.24	to	1.58
2015	49,587,168	10.1180	to	10.6122	549,137,374	1.58	0.65	to	2.25	(0.91)	to	(2.50)

P06
2019	2,006,490	14.6435	to	14.5293	32,390,144	1.66	1.30	to	2.30	7.04	to	5.97
2018	2,212,668	13.6804	to	13.7114	33,513,529	2.50	1.30	to	2.30	(3.48)	to	(4.45)
2017	2,714,427	14.1736	to	14.3506	42,776,207	2.37	1.30	to	2.30	2.32	to	1.29
2016	2,992,479	13.8527	to	14.0798	46,282,276	2.24	1.30	to	2.30	3.83	to	2.78
2015	3,448,066	13.3416	to	13.6990	51,516,094	3.70	1.30	to	2.30	(3.97)	to	(4.94)

P07
2019	7,707,882	16.9212	to	14.4783	133,331,271	3.01	1.30	to	2.35	6.97	to	5.84
2018	8,590,870	15.8193	to	13.2477	139,502,056	2.53	1.30	to	2.55	(1.83)	to	(3.06)
2017	10,466,926	16.1136	to	13.6664	173,975,506	2.02	1.30	to	2.55	3.56	to	2.26
2016	11,732,629	15.5594	to	13.3638	189,260,806	2.06	1.30	to	2.55	1.35	to	0.06
2015	12,782,699	15.3525	to	13.3552	204,323,414	4.63	1.30	to	2.55	(0.86)	to	(2.11)

P68
2019	1,895	10.7788			20,424	2.82	1.20				6.97

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
PI3
2019	1,404,143	$11.2727	to	$9.9824	$14,604,913	—%	0.65%	to	2.10%	5.23%	to	3.70%
2018	1,520,792	10.7129	to	9.6262	15,177,351	0.40	0.65	to	2.10	(8.44)	to	(9.77)
2017	1,875,956	11.7004	to	10.6690	20,655,019	—	0.65	to	2.10	6.29	to	4.75
2016	2,003,188	10.6047	to	10.1855	20,961,119	3.83	1.35	to	2.10	(0.66)	to	(1.42)
2015	2,146,145	10.6752	to	10.3318	22,655,392	0.09	1.35	to	2.10	(1.88)	to	(2.63)

P72
2019	532,161	28.3544	to	24.7945	13,842,390	2.04	0.65	to	2.25	29.56	to	27.49
2018	593,554	21.8856	to	19.0187	12,064,141	0.71	0.65	to	2.55	(9.09)	to	(10.82)
2017	645,430	24.0728	to	21.3263	14,599,911	1.74	0.65	to	2.55	18.00	to	15.77
2016	734,547	20.4002	to	18.4216	14,212,210	1.82	0.65	to	2.55	12.90	to	10.75
2015	915,560	17.5294	to	16.6341	15,831,203	1.42	1.35	to	2.55	(4.35)	to	(5.52)

P95
2019	664	11.0626			7,351	—	1.20			10.55

P79
2019	1,490	11.3433			16,907	—	1.20			31.64

W41
2019	9,137	29.5462	to	26.5978	257,366	0.07	1.35	to	2.05	27.56	to	26.66
2018	10,657	23.1626	to	20.9987	236,808	0.16	1.35	to	2.05	(13.60)	to	(14.21)
2017	11,753	26.8083	to	24.4767	303,816	0.16	1.35	to	2.05	24.97	to	24.09
2016	15,020	21.4519	to	19.7246	310,731	0.16	1.35	to	2.05	11.83	to	11.04
2015	17,210	19.1829	to	17.7642	319,237	0.01	1.35	to	2.05	(1.10)	to	(1.81)

W42
2019	1,276	29.8943	to	28.1496	37,721	0.26	1.65	to	2.05	28.95	to	28.43
2018	1,368	23.1836	to	21.9184	31,384	0.07	1.65	to	2.05	(3.09)	to	(3.48)
2017	2,234	23.9234	to	22.7093	52,910	—	1.65	to	2.05	17.62	to	17.15
2016	2,292	20.3397	to	15.6813	46,189	—	1.65	to	2.05	11.81	to	11.36
2015	4,229	18.1909	to	17.4081	75,099	—	1.65	to	2.05	(2.25)	to	(2.65)

W46[10]
2016	—	11.5298	to	10.4698	—	0.48	0.65	to	2.55	2.57	to	1.93
2015	3,851,623	11.2410	to	10.2720	41,497,667	1.24	0.65	to	2.55	(0.52)	to	(2.42)

[1]

Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

[2]

Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges and distribution charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

[3]

Ratio represents the total return for the year indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period using the unit value of the beginning period that corresponds to the lowest or highest ending period unit value disclosed. The total returns are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts.

[4]

The unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account. The unit values are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts. Some unit values may be outside of the range due to timing of the related Sub-Account level’s commencement date. Unit values of product pricing levels with zero units during the period are excluded when determining the range.

[5]	Columbia Variable Portfolio - International Opportunities Fund - Class 2 Sub-Account (C65) merged into fund C58 on April 29, 2016.
[6]	Columbia Variable Portfolio - Large Cap Growth Fund II Class 1 Sub-Account (C61) merged into fund C59 on April 29, 2016.
[7]	Columbia Variable Portfolio - Large Cap Growth Fund II - Class 2 Sub-Account (C62) merged into fund C60 on April 29, 2016.
[8]	Columbia Variable Portfolio- Loomis Sayles Growth Fund II Class 2 Sub-Account (C64) merged into fund C90 on April 29, 2016.
[9]	Huntington VA International Equity Sub-Account (H27) merged into fund MD9 on March 6, 2015.
[10]	Wells Fargo VT Total Return Bond Fund Class 2 Sub-Account (W46) merged into fund MD9 on April 29, 2016.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2019 and 2018 and for the Years

Ended December 31, 2019, 2018 and 2017 and

Supplemental Schedules for the Year Ended

December 31, 2019

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

To the Board of Directors of

Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2019 and 2018, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for the years ended December 31, 2019, 2018 and 2017.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for the years ended December 31, 2019, 2018 and 2017.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the years ended December 31, 2019, 2018 and 2017, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut

April 27, 2020

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2019 AND 2018 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2019	2018
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS
Bonds	$10,918,153	$10,497,705
Preferred stocks	769,767	566,677
Common stocks	779,463	592,218
Mortgage loans on real estate	606,383	544,207
Cash, cash equivalents and short-term investments	1,480,742	982,422
Contract loans	400,939	405,685
Derivatives	335,701	250,525
Other invested assets	878,847	451,955
Mortgage escrow funds	2,827	3,430
Receivables for securities	36,500	4,970
Investment income due and accrued	153,301	105,522
Amounts recoverable from reinsurers	9,549	17,199
Other amounts receivable under reinsurance contracts	4,049	5,435
Current federal and foreign income tax recoverable	49,947	23,865
Net deferred tax asset	79,469	83,265
Electronic data processing equipment and software	469	837
Receivables from parent, subsidiaries and affiliates	103,360	12,864
Reinsurance deposit asset	371,013	1,051,960
Other assets	17,793	73,989

Total general account assets	16,998,272	15,674,730
SEPARATE ACCOUNT ASSETS	20,832,308	21,177,841

TOTAL ADMITTED ASSETS	$37,830,580	$36,852,571

See notes to the statutory financial statements.

3

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2019 AND 2018 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2019	2018
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$13,486,913	$12,168,958
Aggregate reserve for accident and health contracts	679	—
Liability for deposit-type contracts	671,845	475,872
Contract claims	33,937	31,574
Other amounts payable on reinsurance	16,698	13,315
Interest maintenance reserve	39,563	14,497
Commissions to agents due or accrued	20,383	15,770
General expenses due or accrued	18,677	61,193
Transfers from Separate Accounts due or accrued (net)	(233,009)	(252,664)
Remittances and items not allocated	17,405	38,084
Asset valuation reserve	250,890	71,674
Payable for securities	191,881	65,607
Payable to parent and affiliates	15,095	—
Reinsurance in unauthorized and certified companies	585	—
Funds held under reinsurance treaties with unauthorized and certified reinsurers	245,590	246,959
Funds held under coinsurance	371,889	1,052,175
Derivatives	117,942	77,319
Other liabilities	147,998	39,114

Total general account liabilities	15,414,961	14,119,447
SEPARATE ACCOUNT LIABILITIES	20,832,306	21,177,839

Total liabilities	36,247,267	35,297,286
CAPITAL STOCK AND SURPLUS
Common capital stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	565,000	565,000
Gross paid in and contributed surplus	770,439	653,698
Unassigned funds	241,437	330,150

Total surplus	1,576,876	1,548,848

Total capital stock and surplus	1,583,313	1,555,285

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$37,830,580	$36,852,571

See notes to the statutory financial statements.

4

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017 (IN THOUSANDS)

	2019	2018	2017
INCOME:
Premiums and annuity considerations	$2,412,284	$(10,314,071)	$2,033,394
Considerations for supplementary contracts with life contingencies	42,186	41,368	31,253
Net investment income	426,912	719,167	204,701
Amortization of interest maintenance reserve	9,296	12,414	20,548
Commissions and expense allowances on reinsurance ceded	113,811	243,365	2,288
Reserve adjustments on reinsurance ceded	(1,652,188)	10,705,103	—
Income from fees associated with investment management,administration and contract guarantees from Separate Accounts	346,576	375,076	421,373
Change in cash value of company owned life insurance	—	3,513	6,877
Investment (loss) income on reinsurance deposit asset	(116,980)	19,592	(262,531)
Reinsurance experience refund	120,973	129,967	—
Other income	54,015	57,899	65,750

Total Income	1,756,885	1,993,393	2,523,653
BENEFITS AND EXPENSES:
Death benefits	97,356	123,612	132,771
Annuity benefits	315,500	267,802	588,661
Health benefits	666	—	—
Surrender benefits and withdrawals for life contracts	1,275,361	1,009,649	2,206,148
Interest and adjustments on contract or deposit-type contract funds	8,163	22,140	23,571
Payments on supplementary contracts with life contingencies	44,396	41,136	36,609
Increase in aggregate reserves for life and accident and health contracts	1,318,634	2,081,112	1,277,372

Total Benefits	3,060,076	3,545,451	4,265,132
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	186,775	152,103	133,038
Commissions and expense allowances on reinsurance assumed	119	123	112
General insurance expenses	223,389	219,357	236,239
Insurance taxes, licenses and fees, excluding federal income taxes	5,466	5,103	3,737
Net transfers from Separate Accounts net of reinsurance	(1,613,693)	(2,270,518)	(2,020,178)
Investment (income) expense on funds held	(349,816)	135,750	(288,371)
Other (benefits) deductions	(25)	222	2,021

Total Benefits and Expenses	1,512,291	1,787,591	2,331,730
Net income from operations before federal income tax benefit and net realized capital gains (losses)	244,594	205,802	191,923
Federal income tax benefit, excluding tax on capital gains (losses)	(21,279)	(3,553)	(65,461)

Net income from operations after federal income taxes and before net realized capital gains	265,873	209,355	257,384
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	4,540	(10,566)	24,045

NET INCOME	$270,413	$198,789	$281,429

See notes to statutory financial statements.

5

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017 (IN THOUSANDS)

	2019	2018	2017
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,555,285	$1,463,390	$1,635,897
Net income	270,413	198,789	281,429
Change in net unrealized capital gains (losses), net of deferred income tax	345,580	(105,877)	(95,725)
Change in net unrealized foreign exchange capital gains (losses)	10,982	(3,123)	(15,426)
Change in net deferred income tax	(56,342)	27,017	(89,076)
Change in nonadmitted assets	(37,743)	(16,961)	(3,784)
Change in liability for reinsurance in unauthorized and certified companies	(585)	—	—
Change in asset valuation reserve	(179,216)	22,080	22,072
Surplus paid in	116,741	—	—
Dividends to stockholder	(200,000)	(157,384)	(235,358)
Investment (expense) income on funds held - unrealized	(241,802)	127,354	(36,639)

CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,583,313	$1,555,285	$1,463,390

See notes to statutory financial statements.

6

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017 (IN THOUSANDS)

	2019	2018	2017
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$2,610,423	$2,735,182	$2,064,646
Net investment income	745,774	593,150	522,677
Miscellaneous income	402,030	433,475	489,411

Total receipts	3,758,227	3,761,807	3,076,734
Benefits and loss related payments	(3,301,972)	(3,146,388)	(2,997,833)
Net transfers from Separate Accounts	1,570,877	2,083,619	2,221,156
Commissions, expenses paid and aggregate write-ins for deductions	(462,727)	(377,617)	(387,448)
Federal and foreign income taxes recovered (paid)	(15,165)	33,867	11,280

Total payments	(2,208,987)	(1,406,519)	(1,152,845)

Net cash from operations	1,549,240	2,355,288	1,923,889

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Bonds	6,370,188	3,963,764	7,792,594
Stocks	84,610	151,520	46,290
Mortgage loans	244,684	80,758	114,292
Other Invested Assets	78,173	60,752	3,587
Net gains or (losses) on cash, cash equivalents and short-term investments	—	1,079	(1,388)
Miscellaneous proceeds	94,743	51,913	—

Total investment proceeds	6,872,398	4,309,786	7,955,375
Cost of investments acquired (long-term only):
Bonds	(6,726,353)	(6,155,024)	(8,581,956)
Stocks	(460,624)	(349,366)	(208,860)
Mortgage loans	(247,625)	(131,649)	(229,405)
Other Invested Assets	(287,682)	(10,965)	(113,041)
Miscellaneous applications	(258,454)	(36,335)	(522,792)

Total investments acquired	(7,980,738)	(6,683,339)	(9,656,054)
Net decrease (increase) in contract loans and premium notes	4,652	23,436	23,591

Net cash from investments	(1,103,688)	(2,350,117)	(1,677,088)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Net deposits on deposit-type contracts and other liabilities	195,974	11,471	(2,899)
Dividends to stockholders	(200,000)	(157,384)	(235,358)
Other cash (used) provided	56,794	17,133	14,763

Net cash from financing and miscellaneous sources	52,768	(128,780)	(223,494)

Net change in cash, cash equivalents and short-term investments	498,320	(123,609)	23,307
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	982,422	1,106,031	1,082,724

End of year	$1,480,742	$982,422	$1,106,031

7

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017 (IN THOUSANDS)

SUPPLEMENTAL SCHEDULE OF NON-CASH ACTIVITIES

	2019	2018	2017
Exchanges of bonds	$346,653	$342,445	$191,862
Exchanges of stocks	20,000	—	—
Capital Contribution - interest in limited partnership	16,741	—	—
Transfer of other invested assets to bonds	—	—	134,445
Transfer of other invested assets to common stock	—	—	40
Modified coinsurance reserve adjustment - net (including premium,miscellaneous income and benefits)	1,652,188	10,705,103	—
Exchange of PPVUL policies for funding agreements	—	255,773	—
Transfer of other invested assets to preferred stocks	—	255,000	—
Transfer of bonds to preferred stocks	—	14,344	—
Transfer preferred stocks to bonds	—	18,620	—
Exchange of policy loans for bonds	—	166,220	—
Transfer of non-insulated separate account bonds to general account	11,652	99,864	—
Transfer of non-insulated separate account mortgages to general	50,819	—	—
Capital contributions of options to subsidiary	176,418	—	—
Surplus note transfer from bonds to other invested assets	6,423	—	—
DLRC dividend received - invested assets and related accrued interest	2,333	—	—
DLRC return of capital - invested assets and related accrued interest	24,618	—	—
Capital Contribution - SSAP 72	100,000	—	—
See notes to statutory financial statements.

8

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”), is a stock life insurance company incorporated under the laws of Delaware. The Company is a direct, wholly-owned subsidiary of Group One Thousand One, LLC , (the “Parent”), a Delaware limited liability company.

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. While the Company is not authorized to transact business in the State of New York, its wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), is authorized to transact business in New York as well as Rhode Island. The business of the Company and its subsidiaries includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products, and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life and disability insurance.

In the normal course of business, the Company and DLNY reinsure portions of their individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements.

BASIS OF PRESENTATION—ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practices prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware.

There was no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of December 31, 2019 and 2018 and for the years ended December 31, 2019, 2018 and 2017.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, are carried at their audited net statutory equity value adjusted for any unamortized goodwill as provided for in SSAP No. 68, Business Combinations and Goodwill. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries, including limited liability companies (“LLCs”) and controlled partnerships, are carried at their audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income. Goodwill includes direct costs of the acquisition that are expensed under GAAP. Admissibility of goodwill is subject to certain limitations, and is amortized to unrealized gains and losses. Amortization of goodwill is elective for private companies under GAAP, and is amortized to expense.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs and unearned premium reserves. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 15. An asset valuation reserve (“AVR”) and interest maintenance

9

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on the admissibility of net deferred tax assets (“DTAs”) under statutory accounting principles. Certain contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at their aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

The majority of derivatives are carried at fair value on both a GAAP and statutory accounting basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and are recognized in surplus on a statutory basis. The Company designates derivatives as hedges on a limited basis which results in unrealized gains and losses on those derivatives being recognized in income.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health insurance premiums are recognized when written. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance, accident and health, and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

GOING CONCERN

There are no conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans, and

10

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market instruments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value. Short-term investments, with the exception of money market instruments which are carried at fair value per SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short Term Investments, include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised, includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method.

Preferred Stocks, Common Stocks, and Other Invested Assets

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries including LLCs. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

11

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statements of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s fair value at the time that the original loan was made. The Company regularly assesses the fair value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured. If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Other Invested Assets

Other invested assets (excluding investments accounted for under the equity method) include surplus debentures. Third-party pricing services are used to determine the fair value of surplus debentures.

12

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans, and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management strategy, the Company uses over-the-counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps, interest rate swaps and swaptions. Derivatives are accounted for in accordance with SSAP No. 86, Derivatives.

Interest rate swaps are employed for duration matching purposes, in replication transactions, and to hedge the guaranteed minimum living benefit offered in some of the Company’s variable annuity policies. Interest rate swaps are reported at fair value except those used in replication transactions which are reported at amortized cost. Changes in fair value are recorded as unrealized gains/losses within surplus.

The Company utilizes listed put and call options and exchange-traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are reported at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company also purchases OTC and listed call options and exchange-traded futures on the S&P 500 Index and other indices to economically hedge its obligations under certain fixed index annuity (“FIA”) contracts. The interest credited on these products is based on the changes in the indices. These instruments are purchased directly or through its wholly owned investment subsidiary, DL Investment Holdings 2016-1, LLC (“DLIH 2016”). Options purchased and held by the Company are reported at fair value with changes in fair value recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income. Income distributions from DLIH 2016 are reported as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are reported at fair value and changes in fair value are recorded in unrealized gains/losses within surplus.

Pharmaceutical rebate receivables

Receivables for pharmacy rebates are estimated from information provided by the Company’s pharmacy benefit manager based on factors including utilization of drugs subject to rebate and contractual provisions with the pharmacy benefit manager. Any variance between actual rebate receipts and estimated amounts is recognized in the period that the Company becomes aware of the difference. Pharmacy rebates receivables are recorded as nonadmitted assets if they do not meet admissibility requirements.

13

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Premium deficiency reserves for Medicare Advantage business are recognized when it is probable that the expected future benefit expenses, claim adjustment expenses, direct administration costs and indirect administration costs under a group of contracts will exceed anticipated future premiums over the remaining lives of the contracts and are recorded as aggregate health policy reserves. Indirect administration costs are considered in the development of the premium deficiency reserves. The methods for making such estimates and establishing such reserves are periodically reviewed and updated, and any adjustments are reflected as an increase or decrease in the reserves in the period in which the change in estimate is identified. Investment income is not considered in the calculation of the premium deficiency reserve.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of benefits. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

Unpaid losses and claims adjustment expenses for health insurance contracts include an amount determined from individual case estimates and loss reports, if necessary. An amount based on past experience and current payment trends is estimated for losses incurred but not reported. Such liabilities are necessarily based on assumptions and estimates and, while management believes the amount is adequate, the ultimate liability may be in excess of or less than the amount provided. The methods for making such estimates and for establishing the resulting liabilities are continually reviewed and any adjustments are reflected in the period determined.

DEPOSIT-TYPE CONTRACTS

Liabilities for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes. Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the realization of such DTAs. Refer to Note 15 for further discussion of the Company’s income taxes.

14

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Beginning in 2019, the Company entered into contracts with the Centers for Medicare and Medicaid Services (“CMS”) to provide Medicare Advantage products resulting in approximately $0.5 million of premium written in 2019. Health insurance premiums are recognized when written. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation, income, or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value or on a General Account basis, depending on the annuity contract being supported. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values on the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable Separate Accounts.

Certain activity from the variable Separate Accounts is reflected in the Company’s financial statements as follows:

•	The fees that the Company receives which are assessed periodically and recognized as revenue when assessed.

•

The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit, guaranteed minimum income benefit, and guaranteed minimum withdrawal benefit is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statements of Operations.

•

Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•

The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

15

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

The Company did not have any new accounting pronouncement changes during 2019.

Effective January 1, 2018, the NAIC adopted changes to SSAP No. 100, Fair Value, to allow net asset value per share as a practical expedient to fair value, either when specifically named in a SSAP or when specific conditions exist. The Company elected to early adopt this guidance in its 2017 reporting. The adoption of the revisions within SSAP No. 100 did not have a significant impact on the financial statements of the Company.

Effective December 31, 2017, the NAIC adopted changes to SSAP No. 26, Bonds. The changes include removing SVO-identified instruments from the definition of a bond and providing separate statutory accounting guidance for exchange-traded bond funds (“ETFs”). The Company has elected to use a documented systematic value measurement method for ETFs. Revisions also incorporate the definition of a security within the definition of a bond, and incorporate definitions for non-bond, fixed-income instruments. The adoption of the revisions within SSAP No. 26 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 35R, Guaranty Fund and Other Assessments, to require revisions to the discounting of long-term care guaranty fund assessments and related assets. The adoption of the revisions within SSAP No. 35R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 41R, Surplus Notes, to provide guidance on how to determine the measurement method for surplus notes. The adoption of the revisions within SSAP No. 41R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishment Liabilities, to provide accounting and reporting guidance for short sales. The adoption of the revisions within SSAP No. 103R did not have a significant impact on the financial statements of the Company.

CORRECTIONS OF ERRORS

During 2019, the Company discovered an error related to the accounting for certain common stocks. In the prior periods impacted, net income was overstated and the change in unrealized capital gains (losses) was understated by $23.2 million. The correction of this error in the current year, net of tax, had no net impact on surplus. The Company did not have any corrections of errors during 2018.

2.	RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties.

The Company paid dividends to the Parent and received capital contributions from the Parent as described further in Note 16. The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

16

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

Below are details of investments in subsidiaries and significant transactions with affiliates and other related parties.

Investments in Subsidiaries – Common Stocks

(In Thousands)
		Carrying Value
		December 31,
Entity	Type of Subsidiary	2019	2018
DLNY	Insurance	$398,539	$366,354
Lackawanna Casualty Company	Insurance	186,890	—
DL Reinsurance Company (“DLRC”)	Insurance	3,371	32,357
Delaware Life Reinsurance (U.S.) Corp.	Insurance	21,342	21,557
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454

Total		$611,596	$421,722

On April 1, 2019, the Company acquired Lackawanna Casualty Company “LCC”, a Pennsylvania domiciled worker’s compensation insurance company, and its subsidiaries, Lackawanna American Insurance Company and Lackawanna National Insurance Company for a total cost of $171.7 million. The difference between the cost and the statutory value of the group purchased was recorded as goodwill totaling $61.2 million. At December 31, 2019, the admitted amount of unamortized goodwill was $56.6 million. The Company also contributed $2.5 million of additional capital to LCC in October 2019.

The Company values Clarendon Insurance Agency, Inc. (“Clarendon”) as described in paragraph 8.b.ii of SSAP No. 97. At December 31, 2019 and 2018, the admitted amount was $1,454.0 thousand. The Company’s Sub-2 filing for Clarendon will be completed in accordance with SSAP No. 97.

Investments in Affiliates – Preferred Interests

In September 2018, DL Investment Holdings 2015-1, LLC (“DLIH 2015”), an affiliate and formerly a wholly-owned subsidiary, distributed $15.0 million of capital back to the Company. On December 28, 2018, DLIH 2015 amended and restated its Limited Liability Company Agreement to restructure its membership interests and include an affiliate of the Company, DLHP II AH, LLC (“DLHP”), as a party to the agreement. As part of the restructuring, the Company received 255,000 Series A Preferred Units (non-voting interests) with a value of $255.0 million in exchange for the equity of DLIH 2015 that was held by the Company prior to the restructuring. DLHP received 100% of the Series A Common Units (voting interests). The Company recorded an unrealized gain as a result of the restructuring equal to $98.0 million in 2018. On December 31, 2019, the Company received a $15.8 million preferred dividend from DLIH 2015.

Investments in Affiliates – Other Invested Assets

The Company owns controlling membership interests in the following limited liability companies: DL Investment DELRE Holdings 2009-1, LLC; IDF IX, LLC; IDF X, LLC; DL Service Holdings, LLC; DL Private Placement Investment Company I, LLC; Conway Capital, LLC; Clear Spring PC Holdings, LLC (“CSPCH”), Clear Spring Health Holdings, LLC (“CSHH”), Ellendale Insurance Agency, LLC (“Ellendale”); DLIH 2016; and DL Investment Holdings 2016-2, LLC. The values of certain of these limited liability companies without audited financial statements were non-admitted as of December 31, 2019 and December 31, 2018.

17

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

Effective January 1, 2019, the Company and its subsidiary, DLIH 2016, initiated a hedging program arrangement related to the Company’s FIA products. Under this arrangement, the Company transferred equity options to DLIH 2016 at fair value on January 1 and April 1, 2019, totaling $113.4 million and $63.0 million, respectively, in the form of capital contributions. The Company realized net losses of $7.8 million and $0.3 million on these transfers, respectively. During 2019, on behalf of DLIH 2016, the Company began purchasing and immediately transferring new FIA equity options to DLIH 2016 on an ongoing basis. $37.6 million of such purchases were transferred at fair value and were subsequently reimbursed by DLIH 2016. The Company reported no gains or losses on these transactions. All economic rights and responsibilities of the equity options transferred during 2019 belong to DLIH 2016. Additionally, DLIH 2016 began purchasing equity futures in 2019 as part of the FIA hedging program. The Company also contributed $10.0 million to DLIH 2016 in 2017.

During 2017, the Company purchased an 80% controlling interest in Clear Spring Property and Casualty Company (formerly SeaBright Insurance Company) (“CSP&C”) through its indirect wholly-owned subsidiary, Clear Spring PC Acquisition Corp. CSP&C is a Texas domestic property and casualty insurance company. The Company invested a total of $48.8 million for the acquisition of CSP&C and for additional capital contributions during 2017. At December 31, 2019 and 2018, $2.7 million and $3.0 million of unamortized goodwill related to the purchase was reflected in the Company’s carrying value of CSPCH.

During 2019, 2018 and 2017, the Company contributed $87.2 million, $8.5 million, and $2.0 million to its subsidiary health holding company, CSHH, of which $14.5 million was used by CSHH to purchase Clear Spring Health Insurance Company (formerly Corvesta Life Insurance Company) (“CSHIC”) in April 2019, $2.0 million was used to purchase Community Care Alliance of Illinois, Inc. (formerly Community Care Alliance of Illinois, NFP) (“CCAI”) in May 2019, and $3.5 million was used to purchase Eon Health Plan, LLC (“EHP”) and its subsidiaries, Eon Health, Inc. (South Carolina) (“Eon SC”) and Eon Health, Inc. (Georgia) (“Eon GA”) in June 2018. The difference between the cost of these entities paid by CSHH and their statutory book values at the date of purchase resulted in goodwill. At December 31, 2019 and 2018, $20.6 million and $4.8 million of unamortized goodwill was reflected in the Company’s carrying value of CSHH in schedule BA. During 2019 and 2018, CSHH contributed additional capital to its direct and indirect subsidiaries as follows:

(In Thousands)

Entity	2019	2018
Clear Spring Health of Illinois, Inc	$6,200	$—
Clear Spring Health (CO), Inc.	6,000	—
Clear Spring Health (VA), Inc.	6,500	—
Clear Spring Health (IL), Inc.	2,000	—
CSHIC	2,500	—
CCAI	24,100	—
Eon SC	3,402	3,000
Eon GA	7,298	2,000

Total	$58,000	$5,000

The Company values its investments in CSPCH and CSHH using the look-through approach described in SSAP No. 97 because CSPCH and CSHH are unaudited non-insurance holding companies. The Company calculates the value of its ownership interest in CSPCH and CSHH using the audited statutory value of their downstream insurance subsidiaries plus adjustments required by SSAP No. 97, such as unamortized goodwill. All liabilities, commitments, contingencies, guarantees or obligations required to be recorded were considered by the Company in the determination of the carrying values. The carrying values of CSPCH and CSHH were $36.0 million and $66.1 million, respectively at December 31, 2019, and $44.8 million and ($2.3) million, respectively, at December 31, 2018.

18

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

Dividends/Distributions

During 2019 and 2018, the Company received or accrued the following amounts from subsidiaries:

(In Thousands)

Date	Entity	Amount	Form	Asset Description
May 3, 2019	DLIH 2016	$25,000	Distribution	Cash
August 7, 2019	DLIH 2016	$5,000	Distribution	Cash
September 18, 2019	DLRC	$2,357	Ordinary dividend	Invested assets and cash
December 13, 2019	DLRC	$1,335	Extraordinary dividend	Cash
December 17, 2019	DLRC	$27,307	Return of capital	Invested assets and cash
December 31, 2019	DLIH 2016	$7,000	Distribution	Accrual
October 3, 2018	DLRC	$2,878	Ordinary dividend	Cash
December 10, 2018	Ellendale	$20,000	Distribution	Cash
December 18, 2018	DLNY	$20,312	Ordinary dividend	Cash
December 22, 2017	DLNY	$40,436	Ordinary dividend	Cash

Reinsurance-Related Agreements

During 2018, the Company had two reinsurance agreements with DLRC. Under one agreement, the Company cedes certain risks associated with the Company’s variable annuity contracts and associated riders on a combination modified coinsurance and funds withheld coinsurance basis to DLRC (the “VA Treaty”). Under the second agreement, the Company cedes a quota share of certain risks associated with various fixed index annuity products and associated riders to DLRC (the “FIA Treaty”). The VA Treaty and the FIA Treaty transferred hedging risks to DLRC, but did not transfer insurance risks. Both treaties were accounted for using deposit accounting. As a result of the treaties between the Company and DLRC, certain gains (losses), previously accounted for as other changes in capital stock and surplus, net investment income (loss), and net realized capital gains (losses), are accounted for as investment income (loss) on reinsurance deposit asset. The Company made changes in the hedging strategy during 2018 and certain hedges were excluded from or added to the two treaties. DLRC, as reinsurer, consented to these changes as required by the treaties.

During 2019, the Company recaptured the FIA Treaty but maintained the VA Treaty as described above. DLRC, as reinsurer, consented to the recapture as required by the treaty. The recapture decreased both the reinsurance deposit asset and funds held under coinsurance associated with the FIA treaty by $724.4 million but had no effect on the surplus of the Company.

Hedging risk is defined as changes in unrealized hedging instrument gains or losses, realized gains and losses on dispositions of hedging instruments, and investment income or loss from hedging instruments. “Investment expense (income) on funds held” represents amounts paid or received on hedging instruments that were ceded under the treaties, and for 2017 and 2016, ceded realized gains and losses on dispositions of hedging instruments. Beginning in 2018, the ceded realized gains and losses were reported in “Net realized capital gains (losses)”.

19

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

“Investment income (expense) on funds held - unrealized” represents the unrealized gain or loss for the period on hedging instruments that has been ceded to DLRC. “Investment income (loss) on reinsurance deposit asset” represents the net gains and losses on all hedging instruments ceded under the treaties.

A summary of the pretax impacts of these two treaties on the Company’s Statements of Operations and Statements of Changes in Capital Stock and Surplus is set forth below as of December 31:

(In Thousands)
	Treaty Impacts
Statements of Operations	2019	2018	2017
Investment Income (Loss) on Reinsurance Deposit Asset	$(116,980)	$19,592	$(262,531)

Total Revenue	(116,980)	19,592	(262,531)
Investment Expense (Income) on Funds Held	(358,699)	123,723	(299,170)

Total Policyholder Benefits and Expenses	(358,699)	123,723	(299,170)
Net Realized Capital Gains (Losses)	83	(23,223)	—

Net (loss) income	241,802	(127,354)	36,639

Statements of Changes in Capital Stock and Surplus
Investment Income (Expense) on Funds Held - Unrealized	(241,802)	127,354	(36,639)

Net Change in Capital Stock and Surplus from VA and FIA Treaties (excluding reinsurance fee)	$—	$—	$—

In addition, the Company recognized a reinsurance deposit accounting asset of $371.0 million and $1,052.0 million at December 31, 2019 and 2018, respectively, and a corresponding amount in funds held under coinsurance liability.

The Company has a reinsurance agreement with Delaware Life Reinsurance (Barbados) Corp. (“Barbco”), an affiliate, under which it cedes risks associated with certain of the Company’s in-force corporate-owned variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-held basis.

The Company also has a reinsurance agreement with Barbco under which it cedes mortality risks associated with certain of the Company’s in-force bank-owned variable universal life insurance policies on a yearly renewable term basis.

Debt and Surplus Note Transactions

In June 2017, Delaware Life Insurance and Annuity Company (Bermuda) Ltd. (”DLIAC”) entered into a $40.0 million demand promissory note (the “DLIAC Note”) with the Company. DLIAC’s borrowings under the DLIAC Note may be used for general corporate purposes. Borrowings bear interest at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the DLIAC Note. In June 2019, the DLIAC Note was replaced with a new demand promissory note with the same terms and no commitment fee. There were no outstanding borrowings as of December 31, 2019 and 2018.

In May 2017, DLNY entered into a $35.0 million demand promissory note (the “DLNY Note”) with the Company. DLNY’s borrowings under the DLNY Note may be used for general corporate purposes. Borrowings bear interest at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the DLNY Note. There were no outstanding borrowings as of December 31, 2019 and 2018.

20

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

As of December 31, 2019 and 2018, the Company had $565.0 million of surplus notes outstanding. The Company has an agreement with Deutsche Bank Trust Company Americas (”DBTCA”), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes, some of which were related parties as of December 31, 2019 and 2018 (the “Noteholders”).

DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2019, the Noteholders were as follows: Eisenhower LLC, EquiTrust Life Insurance Company, Estate of Jeffrey S. Lange, Guggenheim Life and Annuity Company, Heritage Life Insurance Company, Midland National Life Insurance Company, Naismith LLC, North American Company for Life and Health Insurance, and Security Benefit Life Insurance Company.

The details of outstanding surplus notes at December 31, 2019 and 2018 were as follows (amounts in thousands):

Issue Date	Type	Rate	Maturity	Face Amount	Principal/ Carrying Value	Interest Paid Years Ended December 31, 2019 and 2018
12/15/1995	Surplus	6.15%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.15%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563

				$565,000	$565,000	$43,260

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants and beneficiaries, as well as all other classes of creditors other than the Noteholders. After payment in full of certain obligations set forth in Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Delaware Commissioner of Insurance.

The Company incurred $43.3 million of interest on the surplus notes for the years ended December 31, 2019, 2018 and 2017, respectively. Total interest paid from inception through December 31, 2019 was approximately $992.7 million. There have been no principal payments since original issuance of the surplus notes.

Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent that the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note interest payments and the related accrual in the amount of $4.3 million at December 31, 2019 and 2018.

21

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

Administrative Services Agreements

The Company has entered into various related-party agreements. The following agreements were in effect at December 31, 2019 and 2018:

The Company participates in the Group 1001 401(k) Savings Plan (the “401(k) Plan”) (formerly the Delaware Life Insurance Company 401(k) Savings Plan), which qualified under Section 401(k) of the Internal Revenue Code (the “IRC”) and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the IRC. The plan name change was effective January 1, 2019 when the sponsor was changed to Group 1001 Resources, LLC (“GOTO Resources”) from Delaware Life Insurance Company. Expenses under the 401(k) Plan and the RIA are allocated to affiliates pursuant to inter-company service agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA were $2.2 million, $2.3 million, and $2.1 million, respectively, for the years ended December 31, 2019, 2018 and 2017, of which $0.1 million was allocated to DLNY each of those years.

The Company has a management services agreement with DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company allocated amounts related to this agreement of $7.8 million, $9.4 million, and $8.6 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has an administrative services agreement with DLIAC, pursuant to which the Company performs various administrative services on behalf of DLIAC. Amounts allocated under this agreement amounted to approximately $0.4 million, $0.4 million, and $0.3 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has an administrative services agreement with Clarendon pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products. The Company also has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There were equal and offsetting amounts incurred under these two agreements.

The Company has a services agreement with Barbco, pursuant to which the Company provides certain administrative and functional services to Barbco on a cost-reimbursement basis. Amounts allocated under this agreement amounted to approximately $0.3 million, $0.4 million, and $0.3 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has an administrative services agreement with DLRC, pursuant to which the Company furnishes certain investment, actuarial and administrative services to DLRC. Amounts allocated under this agreement amounted to approximately $0.2 million for the years ended December 31, 2019, 2018 and 2017.

The Company has a services agreement with CSP&C, pursuant to which the Company furnishes certain administrative and functional services to CSP&C. Amounts allocated under this agreement were $0.6 million for each of the years ended December 31, 2019, 2018 and 2017.

A federal tax allocation agreement has been implemented with the Company as the common parent of an affiliated group of companies that includes DLNY, as described in Note 15.

The Company has an administrative services agreement between the Company and Delaware Life Reinsurance (U.S.) Corp. (”DLOK”), pursuant to which the Company provides certain services to DLOK, including finance, legal, compliance, administrative, information technology and other operational and support functions. No amounts were allocated under this agreement for the years ended December 31, 2019, 2018 and 2017.

22

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

The Company has a services and resource sharing agreement between the Company and EHP, pursuant to which the Company provides certain services and resources to EHP, including finance, legal, compliance, human resources, investment, administrative, information technology and other support functions. No amounts were allocated under this agreement for the years ended December 31, 2019 and 2018.

The Company has a services and resource sharing agreement between the Company and Group One Thousand One Advisory Services, LLC (”GOTO Advisory”), pursuant to which the Company provides certain services and resources to GOTO Advisory, including the provisions of investment management services and related resources. No amounts were allocated under this agreement for the years ended December 31, 2019 and 2018.

The Company has a services and resource sharing agreement between the Company and CSHH pursuant to which the Company provides certain services and resources to CSHH, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. No amounts were allocated under this agreement for the years ended December 31, 2019 and 2018.

The Company has a facilities use agreement between the Company and GOTO Resources dated January 1, 2019, pursuant to which the Company provides use of certain of its facilities to GOTO Resources. No amounts were allocated under this agreement for the year ended December 31, 2019.

The Company has a services and resource sharing agreement between the Company and GOTO Resources, dated January 1, 2019, pursuant to which GOTO Resources provides certain services and resources to the Company, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. Amounts allocated under this agreement amounted to approximately $85.4 million for the year ended December 31, 2019.

The Company has a services and resource sharing agreement between the Company and Clear Spring Health Management Services, LLC (“CSHMS”), dated January 1, 2019, pursuant to which CSHMS provides certain services and resources to the Company, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. Amounts allocated under this agreement amounted to approximately $4.3 million for the year ended December 31, 2019.

The Company has a services and resource sharing agreement between the Company and CSHMS, dated January 1, 2019, pursuant to which the Company provides certain services and resources to CSHMS, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. No amounts were allocated under this agreement for the year ended December 31, 2019.

The Company has an administrative services agreement between the Company and Delaware Life Marketing, LLC (“DLM”), dated January 1, 2019, pursuant to which the Company agrees to provide certain services and use of facilities to DLM. The services relate to the business of DLM. The primary business of DLM is the distribution of the Company’s annuity products and related activities. No amounts were allocated under this agreement for the year ended December 31, 2019.

The Company has an amended and restated master agency agreement between the Company and DLM, dated January 1, 2019, pursuant to which DLM provides certain distribution and agent management services to the Company. Amounts allocated under this agreement amounted to approximately $11.8 million for the year ended December 31, 2019 and is included in commission expense in the Statutory Statement of Operations.

On August 2, 2013, the Parent acquired all of the issued and outstanding shares of the Company from Sun Life Canada (U.S.) Holdings, Inc. (the “Sale Transaction”). In connection with the Sale Transaction, the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC (“GC”) or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements in effect that the Company has filed pursuant to the terms of this undertaking:

The Company has an investment management agreement with Guggenheim Partners Investment Management,

23

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

LLC (”GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to approximately $7.8 million, $5.8 million, and $4.2 million, for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company had an investment services agreement with GPIM, which last payment for services was July 2018, whereby GPIM provided services to the Company with respect to certain General Account assets that GPIM did not manage for the Company under the above-cited agreement. Expenses incurred under this agreement amounted to approximately $2.2 million, and $2.9 million for the years ended, December 31, 2018 and 2017, respectively.

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. No expenses related to this agreement were incurred during 2019, 2018, or 2017.

The Company has a services agreement with Guggenheim Insurance Services, LLC (”GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services, and other advisory services to the Company. Expenses incurred under this agreement amounted to approximately $57.1 million, $65.5 million, and $58.6 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has a master agency agreement between the Company and Dunbarre Insurance Agency, LLC (”Dunbarre”), together with a related commission payment facility agreement and an assignment and assumption agreement, under which the Company authorized Dunbarre to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers. Expenses incurred under this agreement amounted to approximately $11.1 million, $15.5 million, and $16.8 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has a limited discretionary investment advisory agreement between the Company and Guggenheim Investment Advisors, LLC (”GIA”), pursuant to which GIA provides investment advisory services to the Company. Expenses incurred under this agreement amounted to $0.1 million the year ended December 31, 2019. The Company did not incur expenses under this agreement for the year end December 31, 2018.

The Company has a selling agreement among the Company, GIS, and South Blacktree Insurance Agency, LLC related to the sale of certain private placement variable universal life insurance policies and funding agreements issued by the Company as identified in the selling agreement. The Company did not incur expenses under this agreement for the years ended December 31, 2019, 2018 and 2017.

The Company had $103.4 million and $12.9 million due from affiliates, $15.1 and $0 due to affiliates, and $1.9 million and $19.0 million included in general expenses due or accrued to other related parties as of December 31, 2019 and 2018, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis. The $103.4 million includes a $100.0 million capital contribution receivable from its Parent described in Note 21.

Other

As of December 31, 2019, the Company held two short-term investments from affiliates, Armstrong STF IV, LLC (“Armstrong”) and Wright STF III, LLC (“Wright”), totaling $200.0 million. The Company recorded $0.6 million of investment income in 2019 related to these investments, and the average yield was 5.7%. During 2018, the Company held other affiliated short-term investments purchased in 2017 from Armstrong and Wright as well as Marcy STF I, LLC and DLM (formerly Redfield STF II, LLC) that matured in 2018 resulting in no gain. The Company recorded $9.1 million and $15.5 million of investment income on these investments in 2018 and 2017, respectively, and the average yields were 7.4% and 7.35% in 2018 and 2017, respectively.

24

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

During 2018, the Company purchased a short-term investment from an affiliate, WPH Holdings II Parent LLC (“WPH”) totaling $256.0 million, and disposed of $171.0 million and $85.0 million of this investment in 2019 and 2018, respectively, resulting in no gain. $10.0 million of the $85.0 million 2018 disposal was sold to Aureum Reinsurance Company, Ltd. (“ARC”) as part of a related-party transaction. During 2019, the Company acquired a short-term investment from WPH totaling $202.5 million that matured in 2019 resulting in no gain. The Company recorded $23.3 million and $13.8 million of investment income related to these short-term investments in 2019 and 2018, respectively, and the average yields were 8.0% in both 2019 and 2018.

The Company acquired $93.6 million of bonds and $9.8 million of mortgages from affiliates in 2019, including the invested assets received from DLRC capital transactions noted above, and received proceeds of $71.1 million from affiliates. During 2018, the Company received bond proceeds of $2.5 million from affiliates. Gains recognized on the transactions in 2019 and 2018 were immaterial.

The Company purchased $17.2 million and $7.7 million of bonds and received proceeds of $5 million and $721.4 million from bond sales from parties related to or managed by GC in 2019 and 2018, respectively. No gains and losses were recognized by the Company on these transactions in 2019, but $13.3 million of gains were recognized in 2018.

At December 31, 2019 and 2018, the Company had investments in affiliates and parties related to or managed by Guggenheim Capital, LLC, Inc. as follows:

Affiliated Investments excluding Investments in Subsidiaries:
	December 31,
(In Thousands)	2019	2018
Short-Term Investments	$200,000	$171,000
Bonds	67,000	59,766
Preferred Stocks	255,000	255,000
Commercial Mortgage Loans	8,831	—

Total	$530,831	$485,766

Non - Affiliated Related Parties and Guggenheim Managed Investments:
	December 31,
(In Thousands)	2019	2018
Bonds	$879,267	$817,359
Commercial Mortgages Loans	—	2,534
Common Stocks	44,333	54,773
Other Invested Assets	22,580	43,495

Total	946,180	918,161

During 2018 and 2017, the Company’s wholly-owned subsidiary, DL Service Holdings, LLC, held company-owned life insurance (“COLI”) policies on the lives of key executives of the Company issued by EquiTrust Life Insurance Company (“ELIC”), a former related party. These policies were surrendered during 2018, and the Company received cash equal to the net cash surrender value of $78.3 million.

In 2014, the Company issued private placement variable universal life (”PPVUL”) policies to ELIC through a subsidiary single member limited liability company, IDF IX, LLC. During 2018, ELIC surrendered the policies with a total value of $255.8 million, and the Company demanded repayment of $182.4 million of related policy loans,

25

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

including capitalized interest. In December 2018, prior to the settlement of the surrender and related policy loans, ELIC sold its rights to the cash surrender value of the PPVUL policies and its obligations of the related policy loans to an external party. As a result of the sale and subsequent settlement transactions, the Company exchanged the PPVUL policies for funding agreements at the same total value and received $166.2 million of corporate term loans and $16.2 million of cash to extinguish the policy loan debt assumed by the external party.

Guarantees

The Company, as successor to Keyport Life Insurance Company (”Keyport”), unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company (”KBL”) arising out of or in connection with any contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of the contracts at December 31, 2019 and December 31, 2018 was approximately $193.0 million, and $207.9 million, respectively. At December 31, 2019 and 2018, there was no liability accrued for this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (”MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (”Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the “SEC”). Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts. The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $6.3 million and $6.8 million at December 31, 2019 and 2018, respectively. There is no liability accrued for this guaranty.

Pursuant to an agreement effective January 20, 2017, the Company guarantees punctual payment to Merrill Lynch Professional Clearing Corp. (”ML Pro”) and certain affiliates of ML Pro (collectively, the “Guaranteed Parties”) by certain subsidiaries of the Company that may be added to the guaranty (collectively, the “ML Customers”), in connection with accounts the ML Customers have with the Guaranteed Parties. The obligations of the Company under the guaranty agreement are limited to $300.0 million.

In 2018, CSP&C entered into a lease agreement for an office in Boca Raton, Florida that expires February 2021. The Company is a guarantor of the lease which has future minimum lease commitments of approximately $0.2 million as of December 31, 2019.

Pursuant to a Letter of Credit Facility Agreement between the Company and CSP&C, the Company was issued a $12.0 million irrevocable letter of credit effective September 30, 2019 by the Federal Home Loan Bank of Indianapolis (the “FHLB”) on behalf of an unrelated party, and CSP&C pays the Company a facility fee.

26

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

3.	BONDS AND PREFERRED STOCKS

The statement value and fair value of the Company’s bonds and preferred stocks were as follows:

		December 31, 2019
(In Thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Bonds:
U.S. Governments	$525,871	$999	$(77)	$526,793
All Other Governments	11,434	505	(46)	11,893
U.S. States, Territories and Possessions (Direct and Guaranteed)	4,581	105	(15)	4,671
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	679,789	17,299	(1,886)	695,202
Industrial and Miscellaneous (Unaffiliated)	9,456,225	189,308	(81,190)	9,564,343
Hybrid Securities	171,443	11,366	(516)	182,293
Bond - Affiliated	67,000	—	—	67,000
SVO Identified Exchange Traded Funds	1,810	39	(20)	1,829

Total Bonds	$10,918,153	$219,621	$(83,750)	$11,054,024

Preferred Stocks	$769,767	$5,487	$(350)	$774,904

		December 31, 2018
(In Thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Bonds:
U.S. Governments	$265,444	$163	$(1,577)	$264,030
All Other Governments	12,905	34	(260)	12,679
U.S. States, Territories and Possessions (Direct and Guaranteed)	3,732	35	(5)	3,762
U.S. Special Revenue and Special Assessment Obligations and all Non- Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	254,762	5,096	(2,165)	257,693
Industrial and Miscellaneous (Unaffiliated)	9,384,291	43,610	(355,599)	9,072,302
Hybrid Securities	167,960	1,432	(9,172)	160,220
SVO Identified Exchange Traded Funds	408,611	—	(31,727)	376,884

Total Bonds	$10,497,705	$50,370	$(400,505)	$10,147,570

Preferred Stocks	$566,677	$3,061	$(938)	$568,800

27

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

The statement value and estimated fair value by maturity periods for bonds, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2019
(In Thousands)	Statement Value	Estimated Fair Value
Due in one year or less	$142,075	$142,771
Due after one year through five years	2,275,165	2,307,066
Due after five years through ten years	2,735,234	2,781,359
Due after ten years	2,218,025	2,286,797
SVO Identified Exchange Traded Funds	1,810	1,830

Total before asset and mortgage-backed securities	7,372,309	7,519,823

Asset and mortgage-backed securities	3,545,844	3,534,201

Total	$10,918,153	$11,054,024

Proceeds from sales and maturities of investments in bonds and preferred stock during 2019, 2018 and 2017, were $6.7 billion, $4.4 billion, and $8.0 billion, including non-cash transactions of $366.7 million, $375.4 million, and $195.8 million, respectively; gross gains were $66.4 million, $41.4 million, and $63.6 million respectively; and gross losses were $34.8 million, $77.2 million, and $22.9 million, respectively.

The Company had unfunded commitments for future fixed income fundings of $1,134.9 million and $1,083.7 million as of December 31, 2019 and 2018 respectively.

Bonds included above with a statement value of approximately $5.2 million for the years ended December 31, 2019 and 2018 were on deposit with governmental authorities as required by law.

Investment-grade bonds were 96.7% and 97.8% of the Company’s total bonds as of December 31, 2019, and 2018, respectively.

The fair value of publicly-traded bonds is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

28

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There were no credit impairments recorded in 2019, 2018 and 2017 on LBSS held as of December 31, 2019, 2018 and 2017, respectively, pursuant to SSAP No. 43R.

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the bond, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has an Asset Valuation Committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the Asset Valuation Committee considers the factors described below. The process involves a quarterly screening of all securities with a fair value less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the asset valuation committee exercises considerable judgment. Based on the Asset Valuation Committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List” - A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

29

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

“Watch List” - There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in an impairment or write-offs.

“Impaired List” - The Asset Valuation Committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statements of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2019, 2018 and 2017, the Company incurred write-downs of bonds totaling $0, $5.8 million, and $27.9 million respectively, including those subject to SSAP No. 43R. Of these amounts, no OTTI was related to sub-prime loans. $27.9 million of the 2017 OTTI was related to securities the Company intended to sell. All such OTTI was interest related.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2019 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more				Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	3	$405,016	$(77)	—	$—	$—	3	$405,016	$(77)
All Other Governments	1	102	(1)	1	4,218	(45)	2	4,320	(46)
U.S. States, Territories and Possessions (Direct and Guaranteed)	2	2,985	(15)	—	—	—	2	2,985	(15)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	29	220,710	(1,881)	3	389	(6)	32	221,099	(1,887)
Industrial and Miscellaneous (Unaffiliated)	111	1,399,329	(19,048)	86	971,377	(62,141)	197	2,370,706	(81,189)
Hybrid Securities	2	5,418	(313)	2	5,259	(203)	4	10,677	(516)
SVO Identified Exchange Traded Funds	—	—	—	1	827	(20)	1	827	(20)

Total Bonds	148	$2,033,560	$(21,335)	93	$982,070	$(62,415)	241	$3,015,630	$(83,750)

Preferred Stocks	3	$99,616	$(350)	—	$—	$—	3	$99,616	$(350)

30

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2018 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more				Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	2	$4,891	$(82)	3	$256,308	$(1,495)	5	$261,199	$(1,577)
All Other Governments	2	250	(3)	3	10,906	(257)	5	11,156	(260)
U.S. States, Territories and Possessions (Direct and Guaranteed)	2	2,251	(5)	—	—	—	2	2,251	(5)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	20	22,053	(436)	24	67,120	(1,729)	44	89,173	(2,165)
Industrial and Miscellaneous
(Unaffiliated)	894	4,194,663	(167,435)	218	1,587,043	(188,163)	1,112	5,781,706	(355,598)
Hybrid Securities	28	91,258	(6,000)	5	36,135	(3,173)	33	127,393	(9,173)
SVO Identified Exchange Traded Funds	—	—	—	3	376,884	(31,727)	3	376,884	(31,727)

Total Bonds	948	$4,315,366	$(173,961)	256	$2,334,396	$(226,544)	1,204	$6,649,762	$(400,505)

Preferred Stocks	3	$40,000	$(938)	—	$—	$—	3	$40,000	$(938)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.0 million as of December 31, 2019. This amount represented approximately one-tenth of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was as shown below (in thousands):

Type	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$952	$952	$1,003

	$952	$952	$1,003

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.4 million as of December 31, 2018. This amount represented approximately one-tenth of a percent of the Company’s total invested assets. The Company’s overall exposure to sub-prime mortgage risk was as shown below (in thousands):

Type	Actual Cost	Book/Adjusted Carrying Value(excluding interest)	Fair Value
Residential Mortgage Backed Securities	$864	$864	$915
Structured Securities	500	500	504

	$1,364	$1,364	$1,419

31

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

5 GI Securities

The Company’s overall exposure to 5GI securities was as shown below:

(In thousands except for number of securities):

	Number of 5 GI Securities		Aggregate Book Adjusted Carry Value		Aggregate Fair Value
Investment	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
LBSS	—	1	$—	$1	$—	$2
Preferred
Stock	1	—	$255,000	$—	$255,000	$—

Total	1	1	$255,000	$1	$255,000	$2

4.    MORTGAGE LOANS ON REAL ESTATE

The Company invests in commercial first mortgage loans throughout the United States and Great Britain. Investments are diversified by property type and geographic area in order to manage credit risk. The Company monitors the condition of the mortgage loans in its portfolio.

In those cases, where mortgages have been restructured, appropriate allowances for losses are made. In those cases where, in management’s judgment, the mortgage loan’s value is impaired, appropriate losses are recorded.

32

DELAWARE LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

The following table shows the geographical distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2019 and 2018 (in thousands):

	2019	2018
Alabama	$3,143	$3,331
Arizona	9,854	2,352
California	132,444	73,401
Colorado	16,515	17,187
Connecticut	10,925	10,925
Florida	21,016	130
Georgia	10,927	10,813
Idaho	963	1,438
Illinois	25,000	48,523
Kansas	8,050	13,300
Kentucky	1,652	1,744
Louisiana	400	577
Maine	—	2,534
Massachusetts	5,684	979
Michigan	7,669	7,669
Minnesota	—	4,322
Missouri	493	—
Mississippi	—	2,567
New Jersey	3,690	5,426
New Mexico	3,849	4,125
New York	220,294	291,638
North Carolina	45,480	6,972
Nevada	15,610	—
Ohio	3,024	4,148
Oregon	5,872	5,202
Pennsylvania	5,478	3,011
South Carolina	20,010	1,535
Texas	8,010	7,323
Utah	3,133	3,549
Virginia	1,731	1,252
Washington	2,947	1,656
Wisconsin	2,923	43
Great Britain	12,057	8,995
General allowance for loan loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$606,383	$544,207

The Company had $91.6 million and $79.8 million of outstanding mortgage loan commitments on real estate as of December 31, 2019 and December 31, 2018 respectively.

The Company originated 59 mortgage loans and made additional investments after acquisition with a total cost of $299.5 million during the year ended December 31, 2019 with rates ranging from 4.59% to 7.18%. The Company originated nine mortgage loans and made four additional investments after acquisition with a total cost of $131.7 million during the year ended December 31, 2018 with rates ranging from 4.87% to 11.00%, and eighteen mortgage

33

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

loans with a total cost of $229.4 million during the year ended December 31, 2017 with rates ranging from 3.36% to 9.83%. During the years ended December 31, 2019, 2018 and 2017, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and are no more than 75% of the property’s value at the time the original loan is made.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss at December 31, 2019 and 2018. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $2.5 million at December 31, 2019 and 2018. While management believes that it uses the best information available to establish allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2019 and 2018, the Company individually and collectively evaluated loans with a gross carrying value of $608.8 million and $546.7 million, respectively.

As of December 31, 2019 and 2018, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2019 and 2018.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

Other information is as follows:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2019
Recorded Investment
Current	$—	$—	$—	$—	$608,843	$—	$608,843
December 31, 2018
Recorded Investment
Current	$—	$—	$—	$—	$546,667	$—	$546,667

The Company did not have any mortgages accruing interest more than 90 days past due or with reduced interest during 2019 or 2018.

The Company did not have any investments in impaired loans during 2019 or 2018.

34

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

Allowance for Credit Losses:

(In Thousands)	2019	2018
Balance at Beginning of Period	$2,460	$2,460
Additions Charged to Operations	—	—
Recoveries of Amounts Previously Charged Off	—	—

Balance at End of Period	$2,460	$2,460

The following table provides an aging of commercial mortgage loans as of December 31, 2019 and 2018, based on the recorded investment net of allowances for credit losses:

(In Thousands)	2019	2018
Current	$608,843	$546,667
Total Allowance for Loan Loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$606,383	$544,207

The credit quality of the Company’s mortgage loans is assessed by the debt service coverage ratio (“DSC”) and loan to value ratio (“LTV”). The following table shows the recorded gross investment of the Company’s mortgage loans aggregated by LTV and DSC as of December 31, 2019 and 2018.

		2019
	Debt Service Coverage Ratio
(In Thousands)	> 1.2x	1.0x to < 1.2x	< 1.0x	Total
Loan to Value Ratio
0%-59.99%	$147,090	$197,269	$60,425	$404,784
60%-69.99%	33,050	11,569	37,700	82,319
70%-79.99%	1,265	95,262	25,213	121,740
80% or greater	—	—	—	—

Total	$181,405	$304,100	$123,338	$608,843

		2018
	Debt Service Coverage Ratio
(In Thousands)	>1.2	x1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$188,015	$106,091	$87,531	$381,637
60%-69.99%	41,239	17,669	32,500	91,408
70%-79.99%	—	—	73,622	73,622
80% or greater	—	—	—	—

Total	$229,254	$123,760	$193,653	$546,667

35

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

5.	REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS TRANSACTIONS ACCOUNTED FOR AS SECURED BORROWING

REPURCHASE TRANSACTION - CASH PROVIDER -OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1) The Company opportunistically uses repurchase transactions in conjunction with its liquidity management program to temporarily provide short-term liquidity from time-to-time as needed and determined by the Company. Using repurchase transactions to meet the short-term liquidity needs positions the Company to be prepared to execute on opportunistic investments as they arise. The collateral posted by the Company is subject to fair value change and a decline in fair value could require the Company to post additional collateral to the counterparty. This risk is mitigated by the Company’s internal policy of limiting repurchase transactions to 5.0% of its available collateral. Potential liquidity risks arising from a duration mismatch between the collateral and repurchase transaction are mitigated by the Company’s other sources of liquidity, such as monthly principal and interest payments, premium sales by the Company, and other lines of credit established by the Company. The Company typically receives cash for its repurchase transactions, however on occasion the Company has received United States Treasuries. In the case of United State Treasuries, the Company monitors the price of the Treasury collateral to ensure the Company is adequately collateralized.

(2)    Type of Repurchase Trades Used

	1 FIRST	2 SECOND	3 THIRD	4 FOURTH
a. Bilateral (YES/NO)	Yes	Yes	Yes	Yes
b. Tri-Party (YES/NO)	No	No	No	No

36

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

(3)     Original (Flow) & Residual Maturity

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Open - No Maturity	$25,000	$25,000	$25,000	$25,000
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	—	—	—	—
4. > 1 Week to 1 Month	—	—	—	—
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

b. Ending Balance
1. Open - No Maturity	$25,000	$25,000	$25,000	$25,000
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	—	—	—	—
4. > 1 Week to 1 Month	—	—	—	—
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

(4)    Counter Party, Jurisdiction and Fair Value (FV)

Not applicable

(5)    Securities “Sold” Under Repurchase - Secured Borrowing

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. BACV	XXX	XXX	XXX	XXX
2. Nonadmitted - Subset of BACV	XXX	XXX	XXX	XXX
3. Fair Value	$26,745	$27,667	$26,314	$25,425

b. Ending Balance
1. BACV	$26,726	$26,731	$25,788	$25,086
2. Nonadmitted - Subset of BACV	XXX	XXX	XXX	XXX
3. Fair Value	26,745	27,667	26,314	25,425

37

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

(6)    Securities Sold Under Repurchase - Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Bonds - BACV	$—	$21,829	$3,257	$—	$—	$—	$—	$—
Bonds - FV	—	22,114	3,311	—	—	—	—	—
LB & SS - BACV	—	—	—	—	—	—	—	—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - BACV	—	—	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Total Assets - BACV	—	21,829	3,257	—	—	—	—	—
Total Assets - FV	—	22,114	3,311	—	—	—	—	—

(7)	Collateral Received - Secured Borrowing

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Maximum Amount
1. Cash	$—	$—	$—	$—
2. Securities (FV)	26,745	27,667	26,314	25,425

Ending Balance
1. Cash	$—	$—	$—	$—
2. Securities (FV)	26,745	27,667	26,314	25,425

(8)	Cash & Non Cash Collateral Received – Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
a. Cash	$—	$—	$—	$—	$—	$—	$—	$—
b. Bonds - FV	—	25,425	—	—	—	—	—	—
c. LB & SS - FV	—	—	—	—	—	—	—	—
d. Preferred Stock - FV	—	—	—	—	—	—	—	—
e. Common Stock	—	—	—	—	—	—	—	—
f. Mortgage Loans - FV	—	—	—	—	—	—	—	—
g. Real Estate - FV	—	—	—	—	—	—	—	—
h. Derivatives - FV	—	—	—	—	—	—	—	—
i. Other Invested Assets - FV	—	—	—	—	—	—	—	—
Total Collateral Assets - FV j. (Sum of a through i)	—	25,425	—	—	—	—	—	—

38

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

(9)	Allocation of Aggregate Collateral by Remaining Contractual Maturity

(in Thousands)	FAIR VALUE
a. Overnight and Continuous	$—
b. 30 Days or Less	—
c. 31 to 90 Days	—
d. > 90 Days	25,425

(10)	Allocation of Aggregate Collateral Reinvested by Remaining Contractual Maturity

Not applicable

(11)	Liability to Return Collateral - Secured Borrowing (Total)

Not applicable

REVERSE REPURCHASE TRANSACTION - CASH PROVIDER -OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1) The Company engages in a reverse repurchase agreement program. This program is intended to provide opportunistic, short-term financing to counterparties. Each repurchase agreement entered into is governed by the terms of the Master Repurchase Agreement (MRA) as agreed to between the parties. Under the terms of the MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar investments, back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a new repurchase agreement with that same repo counterparty. The Company’s decision to do so will be dependent on the Company’s liquidity needs and their assessment of the counterparty and collateral’s performance.

As a risk-mitigant, the Company requires its counterparties to post collateral in excess of the loan amount, otherwise known as over collateralization. The amount of over collateralization is up to the Company’s discretion, but will not be less than 102%. On average, the Company has required over collateralization of 120%. The short duration of the repurchase agreements and the over collateralization required by the Company mitigate potential financial risks associated with the transactions.

(2)	Type of Repurchase Trades Used

	1 FIRST QUARTER	2 SECOND QUARTER	3 THIRD QUARTER	4 FOURTH QUARTER
a. Bilateral (Yes/No)	Yes	Yes	Yes	Yes
b. Tri-Party (Yes/No)	No	No	No	No

39

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

3)	Original (Flow) & Residual Maturity

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	—	—	—	—
4. > 1 Week to 1 Month	34,000	10,599	7,670	—
5. > 1 Month to 3 Months	11,175	20,014	18,844	7,074
6. > 3 Months to 1 Year	334,909	309,909	299,909	334,909
7. > 1 Year	25,000	25,000	25,000	—
b. Ending Balance
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	—	—	—	—
4. > 1 Week to 1 Month	34,000	9,434	7,670	—
5. > 1 Month to 3 Months	11,175	10,000	—	5,880
6. > 3 Months to 1 Year	300,909	299,909	201,909	334,909
7. > 1 Year	—	25,000	25,000	—

(4)	Counter Party, Jurisdiction and Fair Value (FV)

Not applicable

(5)	Fair Value of Securities Acquired Under Repurchase – Secured Borrowing

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount	$428,269	$425,911	$424,095	$421,503
b. Ending Balance	426,630	424,453	287,249	420,011

40

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

(6)	Securities Acquired Under Repurchase – Secured Borrowing by NAIC Designation

(In Thousands)	1 NONE	2 NAIC 1	3 NAIC 2	4 NAIC 3	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 NONADMITTED
Bonds - FV	$394,736	$25,275	$—	$—	$—	$—	$—	$—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Mortgage Loans - FV	—	—	—	—	—	—	—	—
Real Estate - FV	—	—	—	—	—	—	—	—
Derivatives - FV	—	—	—	—	—	—	—	—
Other Invested Assets - FV	—	—	—	—	—	—	—	—

Total Assets	$394,736	$25,275	$—	$—	$—	$—	$—	$—

(7)	Collateral Pledged – Secured Borrowing

Not applicable

(8)	Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Not applicable

(9)	Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Not applicable

(10)	Recognized Liability to Return Collateral – Secured Borrowing (Total)

Not applicable

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, mortgages and interest rate swaps, which relate to changes in the general level of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from all other investments are reported, net of tax, in the Statements of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses on investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

41

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

Realized gains and losses, net of amounts transferred to the IMR and capital gains tax, are as follows:

	Years Ended December 31,
(In Thousands)	2019	2018	2017
Realized Gains (Losses):
Bonds	$31,542	$(41,605)	$12,901
Preferred Stocks	8	23	(46)
Common Stocks	3,530	566	—
Mortgage Loans	48	374	(57)
Cash, Cash Equivalents and Short-term Investments	—	—	155
Other Invested Assets	4,154	(54,476)	(590)
Other Hedging Investments		—	—
Derivative Instruments	88,153	16,576	27,896
Reinsurance Realized Gains (Losses)	83	(23,223)	—
Realized Capital Gains/(Losses) - other	(78,176)	—	—

Subtotal	49,342	(101,765)	40,259
Capital Gains Tax Expense	10,362	—	8,105

Net Realized Gains (Losses)	38,980	(101,765)	32,154
Losses (Gains) Transferred to IMR (Net of Taxes)	$(34,440)	$91,199	$(8,109)

Total	$4,540	$(10,566)	$24,045

	Years Ended December 31,
	2019	2018	2017
(In Thousands)
Changes in Net Unrealized Capital Gains (Losses)
Net of Deferred Income Tax:
Bonds	$(163)	$(38)	$(77)
Common Stocks of Non-affiliates	(7,791)	(2,144)	(1,473)
Common Stocks of Affiliates	45,453	(14,004)	(33,845)
Preferred Stocks	(41)	77,368	—
Derivative Instruments	101,770	(72,222)	26,171
Other Hedging Investments	67,196	(26,744)	7,694
Other Invested Assets	60,980	(68,093)	(115,335)
Unrealized Capital Gains/(Losses) - Other	78,176	—	—
Tax Rate change impact	—	—	21,140

Total	$345,580	$(105,877)	$(95,725)

42

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

The deferred tax (benefit) reflected in unrealized capital gains (losses) above, except for common stock of affiliates and other affiliated invested assets, was ($41.5) million, $26.6 million, and ($21.6) million at December 31, 2019, 2018 and 2017, respectively.

In 2015, the Company implemented a public bond trading strategy which resulted in the increase in investment cash flows from both sales and acquisitions of bonds. Included in the investment cash flows are proceeds from sales of bonds to related parties and the cost of bonds acquired from related parties totaling $736.9 million and $7.7 million, respectively, for the year ended December 31, 2018, and $1,060.9 million and $1,001.2 million, respectively, for the year ended December 31, 2017. The public bond strategy was discontinued and no related transactions occurred during 2019. Net realized gains before taxes and transfers to the IMR associated with the related-party sales totaled $13.3 million and $9.0 million for the years ended 2018 and 2017, respectively.

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2019	2018	2017
Bonds (Unaffiliated)	$577,949	$426,102	$359,474
Bonds (Affiliated)	2,634	—	—
Preferred Stocks (Unaffiliated)	46,447	21,777	14,351
Preferred stocks (affiliated)	15,826	—	—
Common Stocks (Unaffiliated)	10,307	13,033	23,086
Common Stocks (Affiliated)	3,693	23,190	40,436
Mortgage Loans	40,928	36,349	27,277
Contract Loans	17,535	28,459	29,563
Cash, Cash Equivalents and Short-term Investments	72,290	65,998	47,434
Derivative Instruments	(348,490)	133,172	(285,985)
Other Invested Assets	58,573	43,933	27,054
Other Investment Income	3,726	—	—

Gross Investment Income	501,418	792,013	282,690

Interest Expense on Surplus Notes	(43,260)	(43,260)	(43,260)
Investment Expenses	(31,246)	(29,586)	(34,729)

Net Investment Income	$426,912	$719,167	$204,701

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The Company did not have investment income due and accrued excluded from surplus for the years ended December 31, 2019 and 2018.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes only. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity and interest exposure embedded in the Company’s fixed, fixed index, and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange (“FX”) rates.

43

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

Interest rate swaps, options, swaptions and currency swaps are reported at fair value, with the unrealized gain or loss reported as an adjustment to surplus if not designated an effective hedge. All futures are marked to market and settled on a daily basis, with the gain or loss reported as a component of net investment income (loss).

Beginning in July 2015, the Company began hedging the equity exposure embedded in its new FIA products with OTC options utilizing the Cash Return on Capital Invested, Sector III, and MAA indices. Fair value change in the options embedded within the policies are recorded in income. The OTC options were designated as fair value hedges with changes in fair value also recorded in income through September 30, 2018. On October 1, 2018, the Company elected to discontinue hedge accounting and de-designate the options and offsetting liabilities as hedge pairs. As a result, changes in the fair value of these options from October 1, 2018 to December 31, 2018 were recorded as unrealized losses in surplus. As described further in Note 2, in January 2019, the Company transferred equity options related to the FIA hedging program to DLIH 2016.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2019 and 2018, the Company pledged $150.9 million and $208.1 million, respectively, in U.S. Treasury securities and cash as collateral to counterparties. At December 31, 2019 and 2018, counterparties pledged to the Company $234.2 million and $144.4 million, respectively, in collateral comprised of cash and U.S. Treasury securities and corporate bonds.

44

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows:

	Outstanding at December 31, 2019
(In Thousands)	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest Rate Swaps	$5,842,202	$219,118	$—	$219,118
Currency Swaps	9,459	892	—	892
FX Forwards	29,900	90	—	90
Payor Swaptions	800,000	55	7,890	(7,835)

Total	$6,681,561	$220,155	$7,890	$212,265

	Outstanding at December 31, 2018
(In Thousands)	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest Rate Swaps	$4,478,512	$9,315	$—	$9,315
Currency Swaps	152,157	25,594	—	25,594
Credit Default Swaps	30,500	1,420	1,622	(202)
FX Forwards	4,216	91	—	91
Payor Swaptions	800,000	863	7,890	(7,027)
Equity Index Options	1,699,337	147,679	84,957	62,722

Total	$7,164,722	$184,962	$94,469	$90,493

At December 31, 2019 and 2018, open futures contracts had a notional value of $1,621.8 million and $2,232.6 million and a fair value of ($2.4) million and ($11.8) million, respectively. These amounts did not include the component of variation margin that had already been cash settled.

On November 1, 2018, the Company created 4 Replication Synthetic Asset Transactions (“RSATs”) which were approved by the SVO. Each of the four RSATs are the combination of a long dated interest rate swap that pays fixed and receives floating rate coupons with a group of long dated fixed rate investment grade corporate bonds. The resulting synthetic asset is a long dated floating rate bond. The net unrealized loss on the four interest rate swaps was $2.5 million at November 1, 2018. This amount is being amortized over the remaining life of the swaps.

The Company did not have derivative contracts with financing premiums during 2019 or 2018.

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

45

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

The Company has two reinsurance agreements with Barbco, refer to Note 2 for additional details. The Company has liabilities for the funds held under the coinsurance with funds held treaty with Barbco of $245.6 million and $247.0 million at December 31, 2019 and 2018, respectively.

The Company ceded certain risks during 2019 and 2018 to DLRC through the VA Treaty and the FIA Treaty. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company’s individual variable universal life, individual universal life, individual private placement variable universal life, corporate and bank-owned life insurance policies and accidental death benefit. These amounts are reinsured on either a monthly renewable term, yearly renewable term, or coinsurance basis.

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain of its variable annuity contracts. These amounts are reinsured on a monthly renewable term basis.

In 2018, the Company ceded, on a coinsurance and modified coinsurance basis, in-force variable annuity base contracts to an unaffiliated reinsurer. For the year ended December 31, 2019, premiums ceded under the treaty were $156.0 million, and benefits ceded (including policy surrenders) were $1.6 billion. For the year ended December 31, 2018, premiums ceded under the treaty were $13.0 billion, and benefits ceded (including policy surrenders) were $1.9 billion.

The effects of reinsurance on premiums and benefits were as follows:

	Years Ended December 31,
(In Thousands)	2019	2018	2017
Premiums and Annuity Considerations:
Direct	$2,616,422	$2,735,942	$2,079,789
Ceded - Affiliated	(28,989)	(22,573)	(29,101)
Ceded - Non-affiliated	(175,149)	(13,027,440)	(17,295)

Net Premiums and Annuity Considerations	$2,412,284	$(10,314,071)	$2,033,393

Insurance and Other Individual Policy Benefits and Claims:
Direct	890,010	862,511	806,146
Assumed - Non-affiliated	6,584	4,214	4,182
Ceded - Affiliated	(29,416)	(22,493)	(26,772)
Ceded - Non-affiliated	(409,260)	(411,682)	(25,515)

Net Policy Benefits and Claims	$457,918	$432,550	$758,041

10.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

46

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2019 and 2018, the Company had $9.5 million and $10.9 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $3.0 million and $3.1 million as of December 31, 2019 and 2018, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on Funds not Involving Life Contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions. Other than normal updates of reserves, there were no significant reserve changes as of December 31, 2019 and 2018.

47

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2019

A. INDIVIDUAL ANNUITIES

	(In Thousands)		General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2019	% of Total
1	Subject to Discretionary Withdrawal:
	a	With Market Value Adjustment	$9,647,895	$269,928	$—	$9,917,823	76.244%
	b	At Book Value Less Current Surrender Charge of 5% or More	946,115	—	—	946,115	7.273%
	d	At Fair Value	—	—	746,664	746,664	5.740%

	d	Total with Adjustment or at Market Value	10,594,010	269,928	746,664	11,610,602	89.257%
	e	At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,092,112	—	—	1,092,112	8.396%
2	Not Subject to Discretionary Withdrawal		272,214	—	33,079	305,293	2.347%

3	Total (Gross: Direct and Assumed)		11,958,336	269,928	779,743	13,008,007	100.000%
4	Reinsurance Ceded		42,837	—	—	42,837

5	Total (Net)		$11,915,499	$269,928	$779,743	$12,965,170

6	Amount included in A(1)b above that will move to A(1)e in the year after the statement date.		$2,055	$—	$—	$2,055

48

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

B. GROUP ANNUITIES

	(In Thousands)		General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2019	% of Total
1	Subject to Discretionary Withdrawal:
	a	With Market Value Adjustment	$—	$151,300	$—	$151,300	1.446%
	b	At Book Value Less Current Surrender Charge of 5% or More	1	—	—	1	—%
	c	At Fair Value	—	—	10,029,726	10,029,726	95.887%

	d	Total with Adjustment or at Market Value	$1	$151,300	$10,029,726	$10,181,027	97.333%
	e	At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	39,702	—	—	39,702	0.380%
2	Not Subject to Discretionary Withdrawal		239,236	—	—	239,236	2.287%

3	Total (Gross: Direct and Assumed)		$278,939	$151,300	$10,029,726	$10,459,965	100.000%
4	Reinsurance Ceded		—	—	—	—

5	Total (Net)		$278,939	$151,300	$10,029,726	$10,459,965

6	Amount included in B(1)b above that will move to B(1)e in the year after the statement date.		$—	$—	$—	$—

49

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

C. DEPOSIT-TYPE CONTRACTS

	(In Thousands)		General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2019	% of Total
1	Subject to Discretionary Withdrawal:
	a	With Market Value Adjustment	$—	$—	$—	$—	—%
	b	At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
	c	At Fair Value	—	—	288,617	288,617	30.039%

	d	Total with Adjustment or at Market Value	$—	$—	$288,617	$288,617	30.039%
	e	At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	—	—	—	—	—%
2	Not Subject to Discretionary Withdrawal		672,205	—	—	672,205	69.961%

3	Total (Gross: Direct and Assumed)		$672,205	$—	$288,617	$960,822	100.000%
4	Reinsurance Ceded		360	—	—	360

5	Total (Net)		$671,845	$—	$288,617	$960,462

6	Amount included in C(1)b above that will move to C(1)e in the year after the statement date.		$—	$—	$—	$—

50

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

December 31, 2018

A. INDIVIDUAL ANNUITIES

	(In Thousands)		General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2018	% of Total
1	Subject to Discretionary Withdrawal:
	a	With Market Value Adjustment	$8,024,252	$326,391	$—	$8,350,643	71.995%
	b	At Book Value Less Current Surrender Charge of 5% or More	1,052,278	—	—	1,052,278	9.072%
	c	At Fair Value	—	—	675,896	675,896	5.827%

	d	Total with Adjustment or at Market Value	9,076,530	326,391	675,896	10,078,817	86.894%
	e	At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,227,772	—	—	1,227,772	10.585%
2	Not Subject to Discretionary Withdrawal		268,068	—	24,345	292,413	2.521%

3	Total (Gross: Direct +Assumed)		10,572,370	326,391	700,241	11,599,002	100.000%
4	Reinsurance Ceded		36,258	—	—	36,258

5	Total (Net)		$10,536,112	$326,391	$700,241	$11,562,744

6	Amount included in A(1)b above that will move to A(1)e in the year after the statement date.		$4,275	$—	$—	$4,275

51

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

B. GROUP ANNUITIES

	(In Thousands)		General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2018	% of Total
1	Subject to Discretionary Withdrawal:
	a	With Market Value Adjustment	$—	$140,925	$—	$140,925	1.388%
	b	At Book Value Less Current Surrender Charge of 5% or More	1	—	—	1	—%
	c	At Fair Value	—	—	9,717,079	9,717,079	95.696%

	e	Total with Adjustment or at Market Value	1	140,925	9,717,079	9,858,005	97.084%
		At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	40,923	—	—	40,923	0.403%
2	Not Subject to Discretionary Withdrawal		255,126	—	—	255,126	2.513%

3	Total (Gross: Direct +Assumed)		296,050	140,925	9,717,079	10,154,054	100.000%
4	Reinsurance Ceded		—	—	—	—

5	Total (Net)		$296,050	$140,925	$9,717,079	$10,154,054

6	Amount included in B(1)b above that will move to B(1)e in the year after the statement date.		$—	$—	$—	$—

52

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

C. DEPOSIT-TYPE CONTRACTS

	(In Thousands)		General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2018	% of Total
1	Subject to Discretionary Withdrawal:
	a	With Market Value Adjustment	$—	$—	$—	$—	—%
	b	At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
	c	At Fair Value	—	—	278,290	278,290	36.882%

	d	Total with Adjustment or at Market Value	—	—	278,290	278,290	36.882%
	e	At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	—	—	—	—	—%
2	Not Subject to Discretionary Withdrawal		476,260	—	—	476,260	63.118%

3	Total (Gross: Direct +Assumed)		476,260	—	278,290	754,550	100.000%
4	Reinsurance Ceded		388	—	—	388

5	Total (Net)		$475,872	$—	$278,290	$754,162

6	Amount included in C(1)b above that will move to C(1)e in the year after the statement date.		$—	$—	$—	$—

53

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

12.	ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The amounts of account value, cash value and reserve breakouts of the life insurance by withdrawal characteristics, separately for General Account products, Separate Account with Guarantees products and Separate Account Nonguaranteed products were as follows:

December 31, 2019

			General Account			Separate Account - Guaranteed and Nonguaranteed
	(In Thousands)		Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
A.	Subject to discretionary withdrawal, surrender values, or policy loans:
	(1)	Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
	(2)	Universal Life	45,937	45,989	47,443	—	—	—
	(3)	Universal Life with Secondary Guarantees	—	—	—	—	—	—
	(4)	Indexed Universal Life	—	—	—	—	—	—
	(5)	Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
	(6)	Indexed Life	—	—	—	—	—	—
	(7)	Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
	(8)	Variable Life	16,884	16,884	16,884	43,974	44,596	44,596
	(9)	Variable Universal Life	406,603	414,076	413,560	7,555,852	7,555,852	7,551,874
	(10)	Miscellaneous Reserves	794,871	794,602	796,015	—	—	—
B.	Not subject to discretionary withdrawal or not cash values
	(1)	Term Policies with Cash Value	XXX	XXX	282	XXX	XXX	—
	(2)	Accidental Death Benefits	XXX	XXX	1	XXX	XXX	—
	(3)	Disability - Active Lives	XXX	XXX	8	XXX	XXX	—
	(4)	Disability - Disabled Lives	XXX	XXX	467	XXX	XXX	—
	(5)	Miscellaneous Reserves	XXX	XXX	19,403	XXX	XXX	—
C.	Total (gross: direct + assumed)		1,264,295	1,271,551	1,294,063	7,599,826	7,600,448	7,596,470

D.	Reinsurance Ceded		285,848	287,986	309,869	—	—	—

E.	Total (net) (C)- (D)		$978,447	$983,565	$984,194	$7,599,826	$7,600,448	$7,596,470

54

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

December 31, 2018

			General Account			Separate Account - Guaranteed and Nonguaranteed
	(In Thousands)		Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
A.	Subject to discretionary withdrawal, surrender values, or policy loans:
	(1)	Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
	(2)	Universal Life	48,304	48,361	49,841	—	—	—
	(3)	Universal Life with Secondary Guarantees	—	—	—	—	—	—
	(4)	Indexed Universal Life	—	—	—	—	—	—
	(5)	Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
	(6)	Indexed Life	—	—	—	—	—	—
	(7)	Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
	(8)	Variable Life	17,589	17,589	17,589	37,632	37,632	37,632
	(9)	Variable Universal Life	417,685	429,022	432,347	7,343,456	7,343,456	7,338,105
	(10)	Miscellaneous Reserves	826,921	826,267	827,789	—	—	—
B.	Not subject to discretionary withdrawal or not cash values
	(1)	Term Policies with Cash Value	XXX	XXX	260	XXX	XXX	—
	(2)	Accidental Death Benefits	XXX	XXX	1	XXX	XXX	—
	(3)	Disability - Active Lives	XXX	XXX	3	XXX	XXX	—
	(4)	Disability - Disabled Lives	XXX	XXX	508	XXX	XXX	—
	(5)	Miscellaneous Reserves	XXX	XXX	22,691	XXX	XXX	—
C.	Total (gross: direct + assumed)		1,310,499	1,321,239	1,351,029	7,381,088	7,381,088	7,375,737

D.	Reinsurance Ceded		287,165	291,420	313,064	—	—	—

E.	Total (net) (C)- (D)		$1,023,334	$1,029,819	$1,037,965	$7,381,088	$7,381,088	$7,375,737

13.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in “Aggregate reserve for the life contracts” in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity Separate Account are carried on a General Account basis. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

55

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

The Company earns Separate Account fees for providing administrative services and bearing the mortality and the other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statements of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of “legally insulated” vs. “not legally insulated” is supported by Section 2932 of the Delaware Insurance Code.

The Company maintained Separate Account assets totaling $20,832.3 million and $21,177.8 million as of December 31, 2019 and 2018, respectively. As of December 31, 2019 and 2018, the Company’s Separate Account statements, included legally insulated assets of $20,321.9 million and $20,542.8 million, respectively.

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2019 were attributed to the following products:

Product	Legally Insulated Assets	Not - Legally Insulated Assets	Total
(In Thousands)
Variable Life	$9,103,259	$—	$9,103,259
Variable Annuity	11,218,651	—	11,218,651
MVA Annuity	—	510,398	510,398

Total	$20,321,910	$510,398	$20,832,308

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statements of Operations for the General Account as a component of “Net transfers (from) or to Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $18,694.6 million and $18,071.3 million of non-guaranteed Separate Account reserves and $421.2 million and $467.3 million of guaranteed Separate Account reserves as of December 31, 2019 and 2018, respectively.

56

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $171.8 million, $179.3 million, and $206.1 million were received by the General Account from the Separate Accounts during the years ended December 31, 2019, 2018 and 2017, respectively.

For the years ended December 31, 2019, 2018 and 2017, the Company’s General Account paid $69.8 million, $62.9 million, and $84.0 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within its Separate Account.

An analysis of the Separate Account reserves as of December 31, 2019 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ Equal to 4%	Nonguarantee Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2019	$26,357	$190,962	$217,319
Reserves at 12/31/2019
For Accounts with Assets at:
Fair Value	156,589	18,694,557	18,851,146
Amortized Cost	264,640	—	264,640

Total Reserves	$421,229	$18,694,557	$19,115,786

By Withdrawal Characteristics:
With Market Value Adjustment	$421,229	$—	$421,229
At Fair Value	—	18,661,478	18,661,478

Subtotal	421,229	18,661,478	19,082,707
Not Subject to Discretionary Withdrawal	—	33,079	33,079

Total	$421,229	$18,694,557	$19,115,786

57

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

An analysis of the Separate Account reserves as of December 31, 2018 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2018	$11,608	$186,607	$198,215
Reserves at 12/31/2018
For Accounts with Assets at:
Fair Value	147,437	18,071,347	18,218,784
Amortized Cost	319,879	—	319,879

Total Reserves	$467,316	$18,071,347	$18,538,663

By Withdrawal Characteristics:
With Market Value Adjustment	$467,316	$—	$467,316
At Fair Value	—	18,047,002	18,047,002

Subtotal	467,316	18,047,002	18,514,318
Not Subject to Discretionary Withdrawal	—	24,345	24,345

Total	$467,316	$18,071,347	$18,538,663

Below is the reconciliation of “Net Transfers (from) or to Separate Accounts net of reinsurance” in the Statements of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2019	2018	2017
Transfers to Separate Accounts	$217,318	$198,215	$152,254
Transfers (from) Separate Accounts	(1,831,011)	(2,468,733)	(2,172,432)

Net Transfers (from) Separate Accounts net of reinsurance in the Statement of Operations	$(1,613,693)	$(2,270,518)	$(2,020,178)

14.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

58

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	“ Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuation inputs generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange-traded derivatives.

Level 2

•	Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,
•	Quoted prices for identical or similar assets or liabilities in non-active markets,
•	Inputs other than quoted market prices that are observable, and
•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments, and certain derivatives.

Level 3

•	Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial mortgages, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

59

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

The Company’s assets and liabilities measured at fair value were classified by these levels as of December 31, 2019 as follows:

(In Thousands) Description for Each Class of Asset or Liability	Level 1	Level 2	Level 3	Net Asset Value (“NAV”)	Total
Assets at Fair Value:
Common Stock - Unaffiliated (a)
Industrial and Miscellaneous	$—	$1,654	$166,214	$—	$167,868
Bonds - Unaffiliated (b)					—
Asset-backed Securities	—	—	862	—	862
Industrial and Miscellaneous	—	1	—	—	1
Derivative Assets (d)					—
Interest Rate Contracts	229,582	94,771	—	—	324,353
Equity Contracts	779		—	—	779
Foreign Exchange Contracts	—	982	—	—	982
Separate Accounts Assets (c) (e)	12,672,123	6,338,379	274,378	181,390	19,466,270

Total Assets at Fair Value	$12,902,484	$6,435,787	$441,454	$181,390	$19,961,115

Liabilities at Fair Value:
Separate Accounts (c)	$—	$—	$—	$—	$—
Derivative Liabilities (d)
Interest Rate Contracts	(104,066)	—	—	—	(104,066)
Equity Contracts	(1,767)	—	—	—	(1,767)
Foreign Exchange Contracts	(1,414)	—	—	—	(1,414)

Total Liabilities at Fair Value	$(107,247)	$—	$—	$—	$(107,247)

60

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

The Company’s assets and liabilities measured at fair value were classified by these levels as of December 31, 2018 as follows:

(In Thousands) Description for each class of asset or liability	Level 1	Level 2	Level 3	NAV	Total
Assets at Fair Value:
Common Stock - Unaffiliated (a)
Industrial and Miscellaneous	$—	$1,856	$168,640	$—	$170,496
Bonds - Unaffiliated (b)
Asset-backed Securities	—	—	1,068	—	1,068
Derivative Assets (d)					—
Interest Rate Contracts	45,885	21,247	—	—	67,132
Equity Contracts	93	147,679	—	—	147,772
Foreign Exchange Contracts	—	25,684	—	—	25,684
Separate Accounts Assets (c) (e)	12,356,549	5,656,089	323,517	179,611	18,515,766

Total Assets at Fair Value	$12,402,527	$5,852,555	$493,225	$179,611	$18,927,918

Liabilities at Fair Value:
Separate Accounts (c) (e)	$—	$(28,142)	$—	$—	(28,142)
Derivative Liabilities (d)
Interest Rate Contracts	(23,242)	(30,029)	—	—	(53,271)
Equity Contracts	(10,227)	—	—	—	(10,227)
Foreign Exchange Contracts	(1,622)	—	—	—	(1,622)

Total Liabilities at Fair Value	$(35,091)	$(58,171)	$—	$—	$(93,262)

(a)	Common stocks are carried at fair value.
(b)	Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the tables above.
(c)

Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, bonds and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate Account assets also include $948.2 million and $2,233.1 million of investment income and receivables due at December 31, 2019 and 2018, respectively. Separate Account liabilities include derivative liabilities carried at fair value.

(d)	The derivatives included in the leveling descriptions are carried at fair value.
(e)

Includes assets with a fair value of $181.4 million and $179.6 million at December 31, 2019 and 2018 respectively, in hedge funds, private equities and other alternative investments for which fair value is measured at NAV using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2019 or 2018, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days), redemption schedules (typically quarterly) and hold backs (typically 3% of the investment is held back until the next annual audit is completed).

61

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2019 and December 31, 2018.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value which were categorized as Level 3 for the year ended December 31, 2019:

(In Thousands)	Beginning Balance at 01/01/2019	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2019
Assets:
Common Stock Unaffiliated	$168,640	$—	$(19,948)	$3,601	$15,451	$101,376	$—	$(72,445)	$(30,461)	$166,214
Bonds - Unaffiliated:
Asset-backed Securities	1,068	—	—	—	(206)	—	—	—	—	862
Separate Accounts Assets	323,517	951	(261,568)	(127)	14,380	377,709	—	(145,390)	(35,094)	274,378

Total Assets	$493,225	$951	$(281,516)	$3,474	$29,625	$479,085	$—	$(217,835)	$(65,555)	$441,454

The following table is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value which were categorized as Level 3 for the year ended December 31, 2018:

(In Thousands)	Beginning Balance at 01/01/2018	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2018
Assets:
Common Stock Unaffiliated	$125,472	$—	$—	$—	$(13,956)	$70,470	$—	$(13,308)	$(38)	$168,640
Bonds - Unaffiliated:
Asset-backed Securities	1,118	—	—	—	(50)	—	—	—	—	1,068
Separate Accounts Assets	653,171	27,077	(409,933)	236	(19,364)	117,200	16	(19,163)	(25,723)	323,517

Total Assets	$779,761	$27,077	$(409,933)	$236	$(33,370)	$187,670	$16	$(32,471)	$(25,761)	$493,225

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers are made as a result of changes in the level of observability of inputs used to price the assets or changes in NAIC designations.

62

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2019:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Bonds - Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$862	21	21
Common Stocks	Matrix Pricing	Spreads	166,214	1-249	60
Separate Accounts Assets	Matrix Pricing	Spreads	18,123	46-112	103
	Market Pricing	Quoted Prices	1,014	101	101
	Matrix Pricing	Spreads	232,897	1-100	94
	Market Pricing	Quoted Prices	21,808	100-101	100

Total Assets			$440,918

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2018:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Bonds - Unaffiliated
Asset-backed securities	Matrix Pricing	Spreads	$1,068	25	25
Common Stocks	Market Pricing	Spreads	168,640	1-216	46
Separate Accounts assets	Market Pricing	Spreads	228,664	1-100	92
	Matrix Pricing	Spreads	7,359	94-103	100
	Market Pricing	Quoted Prices	20,156	40-106	100
	Market Pricing	Quoted Prices	34,492	91-104	98

Total assets			$460,379

There were no significant changes made in valuation techniques during 2019 and 2018.

Derivative values in the above tables are presented on a gross basis.

63

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

Aggregate Fair Value of all Financial Instruments

The following table presents the estimated fair values and carrying amounts of the Company’s financial instruments as of December 31, 2019:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$1,480,738	$1,480,742	$744,699	$736,039	$—	$—	$—
Bonds	11,054,022	10,918,153	517,928	10,020,471	515,623	—	—
Preferred Stocks	774,903	769,767	—	394,415	380,488	—	—
Common Stocks	167,867	167,867	—	1,654	166,213	—	—
Mortgages Loans on Real Estate	612,899	606,383	—	—	612,899	—	—
Derivatives – Options and Swaptions	55	55	—	55	—		—
Derivatives – Swaps and Forwards	315,265	334,861	219,567	95,698	—	—	—
Derivatives - Futures	785	785	785	—	—	—	—
Contract Loans	470,431	400,939	—	—	470,431	—	—
Other Invested Assets (a)	542,208	544,323	—	7,028	474,967	60,213	—
Separate Account Assets	19,899,455	19,884,097	12,737,725	6,689,797	290,543	181,390	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(736,725)	(671,845)	—	—	(736,725)	—	—
Derivatives – Swaps and Forwards	(122,497)	(114,761)	(104,065)	(18,432)	—	—	—
Derivatives - Futures	(3,181)	(3,181)	(3,181)	—	—	—	—
Separate Account Liabilities	(288,617)	(288,617)	—	—	(288,617)	—	—

64

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

The following table presents the estimated fair value and carrying amounts of the Company’s financial instruments as of December 31, 2018:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$982,420	$982,422	$261,757	$720,663	$—	—	—
Bonds	10,147,570	10,497,705	255,301	8,810,613	1,081,656	—	—
Preferred Stocks	569,036	566,677	—	459,536	109,500	—	—
Common Stocks	170,496	170,496	—	1,856	168,640	—	—
Mortgages Loans on Real Estate	556,226	544,207	—	—	556,226	—	—
Derivatives – Options and Swaptions	148,542	148,542	—	148,542	—	—	—
Derivatives – Swaps and Forwards	95,083	101,890	49,015	46,068	—	—	—
Derivatives - Futures	93	93	93	—	—	—	—
Contract Loans	418,546	405,685	—	—	418,546	—	—
Other Invested Assets (a)	378,388	399,350	—	6	272,592	105,790	—
Separate Account Assets	18,912,208	18,944,772	12,363,762	6,005,960	362,875	179,611	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(490,792)	(475,872)	—	—	(490,792)	—	—
Derivatives – Swaps and Forwards	(68,674)	(65,470)	(23,242)	(45,431)	—	—	—
Derivatives - Futures	(11,849)	(11,849)	(11,849)	—	—	—	—
Separate Account Liabilities	(306,432)	(306,432)	—	(28,142)	(278,290)	—	—

(a) - Other invested assets include assets with a fair value of $60.2 million and $105.8 million at December 31, 2019 and 2018, respectively, in limited partnership investments as they are valued using equity values which are a proxy for fair value. As of December 31, 2019 and 2018, there were $126.1 million and $112.9 million of unfunded commitments for limited partnership investments, respectively. The investments have liquidity restrictions consisting of either general partner approval or no ability for early redemption.

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents, and short-term investments - The carrying value for cash, cash equivalents, and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds - The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

65

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities - The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate—The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives - The fair values of swaps, swaptions, and forwards are based on current settlement values, dealer quotes, and market prices. Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans - The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets - Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTCs”), surplus debentures, collateral loans, and equipment lease trusts. The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures are obtained from third-party pricing services. Collateral loans are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts - The estimated fair value of Separate Account assets and liabilities is determined using the same methodology described in Note 13. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are attributable to non-financial instruments.

Contract holder deposit funds - The fair values of the Company’s General Account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

66

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

15.	FEDERAL INCOME TAXES

The application of SSAP No. 101, “Income Taxes,” requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized.

Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company did not record a valuation allowance as of December 31, 2019 and December 31, 2018.

The components of the Company’s DTAs and DTLs as of December 31, 2019 and December 31, 2018 were as follows:

(In Thousands)	December 31, 2019			December 31, 2018			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$162,404	$55,355	$217,759	$172,389	$—	$172,389	$(9,985)	$55,355	$45,370
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	162,404	55,355	217,759	172,389	—	172,389	(9,985)	55,355	45,370
Deferred Tax Assets Nonadmitted	—	—	—	10,997	—	10,997	(10,997)	—	(10,997)

Subtotal Net Admitted Deferred Tax Assets	162,404	55,355	217,759	161,392	—	161,392	1,012	55,355	56,367
Deferred Tax Liabilities	112,773	25,517	138,290	78,127	—	78,127	34,646	25,517	60,163

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$49,631	$29,838	$79,469	$83,265	$—	$83,265	$(33,634)	$29,838	$(3,796)

67

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

The following table provides component amounts of the Company’s calculation by tax character in accordance with paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31,2019			December 31, 2018			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Adjusted Gross Deferred Tax Assets Expected to Be Realized (Excluding the amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation. (The Lesser of 2(b)1 and 2(b)2 Below)	57,163	30,719	87,882	83,265	—	83,265	(26,102)	30,719	4,617
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	57,163	30,719	87,882	83,265	—	83,265	(26,102)	30,719	4,617
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	XXX	XXX	225,506	XXX	XXX	214,328	XXX	XXX	11,178
(c) Adjusted Gross Deferred Tax Assets (Excluding the Amount Of Deferred Tax Assets From 2(a) and 2(b)above) Offset by Gross Deferred Tax Liabilities.	105,241	24,636	129,877	78,127	—	78,127	27,114	24,636	51,750

(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$162,404	55,355	$217,759	$161,392	—	$161,392	$1,012	55,355	$56,367

	2019	2018
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	994%	923%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above (In Thousands)	$1,503,375	$1,472,020

68

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation.

	December 31, 2019		December 31, 2018		Change
(In Thousands) Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets, by Tax Character as a Percentage.
Adjusted Gross Deferred Tax Assets	$162,404	55,355	$172,389	—	$(9,985)	55,355
Percentage of Adjusted Gross Deferred Tax Assets by Tax Character Attributable to the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$162,404	55,355	$161,392	—	$1,012	55,355
Percentage of Net Admitted Adjusted Gross Deferred Tax
Assets by Tax Character Because of the Impact of Tax Planning Strategies	0.00%	0.00%	26.06%	0.00%	(26.06)%	0.00%

The Company’s tax planning strategies do not include the use of reinsurance.

The Company had no temporary difference for which a DTL was not established.

The following tables provide the Company’s main components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31, 2019	December 31, 2018	December 31, 2017
Current Income Tax
Federal Tax (Benefit) Expense from Operations	$(21,279)	$(3,553)	$(65,461)
Federal Income Tax Expense on Net Capital Gains	10,362	—	8,105

Current Income Tax (Benefit) Expense	$(10,917)	$(3,553)	$(57,356)

69

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

The main components of the Company’s DTAs and DTLs as of December 31, 2019 and 2018 were as follows:

(In Thousands)	December 31, 2019	December 31, 2018	Change
Deferred Tax Assets:
Ordinary
Policyholder Reserves	$89,538	$97,382	$(7,844)
Investments	2,389	23,255	(20,866)
Deferred Acquisition Costs	28,246	22,997	5,249
Fixed assets	1,018	—	1,018
Compensation and benefits accrual	1,581	—	1,581
Receivables-nonadmitted	4,172	—	4,172
Net Operating Loss carry-forward	—	—	—
Tax credit carry-forward	33,288	—	33,288
Other (Including Items <5% of Total Ordinary Tax Assets)	2,172	28,755	(26,583)

Total Ordinary Deferred Tax Assets	$162,404	$172,389	$(9,985)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	10,997	(10,997)

Admitted Ordinary Deferred Tax Assets	$162,404	$161,392	$1,012
Capital:
Investments	55,355	—	55,355
Net Capital Loss Carry forward	—	—	—

Subtotal	55,355	—	55,355
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Capital Deferred Tax Assets	55,355	—	55,355

Admitted Deferred Tax Assets	$217,759	$161,392	$56,367

Deferred Tax Liabilities:
Ordinary
Investments	$61,445	$26,602	$34,843
Policyholder Reserves	51,328	51,525	(197)

Subtotal	$112,773	$78,127	$34,646
Capital:
Investments	25,517	—	25,517

Subtotal	25,517	—	25,517

Deferred Tax Liabilities	$138,290	$78,127	$60,163

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$79,469	$83,265	$(3,796)

70

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

The change in net deferred income taxes was comprised of the following:

(In Thousands) Description	December 31, 2019	December 31, 2018	Change
Total Deferred Tax Assets	$217,759	$172,389	$45,370
Total Deferred Tax Liabilities	138,290	78,127	60,163

Net Deferred Tax Assets / Deferred Tax Liabilities	$79,469	$94,262	$(14,793)
Statutory Valuation Allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax Liabilities	$79,469	$94,262	$(14,793)
Tax Effect of Unrealized (Gains)/Losses			41,549

Change in Net Deferred Income Tax			$(56,342)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2019, 2018 and 2017 were as follows:

(In Thousands)	December 31, 2019			December 31, 2018			December 31, 2017
Description	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net Income Before Taxes	$244,594	$51,365	17.5%	$205,802	$43,218	41.5%	$191,923	$67,173	28.9%
Pre-tax Capital Gains—Pre IMR	49,342	10,362	3.5%	(101,765)	(21,370)	(20.5)%	40,259	14,091	6.1%
Dividends Received Deduction		(3,970)	(1.4)%		(16,026)	(15.4)%		(25,309)	(10.9)%
Exhibit 5a adjustment		(1,352)	(0.5)%		—	—%		—	—%
Non-deductible Expenses		—	—%		60	0.1%		61	—%
Reversal of IMR		(1,670)	(0.6)%		(3,179)	(3.1)%		(8,981)	(3.9)%
Change in Non-admitted assets		(10,236)	(3.5)%		(2,576)	(2.5)%		881	0.4%
Prior Year Over/Under Accrual		(492)	(0.2)%		2,083	2.0%		(8,058)	(3.5)%
Tax Credit Adjustment		(15,369)	(5.2)%		—	—%		83,440	35.9%
Tax Differences in Wholly Owned Subsidiaries		16,694	5.7%		(32,785)	(31.5)%		(91,695)	(39.5)%
Other		93	0.2%		5	—%		117	0.2%

Total Statutory Income Taxes		$45,425	15.5%		$(30,570)	(29.4)%		$31,720	13.7%

Federal Income Taxes Incurred		$(10,917)	(3.7)%		$(3,553)	(3.4)%		$(57,356)	(24.7)%
Change in Net Deferred Income Taxes		56,342	19.2%		(27,017)	(26.0)%		89,076	38.4%

Total Statutory Income Taxes		$45,425	15.5%		$(30,570)	(29.4)%		$31,720	13.7%

At December 31, 2019, the Company had no net operating loss or capital loss carry forwards. At December 31, 2019, the Company had $19.5 million of foreign tax credit carry forward, which will begin to expire, if not utilized, in 2020. At December 31, 2019, the Company had $13.8 million of general business credit carry forwards, which will begin to expire, if not utilized, in 2029.

71

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

As of December 31, 2019, the Company had no capital income tax expense in the preceding years that will be available for recoupment in the event of future losses.

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

The Tax Cuts and Jobs Act (“the Act”) repealed the corporate Alternative Minimum Tax (and its related credit) for tax years beginning after December 31, 2017. To the extent the Company possesses an AMT credit carryover as of that date, the Company is generally permitted to utilize the credit to the extent of the Company’s regular tax liability for the year. In addition, for tax years 2018, 2019, and 2020, to the extent the Company’s AMT credit carryover exceeds the Company’s regular tax liability, 50% of the excess AMT credit carryover is refundable. Any remaining AMT credit carryover becomes completely refundable in 2021.

Below is a summary of the Company’s 2019 activity related to its AMT credit carryover:

		(In Thousands)
(1)	Gross AMT Credit Recognized as:
	a. Current year recoverable	$1,683
	b. Deferred tax asset (DTA)	—
(2)	Beginning Balance of AMT Credit Carry forward	1,683
(3)	Amounts Recovered	—
(4)	Adjustments	—

(5)	Ending Balance of AMT Credit Carry forward (5=2-3-4)	1,683
(6)	Reduction for Sequestration	—
(7)	Nonadmitted by Reporting Entity	—

(8)	Reporting Entity Balance (8=5-6-7)	$1,683

Tax years prior to 2016 are closed for audit or examination under the applicable statute of limitations. On August 8, 2017 the Internal Revenue Service ( the “IRS”) held open conference for tax years 2014 and 2015. The audit was closed in 2019 with no material changes. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2019 and 2018. As of December 31, 2019, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2019 and December 31, 2018. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2019, 2018 and 2017. The Company has not accrued any penalties related to UTBs.

The Company will file a consolidated federal income tax return for the December 31, 2019 tax year with its wholly-owned subsidiary, DLNY, and will continue to do so in future tax years under Internal Revenue Code Section 1504 (c)(1). A formal tax allocation agreement has been implemented, and the allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

72

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

16.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve- month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the Sale Transaction on August 2, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

In April 2019, April 2018, October 2017 and April 2017, the Company paid an ordinary dividend $200.0 million, $157.4 million, $100.0 million and $135.4 million, respectively, to the Parent. In October 2019, the Parent contributed $16.9 million to the Company in the form of an other invested asset which was nonadmitted at December 31, 2019.

The Company received a capital contribution from the Parent during the first quarter of 2020 in the amount of $100.0 million, as described in Note 21.

The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains/losses, excluding deferred taxes, was approximately $560.0 million and $256.0 million at December 31, 2019 and 2018, respectively.

Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2019 and 2018.

17.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent Commitments

The Company had unfunded commitments for limited partnership investments of $128.0 million and $112.9 million as of December 31, 2019 and December 31, 2018, respectively.

In December 2018, the Company committed to pay $19.4 million of capital contributions to CSHH which were paid in the first quarter of 2019 and were included in the amounts disclosed in Note 2.

Regulatory and Industry Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

73

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective, premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.1 million and $3.2 million for guaranty fund assessments as of December 31, 2019 and 2018, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2019 and 2018, the Company did not have any guaranty fund liabilities or assets related to assessments from insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation and Other Matters

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pursuant to the terms of the Sale Transaction, the acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of SLF and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF’s affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by DLNY, certain environmental liabilities, and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2019 and reported in the current financial statements:

•	Collateral posted under repurchase agreements which was reported as bonds and preferred stocks.

•	Cash collateral posted under reverse repurchase agreements which was reported as cash equivalents.

•	Certain FHLB capital stock.

•	Certain bonds on deposit with governmental authorities as required by law.

•	Certain cash deposits held in a mortgage escrow account (see “Other restricted assets” below).

•	Derivative cash collateral which was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below).

•	Certain cash collateral for brokerage margin.

•	Cash held in a tax escrow account.

74

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

The following were restricted assets (including pledged assets):

(In Thousands)
										Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Current Year Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Non Admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Subject to Repurchase Agreements	$25,000	$—	$—	$—	$25,000	$25,000	$—	$—	$25,000	0.07%	0.07%
Subject to Reverse Repurchase Agreements	340,789	—	—	—	340,789	347,813	(7,024)	—	340,789	0.9%	0.9%
FHLB Capital Stock	30,690	—	—	—	30,690	16,425	14,265	—	30,690	0.08%	0.08%
On Deposit with States	5,214	—	—	—	5,214	5,193	21	—	5,214	0.01%	0.01%
Pledged as Collateral to FHLB (Including Securities and Commercial Mortgage Loans)	610,287	—	—	—	610,287	603,517	6,770	—	610,287	1.61%	1.61%
Other Restricted Assets	52,817	—	—	—	52,817	139,833	(87,016)	—	52,817	0.14%	0.14%

Total Restricted Assets	$1,064,797	$—	$—	$—	$1,064,797	$1,137,781	$(72,984)	$—	$1,064,797	2.81%	2.81%

The following were other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Mortgage Escrow	$2,827	$—	$—	$—	$2,827	$3,430	$(603)	$2,827	0.01%	0.01%
Restricted Cash—Tax Escrow	—	—	—	—	—	11,280	(11,280)	—	—%	—%
Restricted Cash—Derivative Collateral	49,990	—	—	—	49,990	125,123	(75,133)	49,990	0.13%	0.13%

Total	$52,817	$—	$—	$—	$52,817	$139,833	$(87,016)	$52,817	0.14%	0.14%

Lease Commitments

Effective September 24, 2014, the Company entered into a lease agreement for its Waltham, Massachusetts office. On February 19, 2016, the original lease agreement was amended to add additional space. The lease, as amended, expires on April 30, 2023. Rental expenses for 2019, 2018 and 2017 were $2.4 million, $2.4 million, and $2.3 million, respectively, under this lease.

75

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

Effective January 22, 2014, the Company entered into a lease agreement for its Indianapolis, Indiana office. This lease expires on December 31, 2024. Rental expenses for 2019, 2018 and 2017 were $0.2 million under this lease.

Effective July 27, 2016, the Company entered into a sublease agreement for additional space for its Indianapolis office, with this sublease expiring on November 30, 2026. Rental expenses for 2019, 2018 and 2017 were $0.4 million under this sublease.

Effective February 26, 2016, the Company entered into a sublease agreement for a Chicago, Illinois office which expired July 29, 2018. The Company entered into a new sublease effective August 1, 2018 which expired on August 31, 2019. Effective September 1, 2019 , the Company entered into a thirteen-month lease agreement that expires on September 30, 2020. Rental expenses for 2019, 2018 and 2017 were $0.3 million under this sublease. A portion of these rental expenses are reimbursed by CSP&C.

Effective December 20, 2018, the Company entered into a lease agreement for a Chicago office that expires on May 31, 2025. Rental expense for 2019 was $83.0 thousand. Rental expense for 2018 was $0 due to the abatement of the first five months of rent. Effective January 2020, the Company entered into a lease agreement for additional space in this Chicago office that also expires on May 31, 2025. The rental expenses are reimbursed by CSHMS.

Effective June 1, 2019, the Company entered into a six-month lease agreement for a Chicago office that expired on November 30, 2019. The term was extended on a month-to-month basis after November 30, 2019 and the agreement was terminated in January 2020. Rental expenses for 2019 were $0.2 million. These rental expenses are reimbursed by CSHMS.

Effective December 1, 2017, the Company entered into a six-month lease agreement for a New York, New York office with a monthly rental expense of approximately $13.6 thousand that expired May 31, 2018. Effective June 1, 2018, the Company renewed the lease with additional space for another six months with a monthly rental expense of approximately $17.8 thousand that expired on November 30, 2018. Effective December 1, 2018 the Company renewed the lease for an additional four months with a monthly rental expense of approximately $18.8 thousand. Effective April 1, 2019, the Company renewed the lease for an additional 12 months with a monthly rental expense of approximately $17.9 thousand. Effective September 1, 2019, the Company assigned the lease to an affiliate, Gainbridge Insurance Agency, LLC.

Effective July 23, 2018, the Company entered into a month-to-month lease agreement for an office in New York, New York. The monthly rental expense is approximately $3.9 thousand. The lease expired February 28, 2019.

Effective September 10, 2018, the Company entered into a lease agreement for an office in Miramar, Florida that expires on June 30, 2024. Rental payments commenced once the Company took possession of the space which was on March 6, 2019. The first three months of rent in 2019 were abated. Rental expense for 2019 was $0.1 million. These rental expenses are reimbursed by CSHMS.

Effective February 7, 2019 the Company entered into a lease agreement for a second office in Miramar, Florida that terminated on March 31, 2019. The rental expense for 2019 was $33.2 thousand and was reimbursed by CSHMS.

Effective December 20, 2019 the Company entered into a one-year lease agreement for an office in Columbia, South Carolina with rent payments beginning in January 2020. These rental expenses will be reimbursed by CSHMS.

76

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

a. At December 31, 2019, future minimum aggregate rental commitments were as follows:

Year Ending December 31,	(In Thousands) Operating Leases
2020	$3,193
2021	3,076
2022	3,220
2023	1,831
2024	1,044
Aggregate Total All Future Years	$1,006

18.	DEBT

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the “Facility”) with Societe Generale, which was amended effective December 29, 2017 to a $200.0 million revolving credit facility. The Facility terminated on December 12, 2019. Borrowings under the Facility were available for general corporate purposes. Borrowings bore interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Facility, and the Facility had a 270 days rolling margin commitment. The Facility was secured by certain securities held in an account established for this purpose, and borrowings were limited to a specified percentage of the value of the securities in this account. The total commitment fees paid in 2019, 2018, and 2017 were approximately $0.9 million, $0.9 million, and $1.7 million, respectively. There were no outstanding borrowings as of December 31, 2019 and 2018.

19.	FEDERAL HOME LOAN BANK

The Company is a member of the FHLB. Through its membership, the Company utilizes funding agreements obtained from the FHLB. The Company manages these funds in an investment spread strategy, consistent with its other investment spread operations. Accordingly, the Company considers these funds policyholder liabilities. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB for use in the Company’s general operations would be accounted for as borrowed money. As indicated in Note 2, the FHLB also issued a $12.0 million letter of credit to the Company on behalf of an unrelated party effective September 30, 2019 with an initial expiration date of August 15, 2020. Collateral related to the letter of credit is included in the disclosures below. As of December 31, 2019 and 2018, respectively, there was $565.0 million and $365.0 million outstanding to the FHLB.

77

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

FHLB Capital Stock

Aggregate Totals

		General	Separate
Year Ended 2019 (In Thousands)	Total	Account	Accounts
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,949	2,949	—
Activity Stock	23,016	23,016	—
Excess Stock	4,725	4,725	—

Aggregate Total	$30,690	$30,690	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$747,256	XXX	XXX

Year Ended 2018 (In Thousands)
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,587	2,587	—
Activity Stock	13,838	13,838	—
Excess Stock	—	—	—

Aggregate Total	$16,425	$16,425	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$471,449	XXX	XXX

Membership Stock (Class A and B) Eligible for Redemption

(In Thousands)
Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	2,949	2,949	—	—	—	—

Collateral Pledged to FHLB

Amount Pledged as of Reporting Date

(In Thousands)	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Total Collateral Pledged	$868,893	$849,372	$565,000
Current Year Separate Accounts Total Collateral Pledged	—	—	—

Current Year Total General and Separate Accounts Total Collateral Pledged	$868,893	$849,372	$565,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$607,674	$603,518	$365,000

78

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

Maximum Amount Pledged During Reporting Period

(In Thousands)	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Maximum Collateral Pledged	$922,781	$897,192	$565,000
Current Year Separate Accounts Maximum Collateral Pledged	91,551	90,924	—

Current Year Total General and Separate Accounts Maximum Collateral Pledged	$1,014,332	$988,116	$565,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$644,799	$641,248	$365,000

Borrowing from FHLB

Amount as of Reporting Date

Current Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	565,000	565,000	—	508,480
Other	—	—	—	XXX

Aggregate Total	$565,000	$565,000	$—	$508,480

Prior Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	365,000	365,000	—	320,507
Other	—	—	—	XXX

Aggregate Total	$365,000	$365,000	$—	$320,507

Maximum Amount during Reporting Period (Current Year)

(In Thousands)	Total	General Account	Separate Accounts
Debt	$—	$—	$—
Funding Agreements	565,000	565,000	—
Other	—	—	—

Aggregate Total	$565,000	$565,000	$—

79

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

FHLB – Prepayment Obligations

Does the Company have prepayment Obligations under the following arrangements (YES/NO)
Debt	NO
Funding Agreements	YES
Other	NO

20.	Health Business

Beginning in 2019, the Company issued Medicare Advantage products in the states of Colorado, North Carolina and Virginia, resulting in approximately $0.5 million of premium written in 2019. There was no premium written in 2018 or 2017.

Retrospectively-Rated Contracts and Contracts Subject to Redetermination

The Company estimates accrued retrospective premium adjustments for the Medicare Part D business in accordance with CMS regulations and using CMS formulas. Accrued retrospective premiums are recorded through written premium. The Company has Medicare Part D risk-corridor amounts related to Part D premiums. The amount of Medicare Part D direct premiums written subject to this retrospectively rated feature was $28.5 thousand for 2019 representing 6.0% of total direct health premiums written for 2019.

The Company has risk-adjustment amounts from CMS from Medicare Part C and Part D premiums. Medicare Part D premiums include payments from CMS for risk-sharing adjustments which are estimated quarterly based on claim experience, with final revenue adjustment determined and settlement with CMS in the year following the contract. The Company’s Medicare Part C and Part D premiums are subject to redetermination by CMS based on risk factor scores of each member. The Company estimates premium adjustments for changes to health scores based on past experience. The Company recognizes periodic changes to risk-adjusted premiums as revenue when the amounts are determinable and collection is reasonably assured. All of the Company’s direct health premiums written are subject to this redetermination feature.

The Company’s actual loss ratios on the Medicare line of business were in excess of the minimum requirements and as a result no minimum medical loss ratio rebate was required to be established.

The Company did not write accident and health premiums in 2019 or 2018 subject to the risk-sharing provisions of the Affordable Care Act (“ACA”).

Change in Incurred Losses and Loss Adjustment Expenses

There were no changes in methodologies or assumptions used in calculating the liability for unpaid losses and loss adjustment expenses. The Company did not write any health insurance business in 2018 or 2017 and therefore had no prior year development.

80

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

The following table discloses paid claims, incurred claims, claims unpaid, aggregate health claim reserves, and health care receivables for the year ended December 31, 2019.

In thousands	Current Year Incurred	2019 Prior Year Incurred	Total
Beginning of year claim reserve	$—	$—	$—
Paid claims—net of health care receivable	555	—	555
End of year claim reserve	131	—	131
Incurred claims excluding the change in health care receivable	686	—	686
Beginning of year health care receivable	—	—	—
End of year health care receivable	20	—	20

Total incurred claims	$666	$—	$666

Original estimates are increased or decreased as additional information becomes known regarding claim development experience.

The Company incurred claims adjustment expenses (“CAE”) of $65.3 thousand in 2019. The Company did not incur or pay claim adjustment expenses in the current year that was attributable to prior years.

Premium Deficiency Reserves

In thousands
1. Liability carried for premium deficiency reserves	$ 679
2. Date of the most recent evaluation of this liability	2/18/2020
3. Was anticipated investment income utilized in the calculation?	Yes ☐ No ☒

21.	SUBSEQUENT EVENTS

The Company has evaluated events and transactions that occurred from January 1, 2020 to April 27, 2020, the date the financial statements were issued.

Type I – Recognized Subsequent Events:

During the first quarter of 2020, the Company received $100.0 million in cash contributions from its Parent. As these contributions were received prior to the filing of the annual statement, and the contributions were approved by the State of Delaware Department of Insurance, the contributions were recorded as of December 31, 2019. The corresponding receivable from Parent was considered an admitted asset as prescribed by SSAP No. 72 “Surplus and Quasi-Reorganizations.”

Type II – Nonrecognized Subsequent Events:

During 2020, the Company borrowed $320.0 million from the FHLB by entering into short term advance agreements, of which $250.0 million has been repaid. Also during 2020, the Company entered into additional funding agreements with the FHLB for $248.0 million.

81

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

Subsequent to December 31, 2019, on March 27, 2020, H.R. 748, the Coronavirus Aid, Relief, and Economic Security Act, “the CARES ACT”, was signed into legislation which includes tax provisions relevant to businesses that during 2020 will impact taxes related to 2018 and 2019. Some of the significant changes are reducing the interest expense disallowance for 2019 and 2020, allowing the five year carryback of net operating losses for 2018-2020, suspension of the 80% limitation of taxable income for net operating loss carryforwards for 2018-2020, and the acceleration of depreciation expense from 2018 and forward on qualified improvement property. The Company is required to recognize the effect on the financial statements in the period the law was enacted, which is 2020. At this time, for 2018 and 2019, the Company does not expect the impact of the CARES ACT on the Company’s financial position or results of operations to be material.

The spread of COVID-19 is worldwide, dislocating the capital markets and affecting every industry. As of April 27, 2020, the Company has taken steps to protect its employees and seek to maintain business continuity. The Company further believes that its capital and liquidity positions enable it to weather current market volatilities and business disruptions related to the pandemic. However, there is considerable uncertainty around both the severity and the duration of the COVID-19 outbreak, and for that reason the future financial and other impacts of the pandemic cannot reasonably be estimated at this time.

On April 23, 2020, the Company declared an ordinary dividend of $65.0 million to the Parent to be paid on or after April 24, 2020.

82